Registration No. 333-111688
                           811-07837

As Filed with the Securities and Exchange Commission on September 22, 2008

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933                [ X ]

Pre-Effective Amendment No. ____          [  ]

Post-Effective Amendment No._10___         [X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

Amendment No.__30__          [ X ]

Sun Life of Canada (U.S.) Variable Account G
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-888-594-2654
Depositor's Telephone Number

Sandra DaDalt
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[  ]  on May 1, 2008 pursuant to paragraph (b) of Rule 485.

[ X ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on November 3, 2008 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment No. 10 to the Registration Statement on Form N-6 (the "Registration Statement") (File Nos. 333-111688, 811-07837) is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended, in order to supplement the registration statement with a prospectus and statement of additional information that utilize 2001 CSO Mortality Tables. This Amendment does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, or other information contained in Post-Effective Amendment No. 7 to the Registration Statement.

PART A

Sun Life Large Case VUL
 Sun Life of Canada (U.S.) Variable Account G
A Flexible Premium Corporate Variable Universal Life Insurance Policy
Prospectus
November 3, 2008

This prospectus describes the corporate variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”), one of our separate accounts.  The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Sub-Accounts and a Fixed Account Option.  The Sub-Accounts in the Variable Account invest in shares of the following Funds:
ASSET ALLOCATION	LARGE CAP EQUITY
MFS® Total Return Portfolio (Initial Class)	AIM V.I. Basic Value Fund (Series I Shares)
EMERGING MARKETS BOND	American Funds Insurance Series® Growth-Income Fund (Class 2)
PIMCO VIT Emerging Markets Bond Portfolio (Administrative Class)	American Funds Insurance Series® Growth Fund (Class 2)
EMERGING MARKETS EQUITY	American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)
MFS® Emerging Markets Equity Portfolio (Initial Class)	Columbia Marsico Growth Fund Variable Series – Class A
HIGH YIELD BOND	Dreyfus Stock Index Fund, Inc. (Initial Shares)
American Funds Insurance Series® High-Income Bond Fund (Class 2)	Dreyfus VIF Appreciation Portfolio (Initial Shares)
Fidelity VIP High Income Portfolio (Initial Class)	DWS Dreman High Return Equity VIP (Class A)
PIMCO VIT High Yield Portfolio (Administrative Class)	Fidelity VIP Contrafund® Portfolio (Initial Shares)
SCSM PIMCO High Yield Fund (Initial Class)	Fidelity VIP Equity-Income Portfolio (Initial Class)
INFLATION-PROTECTED BOND	Fidelity VIP Growth Portfolio (Initial Class)
PIMCO VIT Real Return Portfolio (Administrative Class)	Fidelity VIP Growth & Income Portfolio (Initial Class)
INTERMEDIATE TERM BOND	Lord Abbett Series Fund – Growth and Income Portfolio (Class VC)
American Funds Insurance Series® Bond Fund (Class 2)	MFS® Value Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class)	Mutual Shares Securities Fund (Class 1)
MFS® Government Securities Portfolio (Initial Class)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)
PIMCO VIT Total Return Portfolio (Administrative Class)	SCSM Davis Venture Value Fund (Initial Class)
INTERNATIONAL/GLOBAL EQUITY	SCSM Lord Abbett Growth & Income Fund (Initial Class)
AllianceBernstein VPS International Value Portfolio (Class A)	T. Rowe Price Blue Chip Growth Portfolio
American Funds Insurance Series® International Fund (Class 2)	T. Rowe Price Equity Income Portfolio
American Funds Insurance Series® Global Growth Fund (Class 2)	Van Kampen LIT Comstock Portfolio (Class 1 Shares)
American Funds Insurance Series® Global Growth-Income Fund (Class 2)	Van Kampen LIT Growth and Income Portfolio (Class 1 Shares)
Columbia Marsico International Opportunities Fund, Variable Series – Class B	REAL ESTATE EQUITY
Fidelity VIP Overseas Portfolio (Initial Class)	Delaware VIP REIT Series (Standard Class)
MFS® Global Growth Portfolio (Initial Class)	Franklin Global Real Estate Securities Fund (Class 1)#
MFS® International Growth Portfolio (Initial Class)	Sun Capital Global Real Estate Fund® (Initial Class)**
MFS® International Value Portfolio (Initial Class)	SHORT TERM BOND
MFS® Research International Portfolio (Initial Class)	PIMCO VIT Low Duration Portfolio (Administrative Class)
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	SCSM Goldman Sachs Short Duration Fund (Initial Class)
Templeton Foreign Securities Fund (Class 1)	SMALL CAP EQUITY
Templeton Growth Securities Fund (Class 1)	Alger American SmallCap Growth Portfolio (Class O)*
MID CAP EQUITY	BlackRock Value Opportunities V.I. Fund (Class I)
AIM V.I. Mid Cap Core Equity Fund (Series I Shares)	Delaware VIP Small Cap Value Series (Standard Class)
Alger American MidCap Growth Portfolio (Class O)	DWS Small Cap Index VIP (Class A)
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)	DWS Dreman Small Mid Cap Value VIP (Class A)
Delaware VIP Growth Opportunities Series (Standard Class)	Franklin Small-Mid Cap Growth Securities Fund (Class 1)
Dreyfus IP MidCap Stock Portfolio (Initial Shares)	MFS® New Discovery Portfolio (Initial Class)#
Fidelity VIP Mid Cap Portfolio (Initial Class)	Oppenheimer Main Street Small Cap Fund®/VA (Non-Service Shares)
Janus Aspen Series Mid Cap Value Portfolio (Institutional Shares)	Royce Capital Fund – Small-Cap Portfolio
Lord Abbett Series Fund – Mid-Cap Value Portfolio (Class VC)	Wanger USA***
SCSM Blue Chip Mid Cap Fund (Initial Class)	SPECIALTY/SECTOR EQUITY
SCSM Goldman Sachs Mid Cap Value Fund (Initial Class)	Dreyfus IP Technology Growth Portfolio (Initial Shares)
Van Kampen UIF Mid Cap Growth Portfolio (Class 1 Shares)	MFS® Utilities Portfolio (Initial Class)
MONEY MARKET	SPECIALTY/SECTOR COMMODITY
Fidelity VIP Money Market Portfolio (Service Class)	PIMCO VIT Commodity RealReturn Strategy Portfolio (Administrative Class)
TARGET DATE	INTERNATIONAL/GLOBAL SMALL /MID CAP EQUITY
Fidelity VIP Freedom 2015 Portfolio (Initial Class)##	American Funds Insurance Series® Global Small Capitalization Fund (Class 2)
Fidelity VIP Freedom 2020 Portfolio (Initial Class)##
Fidelity VIP Freedom 2030 Portfolio (Initial Class)##
THIS POLICY IS ONLY AVAILABLE FOR SALE THROUGH DECEMBER 31, 2008.
Invesco Aim Advisors, Inc. advises the AIM Funds and advisory entities affiliated with Invesco Aim Advisors, Inc. subadvise the AIM Funds.  Fred Alger Management, Inc. advises the Alger Portfolios.  Alliance Capital Management L.P. advises the AllianceBernstein VPS Portfolios. Capital Research and Management Company advises the American Fund Insurance Series® Funds.  BlackRock Advisers LLC advises the BlackRock Value Opportunities V.I. Fund.  Columbia Management Advisors, LLC advises the Columbia Funds and Marsico Capital Management, LLC is the subadviser.  Delaware Management Company advises the Delaware Series.  Dreyfus Corporation advises the Dreyfus Portfolios and the Dreyfus Stock Index Fund, Inc.  Deutsche Asset Management, Inc. advises the DWS Small Cap Index VIP.  Deutsche Investment Management Americas Inc. advises the DWS Dreman VIPs.  Fidelity Management & Research Company advises the Fidelity Portfolios.  Franklin Advisers, Inc. advises the Franklin Small Cap Fund and the Franklin Global Real Estate Securities Fund.  Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares Securities Fund.  Templeton Investment Counsel, LLC advises the Templeton Foreign Securities Fund.  Templeton Global Advisors Limited advises the Templeton Growth Securities Fund. Goldman Sachs Asset Management, L.P. subadvises SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Janus Capital Management LLC advises the Janus Aspen Series Mid Cap Value Portfolio.  Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios and subadvises SCSM Lord Abbett Growth & Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS Portfolios.  OppenheimerFunds, Inc. advises the Oppenheimer Fund/VAs.  Pacific Investment Management Company advises the PIMCO Portfolios and SCSM PIMCO High Yield Fund.  Royce & Associates, LLC advises the Royce Capital Fund – Small-Cap Portfolio.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Real Estate Fund.  T. Rowe Price Associates, Inc. advises the T. Rowe Portfolios.  Morgan Stanley Investment Management Inc. advises the Van Kampen UIF Mid Cap Growth Portfolio.  Van Kampen Asset Management advises the Van Kampen LIT Portfolios.  Columbia Wanger Asset Management, LLP advises Wanger USA.  Wellington Management Company, LLP subadvises SCSM Blue Chip Mid Cap Fund.
*On May 1, 2008, Alger American Small Capitalization Portfolio changed its name to Alger American SmallCap Growth Portfolio.
**On May 1, 2008, Sun Capital Real Estate Fund changed its name to Sun Capital Global Real Estate Fund.
***On June 1, 2008, Wanger U.S. Smaller Companies changed its name to Wanger USA.
#On July 1, 2008, MFS New Discovery Portfolio and Franklin Global Real Estate Securities Fund are closed to new premium and transfers.
##These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.  These investment options may be more expensive than Funds that do not invest in other Funds.

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Topic                                                                                                                                   Page

Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
About Who We Are [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Potential Conflicts [INSERT PAGE NUMBER]
Our General Account [INSERT PAGE NUMBER]
About the Policy [INSERT PAGE NUMBER]
Application and Issuance[INSERT PAGE NUMBER]
Death Benefit Compliance Test[INSERT PAGE NUMBER]
Initial Premium Payment[INSERT PAGE NUMBER]
Insurable Interest Requirement[INSERT PAGE NUMBER]
Right to Return Policy Period[INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
General Limitations [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Modified Endowment Contract [INSERT PAGE NUMBER]
Additional Protection Benefit Rider (APB Rider) [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Policy Proceeds [INSERT PAGE NUMBER]
Death Benefit Options [INSERT PAGE NUMBER]
Changes in the Death Benefit Option [INSERT PAGE NUMBER]
APB Rider Death Benefit [INSERT PAGE NUMBER]
Minimum Face Amount [INSERT PAGE NUMBER]
Changes in Face Amount [INSERT PAGE NUMBER]
Increases in Face Amount [INSERT PAGE NUMBER]
Decreases in Face Amount [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value for Investment Options [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Account Value in the Loan Account [INSERT PAGE NUMBER]
Insufficient Value. [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Insured's Attained Age 100 [INSERT PAGE NUMBER]
Enhancement Benefit [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrender [INSERT PAGE NUMBER]
Partial Surrenders [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Charges, Deductions and Refunds [INSERT PAGE NUMBER]
Premium Expense Load[INSERT PAGE NUMBER]
Mortality and Expense Risk Charge.[INSERT PAGE NUMBER]
Monthly Expense Charge[INSERT PAGE NUMBER]
Monthly Cost of Insurance[INSERT PAGE NUMBER]
Deferred Expense Load on Policy Year 1 Premium[INSERT PAGE NUMBER]
Other Charges and Expenses[INSERT PAGE NUMBER]
Directed Deductions[INSERT PAGE NUMBER]
APB Rider Charge[INSERT PAGE NUMBER]
Reduction of Charges [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Alteration [INSERT PAGE NUMBER]
Assignments [INSERT PAGE NUMBER]
Owner and Beneficiary [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Illustrations [INSERT PAGE NUMBER]
Misstatement of Age or Sex [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Performance Information [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Tax Return Disclosure [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Appendix A - Glossary of Policy Terms [INSERT PAGE NUMBER]
Appendix B - Privacy Policy [INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest.  It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

-	The Account Value equals

-	premiums, plus

-	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

-	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is

-	Account Value, less

-	Policy Debt, plus

-	any Enhancement Benefit.

-	You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

-	You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

-
You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year.  Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender.  The Net Amount at Risk equals the Death Benefit minus your Account Value.

Death Benefit Compliance Test

-	For favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Cash Value Accumulation Test definition.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

-	You have a choice of three death benefit options-

-	the Specified Face Amount (Option A); or

-	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

-	the Specified Face Amount plus cumulative premiums paid (Option C).

-	You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

-	At any time, You may-

-	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

-	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

-	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

-	You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

-	We have established a separate account ( the "Variable Account") to fund the variable insurance benefits under your Policy.

-	The assets of the Variable Account are free from our general creditor's claims.

-	The Variable Account is divided into Sub-Accounts.

-	Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.

-	With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

-	It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

-
This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Premium Expense Load is higher in the early Policy Years.  The “Premium Expense Load” is a charge imposed on the premium at the time the Company receives it.  The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy.  See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within 10 days (or a longer period if required by applicable state law) beginning when You receive the Policy.  Please see the Right to Return Policy Period section on page 12 for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due.  If this occurs, we will send You written notice and allow You a 61 day grace period.  If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1] On Premium up to and Including Target Premium Maximum Charge: Current Charge: On Premium in Excess of Target Premium Maximum Charge: Current Charge:	Upon premium receipt Upon premium receipt	(as a % of premium) 12.5% 7.5% 5.5% 2.50%
Illustration Charge	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Deferred Expense Load on Policy Year 1 Premium[2] Maximum Charge: Current Charge:	On the Policy Anniversary	(as a % of premium up to and including Target Premium)
1.0% 0.40%
Cost of Insurance[3]	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk)
Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)		$83.33 $0.07 $0.23
Mortality and Expense Risk Charge[5] Maximum Charge: Current Charge:	Daily	(on the assets allocated to the investment options in the Variable Accounts)
0.90% 0.50%
Monthly Expense Charge Maximum Charge: Current Charge:	At the beginning of each Policy Month	$15.00 $5.00
Loan Interest[6] Maximum Charge:	At the end of each Policy Year	(as a % of Policy Debt) 5.0%
Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $20.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted
Additional Protection Benefit Rider[7]

Maximum Cost of Insurance Charge:
Minimum Cost of Insurance Charge:
Representative Owner Cost of Insurance Charge[4]:
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)
	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.07 $0.23

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)
Total Annual Fund Expenses (reflects management fees, distribution [and/or service](12b-1) fees and other expenses)	Minimum	Maximum
	0.27%	1.55%

1The elements making up the Premium Expense Load are discussed on pages 22-23.  The Load is deduced from premium received and will not exceed 12.5% in Policy Years 2-7 and 3.25% thereafter.
2The elements making up the Deferred Expense Load on Policy Year 1 Premium are discussed on page 24.  The Load is deducted from the assets allocated to the investment options, is deducted in Policy Years 2-7 and will not exceed 1.0%.
3The charge varies based on the length of time the Policy has been in force and the Insured's Issue Age, sex and rating class.  The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 15.  The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.
4It is assumed the owner and the Insured are the same person. .
5The Mortality and Expense Risk charge is deducted in all Policy Years.  The charge shown is an annual charge.  The charge is deducted on a daily basis.
6Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  It is 5.0% in Policy Years 1-10 and 4.25% thereafter.
7The charge varies based on the length of time the Policy has been in force and the Insured's Issue Age, sex and rating class.  The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 15.  The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.

About Who We Are

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

Sun Life of Canada (U.S.) Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the Policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company.  All determinations will be made by our Board of Directors.  In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change.  We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts.  Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”).  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained by calling 888-594-2654, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, MA 02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds’ investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds’ investment advisers may compensate us for administering the Funds as investment options under the Policy. Such compensation is paid from advisers’ assets.

Fees and Expenses of the Funds.  Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because they are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select.  The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average net asset value of each Fund.  These fees and expenses are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Potential Conflicts.  We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts.  As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds.  The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners.  In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund.  If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account.  Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

About the Policy
This prospectus describes the material provisions of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued. We are prohibited from offering any feature or benefit that has been disapproved by your state insurance regulator.  Please contact your financial advisor for detail about any variation in the Policy available in your state.
Application and Issuance.  To apply for a Policy, You must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting requirements information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy the legal standard of the Cash Value Accumulation Test for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  The Death Benefit must effectively always equal or exceed your gross cash surrender value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Cash Value Accumulation Test vary by Attained Age and sex.

Initial Premium Payment.  A Minimum Premium will be due and payable as of the Issue Date.  The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date.  The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election and risk and underwriting classification of the Insured.  Pending approval of your application, we will allocate any premium payments You make to our general account.  If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations.  The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.  The Investment Start Date is the date the first premium is applied which will be the latest of-

-	the Issue Date, or

-	the date we approve the application for the Policy, or

-	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement.  You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage.  Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law.  You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period.  If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Principal Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (unless a different period is applicable under state law) (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

-	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

-	the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

-	any fees or charges imposed on amounts allocated to the Investment Options.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of  premium payments made and premium payments made plus money market return.  Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Fidelity VIP Money Market Portfolio Sub-Account during that period beginning on the Investment Start Date.  Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below.  All premium payments should be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.

General Limitations.  We reserve the right to limit the number of premium payments we accept on an annual basis.  No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Planned Periodic Premiums.  While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits.  In general, the billing period must be annual or semiannual.  We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.  We will also suspend reminder notices at your written request.

Allocation of Net Premium.  Net Premium is the amount You pay as premium minus the Premium Expense Load.  The Premium Expense Load covers State and Federal tax liabilities related to premium.  We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above.  You will be required to specify initial allocation percentages at the time of application.  While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us.  An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract.  Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.”  One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract.  We will not credit the premium unless we receive specific instructions from You to do so.  Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account.  This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

Additional Protection Benefit Rider (APB Rider)

The Policy may be issued with an APB Rider.  This rider provides life insurance coverage, annually renewable to Insured's Attained Age 100, on the life of the Insured equal to the amount of the APB Rider Death Benefit.  You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction.  This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider is terminated.  The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit do not exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium.  Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount.  Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.  Lower Target Premium results in lower Premium Expense Loads and Deferred Expense Loads on Policy Year 1 Premium.

If You convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically.  An APB Rider will also terminate on the earliest of-

-	our receipt of your written request for termination,

-	the lapse of the Policy because of insufficient value,

-	the Insured’s Attained Age 100, or

-	the termination of the Policy.

Death Benefit

Policy Proceeds.  If the Policy is in force at the time of the Insured’s death, the Insured has not Attained Age 100 and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

-	the amount of the Base Death Benefit, minus

-	the amount of any outstanding Policy Debt, plus

-	the amount of any APB Rider Death Benefit, plus

-	the amount of any other supplemental benefits.

The amount of the Base Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

For Insureds who have Attained Age 100 at death, Policy Proceeds equal the Gross Cash Surrender Value minus outstanding Policy Debt.

Death Benefit Options.  The Policy has three death benefit options.  You will be required to select one of them in the policy application.

 Option A-Specified Face Amount.  Under this option, the Base Death Benefit is the greater of-

-	the Policy’s Specified Face Amount, or

-	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the Gross Cash Surrender Value, or

-	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

-	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive due proof of that death.  Through the Insured’s Attained Age 100, the Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death.  After the Insured’s Attained Age 100, any death benefit provided by rider terminates and the Death Benefit will be equal to the Gross Cash Surrender Value.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 100, which may result in adverse tax consequences.  You should consult your tax advisor prior to continuing the Policy beyond the Insured’s Attained Age 100.

Changes in the Death Benefit Option.  You may change the death benefit option, subject to our underwriting rules in effect at the time of the change.  Requests for a change must be made in writing to us at our Principal Office.  The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

APB Rider Death Benefit.  The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit.  For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  The Total Face Amount is equal to the Specified Face Amount plus the APB Rider Face Amount.

Minimum Face Amount.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.  In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000.  We reserve the right to waive these minimums.

Changes in Face Amount.  You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change.  Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible.  You must send your request for a change to us in writing.  The effective date for changes will be-

-	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

-	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount.  An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase.  You may be required to submit satisfactory evidence of the Insured’s insurability.  The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.

Decreases in Face Amount.  The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy.  Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy.  A decrease in face amount will be applied-

-	first, to the most recent increase;

-	second, to the next most recent increases, in reverse chronological order; and

-	finally, to the initial face amount.

Account Value

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values.  On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account.  The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account.  Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Deferred Expense Load on Policy Year 1 Premium and the Monthly Cost of Insurance Charge.  The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account.  A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange.  The New York Stock Exchange historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.  The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value for Investment Options.  The Account Value on the Investment Start Date equals-

-	that portion of Net Premium received and allocated to the Investment Options, minus

-	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

-	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

-	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

-	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

-	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

-	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

-	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

-	any illustration charge assessed during the current Valuation Period, minus

-	if a Policy Anniversary occurs during the current Valuation Period, that portion of the Deferred Expense Load on Policy Year 1 Premium charged to each Investment Option, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to each Investment Option, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to each Investment Option, minus

-	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy Month charged to each Investment Option.

Net Investment Factor.  The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next.  This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period.  Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so.  The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

-the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

-the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

-a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account.  The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

-	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

-	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day; minus

-	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value.  If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.
Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily, monthly and annual deductions due for charges under the Policy from the Account Value.  Notice of premium due will be mailed to your last known address or the last known address of any assignee of record.  We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address.  If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions unless state law dictates otherwise.  If the Policy terminates by reason of insufficient value, there is no right to reinstate the coverage.
Insured's Attained Age 100.  At the Insured’s Attained Age 100, no further premium will be accepted.  The Account Value will be determined in the same manner as it was prior to the Insured's Attained Age 100, except that no further deduction for Monthly Cost of Insurance will be made.
The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100 which may result in adverse tax consequences.  We recommend that You receive counsel from your tax advisor.
Enhancement Benefit.  An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision).  The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit.

The Enhancement Benefit represents a return of a portion of the charges paid under the Policy.

When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit.  When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first twelve Policy Years) and is calculated as follows:

-	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

-
Whenever a Premium Expense Load, a Deferred Expense Load on Policy Year 1 Premium or a Monthly Expense Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

-
Whenever a Monthly Cost of Insurance charge is deducted during years 1-7 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

-	[(84 – M) divided by 84] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

-	The Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner, and is not contingent upon surrender of all such Policies.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account.  Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum.  The transfer percentage, transfer period and transfer minimum are shown in the Policy.  We will make transfers pursuant to an acceptable request to our Principal Office.  An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Principal Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.  The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to-

-	the minimum amount that may be transferred;

-	the frequency of transfers; and

-	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

We will notify You in writing of the imposition of a transfer limitation.  We do not reserve any right to impose charges for transfers.  Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Variable Account has policies and procedures to discourage frequent transfers of Account Value.  As described above under "Transfer Privileges," the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

-	when a new broker of record is designated for the Policy;
-	when necessary in our view to avoid hardship to an Owner;
-	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.   Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Accessing Your Account Value

Surrender.  By written request, You may surrender the Policy for its Cash Surrender Value at any time.  The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate.  The Cash Surrender Value is-

-	the Account Value, minus

-	the outstanding balance of any outstanding Policy Debt; plus

-	any Enhancement Benefit

Partial Surrenders.  You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Principal Office in a form satisfactory to us.  The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt.  It will be payable in a lump sum.  Partial surrenders may have tax consequences.  The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured.  The Insured may provide evidence of insurability.  The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards.  If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options.  If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender.

Policy Loans.  Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary.  We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made.  Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%.

You may allocate the policy loan among the Investment Options.  If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter.  This interest will be due and payable to us in arrears on each Policy Anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan.  It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.  We will accept repayment of any policy loan at any time while the Policy is in force.  The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options.  You may allocate the loan repayment among the Investment Options.  If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment.  We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment.  We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death.  Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

-	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

-	the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners; or

-
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request.

Charges, Deductions and Refunds
Premium Expense Load.  We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations.  The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses.  The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records.  To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges.  The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate applicable to all policyowners.  A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium.  For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium.  The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge.  We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy.  We may realize a profit from this charge.  This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes.  Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.90% of assets.  The current Daily Risk Percentage will be no greater than 0.50% of assets for Policy Years 1-9 and 0.10% thereafter.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.  Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.
Monthly Expense Charge.  We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred.  We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $15.00 in any Policy Month.  Currently, the Monthly Expense Charge is $5.00 per month.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  This charge is made, in arrears, at the end of each Policy Month.  We may realize a profit from this charge.  If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where

(1)
is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Gross Cash Surrender Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)
is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the APB Rider Death Benefit, which is the Total Death Benefit minus the Base Death Benefit, at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1of the Policy, times the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively.  The minimum charge is $0.07 and the representative owner charge is $0.23.  A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the APB Rider Face Amount and each increase in Specified Face Amount or APB Rider Face Amount.

The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.  Monthly Cost of Insurance rates are based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class and table rating, if any.  We will from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes.  The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent.  Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner.  We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk.  The cost of insurance rates shown in the Policy are based on the 1980 Commissioner's Standard Ordinary Mortality Table A (for males), Table B (for unisex) or Table G (for females).  Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.
Deferred Expense Load on Policy Year 1 Premium.  A deduction for this expense load, which is assessed in Policy Years 2 through 7 and deducted on the Policy Anniversary, is based on premium payments in Policy Year 1 up to and including Target Premium.  This Load is deducted from assets allocated to the Investment Options.  The Premium Expense Load would be higher if the Deferred Expense Load on Policy Year 1 Premium was not imposed.  It is comprised of the same elements as the Premium Expense Load.  The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate applicable to all policyowners.  The load is guaranteed not to exceed 1.0%.  Currently, the load will be no greater than 0.40%.
Other Charges and Expenses.  We reserve the right to impose a charge for in-force illustrations, as more fully described at page 25.  We currently do not impose a charge and guarantee any charge will not exceed $25.00.  In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described at pages 21-22.  Lastly, a flat extra charge may apply if an Insured is a substandard risk.  A flat extra charge will not exceed $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount. It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Directed Deductions.  You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Deferred Expense Load on Policy Year 1 Premium and Monthly Cost of Insurance Charge deductions are taken.  The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected.  If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

APB Rider Charge.  The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy.  We anticipate the rider's cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider.  The rates are based on the 1980 CSO Mortality Table A (for males), Table B (for unisex) or Table G (for females), unless the Insured has been rated a substandard risk.  Monthly rider cost of insurance rates for classes of Insured with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any owner.

Termination of Policy

The Policy will terminate on the earliest of-

-	the date we receive your request to surrender,

-	the expiration date of the grace period due to insufficient value, or

-	the date of Insured’s death.

Other Policy Provisions

Alteration.  Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in a form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Principal Office.  We are not responsible for the validity or legal effect of any assignment.  Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary.  The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice.  The beneficiary has no rights under the Policy until the death of the Insured.  A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds.  You may change beneficiary by sending notice in a form satisfactory to us.  If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You.  If You are also the Insured, the Policy Proceeds will be paid to your estate.

Reports to Owners.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any Policy Debt.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations.  Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits.  Currently, we do not charge for the illustration but reserve the right to do so.  Any fee will not exceed $25.00.

Misstatement of Age or Sex.  If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

     Misstatement discovered at death-The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).
     Misstatement discovered prior to death-If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).
Suicide.  Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds.  We will refund to You the greater of (a) or (b) where:  (a) is the Cash Surrender Value and (b) is the premiums paid, minus the amount of any Policy Debt and minus any partial surrenders.
Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We will rely on these statements when approving the issuance, increase in total face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.  Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.
Addition, Deletion or Substitution of Investments.  Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC.  In addition, the investment policies of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission.  In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Modification.  Upon notice to You, we may modify the Policy if that modification-

-	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

-	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract.  Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments.  Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

Performance Information

From time to time, we may advertise total return and average annual total return of the Funds.  This performance information, presented in sales literature, is based on historical earnings and is not intended to indicate future performance. Total return for a Portfolio refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund.  Total return of the Portfolio, net of Mortality & Expense Risk Charges, refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund and net of the mortality and expense risk charge.  Other charges, fees and expenses payable under the Policy are not deducted from the performance information.  Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund’s or Sub-Account’s performance had been constant over the entire period.  Because average annual total returns tend to smooth out variations in the return of the Fund or Sub-Account, they are not the same as actual year-by-year results.  We may compare performance information in reports and promotional literature, to-

-
the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

-
other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

-	the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to owners and prospective owners.  Topics may include-

-
the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, short-term trading, dollar cost averaging, constant ratio transfer and account rebalancing);

-	the advantages and disadvantages of investing in tax-deferred and taxable investments;

-	customer profiles and hypothetical purchase and investment scenarios;

-	financial management and tax and retirement planning; and

-	investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policy and the characteristics of and market for such financial instruments.

The Policy was first offered to the public in 2004.  We may, however, advertise return data based on the period of time that the Funds have been in existence.  The results for any period prior to the time the Policy was first publicly offered will be calculated as if the Policy had been offered during that period of time.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law.  We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us.  We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions.  As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund.  This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund.  In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund.

Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund.  If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2005, 2006 and 2007, Clarendon retained no commissions in connection with the distribution of the Policies.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico.  Accordingly, some references in this summary will not apply to Policies issued in Puerto Rico.  However, due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.  We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s “Investment in the Policy” and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-	the aggregate amount of any premiums or other consideration paid for a Policy, minus

-	the aggregate amount received under the Policy which is excluded from the owner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.
The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds.  Tax obligations will depend on your individual circumstances and those of the beneficiary.  Please contact your tax advisor.
Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President for Corporate Markets of Sun Life Assurance Company of Canada (U.S.).

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A

Glossary of Policy Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider-An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy.

APB Rider Death Benefit-The death benefit under the APB Rider.

APB Rider Face Amount-The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk-The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any APB Rider Death Benefit.  For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage-A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Deferred Expense Load on Policy Year 1 Premium-An expense charge, assessed in the second and subsequent Policy Years, up to and including Policy Year 7, based on premium paid during Policy Year 1.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Gross Cash Surrender Value-The Account Value increased by any Enhancement Benefit.

Insured-The person on whose life the Policy is issued.

Investment Option-The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date-The date the first premium is applied, which will be the later of

-	the Issue Date,

-	the Business Day we approve the application for a Policy, or

-	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium-The premium amount due and payable as of the Issue Date, as specified in the Policy.  The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.
Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.
Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium-The amount You pay as the premium minus the Premium Expense Load that is allocated to the investment options per your election.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.  The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death.  The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load - The percentage charge applied to premium.  It includes two elements.  One element is for State and Federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

Principal Office-Sun Life Assurance Company of Canada (U.S.)(Attn: Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481, or such other address as we may specify to You by written notice.

SEC-Securities and Exchange Commission.

Specified Face Amount-The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Target Premium-An amount of premium specified as such in the Policy, used to determine our Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium deductions.

Target Premium Factor-Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount-The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-A day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account G, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You-is the owner of the Policy.

Appendix B
PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•  Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•  Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•  Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

1 For a complete list of the Sun Life Financial member companies that have adopted this Privacy Policy, please see the reverse side of this Notice.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial companies have adopted this Notice.  Other Sun Life Financial affiliated companies have adopted their own privacy policies.  Please check their websites for details.

Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada (U.S. operations)	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial Distributors, Inc.
Sun Life Insurance and Annuity Company of New York
Independence Life and Annuity Company

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account G and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request.  There is no charge for the SAI.  We currently do not charge for personalized illustrations but reserve the right to do so.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.
You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-111688
Investment Company Act File No. 811-07837

Sun Life Large Case VUL
Sun Life of Canada (U.S.) Variable Account G
A Flexible Premium Corporate Variable Universal Life Insurance Policy
Prospectus
November 3, 2008

This prospectus describes the corporate variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”), one of our separate accounts.  The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Sub-Accounts and a Fixed Account Option.  The Sub-Accounts in the Variable Account invest in shares of the following Funds:

ASSET ALLOCATION	LARGE CAP EQUITY
MFS® Total Return Portfolio (Initial Class)	AIM V.I. Basic Value Fund (Series I Shares)
EMERGING MARKETS BOND	American Funds Insurance Series® Growth-Income Fund (Class 2)
PIMCO VIT Emerging Markets Bond Portfolio (Administrative Class)	American Funds Insurance Series® Growth Fund (Class 2)
EMERGING MARKETS EQUITY	American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)
MFS® Emerging Markets Equity Portfolio (Initial Class)	Columbia Marsico Growth Fund Variable Series – Class A
HIGH YIELD BOND	Dreyfus Stock Index Fund, Inc. (Initial Shares)
American Funds Insurance Series® High-Income Bond Fund (Class 2)	Dreyfus VIF Appreciation Portfolio (Initial Shares)
Fidelity VIP High Income Portfolio (Initial Class)	DWS Dreman High Return Equity VIP (Class A)
PIMCO VIT High Yield Portfolio (Administrative Class)	Fidelity VIP Contrafund® Portfolio (Initial Shares)
SCSM PIMCO High Yield Fund (Initial Class)	Fidelity VIP Equity-Income Portfolio (Initial Class)
INFLATION-PROTECTED BOND	Fidelity VIP Growth Portfolio (Initial Class)
PIMCO VIT Real Return Portfolio (Administrative Class)	Fidelity VIP Growth & Income Portfolio (Initial Class)
INTERMEDIATE TERM BOND	Lord Abbett Series Fund – Growth and Income Portfolio (Class VC)
American Funds Insurance Series® Bond Fund (Class 2)	MFS® Value Portfolio (Initial Class)
Fidelity VIP Investment Grade Bond Portfolio (Initial Class)	Mutual Shares Securities Fund (Class 1)
MFS® Government Securities Portfolio (Initial Class)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)
PIMCO VIT Total Return Portfolio (Administrative Class)	SCSM Davis Venture Value Fund (Initial Class)
INTERNATIONAL/GLOBAL EQUITY	SCSM Lord Abbett Growth & Income Fund (Initial Class)
AllianceBernstein VPS International Value Portfolio (Class A)	T. Rowe Price Blue Chip Growth Portfolio
American Funds Insurance Series® International Fund (Class 2)	T. Rowe Price Equity Income Portfolio
American Funds Insurance Series® Global Growth Fund (Class 2)	Van Kampen LIT Comstock Portfolio (Class 1 Shares)
American Funds Insurance Series® Global Growth-Income Fund (Class 2)	Van Kampen LIT Growth and Income Portfolio (Class 1 Shares)
Columbia Marsico International Opportunities Fund, Variable Series – Class B	REAL ESTATE EQUITY
Fidelity VIP Overseas Portfolio (Initial Class)	Delaware VIP REIT Series (Standard Class)
MFS® Global Growth Portfolio (Initial Class)	Sun Capital Global Real Estate Fund® (Initial Class)
MFS® International Growth Portfolio (Initial Class)	SHORT TERM BOND
MFS® International Value Portfolio (Initial Class)	PIMCO VIT Low Duration Portfolio (Administrative Class)
MFS® Research International Portfolio (Initial Class)	SCSM Goldman Sachs Short Duration Fund (Initial Class)
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	SMALL CAP EQUITY
Templeton Foreign Securities Fund (Class 1)	Alger American SmallCap Growth Portfolio (Class O)
Templeton Growth Securities Fund (Class 1)	BlackRock Value Opportunities V.I. Fund (Class I)
MID CAP EQUITY	Delaware VIP Small Cap Value Series (Standard Class)
AIM V.I. Mid Cap Core Equity Fund (Series I Shares)	DWS Small Cap Index VIP (Class A)
Alger American MidCap Growth Portfolio (Class O)	DWS Dreman Small Mid Cap Value VIP (Class A)
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)	Franklin Small-Mid Cap Growth Securities Fund (Class 1)
Delaware VIP Growth Opportunities Series (Standard Class)	Oppenheimer Main Street Small Cap Fund®/VA (Non-Service Shares)
Dreyfus IP MidCap Stock Portfolio (Initial Shares)	Royce Capital Fund – Small-Cap Portfolio
Fidelity VIP Mid Cap Portfolio (Initial Class)	Wanger USA
Janus Aspen Series Mid Cap Value Portfolio (Institutional Shares)	SPECIALTY/SECTOR EQUITY
Lord Abbett Series Fund – Mid-Cap Value Portfolio (Class VC)	Dreyfus IP Technology Growth Portfolio (Initial Shares)
SCSM Blue Chip Mid Cap Fund (Initial Class)	MFS® Utilities Portfolio (Initial Class)
SCSM Goldman Sachs Mid Cap Value Fund (Initial Class)	SPECIALTY/SECTOR COMMODITY
Van Kampen UIF Mid Cap Growth Portfolio (Class 1 Shares)	PIMCO VIT Commodity RealReturn Strategy Portfolio (Administrative Class)
TARGET DATE	INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY
Fidelity VIP Freedom 2015 Portfolio (Initial Class)#	American Funds Insurance Series® Global Small Capitalization Fund (Class 2)
Fidelity VIP Freedom 2020 Portfolio (Initial Class)#	MONEY MARKET
Fidelity VIP Freedom 2030 Portfolio (Initial Class)#	Fidelity VIP Money Market Portfolio (Service Class)
THIS POLICY IS ONLY AVAILABLE FOR SALE ON AND AFTER JANUARY 1, 2009.
Invesco Aim Advisors, Inc. advises the AIM Funds and advisory entities affiliated with Invesco Aim Advisors, Inc. subadvise the AIM Funds.  Fred Alger Management, Inc. advises the Alger Portfolios.  Alliance Capital Management L.P. advises the AllianceBernstein VPS Portfolios.  Capital Research and Management Company advises the American Fund Insurance Series® Funds.  BlackRock Advisers LLC advises the BlackRock Value Opportunities V.I. Fund.  Columbia Management Advisors, LLC advises the Columbia Funds and Marsico Capital Management, LLC is the subadviser.  Delaware Management Company advises the Delaware Series.  Dreyfus Corporation advises the Dreyfus Portfolios and the Dreyfus Stock Index Fund, Inc.  Deutsche Asset Management, Inc. advises the DWS Small Cap Index VIP.  Deutsche Investment Management Americas Inc. advises the DWS Dreman VIPs.  Fidelity Management & Research Company advises the Fidelity Portfolios.  Franklin Advisers, Inc. advises the Franklin Small Cap Fund and the Franklin Global Real Estate Securities Fund.  Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares Securities Fund.  Templeton Investment Counsel, LLC advises the Templeton Foreign Securities Fund.  Templeton Global Advisors Limited advises the Templeton Growth Securities Fund. Goldman Sachs Asset Management, L.P. subadvises SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Janus Capital Management LLC advises the Janus Aspen Series Mid Cap Value Portfolio.  Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios and subadvises SCSM Lord Abbett Growth & Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS Portfolios.  OppenheimerFunds, Inc. advises the Oppenheimer Fund/VAs.  Pacific Investment Management Company advises the PIMCO Portfolios and SCSM PIMCO High Yield Fund.  Royce & Associates, LLC advises the Royce Capital Fund – Small-Cap Portfolio.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Real Estate Fund.  T. Rowe Price Associates, Inc. advises the T. Rowe Portfolios.  Morgan Stanley Investment Management Inc. advises the Van Kampen UIF Mid Cap Growth Portfolio.  Van Kampen Asset Management advises the Van Kampen LIT Portfolios.  Columbia Wanger Asset Management, LLP advises Wanger USA.  Wellington Management Company, LLP subadvises SCSM Blue Chip Mid Cap Fund.
#These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.  These investment options may be more expensive than Funds that do not invest in other Funds.

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Topic                                                                                                                                   Page

Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
About Who We Are [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Potential Conflicts [INSERT PAGE NUMBER]
Our General Account [INSERT PAGE NUMBER]
About the Policy [INSERT PAGE NUMBER]
Application and Issuance[INSERT PAGE NUMBER]
Death Benefit Compliance Test[INSERT PAGE NUMBER]
Initial Premium Payment[INSERT PAGE NUMBER]
Insurable Interest Requirement[INSERT PAGE NUMBER]
Right to Return Policy Period[INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
General Limitations [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Modified Endowment Contract [INSERT PAGE NUMBER]
Additional Protection Benefit Rider (APB Rider) [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Policy Proceeds [INSERT PAGE NUMBER]
Death Benefit Options [INSERT PAGE NUMBER]
Changes in the Death Benefit Option [INSERT PAGE NUMBER]
APB Rider Death Benefit [INSERT PAGE NUMBER]
Minimum Face Amount [INSERT PAGE NUMBER]
Changes in Face Amount [INSERT PAGE NUMBER]
Increases in Face Amount [INSERT PAGE NUMBER]
Decreases in Face Amount [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value for Investment Options [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Account Value in the Loan Account [INSERT PAGE NUMBER]
Insufficient Value. [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Insured's Attained Age 121 [INSERT PAGE NUMBER]
Enhancement Benefit [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrender [INSERT PAGE NUMBER]
Partial Surrenders [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Charges, Deductions and Refunds [INSERT PAGE NUMBER]
Premium Expense Load[INSERT PAGE NUMBER]
Mortality and Expense Risk Charge.[INSERT PAGE NUMBER]
Monthly Expense Charge[INSERT PAGE NUMBER]
Monthly Cost of Insurance[INSERT PAGE NUMBER]
Deferred Expense Load on Policy Year 1 Premium[INSERT PAGE NUMBER]
Other Charges and Expenses[INSERT PAGE NUMBER]
Directed Deductions[INSERT PAGE NUMBER]
APB Rider Charge[INSERT PAGE NUMBER]
Reduction of Charges [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Alteration [INSERT PAGE NUMBER]
Assignments [INSERT PAGE NUMBER]
Owner and Beneficiary [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Illustrations [INSERT PAGE NUMBER]
Misstatement of Age or Sex [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Performance Information [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Tax Return Disclosure [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Appendix A - Glossary of Policy Terms [INSERT PAGE NUMBER]
Appendix B - Privacy Policy [INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest.  It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

-	The Account Value equals

-	premiums, plus

-	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

-	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is

-	Account Value, less

-	Policy Debt, plus

-	any Enhancement Benefit.

-	You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

-	You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

-
You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year.  Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender.  The Net Amount at Risk equals the Death Benefit minus your Account Value.

Death Benefit Compliance Test

-	For favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Cash Value Accumulation Test definition.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

-	You have a choice of three death benefit options-

-	the Specified Face Amount (Option A); or

-	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

-	the Specified Face Amount plus cumulative premiums paid (Option C).

-	You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

-	At any time, You may-

-	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

-	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

-	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

-	You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

-	We have established a separate account ( the "Variable Account") to fund the variable insurance benefits under your Policy.

-	The assets of the Variable Account are free from our general creditor's claims.

-	The Variable Account is divided into Sub-Accounts.

-	Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.

-	With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

-	It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

-
This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Premium Expense Load is higher in the early Policy Years.  The “Premium Expense Load” is a charge imposed on the premium at the time the Company receives it.  The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy.  See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within 10 days (or a longer period if required by applicable state law) beginning when You receive the Policy.  Please see the Right To Return Policy Period section on page 12 for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due.  If this occurs, we will send You written notice and allow You a 61 day grace period.  If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1] On Premium up to and Including Target Premium Maximum Charge: Current Charge: On Premium in Excess of Target Premium Maximum Charge: Current Charge:	Upon premium receipt Upon premium receipt	(as a % of premium) 12.5% 7.5% 5.5% 2.50%
Illustration Charge	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Deferred Expense Load on Policy Year 1 Premium[2] Maximum Charge: Current Charge:	On the Policy Anniversary	(as a % of premium up to and including Target Premium)
1.0% 0.40%
Cost of Insurance[3]	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk)
Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)		$83.33 $0.06 $0.14
Mortality and Expense Risk Charge[5] Maximum Charge: Current Charge:	Daily	(on the assets allocated to the investment options in the Variable Accounts)
0.90% 0.45%
Monthly Expense Charge Maximum Charge: Current Charge:	At the beginning of each Policy Month	$15.00 $5.00
Loan Interest[6] Maximum Charge:	At the end of each Policy Year	(as a % of Policy Debt) 5.0%
Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $20.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted
Additional Protection Benefit Rider[7]

Maximum Cost of Insurance Charge:
Minimum Cost of Insurance Charge:
Representative Owner Cost of Insurance Charge[4]:
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)
	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.06 $0.14
The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)
Total Annual Fund Expenses (reflects management fees, distribution [and/or service](12b-1) fees and other expenses)	Minimum	Maximum
	0.27%	1.55%

1The elements making up the Premium Expense Load are discussed on pages 22-23.  The Load is deduced from premium received and will not exceed 12.5% in Policy Years 2-7 and 3.25% thereafter.
2The elements making up the Deferred Expense Load on Policy Year 1 Premium are discussed on page 24.  The Load is deducted from the assets allocated to the investment options, is deducted in Policy Years 2-7 and will not exceed 1.0%.
3The charge varies based on the length of time the Policy has been in force and the Insured's Issue Age, sex and rating class.  The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 36.  The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.
4It is assumed the owner and the Insured are the same person. .
5The Mortality and Expense Risk charge is deducted in all Policy Years.  The charge shown is an annual charge.  The charge is deducted on a daily basis.
6Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  It is 5.0% in Policy Years 1-10 and 4.25% thereafter.
7The charge varies based on the length of time the Policy has been in force and the Insured's Issue Age, sex and rating class.  The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 36.  The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.

About Who We Are

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

Sun Life of Canada (U.S.) Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the Policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company.  All determinations will be made by our Board of Directors.  In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change.  We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts.  Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”).  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained by calling 888-594-2654, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, MA 02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds’ investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds’ investment advisers may compensate us for administering the Funds as investment options under the Policy. Such compensation is paid from advisers’ assets.

Fees and Expenses of the Funds.  Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because they are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select.  The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average net asset value of each Fund.  These fees and expenses are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Potential Conflicts.  We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts.  As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds.  The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners.  In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund.  If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account.  Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

About the Policy
This prospectus describes the material provisions of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.  We are prohibited from offering any feature or benefit that has been disapproved by your state insurance regulator.  Please contact your financial advisor for detail about any variation in the Policy available in your state.
Application and Issuance.  To apply for a Policy, You must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy the legal standard of the Cash Value Accumulation Test for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  The Death Benefit must effectively always equal or exceed your gross cash surrender value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Cash Value Accumulation Test vary by Attained Age and sex.

Initial Premium Payment.  A Minimum Premium will be due and payable as of the Issue Date.  The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date.  The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election and risk and underwriting classification of the Insured.  Pending approval of your application, we will allocate any premium payments You make to our general account.  If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations.  The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.  The Investment Start Date is the date the first premium is applied which will be the latest of-

-	the Issue Date, or

-	the date we approve the application for the Policy, or

-	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement.  You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage.  Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law.  You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period.  If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Principal Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (unless a different period is applicable under state law) (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

-	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

-	the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

-	any fees or charges imposed on amounts allocated to the Investment Options.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of  premium payments made and premium payments made plus money market return.  Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Fidelity VIP Money Market Portfolio Sub-Account during that period beginning on the Investment Start Date.  Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below.  All premium payments should be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.

General Limitations.  We reserve the right to limit the number of premium payments we accept on an annual basis.  No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Planned Periodic Premiums.  While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits.  In general, the billing period must be annual or semiannual.  We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.  We will also suspend reminder notices at your written request.

Allocation of Net Premium.  Net Premium is the amount You pay as premium minus the Premium Expense Load.  The Premium Expense Load covers State and Federal tax liabilities related to premium.  We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above.  You will be required to specify initial allocation percentages at the time of application.  While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us.  An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract.  Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.”  One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract.  We will not credit the premium unless we receive specific instructions from You to do so.  Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account.  This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

Additional Protection Benefit Rider (APB Rider)

The Policy may be issued with an APB Rider.  This rider provides life insurance coverage, annually renewable to Insured's Attained Age 121, on the life of the Insured equal to the amount of the APB Rider Death Benefit.  You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction.  This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider is terminated.  The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit do not exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium.  Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount.  Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.  Lower Target Premium results in lower Premium Expense Loads and Deferred Expense Loads on Policy Year 1 Premium.

If You convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically.  An APB Rider will also terminate on the earliest of-

-	our receipt of your written request for termination,

-	the lapse of the Policy because of insufficient value,

-	the Insured’s Attained Age 121, or

-	the termination of the Policy.

Death Benefit

Policy Proceeds.  If the Policy is in force at the time of the Insured’s death, the Insured has not Attained Age 121 and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

-	the amount of the Base Death Benefit, minus

-	the amount of any outstanding Policy Debt, plus

-	the amount of any APB Rider Death Benefit, plus

-	the amount of any other supplemental benefits.

The amount of the Base Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

For Insureds who have Attained Age 121 at death, Policy Proceeds equal the Gross Cash Surrender Value minus outstanding Policy Debt.

Death Benefit Options.  The Policy has three death benefit options.  You will be required to select one of them in the policy application.

 Option A-Specified Face Amount.  Under this option, the Base Death Benefit is the greater of-

-	the Policy’s Specified Face Amount, or

-	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the Gross Cash Surrender Value, or

-	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

-	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive due proof of that death.  Through the Insured’s Attained Age 121, the Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death.  After the Insured’s Attained Age 121, any death benefit provided by rider terminates and the Death Benefit will be equal to the Gross Cash Surrender Value.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 100, which may result in adverse tax consequences.  You should consult your tax advisor prior to continuing the Policy beyond the Insured’s Attained Age 100.

Changes in the Death Benefit Option.  You may change the death benefit option, subject to our underwriting rules in effect at the time of the change.  Requests for a change must be made in writing to us at our Principal Office.  The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

APB Rider Death Benefit.  The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit.  For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  The Total Face Amount is equal to the Specified Face Amount plus the APB Rider Face Amount.

Minimum Face Amount.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.  In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000.  We reserve the right to waive these minimums.

Changes in Face Amount.  You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change.  Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible.  You must send your request for a change to us in writing.  The effective date for changes will be-

-	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

-	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount.  An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase.  You may be required to submit satisfactory evidence of the Insured’s insurability.  The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.

Decreases in Face Amount.  The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy.  Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy.  A decrease in face amount will be applied-

-	first, to the most recent increase;

-	second, to the next most recent increases, in reverse chronological order; and

-	finally, to the initial face amount.

Account Value

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values.  On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account.  The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account.  Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Deferred Expense Load on Policy Year 1 Premium and the Monthly Cost of Insurance Charge.  The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account.  A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange.  The New York Stock Exchange historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.  The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value for Investment Options.  The Account Value on the Investment Start Date equals-

-	that portion of Net Premium received and allocated to the Investment Options, minus

-	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

-	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

-	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

-	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

-	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

-	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

-	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

-	any illustration charge assessed during the current Valuation Period, minus

-	if a Policy Anniversary occurs during the current Valuation Period, that portion of the Deferred Expense Load on Policy Year 1 Premium charged to each Investment Option, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to each Investment Option, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to each Investment Option, minus

-	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy Month charged to each Investment Option.

Net Investment Factor.  The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next.  This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period.  Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so.  The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

-the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

-the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

-a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account.  The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

-	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

-	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day; minus

-	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value.  If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.
Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily, monthly and annual deductions due for charges under the Policy from the Account Value.  Notice of premium due will be mailed to your last known address or the last known address of any assignee of record.  We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address.  If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions unless state law dictates otherwise.  If the Policy terminates by reason of insufficient value, there is no right to reinstate the coverage.
Insured's Attained Age 121.  At the Insured’s Attained Age 121, no further premium will be accepted.  The Account Value will be determined in the same manner as it was prior to the Insured's Attained Age 121, except that no further deduction for Monthly Cost of Insurance will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, not Attained Age 121, which may result in adverse tax consequences.  We recommend that You receive counsel from your tax advisor.

Enhancement Benefit.  An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision).  The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit.

The Enhancement Benefit represents a return of a portion of the charges paid under the Policy.

When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit.  When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first twelve Policy Years) and is calculated as follows:

-	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

-
Whenever a Premium Expense Load, a Deferred Expense Load on Policy Year 1 Premium or a Monthly Expense Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

-
Whenever a Monthly Cost of Insurance charge is deducted during years 1-7 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

-	[(84 – M) divided by 84] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

-	The Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner, and is not contingent upon surrender of all such Policies.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account.  Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum.  The transfer percentage, transfer period and transfer minimum are shown in the Policy.  We will make transfers pursuant to an acceptable request to our Principal Office.  An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Principal Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.  The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to-

-	the minimum amount that may be transferred;

-	the frequency of transfers; and

-	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

We will notify You in writing of the imposition of a transfer limitation.  We do not reserve any right to impose charges for transfers.  Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Variable Account has policies and procedures to discourage frequent transfers of Account Value.  As described above under "Transfer Privileges," the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

-	when a new broker of record is designated for the Policy;
-	when necessary in our view to avoid hardship to an Owner;
-	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.   Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Accessing Your Account Value

Surrender.  By written request, You may surrender the Policy for its Cash Surrender Value at any time.  The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate.  The Cash Surrender Value is-

-	the Account Value, minus

-	the outstanding balance of any outstanding Policy Debt; plus

-	any Enhancement Benefit

Partial Surrenders.  You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Principal Office in a form satisfactory to us.  The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt.  It will be payable in a lump sum.  Partial surrenders may have tax consequences.  The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured.  The Insured may provide evidence of insurability.  The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards.  If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options.  If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender.

Policy Loans.  Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary.  We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made.  Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%.

You may allocate the policy loan among the Investment Options.  If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter.  This interest will be due and payable to us in arrears on each Policy Anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan.  It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.  We will accept repayment of any policy loan at any time while the Policy is in force.  The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options.  You may allocate the loan repayment among the Investment Options.  If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment.  We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment.  We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death.  Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

-	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

-	the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners; or

-
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request.

Charges, Deductions and Refunds
Premium Expense Load.  We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations.  The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses.  The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records.  To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges.  The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners.  A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium.  For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium.  The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge.  We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy.  We may realize a profit from this charge.  This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes.  Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.90% of assets.  The current Daily Risk Percentage will be no greater than 0.45% of assets for Policy Years 1-10, 0.20% for Policy Years 11-20 and 0.10% thereafter.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.  Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.
Monthly Expense Charge.  We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred.  We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $15.00 in any Policy Month.  Currently, the Monthly Expense Charge is $5.00 per month.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  This charge is made, in arrears, at the end of each Policy Month.  We may realize a profit from this charge.  If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where

(1)
is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Gross Cash Surrender Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)
is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the APB Rider Death Benefit, which is the Total Death Benefit minus the Base Death Benefit, at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1of the Policy, times the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively.  The minimum charge is $0.06 and the representative owner charge is $0.14.  A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the APB Rider Face Amount and each increase in Specified Face Amount or APB Rider Face Amount.

The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.  Monthly Cost of Insurance rates are based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class and table rating, if any.  We will from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes.  The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent.  Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner.  We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk.  The cost of insurance rates shown in the Policy are based on the 2001 Commissioner's Standard Ordinary Mortality Table, sex-distinct and unisex.  Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Table described above.
Deferred Expense Load on Policy Year 1 Premium.  A deduction for this expense load, which is assessed in Policy Years 2 through 7 and deducted on the Policy Anniversary, is based on premium payments in Policy Year 1 up to and including Target Premium.  This Load is deducted from assets allocated to the Investment Options.  The Premium Expense Load would be higher if the Deferred Expense Load on Policy Year 1 Premium was not imposed.  It is comprised of the same elements as the Premium Expense Load.  The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. The load is guaranteed not to exceed 1.0%.  Currently, the load will be no greater than 0.40%.
Other Charges and Expenses.  We reserve the right to impose a charge for in-force illustrations, as more fully described at page 25.  We currently do not impose a charge and guarantee any charge will not exceed $25.00.  In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described at pages 21-22.  Lastly, a flat extra charge may apply if an Insured is a substandard risk.  A flat extra charge will not exceed $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount. It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Directed Deductions.  You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Deferred Expense Load on Policy Year 1 Premium and Monthly Cost of Insurance Charge deductions are taken.  The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected.  If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

APB Rider Charge.  The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy.  We anticipate the rider's cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider.  The rates are based on the 2001 Commissioner's Standard Ordinary Mortality Table, sex-distinct and unisex, unless the Insured has been rated a substandard risk.  Monthly rider cost of insurance rates for classes of Insured with substandard risk ratings are based on multiples of the CSO Mortality Table described above.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any owner.

Termination of Policy

The Policy will terminate on the earliest of-

-	the date we receive your request to surrender,

-	the expiration date of the grace period due to insufficient value, or

-	the date of Insured’s death.

Other Policy Provisions

Alteration.  Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in a form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Principal Office.  We are not responsible for the validity or legal effect of any assignment.  Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary.  The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice.  The beneficiary has no rights under the Policy until the death of the Insured.  A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds.  You may change beneficiary by sending notice in a form satisfactory to us.  If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You.  If You are also the Insured, the Policy Proceeds will be paid to your estate.

Reports to Owners.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any Policy Debt.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations.  Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits.  Currently, we do not charge for the illustration but reserve the right to do so.  Any fee will not exceed $25.00.

Misstatement of Age or Sex.  If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

     Misstatement discovered at death-The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).
     Misstatement discovered prior to death-If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).
Suicide.  Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds.  We will refund to You the greater of (a) or (b) where:  (a) is the Cash Surrender Value and (b) is the premiums paid, minus the amount of any Policy Debt and minus any partial surrenders.
Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We will rely on these statements when approving the issuance, increase in total face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.  Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.
Addition, Deletion or Substitution of Investments.  Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC.  In addition, the investment policies of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission.  In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Modification.  Upon notice to You, we may modify the Policy if that modification-

-	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

-	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract.  Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments.  Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

Performance Information

From time to time, we may advertise total return and average annual total return of the Funds.  This performance information, presented in sales literature, is based on historical earnings and is not intended to indicate future performance. Total return for a Portfolio refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund.  Total return of the Portfolio, net of Mortality & Expense Risk Charges, refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund and net of the mortality and expense risk charge.  Other charges, fees and expenses payable under the Policy are not deducted from the performance information.  Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund’s or Sub-Account’s performance had been constant over the entire period.  Because average annual total returns tend to smooth out variations in the return of the Fund or Sub-Account, they are not the same as actual year-by-year results.  We may compare performance information in reports and promotional literature, to-

-
the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

-
other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

-	the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to owners and prospective owners.  Topics may include-

-
the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, short-term trading, dollar cost averaging, constant ratio transfer and account rebalancing);

-	the advantages and disadvantages of investing in tax-deferred and taxable investments;

-	customer profiles and hypothetical purchase and investment scenarios;

-	financial management and tax and retirement planning; and

-	investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policy and the characteristics of and market for such financial instruments.

The Policy was first offered to the public in 2004.  We may, however, advertise return data based on the period of time that the Funds have been in existence.  The results for any period prior to the time the Policy was first publicly offered will be calculated as if the Policy had been offered during that period of time.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law.  We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us.  We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions.  As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund.  This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund.  In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund.

Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund.  If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2005, 2006 and 2007, Clarendon retained no commissions in connection with the distribution of the Policies.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico.  Accordingly, some references in this summary will not apply to Policies issued in Puerto Rico.  However, due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.  We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s “Investment in the Policy” and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-	the aggregate amount of any premiums or other consideration paid for a Policy, minus

-	the aggregate amount received under the Policy which is excluded from the owner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.
The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds.  Tax obligations will depend on your individual circumstances and those of the beneficiary.  Please contact your tax advisor.
Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account.  We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President for Corporate Markets of Sun Life Assurance Company of Canada (U.S.).

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A

Glossary of Policy Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.
APB Rider-An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy.  The APB Rider terminates no later than the Insured's Attained Age 121.
APB Rider Death Benefit-The death benefit under the APB Rider.

APB Rider Face Amount-The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk-The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any APB Rider Death Benefit.  For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage-A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Deferred Expense Load on Policy Year 1 Premium-An expense charge, assessed in the second and subsequent Policy Years, up to and including Policy Year 7, based on premium paid during Policy Year 1.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Gross Cash Surrender Value-The Account Value increased by any Enhancement Benefit.

Insured-The person on whose life the Policy is issued.

Investment Option-The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date-The date the first premium is applied, which will be the later of

-	the Issue Date,

-	the Business Day we approve the application for a Policy, or

-	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium-The premium amount due and payable as of the Issue Date, as specified in the Policy.  The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.
Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.
Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium-The amount You pay as the premium minus the Premium Expense Load that is allocated to the investment options per your election.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.  The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death.  The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load - The percentage charge applied to premium.  It includes two elements.  One element is for State and Federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

Principal Office-Sun Life Assurance Company of Canada (U.S.)(Attn: Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481, or such other address as we may specify to You by written notice.

SEC-Securities and Exchange Commission.

Specified Face Amount-The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Target Premium-An amount of premium specified as such in the Policy, used to determine our Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium deductions.

Target Premium Factor-Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount-The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-A day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account G, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You-is the owner of the Policy.

Appendix B
PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,2 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•  Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•  Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•  Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

2 For a complete list of the Sun Life Financial member companies that have adopted this Privacy Policy, please see the reverse side of this Notice.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial companies have adopted this Notice.  Other Sun Life Financial affiliated companies have adopted their own privacy policies.  Please check their websites for details.

Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada (U.S. operations)	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial Distributors, Inc.
Sun Life Insurance and Annuity Company of New York
Independence Life and Annuity Company

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account G and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request.  There is no charge for the SAI.  We currently do not charge for personalized illustrations but reserve the right to do so.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.
You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-111688
Investment Company Act File No. 811-0783

PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE LARGE CASE

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
November 3, 2008

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Life Large Case VUL prospectus, dated November 3, 2008.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.) ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	3
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT G
FINANCIAL STATEMENTS OF THE COMPANY

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.). Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening holding company subsidiaries: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.  Sun Life of Canada (U.S.) Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account.  The Variable Account will be fully funded at all times for the purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2008, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the adoption of the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account G that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 18, 2008, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

o	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

o	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2005, 2006 and 2007, Clarendon retained no commissions in connection with the distribution of the Policies.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed

Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.  To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable an Insured to cover the cost of the increased mortality risk borne by the Company.  The cost of insurance charges are based on the 1980 Commissioner's Standard Ordinary Mortality Table A (for males), Table B (for unisex) or Table G (for females).
Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations.  The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses.  The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records.  To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges.  The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners.  A policyowner may pay more or less than the actual tax obligations applicable to the Policy.
Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium.  For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium.  The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.  Additional information may be obtained by calling the Company at 1-888-594-2654.

Increase in Face Amount.  You may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next monthly anniversary day following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS
The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007

Assets:
Investments in:	Shares	Cost	Value
AIM V.I. Basic Value Fund Sub-Account (AI6)	3,022	$40,491	$38,467
AIM V.I. Capital Appreciation Fund Sub-Account (AI1)	93,187	2,028,285	2,736,890
AIM V.I. Core Equity Fund Sub-Account (AI3)	1,414	36,048	41,173
AIM V.I. Dynamics Fund Sub-Account (IV1)	900	16,665	17,324
AIM V.I. Mid Cap Core Equity Fund Sub-Account (A22)	14,019	209,031	204,259
AIM V.I. Small Cap Equity Fund Sub-Account (ASC)	5,348	85,713	83,048
AIM V.I. Small Company Growth Fund Sub-Account (IV2) (1)	-	-	-
AIM V.I. International Growth Fund Sub-Account (AI4)	40,072	1,124,213	1,347,613
Alger American MidCap Growth Portfolio Sub-Account (AL4)	76,875	1,705,497	1,815,796
AllianceBernstein VP Global Technology Fund Sub-Account (AN2)	1,432	24,702	29,080
AllianceBernstein VP Growth and Income Fund Sub-Account (AN3)	5,467	144,773	145,160
AllianceBernstein VP International Growth Portfolio Sub-Account (AN4)	77,725	2,046,044	1,922,134
AllianceBernstein VP Small Cap Growth Portfolio Sub-Account (AN5)	10,389	145,741	157,803
AllianceBernstein VPS International Value Portolio Sub-Account (IVP)	793,826	19,323,082	19,956,794
Delaware VIP Growth Opportunities Series Sub-Account (DGO)	4,248	92,482	90,741
Delaware VIP REIT Series Sub-Account (DRS)	21,319	370,812	337,485
Delaware VIP Small Cap Value Series Sub-Account (DSV)	68,878	2,177,880	1,973,364
Delaware VIP Trend Series: SC Sub-Account (DTS)	4,300	155,331	165,542
Dreyfus Emerging Leaders Portfolio Sub-Account (DEL) (2)	-	-	-
Dreyfus MidCap Stock Portfolio Sub-Account (DMC)	3,275	54,165	50,826
Dreyfus VIF Appreciation Portfolio Sub-Account (DCA)	9,907	418,048	444,412
Dreyfus VIF Developing Leaders Portfolio Sub-Account (DSC)	81,550	3,398,177	2,637,313
Dreyfus VIF Growth and Income Portfolio Sub-Account (DGI)	635	14,409	16,140
Dreyfus VIF Quality Bond Portfolio Sub-Account (DQB)	591,750	6,657,629	6,556,594
Dreyfus Stock Index Fund Sub-Account (DSI)	1,859,546	61,857,815	69,547,016
DWS Dreman High Return Equity VIP: Class A Sub-Account (SHR)	6,638	100,365	95,581
DWS Small Cap Index VIP: Class A Sub-Account (SSI)	245,137	3,707,661	3,605,970
DWS Small Cap Index VIP: Class B Sub-Account (SSC)	132,217	1,965,156	1,943,596
DWS Dreman Small Cap Value VIP: Class A Sub-Account (SCV)	19,719	410,196	396,741
Fidelity VIP Asset Manager: Growth Portfolio Sub-Account (AMG)	2,246	29,295	34,833
Fidelity VIP Contrafund ® Portfolio Sub-Account (FCN)	522,633	16,563,145	14,581,461
Fidelity VIP Contrafund ® Portfolio SC 2 Sub-Account (FL1)	99,659	3,068,878	2,736,627
Fidelity VIP Equity Income Portfolio Sub-Account (FEI)	126,818	3,205,203	3,032,220
Fidelity VIP Equity Income Portfolio Sub-Account (FE2)	19,034	496,087	455,114
Fidelity VIP Growth & Income Portfolio Sub-Account (FVG)	4,628	73,128	78,715
Fidelity VIP Growth Portfolio Sub-Account (FGP)	5,890	217,796	265,752
Fidelity VIP Growth Portfolio SC 2 Sub-Account (FL3)	19,953	715,811	890,922
Fidelity VIP High Income Portfolio Sub-Account (FHI)	163,582	1,058,909	978,220
Fidelity VIP Index 500 Portfolio Sub-Account (FIP)	231	29,956	37,954
Fidelity VIP Investment Grade Bond Portfolio Sub-Account (FIG)	1,422,065	17,875,422	18,145,545
Fidelity VIP Mid Cap Portfolio Sub-Account (FMC)	3,436	116,558	124,244
Fidelity VIP Money Market Portfolio Sub-Account (FMM)	153,872	153,872	153,872
Fidelity VIP Money Market Portfolio SC Sub-Account (FL5)	40,873,039	40,873,039	40,873,039
Fidelity VIP Overseas Portfolio Sub-Account (FOF)	7,582	181,706	191,978
Fidelity VIP Overseas Portfolio SC 2 Sub-Account (FL2)	45,840	996,496	1,151,509
Franklin Global Real Estate Securities Fund Sub-Account (FRE)	11,381	346,635	289,296
Franklin Small-Mid Cap Growth Securities Fund Sub-Account (FSC)	27,488	601,448	642,949
GSAM VIT Structured U.S. Equity Fund Sub-Account (GS3)	12,346	166,589	162,473
GSAM VIT Capital Growth Fund Sub-Account (GS7)	8,360	95,732	106,427
Janus Aspen Series Mid Cap Value Portfolio Sub-Account (MVP)	202,282	3,520,032	3,396,316
J.P. Morgan Bond Portfolio Sub-Account (JBP)	1,203,281	14,022,736	13,452,686
J.P. Morgan Small Company Portfolio Sub-Account (JP3)	38,053	586,214	611,128
J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account (JP1)	8,518	114,434	134,507
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account (LA1)	108,912	3,104,694	3,039,739
Lord Abbett Series Fund International Portfolio Sub-Account (LA3)	27,168	330,248	294,232
Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account (LA2)	280,270	6,069,346	5,297,108
Mercury Value Opportunities V.I. Fund Sub-Account (MLV)	137,088	3,344,119	2,619,745
MFS/Sun Life Bond Series SC Sub-Account (MF7)	18,338	196,064	198,232
MFS/Sun Life Capital Opportunities Series SC Sub-Account (CO1) (3)	-	-	-
(1) Fund closed on April 30, 2007
(2) Fund closed on March 9, 2007
(3) Fund closed on June 22, 2007

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007 - continued

Assets:
Investments in (continued):	Shares	Cost	Value
MFS/Sun Life Capital Appreciation Series Sub-Account (MF1)	2,890	$52,708	$65,730
MFS/Sun Life Capital Appreciation Series SC Sub-Account (MFD)	87	1,638	1,967
MFS/Sun Life Core Equity Series SC Sub-Account (RG1)	8,581	141,484	140,902
MFS/Sun Life Emerging Growth Series Sub-Account (MF2)	7,322	123,808	163,794
MFS/Sun Life Emerging Growth Series SC Sub-Account (MFF)	9,188	167,118	202,233
MFS/Sun Life Global Growth Series Sub-Account (GGR)	15,116	211,102	265,136
MFS/Sun Life Government Securities Series Sub-Account (MF6)	277,312	3,407,604	3,574,552
MFS/Sun Life Government Securities Series SC Sub-Account (MFK)	4,841	60,801	62,012
MFS/Sun Life High Yield Series SC Sub-Account (MFC)	11,892	79,454	77,301
MFS/Sun Life International Growth Series SC Sub-Account (IG1)	114,510	1,766,297	2,007,360
MFS/Sun Life International Growth Series Sub-Account (IGS)	703,090	11,758,300	12,395,473
MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account (M11)	12,133	107,172	141,830
MFS/Sun Life Massachusetts Investors Growth Stock Series SC Sub-Account (M1B)	88,402	977,242	1,024,578
MFS/Sun Life Massachusetts Investors Trust Series Sub-Account (MF9)	563	18,852	19,980
MFS/Sun Life Massachusetts Investors Trust Series SC Sub-Account (MFL)	8,000	270,786	281,850
MFS/Sun Life Money Market Series Sub-Account (MMS)	118,117,869	118,117,869	118,117,869
MFS/Sun Life New Discovery Series Sub-Account (M10)	1,309	22,016	21,257
MFS/Sun Life New Discovery Series SC Sub-Account (M1A)	81,249	1,105,526	1,297,543
MFS/Sun Life Research International Series Sub-Account (RIS)	414,777	7,813,690	8,262,354
MFS/Sun Life Research Series Sub-Account (RES)	342	6,345	7,197
MFS/Sun Life Research Series SC Sub-Account (RE1)	26,617	435,188	556,021
MFS/Sun Life Strategic Growth Series Sub-Account (SG1) (1)	-	-	-
MFS/Sun Life Strategic Income SC Sub-Account (SI1)	10,776	115,562	111,313
MFS/Sun Life Total Return Series Sub-Account (TRS)	209,560	4,080,010	4,086,425
MFS/Sun Life Total Return Series SC Sub-Account (MFJ)	208,177	4,000,888	4,024,060
MFS/Sun Life Utilities Series Sub-Account (MF5)	19,936	545,168	588,516
MFS/Sun Life Utilities Series SC Sub-Account (MFE)	13,916	347,951	407,593
MFS/Sun Life Value Series Sub-Account (EIS)	9,515	187,753	178,683
MFS/Sun Life Value Series SC Sub-Account (MV1)	51,565	867,828	962,197
MFS/Sun Life Mid Cap Growth Series SC Sub-Account (MC1)	129,226	699,606	856,765
Mutual Shares Securities Fund Sub-Account (FSS)	22,119	452,132	451,678
Neuberger Berman AMT Limited Maturity Bond Portfolio Sub-Account (NLM)	43,512	559,363	565,660
Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account (NMC)	6,271	148,275	178,734
Neuberger Berman AMT Partners Portfolio Sub-Account (NPP)	1,482	33,472	30,788
Neuberger Berman AMT Regency Portfolio Sub-Account (NAR)	157,256	2,561,174	2,552,261
Oppenheimer Capital Appreciation Fund/VA Sub-Account (OCF)	202,101	8,156,709	9,535,104
Oppenheimer Global Securities Fund/VA Sub-Account (OGS)	109,681	3,955,605	4,014,308
Oppenheimer Main Street Small Cap Fund®/VA Sub-Account (OSC)	133,617	2,476,722	2,431,836
PIMCO VIT Emerging Markets Bond Portfolio Sub-Account (PMB)	5,634	77,095	77,011
PIMCO VIT High Yield Portfolio Sub-Account (PHY)	433,913	3,598,413	3,493,003
PIMCO VIT Low Duration Portfolio Sub-Account (PLD)	10,473	105,104	107,869
PIMCO VIT Real Return Portfolio Sub-Account (PRR)	903,305	10,814,756	11,354,545
PIMCO VIT Total Return Portfolio Sub-Account (PTR)	3,206,608	32,333,492	33,637,316
Royce Capital Fund - Small Cap Portfolio Sub-Account (SCP)	115,772	1,251,486	1,153,085
Rydex VT Nova Fund Sub-Account (RX1)	2,478	25,875	24,932
Rydex VT OTC Fund Sub-Account (RX2)	10	154	184
Sun CapitalSM All Cap Fund Sub-Account (SCM)	40,266	474,816	433,665
Sun Capital Investment Grade Bond Fund ® Sub-Account (SC2)	323,037	3,161,013	3,062,394
Sun CapitalSM Money Market Fund Sub-Account (SC1)	45,530,914	45,530,914	45,530,914
Sun Capital Real Estate Fund ® Sub-Account (SC3)	526,270	11,003,530	9,599,171
SCSM Blue Chip Mid Cap Fund Sub-Account (SC5)	336,978	6,695,280	6,048,757
SCSM Davis Venture Value Fund Sub-Account (SC7)	7,989	105,524	109,046
SCSM Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	62,385	875,308	809,754
Templeton Foreign Securities Fund: Class 1 Sub-Account (TFS)	193,378	3,202,549	3,979,713
Templeton Foreign Securities Fund: Class 2 Sub-Account (FTI)	43,316	762,393	877,148
Templeton Growth Securities Fund: Class 1 Sub-Account (TSF)	545,465	7,703,565	8,552,896
Templeton Growth Securities Fund: Class 2 Sub-Account (FTG)	5,376	76,472	83,003
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	100,974	1,124,556	1,192,498

(1) Fund closed on June 22, 2007

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007 - continued

Assets:
Investments in (continued):	Shares	Cost	Value
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	1,118,849	$26,784,874	$26,505,521
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	4,827	103,120	106,578
Van Kampen UIF Mid Cap Growth Portfolio Sub-Account (VMG)	460,695	5,650,307	6,716,931
Van Kampen LIT Comstock Portfolio Sub-Account (VCP)	48,129	678,280	667,063
Van Kampen LIT Growth and Income Portfolio Sub-Account (VGI)	25,858	554,805	552,328
Wanger U.S. Smaller Companies (USC)	14,719	526,698	533,711
Total Assets:		$565,517,600	$575,205,602

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007 - continued

Net Assets Applicable to Contract Owners:
Investments in:	Units	Net Asset Value
AI6	2,932	$38,467
AI1	212,397	2,736,890
AI3	2,288	41,173
IV1	860	17,324
A22	14,365	204,259
ASC	8,322	83,048
IV2(1)	-	-
AI4	54,765	1,347,613
AL4	105,767	1,815,796
AN2	1,794	29,080
AN3	8,911	145,160
AN4	56,357	1,922,134
AN5	8,114	157,803
IVP	1,459,441	19,956,794
DGO	5,948	90,741
DRS	20,548	337,485
DSV	138,008	1,973,364
DTS	12,237	165,542
DEL(2)	-	-
DMC	4,038	50,826
DCA	28,995	444,412
DSC	202,961	2,637,313
DGI	1,186	16,140
DQB	417,322	6,556,594
DSI	5,698,584	69,547,016
SHR	6,772	95,581
SSI	259,084	3,605,970
SSC	101,087	1,943,596
SCV	26,622	396,741
AMG	2,908	34,833
FCN	483,601	14,581,461
FL1	125,764	2,736,627
FEI	145,662	3,032,220
FE2	42,111	455,114
FVG	5,485	78,715
FGP	13,398	265,752
FL3	57,043	890,922
FHI	76,674	978,220
FIP	1,858	37,954
FIG	1,057,995	18,145,545
FMC	10,016	124,244
FL5	3,578,472	40,873,039
FOF	10,433	191,978
FL2	49,399	1,151,509
FRE	26,332	289,296
FSC	45,929	642,949
GS3	10,710	162,473
GS7	7,663	106,427
MVP	282,357	3,396,316
JBP	786,014	13,452,686
JP3	33,061	611,128
JP1	9,038	134,507
LA1	175,710	3,039,739
LA3	15,410	294,232
LA2	296,991	5,297,108
MLV	186,062	2,619,745
MF7	16,775	198,232
CO1(3)	-	-

(1) Fund closed on April 30, 2007
(2) Fund closed on March 9, 2007
(3) Fund closed on June 22, 2007

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007 - continued

Net Assets Applicable to Contract Owners (continued):
Investments in:	Units	Net Asset Value
MF1	5,090	$65,730
MFD	145	1,967
RG1	14,150	140,902
MF2	8,527	163,794
MFF	11,835	202,233
GGR	10,151	265,136
MF6	198,912	3,574,552
MFK	4,740	62,012
MFC	4,709	77,301
IG1	93,853	2,007,360
IGS	894,978	12,395,473
M11	12,895	141,830
M1B	73,950	1,024,578
MF9	1,474	19,980
MFL	18,849	281,850
MMS	8,992,159	118,117,869
M10	1,625	21,257
M1A	85,903	1,297,543
RIS	421,019	8,262,354
RES	498	7,197
RE1	34,081	556,021
SG1(1)	-	-
SI1	9,020	111,313
TRS	194,810	4,086,425
MFJ	258,706	4,024,060
MF5	19,488	588,516
MFE	15,137	407,593
EIS	11,409	178,683
MV1	56,186	962,197
MC1	64,613	856,765
FSS	29,960	451,678
NLM	36,871	565,660
NMC	8,760	178,734
NPP	1,504	30,788
NAR	168,615	2,552,261
OCF	685,121	9,535,104
OGS	240,716	4,014,308
OSC	164,649	2,431,836
PMB	3,490	77,011
PHY	202,954	3,493,003
PLD	9,423	107,869
PRR	832,007	11,354,545
PTR	2,573,931	33,637,316
SCP	106,276	1,153,085
RX1	2,325	24,932
RX2	20	184
SCM	27,764	433,665
SC2	200,400	3,062,394
SC1	3,925,378	45,530,914
SC3	280,852	9,599,171
SC5	247,349	6,048,757
SC7	6,077	109,046
SCB	43,665	809,754
TFS	219,581	3,979,713
FTI	34,546	877,148
TSF	371,089	8,552,896
FTG	3,754	83,003
TBC	84,164	1,192,498

(1) Fund closed on June 22, 2007

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007 - continued

Net Assets Applicable to Contract Owners (continued):
Investments in:	Units	Net Asset Value
REI	1,409,689	$26,505,521
RNA	8,510	106,578
VMG	369,862	6,716,931
VCP	49,246	667,063
VGI	37,133	552,328
USC	48,748	533,711
Net Assets Applicable to Contract Owners		575,051,730
Net Assets Applicable to Sponsor (1)	10,000	153,872
Total Net Assets		$575,205,602

(1) All net assets applicable to the Sponsor are held in Fidelity VIP Money Market Portfolio ("FMM")

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007

	AI6	AI1	AI3	IV1(1)	A22	ASC(2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Income:
Dividends	$239	$-	$464	$-	$451	$35
Net investment income	239	-	464	-	451	35

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	415	10,634	2,308	35	(8,726)	3,037
Realized gain distributions	2,230	-	-	-	2,945	2,334
Net realized gains (losses)	2,645	10,634	2,308	35	(5,781)	5,371
Net unrealized appreciation (depreciation) on investments:

End of year	(2,024)	708,605	5,125	659	(4,772)	(2,665)
Beginning of year	1,087	423,002	4,572	-	(8,537)	-
Change in unrealized appreciation (depreciation)	(3,111)	285,603	553	659	3,765	(2,665)
Realized and unrealized gains (losses)	(466)	296,237	2,861	694	(2,016)	2,706
Increase (Decrease) in net assets from operations	$(227)	$296,237	$3,325	$694	$(1,565)	$2,741

	IV2(3)	AI4	AL4	AN2	AN3	AN4
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Income:
Dividends	$-	$5,439	$-	$-	$6,368	$24,009
Net investment income	-	5,439	-	-	6,368	24,009

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	(8,171)	5,654	5,481	1,464	51,344	130,164
Realized gain distributions	35,600	-	190,001	-	26,193	594,242
Net realized gains (losses)	27,429	5,654	195,482	1,464	77,537	724,406
Net unrealized appreciation (depreciation) on investments:
End of year	-	223,400	110,299	4,378	387	(123,910)
Beginning of year	13,355	98,078	(6,431)	1,359	60,709	333,796
Change in unrealized appreciation (depreciation)	(13,355)	125,322	116,730	3,019	(60,322)	(457,706)
Realized and unrealized gains (losses)	14,074	130,976	312,212	4,483	17,215	266,700
Increase (Decrease) in net assets from operations	$14,074	$136,415	$312,212	$4,483	$23,583	$290,709

(1) For the period of April 17, 2007 (commencement of operations of Sub-Account) through December 31, 2007.
(2) For the period of May 4, 2007 (commencement of operations of Sub-Account) through December 31, 2007.
(3) For the period of January 1, 2007 through April 30, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	AN5	IVP	DGO	DRS	DSV	DTS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$-	$205,156	$-	$11,150	$7,998	$-
Net investment income	-	205,156	-	11,150	7,998	-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	2,189	606,467	1,962	(110,030)	(3,506)	1,828
Realized gain distributions	-	678,491	-	166,871	127,062	1,128
Net realized gains (losses)	2,189	1,284,958	1,962	56,841	123,556	2,956
Net unrealized appreciation (depreciation) on
investments:
End of year	12,062	633,712	(1,741)	(33,327)	(204,516)	10,211
Beginning of year	856	1,470,243	1,985	104,696	36,282	(3,264)
Change in unrealized appreciation
(depreciation)	11,206	(836,531)	(3,726)	(138,023)	(240,798)	13,475
Realized and unrealized gains (losses)	13,395	448,427	(1,764)	(81,182)	(117,242)	16,431
Increase (Decrease) in net assets from
operations	$13,395	$653,583	$(1,764)	$(70,032)	$(109,244)	$16,431

	DEL(1)	DMC	DCA	DSC	DGI	DQB
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$-	$102	$368	$21,815	$124	$317,806
Net investment income	-	102	368	21,815	124	317,806

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	(53,133)	(3,255)	3,727	158,331	960	(17,707)
Realized gain distributions	62,009	2,889	-	381,401	738	-
Net realized gains (losses)	8,876	(366)	3,727	539,732	1,698	(17,707)
Net unrealized appreciation (depreciation) on
investments:
End of year	-	(3,339)	26,364	(760,864)	1,731	(101,035)
Beginning of year	2,576	(1,658)	3,524	110,582	2,315	(39,498)
Change in unrealized appreciation
(depreciation)	(2,576)	(1,681)	22,840	(871,446)	(584)	(61,537)
Realized and unrealized gains (losses)	6,300	(2,047)	26,567	(331,714)	1,114	(79,244)
Increase (Decrease) in net assets from
operations	$6,300	$(1,945)	$26,935	$(309,899)	$1,238	$238,562

      (1) For the period of January 1, 2007 through March 9, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	DSI	SHR(1)	SSI	SSC	SCV	AMG
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$1,139,968	$1,034	$28,542	$12,533	$1,093	$-
Net investment income	1,139,968	1,034	28,542	12,533	1,093	-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	3,112,746	(2,975)	19,817	58,495	285	438
Realized gain distributions	-	599	209,170	131,136	15,793	-
Net realized gains (losses)	3,112,746	(2,376)	228,987	189,631	16,078	438
Net unrealized appreciation (depreciation) on
investments:
End of year	7,689,201	(4,784)	(101,691)	(21,560)	(13,455)	5,538
Beginning of year	9,149,916	-	281,291	233,123	5,915	1,696
Change in unrealized appreciation
(depreciation)	(1,460,715)	(4,784)	(382,982)	(254,683)	(19,370)	3,842
Realized and unrealized gains (losses)	1,652,031	(7,160)	(153,995)	(65,052)	(3,292)	4,280
Increase (Decrease) in net assets from
operations	$2,791,999	$(6,126)	$(125,453)	$(52,519)	$(2,199)	$4,280

	FCN	FL1	FEI	FE2(2)	FVG	FGP
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$129,986	$19,717	$57,493	$8,452	$1,183	$1,755
Net investment income	129,986	19,717	57,493	8,452	1,183	1,755

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	1,034,571	104,652	8,023	358	1,980	2,208
Realized gain distributions	3,455,491	673,796	253,576	37,348	2,078	217
Net realized gains (losses)	4,490,062	778,448	261,599	37,706	4,058	2,425
Net unrealized appreciation (depreciation) on
investments:
End of year	(1,981,684)	(332,251)	(172,983)	(40,973)	5,587	47,956
Beginning of year	290,424	41,465	98,923	-	3,562	(1,402)
Change in unrealized appreciation
(depreciation)	(2,272,108)	(373,716)	(271,906)	(40,973)	2,025	49,358
Realized and unrealized gains (losses)	2,217,954	404,732	(10,307)	(3,267)	6,083	51,783
Increase (Decrease) in net assets from
operations	$2,347,940	$424,449	$47,186	$5,185	$7,266	$53,538

(1) For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.
(2) For the period of August 1, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	FL3	FHI	FIP	FIG	FMC(1)	FMM
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$3,830	$81,759	$1,365	$262,680	$546	$8,198
Net investment income	3,830	81,759	1,365	262,680	546	8,198

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	134,915	41,278	(42)	636	821	-
Realized gain distributions	583	-	-	-	-	-
Net realized gains (losses)	135,498	41,278	(42)	636	821	-
Net unrealized appreciation (depreciation) on
investments:
End of year	175,111	(80,689)	7,998	270,123	7,686	-
Beginning of year	73,239	(7,439)	7,321	103,738	-	-
Change in unrealized appreciation
(depreciation)	101,872	(73,250)	677	166,385	7,686	-
Realized and unrealized gains (losses)	237,370	(31,972)	635	167,021	8,507	-
Increase (Decrease) in net assets from
operations	$241,200	$49,787	$2,000	$429,701	$9,053	$8,198

	FL5	FOF	FL2	FRE	FSC	GS3
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Income:
Dividends	$1,569,569	$5,980	$31,861	$7,940	$-	$1,813
Net investment income	1,569,569	5,980	31,861	7,940	-	1,813

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	-	433	18,199	(9,343)	64,939	2,169
Realized gain distributions	-	11,234	69,627	22,003	30,742	12,719
Net realized gains (losses)	-	11,667	87,826	12,660	95,681	14,888
Net unrealized appreciation (depreciation) on
investments:
End of year	-	10,236	155,013	(57,339)	41,501	(4,116)
Beginning of year	-	582	104,439	33,094	89,141	15,996
Change in unrealized appreciation
(depreciation)	-	9,654	50,574	(90,433)	(47,640)	(20,112)
Realized and unrealized gains (losses)	-	21,321	138,400	(77,773)	48,041	(5,224)
Increase (Decrease) in net assets from
operations	$1,569,569	$27,301	$170,261	$(69,833)	$48,041	$(3,411)

(1) For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	GS7	MVP	JBP	JP3	JP1	LA1
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$196	$49,617	$936,671	$62	$1,481	$37,840
Net investment income	196	49,617	936,671	62	1,481	37,840

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	3,030	108,730	(5,853)	42,394	423	129,595
Realized gain distributions	-	137,029	-	33,175	-	208,668
Net realized gains (losses)	3,030	245,759	(5,853)	75,569	423	338,263
Net unrealized appreciation (depreciation) on
investments:
End of year	10,695	(123,716)	(570,050)	24,914	20,073	(64,929)
Beginning of year	3,724	80,192	181,442	132,727	19,717	225,239
Change in unrealized appreciation
(depreciation)	6,971	(203,908)	(751,492)	(107,813)	356	(290,168)
Realized and unrealized gains (losses)	10,001	41,851	(757,345)	(32,244)	779	48,095
Increase (Decrease) in net assets from
operations	$10,197	$91,468	$179,326	$(32,182)	$2,260	$85,935

	LA3	LA2	MLV	MF7	CO1(1)	MF1
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$2,593	$24,112	$8,327	$7,686	$477	$122
Net investment income	2,593	24,112	8,327	7,686	477	122

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	21,865	53,568	(29,286)	2,805	42,704	474
Realized gain distributions	34,697	708,833	455,490	-	-	-
Net realized gains (losses)	56,562	762,401	426,204	2,805	42,704	474
Net unrealized appreciation (depreciation) on
investments:
End of year	(36,016)	(772,238)	(724,374)	2,168	-	13,022
Beginning of year	3,349	20,877	(278,304)	5,492	26,488	6,922
Change in unrealized appreciation
(depreciation)	(39,365)	(793,115)	(446,070)	(3,324)	(26,488)	6,100
Realized and unrealized gains (losses)	17,197	(30,714)	(19,866)	(519)	16,216	6,574
Increase (Decrease) in net assets from
operations	$19,790	$(6,602)	$(11,539)	$7,167	$16,693	$6,696
(1) For the period of January 1, 2007 through June 22, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	MFD	RG1(1)	MF2	MFF	GGR	MF6
	Sub-Account	Sub-Account	Sub- Account	Sub- Account	Sub-Account	Sub-Account
Income:
Dividends	$-	$-	$-	$-	$4,558	$622,892
Net investment income	-	-	-	-	4,558	622,892

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	32	5	16,102	19,488	16,146	152,425
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	32	5	16,102	19,488	16,146	152,425
Net unrealized appreciation (depreciation) on
investments:
End of year	329	(582)	39,986	35,115	54,034	166,948
Beginning of year	154	-	26,285	23,659	40,501	187,847
Change in unrealized appreciation
(depreciation)	175	(582)	13,701	11,456	13,533	(20,899)
Realized and unrealized gains (losses)	207	(577)	29,803	30,944	29,679	131,526
Increase (Decrease) in net assets from
operations	$207	$(577)	$29,803	$30,944	$34,237	$754,418

	MFK	MFC	IG1	IGS	M11	M1B
	Sub-Account	Sub-Account	Sub- Account	Sub- Account	Sub-Account	Sub-Account
Income:
Dividends	$3,543	$5,832	$21,280	$161,064	$502	$235
Net investment income	3,543	5,832	21,280	161,064	502	235

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	219	(35)	122,322	321,779	6,269	20,526
Realized gain distributions	-	-	267,339	1,698,034	-	-
Net realized gains (losses)	219	(35)	389,661	2,019,813	6,269	20,526
Net unrealized appreciation (depreciation) on
investments:
End of year	1,211	(2,153)	241,063	637,173	34,658	47,336
Beginning of year	202	2,145	352,628	1,193,130	26,475	13,024
Change in unrealized appreciation
(depreciation)	1,009	(4,298)	(111,565)	(555,957)	8,183	34,312
Realized and unrealized gains (losses)	1,228	(4,333)	278,096	1,463,856	14,452	54,838
Increase (Decrease) in net assets from
operations	$4,771	$1,499	$299,376	$1,624,920	$14,954	$55,073

(1) For the period of June 22, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	MF9	MFL	MMS	M10(1)	M1A	RIS
	Sub-Account	Sub-Account	Sub- Account	Sub- Account	Sub-Account	Sub-Account
Income:
Dividends	$226	$2,415	$4,765,539	$-	$-	$85,622
Net investment income	226	2,415	4,765,539	-	-	85,622

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	18,168	9,857	-	(2,512)	79,000	347,666
Realized gain distributions	-	-	-	1,097	38,882	841,083
Net realized gains (losses)	18,168	9,857	-	(1,415)	117,882	1,188,749
Net unrealized appreciation (depreciation) on
investments:
End of year	1,128	11,064	-	(759)	192,017	448,664
Beginning of year	8,863	12,000	-	-	264,009	824,978
Change in unrealized appreciation
(depreciation)	(7,735)	(936)	-	(759)	(71,992)	(376,314)
Realized and unrealized gains (losses)	10,433	8,921	-	(2,174)	45,890	812,435
Increase (Decrease) in net assets from
operations	$10,659	$11,336	$4,765,539	$(2,174)	$45,890	$898,057

	RES	RE1	SG1(2)	SI1	TRS	MFJ
	Sub-Account	Sub-Account	Sub- Account	Sub- Account	Sub-Account	Sub-Account

Income:
Dividends	$55	$3,531	$-	$5,891	$123,046	$106,483
Net investment income	55	3,531	-	5,891	123,046	106,483

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	5,115	56,004	159,081	(226)	4,447	15,992
Realized gain distributions	-	-	-	-	165,866	155,030
Net realized gains (losses)	5,115	56,004	159,081	(226)	170,313	171,022
Net unrealized appreciation (depreciation) on
investments:
End of year	852	120,833	-	(4,249)	6,415	23,172
Beginning of year	4,665	99,192	89,136	(408)	147,090	168,952
Change in unrealized appreciation
(depreciation)	(3,813)	21,641	(89,136)	(3,841)	(140,675)	(145,780)
Realized and unrealized gains (losses)	1,302	77,645	69,945	(4,067)	29,638	25,242
Increase (Decrease) in net assets from
operations	$1,357	$81,176	$69,945	$1,824	$152,684	$131,725

(1) For the period of December 10, 2007 (commencement of operations of Sub-Account) through December 31, 2007.
(2) For the period of January 1, 2007 through June 22, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	MF5	MFE	EIS	MV1	MC1	FSS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$5,695	$1,815	$2,784	$11,430	$-	$6,821
Net investment income	5,695	1,815	2,784	11,430	-	6,821

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	71,161	2,693	(4,130)	5,591	25,039	3,387
Realized gain distributions	-	-	10,113	48,483	-	14,832
Net realized gains (losses)	71,161	2,693	5,983	54,074	25,039	18,219
Net unrealized appreciation (depreciation) on
investments:
End of year	43,348	59,642	(9,070)	94,369	157,159	(454)
Beginning of year	13,832	10,835	462	105,262	99,609	9,090
Change in unrealized appreciation
(depreciation)	29,516	48,807	(9,532)	(10,893)	57,550	(9,544)
Realized and unrealized gains (losses)	100,677	51,500	(3,549)	43,181	82,589	8,675
Increase (Decrease) in net assets from
operations	$106,372	$53,315	$(765)	$54,611	$82,589	$15,496

	NLM	NMC	NPP	NAR	OCF	OGS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$12,838	$-	$191	$11,580	$24,641	$27,782
Net investment income	12,838	-	191	11,580	24,641	27,782

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	2,535	1,221,361	(81)	24,344	1,063,666	17,279
Realized gain distributions	-	-	2,992	69,584	-	100,989
Net realized gains (losses)	2,535	1,221,361	2,911	93,928	1,063,666	118,268
Net unrealized appreciation (depreciation) on
investments:
End of year	6,297	30,459	(2,684)	(8,913)	1,378,395	58,703
Beginning of year	(3,983)	369,983	(2,183)	41,895	1,119,257	111,032
Change in unrealized appreciation
(depreciation)	10,280	(339,524)	(501)	(50,808)	259,138	(52,329)
Realized and unrealized gains (losses)	12,815	881,837	2,410	43,120	1,322,804	65,939
Increase (Decrease) in net assets from
operations	$25,653	$881,837	$2,601	$54,700	$1,347,445	$93,721

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	OSC	PMB	PHY	PLD	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub- Account	Sub- Account
Income:
Dividends	$6,811	$4,320	$310,311	$4,384	$337,899	$1,291,910
Net investment income	6,811	4,320	310,311	4,384	337,899	1,291,910

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	27,634	71	114,850	951	(50,825)	(124,531)
Realized gain distributions	72,632	1,514	-	-	25,314	-
Net realized gains (losses)	100,266	1,585	114,850	951	(25,511)	(124,531)
Net unrealized appreciation (depreciation) on
investments:
End of year	(44,886)	(84)	(105,410)	2,765	539,789	1,303,824
Beginning of year	106,227	1,571	172,208	17	(132,927)	(103,366)
Change in unrealized appreciation
(depreciation)	(151,113)	(1,655)	(277,618)	2,748	672,716	1,407,190
Realized and unrealized gains (losses)	(50,847)	(70)	(162,768)	3,699	647,205	1,282,659
Increase (Decrease) in net assets from
operations	$(44,036)	$4,250	$147,543	$8,083	$985,104	$2,574,569

	SCP	RX1	RX2	SCM	SC2	SC1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub- Account	Sub- Account
Income:
Dividends	$3,128	$335	$-	$3,907	$145,661	$2,114,828
Net investment income	3,128	335	-	3,907	145,661	2,114,828

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	2,824	189	19	1,054	(18,173)	-
Realized gain distributions	51,888	-	-	28,967	-	-
Net realized gains (losses)	54,712	189	19	30,021	(18,173)	-
Net unrealized appreciation (depreciation) on
investments:
End of year	(98,401)	(943)	30	(41,151)	(98,619)	-
Beginning of year	2,442	139	30	20,711	(71,473)	-
Change in unrealized appreciation
(depreciation)	(100,843)	(1,082)	-	(61,862)	(27,146)	-
Realized and unrealized gains (losses)	(46,131)	(893)	19	(31,841)	(45,319)	-
Increase (Decrease) in net assets from
operations	$(43,003)	$(558)	$19	$(27,934)	$100,342	$2,114,828

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	SC3	SC5	SC7	SCB	TFS	FTI
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$168,479	$73,302	$570	$-	$75,170	$22,490
Net investment income	168,479	73,302	570	-	75,170	22,490

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	542,888	(59,506)	15,896	(9,550)	417,283	166,015
Realized gain distributions	1,403,040	1,108,921	-	131,148	155,649	51,298
Net realized gains (losses)	1,945,928	1,049,415	15,896	121,598	572,932	217,313
Net unrealized appreciation (depreciation) on
investments:
End of year	(1,404,359)	(646,523)	3,522	(65,554)	777,164	114,755
Beginning of year	2,285,825	(241,486)	12,670	75,540	889,639	194,419
Change in unrealized appreciation
(depreciation)	(3,690,184)	(405,037)	(9,148)	(141,094)	(112,475)	(79,664)
Realized and unrealized gains (losses)	(1,744,256)	644,378	6,748	(19,496)	460,457	137,649
Increase (Decrease) in net assets from
operations	$(1,575,777)	$717,680	$7,318	$(19,496)	$535,627	$160,139

	TSF	FTG	TBC	REI	RNA	VMG
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub- Account
Income:
Dividends	$116,580	$2,044	$5,034	$504,568	$-	$-
Net investment income	116,580	2,044	5,034	504,568	-	-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	53,859	9,370	47,483	2,130,136	5,245	1,190,512
Realized gain distributions	328,139	6,522	-	1,650,420	10,471	360,233
Net realized gains (losses)	381,998	15,892	47,483	3,780,556	15,716	1,550,745
Net unrealized appreciation (depreciation) on
investments:
End of year	849,331	6,531	67,942	(279,353)	3,458	1,066,624
Beginning of year	1,147,830	22,072	26,839	2,789,981	6,854	1,022,104
Change in unrealized appreciation
(depreciation)	(298,499)	(15,541)	41,103	(3,069,334)	(3,396)	44,520
Realized and unrealized gains (losses)	83,499	351	88,586	711,222	12,320	1,595,265
Increase (Decrease) in net assets from
operations	$200,079	$2,395	$93,620	$1,215,790	$12,320	$1,595,265

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	VCP	VGI	USC(1)
	Sub-Account	Sub- Account	Sub-Account
Income:
Dividends	$8,450	$10,504	$-
Net investment income	8,450	10,504	-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	948	23,783	7,296
Realized gain distributions	10,410	24,560	3,234
Net realized gains (losses)	11,358	48,343	10,530
Net unrealized appreciation (depreciation) on
investments:
End of year	(11,217)	(2,477)	7,013
Beginning of year	24,958	40,541	-
Change in unrealized appreciation
(depreciation)	(36,175)	(43,018)	7,013
Realized and unrealized gains (losses)	(24,817)	5,325	17,543
Increase (Decrease) in net assets from
operations	$(16,367)	$15,829	$17,543

(1) For the period of February 23, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	AI6		AI1		AI3		IV1(1)		A22
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$239	$89	$-	$1,411	$464	$257	$-	$-	$451	$3,033
Net realized gains (losses)	2,645	1,624	10,634	4,334	2,308	(958)	35	-	(5,781)	69,321
Change in unrealized gains (losses)	(3,111)	854	285,603	124,823	553	3,725	659	-	3,765	(33,086)
Increase (Decrease) in net assets from operations	(227)	2,567	296,237	130,568	3,325	3,024	694	-	(1,565)	39,268

Contract Owner Transactions:
Purchase payments received	20,514	14,484	1,742	323,881	8,886	35,272	4,042	-	3,957	3,301
Net transfers between Sub-Accounts	(1)	(74)	(12,542)	8,680	-	6,517	13,260	-	200,096	(383,907)
Withdrawals and surrenders	-	-	(377)	-	(14,406)	-	-	-	(324,040)	-
Mortality and expense risk, cost of
insurance and contract charges	(5,354)	(3,881)	(32,860)	(26,474)	(6,742)	(5,987)	(672)	-	(4,224)	(21,434)
Increase (Decrease) in net assets from
contract owner transactions	15,159	10,529	(44,037)	306,087	(12,262)	35,802	16,630	-	(124,211)	(402,040)
Increase (Decrease) in net assets	14,932	13,096	252,200	436,655	(8,937)	38,826	17,324	-	(125,776)	(362,772)

Net Assets:
Beginning of year	23,535	10,439	2,484,690	2,048,035	50,110	11,284	-	-	330,035	692,807
End of year	$38,467	$23,535	$2,736,890	$2,484,690	$41,173	$50,110	$17,324	$-	$204,259	$330,035

Unit Activity from Participant Transactions:
Beginning of Year	1,821	915	215,990	189,249	3,033	818	-	-	25,427	59,376
Units purchased	1,510	1,234	138	28,379	529	2,438	201	-	278	271
Units transferred between Sub-Accounts	-	-	(1,052)	755	-	181	692	-	13,976	(32,447)
Units withdrawn, surrendered or canceled	(399)	(328)	(2,679)	(2,393)	(1,274)	(404)	(33)	-	(25,316)	(1,773)
End of Year	2,932	1,821	212,397	215,990	2,288	3,033	860	-	14,365	25,427
(1) For the period of April 17, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	ASC(1)		IV2(2)		AI4		AL4		AN2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$35	$-	$-	$-	$5,439	$6,321	$-	$-	$-	$-
Net realized gains (losses)	5,371	-	27,429	147,495	5,654	87,470	195,482	10,927	1,464	2,928
Change in unrealized gains (losses)	(2,665)	-	(13,355)	(105,936)	125,322	41,004	116,730	(6,443)	3,019	(594)
Increase (Decrease) in net assets from operations	2,741	-	14,074	41,559	136,415	134,795	312,212	4,484	4,483	2,334

Contract Owner Transactions:
Purchase payments received	7,501	-	24,591	32,048	208,160	148,937	129,616	102,501	18,010	8,662
Net transfers between Sub-Accounts	74,365	-	(206,857)	(290,020)	336,538	(1,534)	1,167,319	127,887	(9,945)	(13,786)
Withdrawals and surrenders	-	-	-	(720,430)	-	-	-	-	-	(3,781)
Mortality and expense risk, cost of
insurance and contract charges	(1,559)	-	(1,297)	(3,953)	(17,256)	(8,587)	(27,409)	(1,520)	(616)	(420)
Increase (Decrease) in net assets from
contract owner transactions	80,307	-	(183,563)	(982,355)	527,442	138,816	1,269,526	228,868	7,449	(9,325)
Increase (Decrease) in net assets	83,048	-	(169,490)	(940,796)	663,857	273,611	1,581,738	233,352	11,932	(6,991)

Net Assets:
Beginning of year	-	-	169,490	1,110,286	683,756	410,145	234,058	706	17,148	24,139
End of year	$83,048	$-	$-	$169,490	$1,347,613	$683,756	$1,815,796	$234,058	$29,080	$17,148

Unit Activity from Participant Transactions:
Beginning of Year	-	-	10,541	78,833	31,874	24,516	17,936	61	1,270	1,935
Units purchased	738	-	1,479	2,095	8,959	7,931	8,153	7,855	1,265	679
Units transferred between Sub-Accounts	7,736	-	(11,946)	(20,024)	14,653	(114)	81,444	10,143	(699)	(1,016)
Units withdrawn, surrendered or canceled	(152)	-	(74)	(50,363)	(721)	(459)	(1,766)	(123)	(42)	(328)
End of Year	8,322	-	-	10,541	54,765	31,874	105,767	17,936	1,794	1,270

(1) For the period of May 4, 2007 (commencement of operations of Sub-Account) through December 31, 2007.
(2) For the period of January 1, 2007 through April 30, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	AN3		AN4		AN5		IVP		DGO
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$6,368	$7,719	$24,009	$8,222	$-	$-	$205,156	$5,401	$-	$-
Net realized gains (losses)	77,537	70,201	724,406	141,898	2,189	101	1,284,958	48,915	1,962	3,995
Change in unrealized gains (losses)	(60,322)	10,430	(457,706)	148,165	11,206	856	(836,531)	1,470,243	(3,726)	(2,251)
Increase (Decrease) in net assets from operations	23,583	88,350	290,709	298,285	13,395	957	653,583	1,524,559	(1,764)	1,744

Contract Owner Transactions:
Purchase payments received	40,192	136,731	271,288	359,222	78,094	52,025	693,421	2,046,291	-	-
Net transfers between Sub-Accounts	(165,242)	(315,824)	(121,357)	366,892	17,785	3,084	11,040,637	4,397,577	95,781	(23,142)
Withdrawals and surrenders	(246,534)	(9,196)	(47,797)	(295,678)	-	-	(38,498)	-	(57,053)	-
Mortality and expense risk, cost of
insurance and contract charges	(13,227)	(16,426)	(47,724)	(30,614)	(5,989)	(1,548)	(319,575)	(41,201)	(3,625)	(3,424)
Increase (Decrease) in net assets from
contract owner transactions	(384,811)	(204,715)	54,410	399,822	89,890	53,561	11,375,985	6,402,667	35,103	(26,566)
Increase (Decrease) in net assets	(361,228)	(116,365)	345,119	698,107	103,285	54,518	12,029,568	7,927,226	33,339	(24,822)

Net Assets:
Beginning of year	506,388	622,753	1,577,015	878,908	54,518	-	7,927,226	-	57,402	82,224
End of year	$145,160	$506,388	$1,922,134	$1,577,015	$157,803	$54,518	$19,956,794	$7,927,226	$90,741	$57,402

Unit Activity from Participant Transactions:
Beginning of Year	32,609	46,915	54,460	38,455	3,187	-	613,578	-	4,250	6,474
Units purchased	2,485	9,865	8,709	14,550	4,266	3,060	53,954	195,138	-	-
Units transferred between Sub-Accounts	(10,113)	(22,364)	(3,746)	14,849	979	219	817,869	421,967	6,160	(1,964)
Units withdrawn, surrendered or canceled	(16,070)	(1,807)	(3,066)	(13,394)	(318)	(92)	(25,960)	(3,527)	(4,462)	(260)
End of Year	8,911	32,609	56,357	54,460	8,114	3,187	1,459,441	613,578	5,948	4,250

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets – continued

	DRS		DSV		DTS		DEL(1)		DMC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$11,150	$2,674	$7,998	$2,056	$-	$-	$-	$-	$102	$73
Net realized gains (losses)	56,841	45,362	123,556	87,930	2,956	(336)	8,876	-	(366)	3,051
Change in unrealized gains (losses)	(138,023)	88,264	(240,798)	8,850	13,475	(3,264)	(2,576)	2,576	(1,681)	(1,596)
Increase (Decrease) in net assets from operations	(70,032)	136,300	(109,244)	98,836	16,431	(3,600)	6,300	2,576	(1,945)	1,528

Contract Owner Transactions:
Purchase payments received	-	693,491	833,272	748,707	-	-	2,272	330,029	8,547	3,624
Net transfers between Sub-Accounts	(318,622)	(363,525)	4,342	455,613	48,315	118,802	(331,527)	40	23,441	-
Withdrawals and surrenders	(5,440)	-	(293,866)	-	(2,593)	-	-	-	-	-
Mortality and expense risk, cost of
insurance and contract charges	(9,631)	(5,442)	(77,092)	(40,685)	(7,516)	(4,297)	(8,020)	(1,670)	(1,577)	(770)
Increase (Decrease) in net assets from
contract owner transactions	(333,693)	324,524	466,656	1,163,635	38,206	114,505	(337,275)	328,399	30,411	2,854
Increase (Decrease) in net assets	(403,725)	460,824	357,412	1,262,471	54,637	110,905	(330,975)	330,975	28,466	4,382

Net Assets:
Beginning of year	741,210	280,386	1,615,952	353,481	110,905	-	330,975	-	22,360	17,978
End of year	$337,485	$741,210	$1,973,364	$1,615,952	$165,542	$110,905	$-	$330,975	$50,826	$22,360

Unit Activity from Participant Transactions:
Beginning of Year	38,838	19,485	105,531	26,821	9,079	-	25,785	-	1,803	1,562
Units purchased	-	44,594	56,098	49,218	-	-	181	25,916	654	305
Units transferred between Sub-Accounts	(17,480)	(24,905)	549	32,296	3,919	9,447	(25,343)	-	1,701	-
Units withdrawn, surrendered or canceled	(810)	(336)	(24,170)	(2,804)	(761)	(368)	(623)	(131)	(120)	(64)
End of Year	20,548	38,838	138,008	105,531	12,237	9,079	-	25,785	4,038	1,803

(1) For the period of January 1, 2007 through March 9, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	DCA		DSC		DGI		DQB		DSI
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$368	$325	$21,815	$26,462	$124	$77	$317,806	$318,722	$1,139,968	$799,096
Net realized gains (losses)	3,727	420	539,732	710,035	1,698	853	(17,707)	(70,581)	3,112,746	1,342,504
Change in unrealized gains (losses)	22,840	2,537	(871,446)	(757,168)	(584)	902	(61,537)	20,066	(1,460,715)	4,551,396
Increase (Decrease) in net assets from operations	26,935	3,282	(309,899)	(20,671)	1,238	1,832	238,562	268,207	2,791,999	6,692,996

Contract Owner Transactions:
Purchase payments received	417,080	6,666	19,597	290,530	3,333	5,025	296,512	320,286	7,856,953	15,793,841
Net transfers between Sub-Accounts	(1,477)	-	(2,066,357)	(1,778,079)	(1,407)	(545)	(526,147)	325,376	5,504,217	3,191,534
Withdrawals and surrenders	(11,000)	-	(35,702)	-	(718)	-	(325,503)	-	(1,653,468)	(4,647,088)
Mortality and expense risk, cost of
insurance and contract charges	(11,559)	(4,367)	(56,394)	(110,866)	(2,793)	(2,867)	(94,380)	(98,983)	(1,331,306)	(843,809)
Increase (Decrease) in net assets
from contract owner transactions	393,044	2,299	(2,138,856)	(1,598,415)	(1,585)	1,613	(649,518)	546,679	10,376,396	13,494,478
Increase (Decrease) in net assets	419,979	5,581	(2,448,755)	(1,619,086)	(347)	3,445	(410,956)	814,886	13,168,395	20,187,474

Net Assets:
Beginning of year	24,433	18,852	5,086,068	6,705,154	16,487	13,042	6,967,550	6,152,664	56,378,621	36,191,147
End of year	$444,412	$24,433	$2,637,313	$5,086,068	$16,140	$16,487	$6,556,594	$6,967,550	$69,547,016	$56,378,621

Unit Activity from Participant Transactions:
Beginning of Year	1,708	1,535	348,103	476,208	1,315	1,188	459,173	422,644	4,860,856	3,603,696
Units purchased	28,880	511	1,301	19,992	250	424	19,446	21,979	633,795	1,478,984
Units transferred between Sub-Accounts	(98)	-	(140,055)	(140,320)	(112)	(46)	(34,032)	21,285	449,128	277,023
Units withdrawn, surrendered or canceled	(1,495)	(338)	(6,388)	(7,777)	(267)	(251)	(27,265)	(6,735)	(245,195)	(498,847)
End of Year	28,995	1,708	202,961	348,103	1,186	1,315	417,322	459,173	5,698,584	4,860,856

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	SHR(1)		SSI		SSC		SCV		AMG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$1,034	$-	$28,542	$11,611	$12,533	$7,199	$1,093	$317	$-	$-
Net realized gains (losses)	(2,376)	-	228,987	136,074	189,631	167,990	16,078	3,248	438	169
Change in unrealized gains (losses)	(4,784)	-	(382,982)	169,054	(254,683)	99,027	(19,370)	5,658	3,842	992
Increase (Decrease) in net assets from operations	(6,126)	-	(125,453)	316,739	(52,519)	274,216	(2,199)	9,223	4,280	1,161

Contract Owner Transactions:
Purchase payments received	136,341	-	118,913	314,680	185,629	439,913	35,719	33,223	2,831	16,087
Net transfers between Sub-Accounts	(29,328)	-	1,493,109	513,175	56,743	90,073	258,486	61,641	-	198
Withdrawals and surrenders	-	-	(15,817)	(428,909)	(208,937)	(136,946)	-	-	-	(1,309)
Mortality and expense risk, cost of insurance and contract charges	(5,306)	-	(72,339)	(35,677)	(39,110)	(35,454)	(3,230)	(1,765)	(3,199)	(2,542)
Increase (Decrease) in net assets from contract owner transactions	101,707	-	1,523,866	363,269	(5,675)	357,586	290,975	93,099	(368)	12,434
Increase (Decrease) in net assets	95,581	-	1,398,413	680,008	(58,194)	631,802	288,776	102,322	3,912	13,595

Net Assets:
Beginning of year	-	-	2,207,557	1,527,549	2,001,790	1,369,988	107,965	5,643	30,921	17,326
End of year	$95,581	$-	$3,605,970	$2,207,557	$1,943,596	$2,001,790	$396,741	$107,965	$34,833	$30,921

Unit Activity from Participant Transactions:
Beginning of Year	-	-	155,599	126,501	101,506	81,411	7,466	488	2,940	1,848
Units purchased	9,456	-	8,407	22,907	9,318	24,577	2,379	2,298	213	1,413
Units transferred between Sub-Accounts	(2,322)	-	101,202	39,112	2,726	5,478	16,991	4,813	-	17
Units withdrawn, surrendered or canceled	(362)	-	(6,124)	(32,921)	(12,463)	(9,960)	(214)	(133)	(245)	(338)
End of Year	6,772	-	259,084	155,599	101,087	101,506	26,622	7,466	2,908	2,940

(1) For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	FCN		FL1		FEI		FE2(2)		FVG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$129,986	$92,533	$19,717	$28,068	$57,493	$233,795	$8,452	$-	$1,183	$471
Net realized gains (losses)	4,490,061	849,508	778,448	1,324,794	261,599	2,513,302	37,706	-	4,058	1,815
Change in unrealized gains (losses)	(2,272,108)	(311,736)	(373,716)	(995,549)	(271,906)	(1,487,565)	(40,973)	-	2,025	3,277
Increase (Decrease) in net assets from operations	2,347,939	630,305	424,449	357,313	47,186	1,259,532	5,185	-	7,266	5,563

Contract Owner Transactions:
Purchase payments received	2,394,397	1,875,252	505,739	683,056	8,547	1,221,800	458,800	-	25,474	24,610
Net transfers between Sub-Accounts	1,612,708	3,432,324	53,649	(136,757)	347	(9,498,900)	-	-	2,558	(112)
Withdrawals and surrenders	(111,580)	-	(496,824)	(3,652,604)	(19,798)	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(345,578)	(153,405)	(83,833)	(85,887)	(42,123)	(182,940)	(8,871)	-	(6,631)	(5,273)
Increase (Decrease) in net assets from contract owner transactions	3,549,947	5,154,171	(21,269)	(3,192,192)	(53,027)	(8,460,040)	449,929	-	21,401	19,225
Increase (Decrease) in net assets	5,897,886	5,784,476	403,180	(2,834,879)	(5,841)	(7,200,508)	455,114	-	28,667	24,788

Net Assets:
Beginning of year	8,683,575	2,899,099	2,333,447	5,168,326	3,038,061	10,238,569	-	-	50,048	25,260
End of year	$14,581,461	$8,683,575	$2,736,627	$2,333,447	$3,032,220	$3,038,061	$455,114	$-	$78,715	$50,048

Unit Activity from Participant Transactions:
Beginning of Year	338,660	126,315	125,144	308,911	148,177	600,228	-	-	3,910	2,234
Units purchased	86,679	74,743	25,457	39,227	388	66,599	42,906	-	1,858	2,121
Units transferred between Sub-Accounts	74,814	143,938	2,256	(8,209)	16	(508,492)	-	-	199	-
Units withdrawn, surrendered or canceled	(16,552)	(6,336)	(27,093)	(214,785)	(2,919)	(10,158)	(795)	-	(482)	(445)
End of Year	483,601	338,660	125,764	125,144	145,662	148,177	42,111	-	5,485	3,910

(1) For the period of August 1, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	FGP		FL3		FHI		FIP		FIG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$1,755	$12,283	$3,830	$2,315	$81,759	$28,017	$1,365	$997	$262,680	$173,717
Net realized gains (losses)	2,425	494,199	135,498	189,723	41,278	2,677	(42)	7,046	636	8,091
Change in unrealized gains (losses)	49,358	(464,617)	101,872	(100,650)	(73,250)	8,949	677	(1,598)	166,385	66,953
Increase (Decrease) in net assets from operations	53,538	41,865	241,200	91,388	49,787	39,643	2,000	6,445	429,701	248,761

Contract Owner Transactions:
Purchase payments received	4,221	343,589	165,707	369,711	50,548	28,448	-	-	1,571,294	1,468,085
Net transfers between Sub-Accounts	39,085	(3,127,704)	(53,974)	(1,035,482)	533,058	(67,005)	-	(25,857)	10,134,074	418,403
Withdrawals and surrenders	-	-	(386,471)	(847,466)	(8,283)	-	-	-	(82,562)	-
Mortality and expense risk, cost of insurance and contract charges	(15,685)	(56,202)	(31,152)	(38,595)	(21,508)	(11,787)	(683)	(923)	(172,654)	(136,849)
Increase (Decrease) in net assets from contract owner transactions	27,621	(2,840,317)	(305,890)	(1,551,832)	553,815	(50,344)	(683)	(26,780)	11,450,152	1,749,639
Increase (Decrease) in net assets	81,159	(2,798,452)	(64,690)	(1,460,444)	603,602	(10,701)	1,317	(20,335)	11,879,853	1,998,400

Net Assets:
Beginning of year	184,593	2,983,045	955,612	2,416,056	374,618	385,319	36,637	56,972	6,265,692	4,267,292
End of year	$265,752	$184,593	$890,922	$955,612	$978,220	$374,618	$37,954	$36,637	$18,145,545	$6,265,692

Unit Activity from Participant Transactions:
Beginning of Year	11,815	204,148	76,148	205,186	30,176	34,527	1,892	3,432	381,208	270,915
Units purchased	246	23,152	11,919	31,173	3,955	2,480	-	-	93,776	92,397
Units transferred between Sub-Accounts	2,217	(211,705)	(4,857)	(86,317)	44,889	(5,816)	-	(1,486)	598,139	26,492
Units withdrawn, surrendered or canceled	(880)	(3,780)	(26,167)	(73,894)	(2,346)	(1,015)	(34)	(54)	(15,128)	(8,596)
End of Year	13,398	11,815	57,043	76,148	76,674	30,176	1,858	1,892	1,057,995	381,208
See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	FMC(1)		FMM		FL5		FOF		FL2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$546	$-	$8,198	$6,770	$1,569,569	$464,169	$5,980	$-	$31,861	$6,199
Net realized gains (losses)	821	-	-	-	-	-	11,667	12	87,826	530,678
Change in unrealized gains (losses)	7,686	-	-	-	-	-	9,654	583	50,574	(334,668)
Increase (Decrease) in net assets from operations	9,053	-	8,198	6,770	1,569,569	464,169	27,301	595	170,261	202,209

Contract Owner Transactions:
Purchase payments received	92,717	-	-	-	26,771,061	79,506,823	3,655	-	77,030	115,185
Net transfers between Sub-Accounts	27,751	-	-	-	(31,247,057)	(39,418,289)	159,192	4,525	61,795	(14,970)
Withdrawals and surrenders	-	-	-	-	(383,396)	(274,359)	-	-	(8,296)	(1,775,309)
Mortality and expense risk, cost of insurance and contract charges	(5,277)	-	-	-	(912,659)	(399,392)	(2,552)	(738)	(38,780)	(30,615)
Increase (Decrease) in net assets from contract owner transactions	115,191	-	-	-	(5,772,051)	39,414,783	160,295	3,787	91,749	(1,705,709)
Increase (Decrease) in net assets	124,244	-	8,198	6,770	(4,202,482)	39,878,952	187,596	4,382	262,010	(1,503,500)

Net Assets:
Beginning of year	-	-	145,674	138,904	45,075,521	5,196,569	4,382	-	889,499	2,392,999
End of year	$124,244	$-	$153,872	$145,674	$40,873,039	$45,075,521	$191,978	$4,382	$1,151,509	$889,499

Unit Activity from Participant Transactions:
Beginning of Year	-	-	10,000	10,000	4,147,381	500,774	280	-	44,665	141,542
Units purchased	8,184	-	-	-	2,392,607	7,450,167	209	-	3,545	6,591
Units transferred between Sub-Accounts	2,270	-	-	-	(2,845,687)	(3,739,658)	10,092	331	3,341	(1,293)
Units withdrawn, surrendered or canceled	(438)	-	-	-	(115,829)	(63,902)	(148)	(51)	(2,152)	(102,175)
End of Year	10,016	-	10,000	10,000	3,578,472	4,147,381	10,433	280	49,399	44,665

(1) For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	FRE		FSC		GS3		GS7		MVP
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$7,940	$11,050	$-	$-	$1,813	$1,434	$196	$91	$49,617	$12,942
Net realized gains (losses)	12,660	36,720	95,681	19,341	14,888	5,385	3,030	7,351	245,759	30,947
Change in unrealized gains (losses)	(90,433)	33,017	(47,640)	58,280	(20,112)	7,347	6,971	(2,473)	(203,908)	80,193
Increase (Decrease) in net assets from operations	(69,833)	80,787	48,041	77,621	(3,411)	14,166	10,197	4,969	91,468	124,082

Contract Owner Transactions:
Purchase payments received	35,049	78,732	214,597	153,263	36,109	4,360	22,056	62,290	85,100	1,042,536
Net transfers between Sub-Accounts	(177,596)	153,649	(16)	209,607	-	47,830	3,862	(74,717)	2,345,375	(151,236)
Withdrawals and surrenders	-	-	(618,905)	-	(388)	(2,261)	-	(2,147)	(66,393)	-
Mortality and expense risk, cost of insurance and contract charges	(13,513)	(16,764)	(17,409)	(32,107)	(8,879)	(4,239)	(3,552)	(5,193)	(68,585)	(6,031)
Increase (Decrease) in net assets from contract owner transactions	(156,060)	215,617	(421,733)	330,763	26,842	45,690	22,366	(19,767)	2,295,497	885,269
Increase (Decrease) in net assets	(225,893)	296,404	(373,692)	408,384	23,431	59,856	32,563	(14,798)	2,386,965	1,009,351

Net Assets:
Beginning of year	515,189	218,785	1,016,641	608,257	139,042	79,186	73,864	88,662	1,009,351	-
End of year	$289,296	$515,189	$642,949	$1,016,641	$162,473	$139,042	$106,427	$73,864	$3,396,316	$1,009,351

Unit Activity from Participant Transactions:
Beginning of Year	37,207	19,099	80,979	52,788	9,016	5,797	5,857	7,633	90,251	-
Units purchased	2,652	6,526	15,672	12,271	2,285	304	1,743	5,203	6,835	105,589
Units transferred between Sub-Accounts	(12,480)	12,953	-	18,588	-	3,358	327	(6,366)	196,429	(14,768)
Units withdrawn, surrendered or canceled	(1,047)	(1,371)	(50,722)	(2,668)	(591)	(443)	(264)	(613)	(11,158)	(570)
End of Year	26,332	37,207	45,929	80,979	10,710	9,016	7,663	5,857	282,357	90,251

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	JBP		JP3		JP1		LA1		LA3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$936,671	$504,699	$62	$-	$1,481	$1,189	$37,840	$40,426	$2,593	$905
Net realized gains (losses)	(5,853)	24,139	75,569	36,998	423	133	338,263	761,651	56,562	30,865
Change in unrealized gains (losses)	(751,492)	7,542	(107,813)	57,254	356	17,720	(290,168)	76,457	(39,365)	(4,225)
Increase (Decrease) in net assets from operations	179,326	536,380	(32,182)	94,252	2,260	19,042	85,935	878,534	19,790	27,545

Contract Owner Transactions:
Purchase payments received	283,035	294,917	3,311	4,564	483	1,144	600,077	1,566,376	2,483	3,504
Net transfers between Sub-Accounts	(170)	17,676	(83,834)	10,596	-	1,365	637,569	(4,545,405)	39,958	171,375
Withdrawals and surrenders	(261,742)	(3,686)	-	-	(734)	-	(1,621,173)	(1,761,694)	-	-
Mortality and expense risk, cost of insurance and contract charges	(206,944)	(198,018)	(14,099)	(13,660)	(1,822)	(2,067)	(79,930)	(164,845)	(6,427)	(3,722)
Increase (Decrease) in net assets from contract owner transactions	(185,821)	110,889	(94,622)	1,500	(2,073)	442	(463,457)	(4,905,568)	36,014	171,157
Increase (Decrease) in net assets	(6,495)	647,269	(126,804)	95,752	187	19,484	(377,522)	(4,027,034)	55,804	198,702

Net Assets:
Beginning of year	13,459,181	12,811,912	737,932	642,180	134,320	114,836	3,417,261	7,444,295	238,428	39,726
End of year	$13,452,686	$13,459,181	$611,128	$737,932	$134,507	$134,320	$3,039,739	$3,417,261	$294,232	$238,428

Unit Activity from Participant Transactions:
Beginning of Year	796,833	789,914	37,663	37,694	9,175	9,144	204,334	522,122	13,078	2,812
Units purchased	16,722	18,134	160	241	32	83	34,912	103,715	122	216
Units transferred between Sub-Accounts	6	1,084	(4,058)	465	-	103	37,988	(292,197)	2,538	10,282
Units withdrawn, surrendered or canceled	(27,547)	(12,299)	(704)	(737)	(169)	(155)	(101,524)	(129,306)	(328)	(232)
End of Year	786,014	796,833	33,061	37,663	9,038	9,175	175,710	204,334	15,410	13,078

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	LA2		MLV		MF7		CO1(1)		MF1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$24,112	$20,208	$8,327	$6,831	$7,686	$1,598	$477	$375	$122	$15,736
Net realized gains (losses)	762,401	580,819	426,204	426,255	2,805	(8,434)	42,704	1,490	474	806,623
Change in unrealized gains (losses)	(793,115)	(153,572)	(446,070)	(177,238)	(3,324)	14,093	(26,488)	18,917	6,100	(936,362)
Increase (Decrease) in net assets from operations	(6,602)	447,455	(11,539)	255,848	7,167	7,257	16,693	20,782	6,696	(114,003)

Contract Owner Transactions:
Purchase payments received	824,961	937,576	479,970	443,509	48,321	6,852	-	4,062	1,134	910,227
Net transfers between Sub-Accounts	462,173	1,233,933	(219,075)	(42,568)	(49,087)	12,472	(181,208)	(8,808)	-	(7,774,599)
Withdrawals and surrenders	(261,461)	(1,323,062)	(46,002)	-	(366)	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(160,112)	(126,784)	(54,282)	(52,384)	(9,555)	(3,889)	(1,862)	(3,764)	(3,097)	(132,880)
Increase (Decrease) in net assets from contract owner transactions	865,561	721,663	160,611	348,557	(10,687)	15,435	(183,070)	(8,510)	(1,963)	(6,997,252)
Increase (Decrease) in net assets	858,959	1,169,118	149,072	604,405	(3,520)	22,692	(166,377)	12,272	4,733	(7,111,255)

Net Assets:
Beginning of year	4,438,149	3,269,031	2,470,673	1,866,268	201,752	179,060	166,377	154,105	60,997	7,172,252
End of year	$5,297,108	$4,438,149	$2,619,745	$2,470,673	$198,232	$201,752	$-	$166,377	$65,730	$60,997

Unit Activity from Participant Transactions:
Beginning of Year	249,898	206,568	173,904	148,198	17,634	16,412	12,204	12,888	5,248	656,239
Units purchased	44,942	55,862	33,179	32,897	4,193	618	-	330	91	82,793
Units transferred between Sub-Accounts	24,917	76,996	(14,051)	(3,306)	(4,199)	951	(12,073)	(712)	-	(721,638)
Units withdrawn, surrendered or canceled	(22,766)	(89,528)	(6,970)	(3,885)	(853)	(347)	(131)	(302)	(249)	(12,146)
End of Year	296,991	249,898	186,062	173,904	16,775	17,634	-	12,204	5,090	5,248

(1) For the period of January 1, 2007 through June 22, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	MFD		RG1(1)		MF2		MFF		GGR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$-	$-	$-	$-	$-	$-	$-	$-	$4,558	$885
Net realized gains (losses)	32	84,193	5	-	16,102	2,438	19,488	1,945	16,146	1,419
Change in unrealized gains (losses)	175	(96,251)	(582)	-	13,701	12,101	11,456	9,189	13,533	29,447
Increase (Decrease) in net assets from operations	207	(12,058)	(577)	-	29,803	14,539	30,944	11,134	34,237	31,751

Contract Owner Transactions:
Purchase payments received	973	439,221	-	-	3,840	38,971	4,838	18,873	1,471	4,930
Net transfers between Sub-Accounts	-	(1,517,189)	143,456	-	(28,837)	25,040	(28,264)	47,021	(4,358)	82,712
Withdrawals and surrenders	-	-	-	-	(18,615)	-	-	-	(903)	-
Mortality and expense risk, cost of insurance and contract charges	(410)	(21,757)	(1,977)	-	(5,208)	(8,509)	(4,209)	(4,337)	(7,896)	(8,231)
Increase (Decrease) in net assets from contract owner transactions	563	(1,099,725)	141,479	-	(48,820)	55,502	(27,635)	61,557	(11,686)	79,411
Increase (Decrease) in net assets	770	(1,111,783)	140,902	-	(19,017)	70,041	3,309	72,691	22,551	111,162

Net Assets:
Beginning of year	1,197	1,112,980	-	-	182,811	112,770	198,924	126,233	242,585	131,423
End of year	$1,967	$1,197	$140,902	$-	$163,794	$182,811	$202,233	$198,924	$265,136	$242,585

Unit Activity from Participant Transactions:
Beginning of Year	98	97,961	-	-	11,539	7,689	14,086	9,627	10,520	6,688
Units purchased	80	39,789	-	-	210	2,694	315	1,366	58	240
Units transferred between Sub-Accounts	-	(135,737)	14,347	-	(1,778)	1,724	(2,295)	3,418	(73)	3,984
Units withdrawn, surrendered or canceled	(33)	(1,915)	(197)	-	(1,444)	(568)	(271)	(325)	(354)	(392)
End of Year	145	98	14,150	-	8,527	11,539	11,835	14,086	10,151	10,520

(1) For the period of June 22, 2007 (commencement of operations of Sub-Account) through December 31, 2007.)

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	MF6		MFK		MFC		IG1		IGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$622,892	$924,683	$3,543	$84,141	$5,832	$4,725	$21,280	$7,266	$161,064	$-
Net realized gains (losses)	152,425	(822,279)	219	(73,083)	(35)	(6,408)	389,661	156,091	2,019,813	5,756
Change in unrealized gains (losses)	(20,899)	663,724	1,009	14,061	(4,298)	10,211	(111,565)	187,863	(555,957)	1,193,131
Increase (Decrease) in net assets from operations	754,418	766,128	4,771	25,119	1,499	8,528	299,376	351,220	1,624,920	1,198,887

Contract Owner Transactions:
Purchase payments received	251,225	1,452,111	43,201	475,953	2,021	4,178	94,517	69,496	-	1,943,761
Net transfers between Sub-Accounts	(11,409,635)	(3,670,362)	(29,314)	(1,187,433)	(10,170)	(95,453)	(271,099)	580,024	4,117,289	3,754,933
Withdrawals and surrenders	(24,383)	-	(18,222)	(1,112,041)	-	-	-	(2,241)	(38,645)	-
Mortality and expense risk, cost of insurance and contract charges	(154,743)	(304,781)	(3,576)	(30,681)	(2,354)	(2,152)	(51,702)	(39,555)	(176,402)	(29,270)
Increase (Decrease) in net assets from contract owner transactions	(11,337,536)	(2,523,032)	(7,911)	(1,854,202)	(10,503)	(93,427)	(228,284)	607,724	3,902,242	5,669,424
Increase (Decrease) in net assets	(10,583,118)	(1,756,904)	(3,140)	(1,829,083)	(9,004)	(84,899)	71,092	958,944	5,527,162	6,868,311

Net Assets:
Beginning of year	14,157,670	15,914,574	65,152	1,894,235	86,305	171,204	1,936,268	977,324	6,868,311	-
End of year	$3,574,552	$14,157,670	$62,012	$65,152	$77,301	$86,305	$2,007,360	$1,936,268	$12,395,473	$6,868,311

Unit Activity from Participant Transactions:
Beginning of Year	844,369	984,125	5,329	161,616	5,339	11,655	105,254	66,809	578,150	-
Units purchased	14,640	89,677	3,540	40,848	122	282	4,707	4,402	-	197,688
Units transferred between Sub-Accounts	(649,630)	(210,650)	(2,379)	(99,886)	(610)	(6,455)	(13,546)	36,590	333,209	383,144
Units withdrawn, surrendered or canceled	(10,467)	(18,783)	(1,750)	(97,249)	(142)	(143)	(2,562)	(2,547)	(16,381)	(2,682)
End of Year	198,912	844,369	4,740	5,329	4,709	5,339	93,853	105,254	894,978	578,150

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	M11		M1B		MF9		MFL		MMS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$502	$96	$235	$-	$226	$160	$2,415	$1,223	$4,765,539	$2,355,767
Net realized gains (losses)	6,269	529	20,526	11,693	18,168	7,794	9,857	2,092	-	-
Change in unrealized gains (losses)	8,183	8,931	34,312	1,851	(7,735)	4,211	(936)	9,775	-	-
Increase (Decrease) in net assets from operations	14,954	9,556	55,073	13,544	10,659	12,165	11,336	13,090	4,765,539	2,355,767

Contract Owner Transactions:
Purchase payments received	17,569	21,419	1,070	21,089	963	3,290	61,681	115,421	309,183	29,648
Net transfers between Sub-Accounts	-	-	846,866	(116,820)	(504,484)	487,848	106,639	51,465	29,636,370	54,227,545
Withdrawals and surrenders	(17,078)	-	-	-	(4,061)	-	(93,250)	-	(975,691)	(1,434,168)
Mortality and expense risk, cost of insurance and contract charges	(3,409)	(3,364)	(17,546)	(4,554)	(2,732)	(2,633)	(8,460)	(4,661)	(3,102,867)	(1,796,786)
Increase (Decrease) in net assets from contract owner transactions	(2,918)	18,055	830,390	(100,285)	(510,314)	488,505	66,610	162,225	25,866,995	51,026,239
Increase (Decrease) in net assets	12,036	27,611	885,463	(86,741)	(499,655)	500,670	77,946	175,315	30,632,534	53,382,006

Net Assets:
Beginning of year	129,794	102,183	139,115	225,856	519,635	18,965	203,904	28,589	87,485,335	34,103,329
End of year	$141,830	$129,794	$1,024,578	$139,115	$19,980	$519,635	$281,850	$203,904	$118,117,869	$87,485,335

Unit Activity from Participant Transactions:
Beginning of Year	13,160	11,155	11,172	19,482	40,634	1,679	14,412	2,288	6,981,655	2,848,202
Units purchased	1,670	2,366	85	1,774	70	267	4,248	8,630	24,370	2,426
Units transferred between Sub-Accounts	-	-	63,982	(9,699)	(38,709)	38,905	7,150	3,843	2,303,918	4,396,803
Units withdrawn, surrendered or canceled	(1,935)	(361)	(1,289)	(385)	(521)	(217)	(6,961)	(349)	(317,784)	(265,776)
End of Year	12,895	13,160	73,950	11,172	1,474	40,634	18,849	14,412	8,992,159	6,981,655
See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	M10(1)		M1A		RIS		RES		REI
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$-	$-	$-	$-	$85,622	$63,800	$55	$134	$3,531	$2,625
Net realized gains (losses)	(1,415)	-	117,882	26,305	1,188,749	674,418	5,115	832	56,004	2,366
Change in unrealized gains (losses)	(759)	-	(71,992)	157,624	(376,314)	498,932	(3,813)	1,096	21,641	57,143
Increase (Decrease) in net assets from operations	(2,174)	-	45,890	183,929	898,057	1,237,150	1,357	2,062	81,176	62,134

Contract Owner Transactions:
Purchase payments received	42,550	-	56,498	169,074	1,145,323	1,259,000	852	6,909	-	28,150
Net transfers between Sub-Accounts	(16,723)	-	(353,989)	5,937	43,112	2,446,106	-	-	(205,047)	145,435
Withdrawals and surrenders	-	-	(927)	(122,470)	(43,736)	(919,026)	(19,710)	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(2,396)	-	(38,090)	(36,022)	(148,084)	(100,517)	(937)	(2,227)	(16,421)	(15,407)
Increase (Decrease) in net assets from contract owner transactions	23,431	-	(336,508)	16,519	996,615	2,685,563	(19,795)	4,682	(221,468)	158,178
Increase (Decrease) in net assets	21,257	-	(290,618)	200,448	1,894,672	3,922,713	(18,438)	6,744	(140,292)	220,312

Net Assets:
Beginning of year	-	-	1,588,161	1,387,713	6,367,682	2,444,969	25,635	18,891	696,313	476,001
End of year	$21,257	$-	$1,297,543	$1,588,161	$8,262,354	$6,367,682	$7,197	$25,635	$556,021	$696,313

Unit Activity from Participant Transactions:
Beginning of Year	-	-	107,543	106,088	367,149	179,699	2,005	1,633	48,215	36,361
Units purchased	3,142	-	3,569	12,117	60,900	78,885	61	559	-	2,082
Units transferred between Sub-Accounts	(1,341)	-	(22,711)	634	3,439	168,036	-	-	(13,079)	10,916
Units withdrawn, surrendered or canceled	(176)	-	(2,498)	(11,296)	(10,469)	(59,471)	(1,568)	(187)	(1,055)	(1,144)
End of Year	1,625	-	85,903	107,543	421,019	367,149	498	2,005	34,081	48,215

(1) For the period of December 10, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	SG1(1)		SI1		TRS		MFJ		MF5
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$-	$-	$5,891	$2,013	$123,046	$357,975	$106,483	$98,447	$5,695	$1,308
Net realized gains (losses)	159,081	7,362	(226)	353	170,313	923,957	171,022	268,774	71,161	2,649
Change in unrealized gains (losses)	(89,136)	42,923	(3,841)	(414)	(140,675)	(498,466)	(145,780)	41,301	29,516	7,435
Increase (Decrease) in net assets from operations	69,945	50,285	1,824	1,952	152,684	783,466	131,725	408,522	106,372	11,392

Contract Owner Transactions:
Purchase payments received	-	75,499	-	17,086	631,251	1,622,601	395,978	867,155	375,408	215,777
Net transfers between Sub-Accounts	(1,027,799)	15,511	75,225	17,539	96,812	(9,235,588)	578,863	(1,883,630)	(81,900)	550
Withdrawals and surrenders	(184)	-	-	-	(2,098)	-	(187,210)	(937,889)	(26,009)	-
Mortality and expense risk, cost of insurance and contract charges	(11,069)	(22,718)	(2,307)	(655)	(75,189)	(210,686)	(85,608)	(86,062)	(33,355)	(8,606)
Increase (Decrease) in net assets from contract owner transactions	(1,039,052)	68,292	72,918	33,970	650,776	(7,823,673)	702,023	(2,040,426)	234,144	207,721
Increase (Decrease) in net assets	(969,107)	118,577	74,742	35,922	803,460	(7,040,207)	833,748	(1,631,904)	340,516	219,113

Net Assets:
Beginning of year	969,107	850,530	36,571	649	3,282,965	10,323,172	3,190,312	4,822,216	248,000	28,887
End of year	$-	$969,107	$111,313	$36,571	$4,086,425	$3,282,965	$4,024,060	$3,190,312	$588,516	$248,000

Unit Activity from Participant Transactions:
Beginning of Year	82,241	76,777	3,059	58	163,267	576,178	213,459	361,075	10,559	1,628
Units purchased	-	6,545	-	1,507	30,768	87,988	25,685	63,279	12,642	9,332
Units transferred between Sub-Accounts	(81,312)	942	6,149	1,551	4,470	(489,453)	37,206	(135,502)	(1,414)	27
Units withdrawn, surrendered or canceled	(929)	(2,023)	(188)	(57)	(3,695)	(11,446)	(17,644)	(75,393)	(2,299)	(428)
End of Year	-	82,241	9,020	3,059	194,810	163,267	258,706	213,459	19,488	10,559

(1) For the period of January 1, 2007 through June 22, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	MFE		EIS		MV1		MC1		FSS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$1,815	$759	$2,784	$60	$11,430	$8,014	$-	$-	$6,821	$-
Net realized gains (losses)	2,693	1,211	5,983	141	54,074	41,629	25,039	31,277	18,219	5
Change in unrealized gains (losses)	48,807	10,432	(9,532)	462	(10,893)	65,396	57,550	(7,268)	(9,544)	9,091
Increase (Decrease) in net assets from operations	53,315	12,402	(765)	663	54,611	115,039	82,589	24,009	15,496	9,096

Contract Owner Transactions:
Purchase payments received	253,478	30,893	-	-	4,042	41,098	-	38,418	67,156	255,927
Net transfers between Sub-Accounts	4,893	50,808	176,917	3,789	243,131	44,709	(82,202)	(81,010)	(2,361)	138,339
Withdrawals and surrenders	-	-	(667)	-	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(6,020)	(2,260)	(1,213)	(41)	(21,660)	(15,102)	(22,916)	(21,363)	(28,793)	(3,182)
Increase (Decrease) in net assets from contract owner transactions	252,351	79,441	175,037	3,748	225,513	70,705	(105,118)	(63,955)	36,002	391,084
Increase (Decrease) in net assets	305,666	91,843	174,272	4,411	280,124	185,744	(22,529)	(39,946)	51,498	400,180

Net Assets:
Beginning of year	101,927	10,084	4,411	-	682,073	496,329	879,294	919,240	400,180	-
End of year	$407,593	$101,927	$178,683	$4,411	$962,197	$682,073	$856,765	$879,294	$451,678	$400,180

Unit Activity from Participant Transactions:
Beginning of Year	4,856	634	304	-	42,884	37,653	72,669	77,639	27,532	-
Units purchased	10,333	1,759	-	-	236	2,993	-	3,099	4,431	17,993
Units transferred between Sub-Accounts	191	2,588	11,229	308	14,347	3,298	(6,305)	(6,263)	(119)	9,763
Units withdrawn, surrendered or canceled	(243)	(125)	(124)	(4)	(1,281)	(1,060)	(1,751)	(1,806)	(1,884)	(224)
End of Year	15,137	4,856	11,409	304	56,186	42,884	64,613	72,669	29,960	27,532

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	NLM		NMC		NPP		NAR		OCF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$12,838	$19,847	$-	$-	$191	$189	$11,580	$8,505	$24,641	$9,293
Net realized gains (losses)	2,535	(3,189)	1,221,361	681,180	2,911	2,914	93,928	347,667	1,063,666	78,347
Change in unrealized gains (losses)	10,280	9,586	(339,524)	(216,687)	(501)	(2,201)	(50,808)	(181,151)	259,138	1,087,896
Increase (Decrease) in net assets from operations	25,653	26,244	881,837	464,493	2,601	902	54,700	175,021	1,347,445	1,175,536

Contract Owner Transactions:
Purchase payments received	797	13,143	1,633	52,455	1,843	1,871	686,163	497,343	356,972	7,990,806
Net transfers between Sub-Accounts	(99,295)	(6,623)	(5,780,834)	(145,407)	(621)	25,574	(384,939)	1,134,440	(2,863,173)	1,212,649
Withdrawals and surrenders	-	-	(4,294)	-	-	-	-	(1,402,593)	(95,240)	(375,526)
Mortality and expense risk, cost of insurance and contract charges	(8,595)	(12,218)	(33,946)	(61,187)	(1,066)	(614)	(33,459)	(34,033)	(194,602)	(89,457)
Increase (Decrease) in net assets from contract owner transactions	(107,093)	(5,698)	(5,817,441)	(154,139)	156	26,831	267,765	195,157	(2,796,043)	8,738,472
Increase (Decrease) in net assets	(81,440)	20,546	(4,935,604)	310,354	2,757	27,733	322,465	370,178	(1,448,598)	9,914,008

Net Assets:
Beginning of year	647,100	626,554	5,114,338	4,803,984	28,031	298	2,229,796	1,859,618	10,983,702	1,069,694
End of year	$565,660	$647,100	$178,734	$5,114,338	$30,788	$28,031	$2,552,261	$2,229,796	$9,535,104	$10,983,702

Unit Activity from Participant Transactions:
Beginning of Year	44,193	44,587	306,449	330,149	1,497	20	152,176	141,084	900,873	94,709
Units purchased	53	924	82	3,494	91	105	43,933	37,057	27,750	738,239
Units transferred between Sub-Accounts	(6,801)	(463)	(295,655)	(23,263)	(31)	1,408	(25,316)	80,800	(221,984)	106,554
Units withdrawn, surrendered or canceled	(574)	(855)	(2,116)	(3,931)	(53)	(36)	(2,178)	(106,765)	(21,518)	(38,629)
End of Year	36,871	44,193	8,760	306,449	1,504	1,497	168,615	152,176	685,121	900,873

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	OGS		OSC		PMB		PHY		PLD
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$27,782	$4,439	$6,811	$2,755	$4,320	$1,716	$310,311	$175,830	$4,384	$164
Net realized gains (losses)	118,268	37,679	100,266	158,743	1,585	1,016	114,850	(6,706)	951	(26)
Change in unrealized gains (losses)	(52,329)	110,688	(151,113)	63,221	(1,655)	581	(277,618)	171,343	2,748	25
Increase (Decrease) in net assets from operations	93,721	152,806	(44,036)	224,719	4,250	3,313	147,543	340,467	8,083	163

Contract Owner Transactions:
Purchase payments received	103,060	40,504	272,030	359,144	-	148	209,381	2,241,640	1,940	1,927
Net transfers between Sub-Accounts	2,508,743	1,235,892	348,391	1,167,396	-	43,661	(2,294,351)	2,762,788	94,460	3,678
Withdrawals and surrenders	(46,494)	-	-	(377,718)	(375)	-	(123,077)	(3,412)	-	-
Mortality and expense risk, cost of insurance and contract charges	(71,051)	(21,181)	(43,000)	(38,867)	(934)	(395)	(92,159)	(46,121)	(2,875)	(316)
Increase (Decrease) in net assets from contract owner transactions	2,494,258	1,255,215	577,421	1,109,955	(1,309)	43,414	(2,300,206)	4,954,895	93,525	5,289
Increase (Decrease) in net assets	2,587,979	1,408,021	533,385	1,334,674	2,941	46,727	(2,152,663)	5,295,362	101,608	5,452

Net Assets:
Beginning of year	1,426,329	18,308	1,898,451	563,777	74,070	27,343	5,645,666	350,304	6,261	809
End of year	$4,014,308	$1,426,329	$2,431,836	$1,898,451	$77,011	$74,070	$3,493,003	$5,645,666	$107,869	$6,261

Unit Activity from Participant Transactions:
Beginning of Year	90,934	1,374	126,981	43,365	3,552	1,433	339,475	22,982	588	79
Units purchased	6,317	2,891	17,170	24,974	-	8	12,248	143,525	179	188
Units transferred between Sub-Accounts	150,476	88,143	23,252	86,657	-	2,131	(136,085)	176,070	8,916	351
Units withdrawn, surrendered or canceled	(7,011)	(1,474)	(2,754)	(28,015)	(62)	(20)	(12,684)	(3,102)	(260)	(30)
End of Year	240,716	90,934	164,649	126,981	3,490	3,552	202,954	339,475	9,423	588

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	PRR		PTR		SCP		RX1		RX2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$337,899	$107,959	$1,291,910	$571,269	$3,128	$-	$335	$7	$-	$-
Net realized gains (losses)	(25,511)	20,037	(124,531)	34,449	54,712	259	189	11	19	3
Change in unrealized gains (losses)	672,716	(111,891)	1,407,190	(7,527)	(100,843)	2,441	(1,082)	77	-	15
Increase (Decrease) in net assets from operations	985,104	16,105	2,574,569	598,191	(43,003)	2,700	(558)	95	19	18

Contract Owner Transactions:
Purchase payments received	342,868	538,981	1,455,198	11,111,836	92,717	-	6,063	48	76	126
Net transfers between Sub-Accounts	7,138,115	2,131,806	11,215,670	4,316,946	1,111,443	51,778	19,890	-	-	-
Withdrawals and surrenders	(157,013)	(770,907)	(614,225)	(849,753)	(28,711)	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(194,823)	(105,284)	(531,901)	(268,130)	(33,019)	(820)	(1,047)	(71)	(73)	(55)
Increase (Decrease) in net assets from contract owner transactions	7,129,147	1,794,596	11,524,742	14,310,899	1,142,430	50,958	24,906	(23)	3	71
Increase (Decrease) in net assets	8,114,251	1,810,701	14,099,311	14,909,090	1,099,427	53,658	24,348	72	22	89

Net Assets:
Beginning of year	3,240,294	1,429,593	19,538,005	4,628,915	53,658	-	584	512	162	73
End of year	$11,354,545	$3,240,294	$33,637,316	$19,538,005	$1,153,085	$53,658	$24,932	$584	$184	$162

Unit Activity from Participant Transactions:
Beginning of Year	262,724	116,738	1,625,791	399,997	5,068	-	55	58	20	11
Units purchased	25,714	43,242	117,867	955,080	8,010	-	541	5	8	15
Units transferred between Sub-Accounts	570,956	174,567	922,283	366,778	98,734	5,148	1,822	-	-	-
Units withdrawn, surrendered or canceled	(27,387)	(71,823)	(92,010)	(96,064)	(5,536)	(80)	(93)	(8)	(8)	(6)
End of Year	832,007	262,724	2,573,931	1,625,791	106,276	5,068	2,325	55	20	20

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	SCM		SC2		SC1		SC3		SC5
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$3,907	$3,959	$145,661	$128,811	$2,114,828	$1,520,786	$168,479	$145,108	$73,302	$-
Net realized gains (losses)	30,021	(16,366)	(18,173)	6,465	-	-	1,945,928	1,113,938	1,049,415	1,505,723
Change in unrealized gains (losses)	(61,862)	62,114	(27,146)	1,568	-	-	(3,690,184)	1,585,904	(405,037)	(999,160)
Increase (Decrease) in net assets from operations	(27,934)	49,707	100,342	136,844	2,114,828	1,520,786	(1,575,777)	2,844,950	717,680	506,563

Contract Owner Transactions:
Purchase payments received	63,384	80,427	394,663	361,819	11,458,289	15,372,130	1,372,867	1,214,375	1,097,708	1,102,442
Net transfers between Sub-Accounts	104,661	(153,450)	(24,409)	(444,766)	(1,802,173)	4,953,454	(394,191)	1,442,459	506,515	1,117,841
Withdrawals and surrenders	-	-	(37,768)	(1,124,909)	(3,122,239)	(4,204,033)	(322,675)	(1,696,350)	(722,942)	(2,469,509)
Mortality and expense risk, cost of insurance and contract charges	(5,916)	(3,603)	(151,063)	(121,289)	(1,559,468)	(1,116,813)	(218,679)	(144,530)	(107,959)	(99,788)
Increase (Decrease) in net assets from contract owner transactions	162,129	(76,626)	181,423	(1,329,145)	4,974,409	15,004,738	437,322	815,954	773,322	(349,014)
Increase (Decrease) in net assets	134,195	(26,919)	281,765	(1,192,301)	7,089,237	16,525,524	(1,138,455)	3,660,904	1,491,002	157,549

Net Assets:
Beginning of year	299,470	326,389	2,780,629	3,972,930	38,441,677	21,916,153	10,737,626	7,076,722	4,557,755	4,400,206
End of year	$433,665	$299,470	$3,062,394	$2,780,629	$45,530,914	$38,441,677	$9,599,171	$10,737,626	$6,048,757	$4,557,755

Unit Activity from Participant Transactions:
Beginning of Year	18,059	23,634	188,798	284,245	3,475,542	2,072,605	272,905	249,940	214,216	230,173
Units purchased	3,813	5,360	25,849	24,849	1,027,679	1,446,040	35,964	35,661	46,389	55,239
Units transferred between Sub-Accounts	6,246	(10,692)	(1,655)	(31,588)	(162,064)	452,998	(12,975)	48,745	20,345	56,866
Units withdrawn, surrendered or canceled	(354)	(243)	(12,592)	(88,708)	(415,779)	(496,101)	(15,042)	(61,441)	(33,601)	(128,062)
End of Year	27,764	18,059	200,400	188,798	3,925,378	3,475,542	280,852	272,905	247,349	214,216
See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	SC7		SCB		TFS		FTI		TSF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$570	$657	$-	$-	$75,170	$53,828	$22,490	$9,405	$116,580	$205,121
Net realized gains (losses)	15,896	1,728	121,598	128,955	572,932	62,922	217,313	77,962	381,998	2,102,731
Change in unrealized gains (losses)	(9,148)	9,559	(141,094)	106,450	(112,475)	628,059	(79,664)	78,590	(298,499)	(321,424)
Increase (Decrease) in net assets from operations	7,318	11,944	(19,496)	235,405	535,627	744,809	160,139	165,957	200,079	1,986,428

Contract Owner Transactions:
Purchase payments received	78,687	57,229	132,928	351,092	717,828	612,101	140,421	207,735	749,075	1,476,276
Net transfers between Sub-Accounts	(83,413)	14,447	2,375	(557,259)	48,912	(36,254)	68,672	(154,461)	415,935	(7,850,442)
Withdrawals and surrenders	(1,817)	-	(323,761)	(1,041,249)	(1,705,165)	-	(440,383)	(6,483)	(29,426)	-
Mortality and expense risk, cost of insurance and contract charges	(6,172)	(5,889)	(21,689)	(34,890)	(83,674)	(125,135)	(29,602)	(23,689)	(137,129)	(223,208)
Increase (Decrease) in net assets from contract owner transactions	(12,715)	65,787)	(210,147	(1,282,306)	(1,022,099	450,712	(260,892)	23,102	998,455	(6,597,374)
Increase (Decrease) in net assets	(5,397)	77,731	(229,643)	(1,046,901)	(486,472	1,195,521	(100,753)	189,059	1,198,534	(4,610,946)

Net Assets:
Beginning of year	114,443	36,712	1,039,397	2,086,298	4,466,185	3,270,664	977,901	788,842	7,354,362	11,965,308
End of year	$109,046	$114,443	$809,754	$1,039,397	$3,979,713	$4,466,185	$877,148	$977,901	$8,552,896	$7,354,362

Unit Activity from Participant Transactions:
Beginning of Year	6,647	2,448	54,552	124,420	285,327	254,286	44,466	43,562	327,236	650,615
Units purchased	4,463	3,638	6,758	19,881	44,540	43,491	6,200	10,620	33,326	72,589
Units transferred between Sub-Accounts	(4,582)	936	156	(32,160)	2,970	(3,482)	3,099	(8,202)	17,669	(384,647)
Units withdrawn, surrendered or canceled	(451)	(375)	(17,801)	(57,589)	(113,256)	(8,968)	(19,219)	(1,514)	(7,142)	(11,321)
End of Year	6,077	6,647	43,665	54,552	219,581	285,327	34,546	44,466	371,089	327,236

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	FTG		TBC		REI		RNA		VMG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$2,044	$1,584	$5,034	$1,046	$504,568	$356,850	$-	$47	$-	$-
Net realized gains (losses)	15,892	40,511	47,483	5,510	3,780,556	1,553,153	15,716	1,802	1,550,745	9,409
Change in unrealized gains (losses)	(15,541)	(4,567)	41,103	23,714	(3,069,334)	2,116,328	(3,396)	4,290	44,520	1,022,826
Increase (Decrease) in net assets from operations	2,395	37,528	93,620	30,270	1,215,790	4,026,331	12,320	6,139	1,595,265	1,032,235

Contract Owner Transactions:
Purchase payments received	7,993	26,999	548,370	283,731	2,475,392	8,131,293	3,294	5,542	60,873	2,639,687
Net transfers between Sub-Accounts	(240)	(95,354)	(41,010)	50,629	(3,307,549)	1,614,514	(7,216)	20,506	(3,234,762)	4,845,625
Withdrawals and surrenders	(66,148)	(246,900)	-	-	(623,065)	(771,796)	-	-	(131,812)	-
Mortality and expense risk, cost of insurance and contract charges	(8,350)	(8,787)	(38,204)	(14,496)	(301,687)	(190,037)	(3,598)	(3,057)	(129,419)	(46,073)
Increase (Decrease) in net assets from contract owner transactions	(66,745)	(324,042)	469,156	319,864	(1,756,909)	8,783,974	(7,520)	22,991	(3,435,120)	7,439,239
Increase (Decrease) in net assets	(64,350)	(286,514)	562,776	350,134	(541,119)	12,810,305	4,800	29,130	(1,839,855)	8,471,474

Net Assets:
Beginning of year	147,353	433,867	629,722	279,588	27,046,640	14,236,335	101,778	72,648	8,556,786	85,312
End of year	$83,003	$147,353	$1,192,498	$629,722	$26,505,521	$27,046,640	$106,578	$101,778	$6,716,931	$8,556,786

Unit Activity from Participant Transactions:
Beginning of Year	6,820	24,456	50,108	24,398	1,485,420	930,172	9,247	7,084	577,966	6,297
Units purchased	357	1,417	39,070	22,758	129,740	508,415	271	517	3,375	201,033
Units transferred between Sub-Accounts	-	(5,192)	(2,211)	4,185	(156,534)	103,166	(707)	1,941	(196,395)	373,944
Units withdrawn, surrendered or canceled	(3,423)	(13,861)	(2,803)	(1,233)	(48,937)	(56,333)	(301)	(295)	(15,084)	(3,308)
End of Year	3,754	6,820	84,164	50,108	1,409,689	1,485,420	8,510	9,247	369,862	577,966

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	VCP		VGI		USC(1)
	Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$8,450	$3,310	$10,504	$262	$-	$-
Net realized gains (losses)	11,358	13,551	48,343	1,354	10,530	-
Change in unrealized gains (losses)	(36,175)	24,903	(43,018)	40,608	7,013	-
Increase (Decrease) in net assets from operations	(16,367)	41,764	15,829	42,224	17,543	-

Contract Owner Transactions:
Purchase payments received	224,589	224,568	5,408	4,817	-	-
Net transfers between Sub-Accounts	-	218,138	134,212	344,300	540,979	-
Withdrawals and surrenders	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(14,833)	(12,144)	(11,297)	(3,500)	(24,811))	-
Increase (Decrease) in net assets from contract owner transactions	209,756	430,562	128,323	345,617	516,168	-
Increase (Decrease) in net assets	193,389	472,326	144,152	387,841	533,711	-

Net Assets:
Beginning of year	473,674	1,348	408,176	20,335	-	-
End of year	$667,063	$473,674	$552,328	$408,176	$533,711	$-

Unit Activity from Participant Transactions:
Beginning of Year	34,255	114	28,210	1,633	-	-
Units purchased	16,035	16,757	362	372	-	-
Units transferred between Sub-Accounts	-	18,343	9,315	26,465	50,962	-
Units withdrawn, surrendered or canceled	(1,044)	(959)	(754)	(260)	(2,214)	-
End of Year	49,246	34,255	37,133	28,210	48,748	-

(1) For the period of February 23, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account G (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

There are three universal life insurance products in the Variable Accounts as follows: Sun Life Corporate VUL, FuturitySM Corporate VUL and Sun Life Large Case VUL.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of one of the following mutual funds:

AIM V.I. Basic Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. Dynamics Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Small Company Growth Fund, AIM V.I. International Growth Fund, Alger American MidCap Growth Portfolio, AllianceBernstein VP Global Technology Fund, AllianceBernstein VP Growth and Income Fund, AllianceBernstein VP International Growth Portfolio, AllianceBernstein VP Small Cap Growth Portfolio, AllianceBernstein VPS International Value Portolio, Delaware VIP Growth Opportunities Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series (SC), Dreyfus Emerging Leaders Portfolio, Dreyfus MidCap Stock Portfolio, Dreyfus VIF Appreciation Portfolio, Dreyfus VIF Developing Leaders Portfolio, Dreyfus VIF Growth and Income Portfolio, Dreyfus VIF Quality Bond Portfolio, Dreyfus Stock Index Fund, DWS Dreman High Return Equity VIP (Class A), DWS Small Cap Index VIP (Class A), DWS Small Cap Index VIP (Class B), DWS Dreman Small Cap Value VIP (Class A), Fidelity VIP Asset Manager: Growth Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Contrafund Portfolio SC 2, Fidelity VIP Equity Income Portfolio, Fidelity VIP Growth & Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Growth Portfolio SC 2, Fidelity VIP High Income Portfolio, Fidelity VIP Index 500 Portfolio, Fidelity VIP Investment Grade Bond Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Money Market Portfolio, Fidelity VIP Money Market Portfolio SC, Fidelity VIP Overseas Portfolio, Fidelity VIP Overseas Portfolio SC 2, Franklin Global Real Estate Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, GSAM VIT Structured U.S. Equity Fund, GSAM VIT Capital Growth Fund, Janus Aspen Series Mid Cap Value Portfolio, J.P. Morgan Bond Portfolio, J.P. Morgan Small Company Portfolio, J.P. Morgan U.S. Large Cap Core Equity Portfolio, Lord Abbett Series Fund Growth & Income Portfolio, Lord Abbett Series Fund International Portfolio, Lord Abbett Series Fund Mid Cap Value Portfolio, Mercury Value Opportunities V.I. Fund, MFS/Sun Life Bond Series SC, MFS/Sun Life Capial Opportunities Series SC, MFS/Sun Life Capital Appreciation Series, MFS/Sun Life Capital Appreciation Series SC, MFS/Sun Life Core Equity series SC, MFS/Sun Life Emerging Growth Series, MFS/Sun Life Emerging Growth Series SC, MFS/Sun Life Global Growth Series, MFS/Sun Life Government Securities Series, MFS/Sun Life Government Securities Series SC, MFS/Sun Life High Yield Series SC, MFS/Sun Life International Growth SC, MFS/Sun Life International Growth Series, MFS/Sun Life Massachusetts Investors Growth Stock Series, MFS/Sun Life Massachusetts Investors Growth Stock Series SC, MFS/Sun Life Massachusetts Investors Trust Series, MFS/Sun Life Massachusetts Investors Trust Series SC, MFS/Sun Life Money Market Series, , MFS/Sun Life New Discovery Series, MFS/Sun Life New Discovery Series SC, MFS/Sun Life Research International Series, MFS/Sun Life Research Series, MFS/Sun Life Research Series SC, MFS/Sun Life Strategic Growth Series, MFS/Sun Life Strategic Income Series SC, MFS/Sun Life Total Return Series, MFS/Sun Life Total Return Series SC, MFS/Sun Life Utilities Series, MFS/Sun Life Utilities Series SC, MFS/Sun Life Value Series, MFS/Sun Life Value Series SC, MFS/Sun Life Mid Cap Growth Series SC, Mutual Shares Securities Fund, Neuberger Berman AMT Limited Maturity Bond Portfolio, Neuberger Berman AMT Mid-Cap Growth Portfolio, Neuberger Berman AMT Partners Portfolio, Neuberger Berman AMT Regency Portfolio, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Small Cap Fund®/VA, PIMCO VIT Emerging Markets Bond Portfolio, PIMCO VIT High Yield Portfolio, PIMCO VIT Low Duration Portfolio, PIMCO VIT Real Return Portfolio, PIMCO VIT Total Return Portfolio, Royce Capital Fund - Small Cap Portfolio, Rydex VT Nova Fund, Rydex VT OTC Fund®, Sun CapitalSM All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun CapitalSM Money Market Fund, Sun Capital Real Estate Fund, SCSM Blue Chip Mid Cap Fund, SCSM Davis Venture Value Fund, SCSM Oppenheimer Main Street Small Cap Fund, Templeton Foreign Securities Fund (Class 1), Templeton Foreign Securities Fund (Class 2), Templeton Growth Securities Fund (Class 1), Templeton Growth Securities Fund (Class 2), T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price New America Growth Portfolio, Van Kampen UIF Mid Cap Growth Portfolio, Van Kampen LIT Comstock Portfolio, Van Kampen LIT Growth and Income Portfolio, Wagner U.S Smaller Companies.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements

(1) Organization - continued

Massachusetts Financial Services Company, an affiliate of the Sponsor, is the investment adviser to MFS/Sun Life Series Trust.  Sun Capital Advisers, Inc., an affiliate of the Sponsor, is the investment adviser to Sun Capital Advisers Trust.

The Variable Account exists in accordance with the regulations of the Delaware Insurance Department.  Under applicable insurance laws, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of investment income and realized and unrealized gains or losses.  Actual results could differ from those estimates.

Investment Valuations
Investments in shares of an investment portfolio of the Funds are recorded at their net asset value.  The Funds value their investment securities at fair value.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of shares of the Funds are computed on the basis of the identified cost of the investment sold.  Dividend income and realized gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately.  The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code.  Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not currently subject to tax by the contract owner.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions

Sales Load Charges – Charges are deducted from the premium before being allocated by Sub-Account.  For the Sun Life Corporate VUL and FuturitySM Corporate VUL products, the expense charges consist of premium tax, federal Deferred Acquisition Cost ("DAC") tax and the sales load.  The premium tax ranges from 2% to 4% of the premium in most states (Kentucky charges 7%).  The DAC tax charge is 1.25% of the premium. The sales load is 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium.  For the Sun Life Large Case VUL product, the expense charges consist of only premium expense load.  The premium expense load ranges from 0% to 9% of the premium up to target premium and from 0% to 3.25% of the premium in excess of the target premium.

Mortality and Expense Risk Charges – A mortality and expense risk charge based on the contract value is deducted from Sub-Account, through a reduction of units, for the mortality and expense risk assumed by the Sponsor. Daily deductions are made from each Sub-Account at an effective annual rate ranging from 0.15% to 0.60% for policy years 1 through 10, 0.10% to 0.25% for policy years 11 through 20, and 0.10% to 0.20% for policy years 21 and beyond.

Cost of Insurance – A monthly cost of insurance is deducted from each Sub-Account to cover anticipated costs of providing insurance coverage through a reduction of units. This charge is based on the length of time a policy has been in force and other factors, including age, sex and rating class of each insured and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary smoker and non-smoker mortality tables.

Other Contract Charges – A monthly administration charge is deducted from the value of each contract at the beginning of each month, through the reduction of units, to cover certain administration expenses. For the Sun Life Corporate VUL Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter. For the Sun Life Large Case VUL products, a monthly charge is $5.00 per policy for each policy month. The Sun Life Large Case VUL products also charges a deferred expense load applied to premium. The maximum charge will not exceed 0.50% of premium.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from 0.50% to 0.90% and 0.50% to 0.95% of average net assets value, respectively.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(4) Investment Purchases and Sales

The following table shows the aggregate cost of fund shares purchased and proceeds from the sales of fund shares for each Sub-Account for the year ended December 31, 2006:

	Purchases	Sales

AIM V.I. Basic Value Fund Sub-Account (AI6)	$22,879	$5,251
AIM V.I. Capital Appreciation Fund Sub-Account (AI1)	534	44,571
AIM V.I. Core Equity Fund Sub-Account (AI3)	8,832	20,630
AIM V.I. Dynamics Fund Sub-Account (IV1)	17,301	671
AIM V.I. Mid Cap Core Equity Fund Sub-Account (A22)	210,496	331,312
AIM V.I. Small Cap Equity Fund Sub-Account (ASC)	225,815	143,138
AIM V.I. Small Company Growth Fund Sub-Account (IV2)	68,892	216,856
AIM V.I. International Growth Fund Sub-Account (AI4)	554,164	21,282
Alger American MidCap Growth Portfolio Sub-Account (AL4)	1,650,555	191,028
AllianceBernstein VP Global Technology Fund Sub-Account (AN2)	17,973	10,522
AllianceBernstein VP Growth and Income Fund Sub-Account (AN3)	95,517	447,766
AllianceBernstein VP International Growth Portfolio Sub-Account (AN4)	1,017,256	344,595
AllianceBernstein VP Small Cap Growth Portfolio Sub-Account (AN5)	112,150	22,261
AllianceBernstein VPS International Value Portolio Sub-Account (IVP)	15,044,033	2,784,400
Delaware VIP Growth Opportunities Series Sub-Account (DGO)	95,781	60,679
Delaware VIP REIT Series Sub-Account (DRS)	629,520	785,191
Delaware VIP Small Cap Value Series Sub-Account (DSV)	1,223,001	621,285
Delaware VIP Trend Series: SC Sub-Account (DTS)	59,894	20,560
Dreyfus Emerging Leaders Portfolio Sub-Account (DEL)	64,225	339,491
Dreyfus MidCap Stock Portfolio Sub-Account (DMC)	53,554	20,153
Dreyfus VIF Appreciation Portfolio Sub-Account (DCA)	417,213	23,801
Dreyfus VIF Developing Leaders Portfolio Sub-Account (DSC)	421,327	2,156,967
Dreyfus VIF Growth and Income Portfolio Sub-Account (DGI)	3,992	4,715
Dreyfus VIF Quality Bond Portfolio Sub-Account (DQB)	612,613	944,324
Dreyfus Stock Index Fund Sub-Account (DSI)	23,653,877	12,137,511
DWS Dreman High Return Equity VIP: Class A Sub-Account (SHR)	175,868	72,529
DWS Small Cap Index VIP: Class A Sub-Account (SSI)	1,940,388	178,810
DWS Small Cap Index VIP: Class B Sub-Account (SSC)	531,328	393,334
DWS Dreman Small Cap Value VIP: Class A Sub-Account (SCV)	310,893	3,032
Fidelity VIP Asset Manager: Growth Portfolio Sub-Account (AMG)	2,601	2,969
Fidelity VIP Contrafund ® Portfolio Sub-Account (FCN)	13,147,930	6,012,508
Fidelity VIP Contrafund ® Portfolio SC 2 Sub-Account (FL1)	1,361,824	689,581
Fidelity VIP Equity Income Portfolio Sub-Account (FEI)	317,492	59,449
Fidelity VIP Equity Income Portfolio Sub-Account (FE2)	504,572	8,843
Fidelity VIP Growth & Income Portfolio Sub-Account (FVG)	43,380	18,718
Fidelity VIP Growth Portfolio Sub-Account (FGP)	76,556	46,962
Fidelity VIP Growth Portfolio SC 2 Sub-Account (FL3)	253,670	555,146
Fidelity VIP High Income Portfolio Sub-Account (FHI)	3,354,774	2,719,200
Fidelity VIP Index 500 Portfolio Sub-Account (FIP)	1,365	683
Fidelity VIP Investment Grade Bond Portfolio Sub-Account (FIG)	12,105,970	393,136
Fidelity VIP Mid Cap Portfolio Sub-Account (FMC)	136,919	21,182
Fidelity VIP Money Market Portfolio Sub-Account (FMM)	8,198	-
Fidelity VIP Money Market Portfolio SC Sub-Account (FL5)	49,180,131	53,382,611
Fidelity VIP Overseas Portfolio Sub-Account (FOF)	180,237	2,763
Fidelity VIP Overseas Portfolio SC 2 Sub-Account (FL2)	282,665	89,430
Franklin Global Real Estate Securities Fund Sub-Account (FRE)	201,885	328,002
Franklin Small-Mid Cap Growth Securities Fund Sub-Account (FSC)	244,436	635,427
GSAM VIT Structured U.S. Equity Fund Sub-Account (GS3)	50,555	9,181
GSAM VIT Capital Growth Fund Sub-Account (GS7)	52,501	29,939
Janus Aspen Series Mid Cap Value Portfolio Sub-Account (MVP)	3,666,065	1,183,921
J.P. Morgan Bond Portfolio Sub-Account (JBP)	1,215,389	464,539
J.P. Morgan Small Company Portfolio Sub-Account (JP3)	66,342	127,727

Sun Life of Canada Sub-Account (U.S.) Variable Account G
Notes to Financial Statements – continued

(4) Investment Purchases and Sales - continued

	Purchases	Sales

J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account (JP1)	$1,863	$2,457
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account (LA1)	1,125,178	1,342,101
Lord Abbett Series Fund International Portfolio Sub-Account (LA3)	217,536	144,233
Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account (LA2)	2,637,282	1,038,775
Mercury Value Opportunities V.I. Fund Sub-Account (MLV)	1,002,407	377,978
MFS/Sun Life Bond Series SC Sub-Account (MF7)	77,449	80,450
MFS/Sun Life Capial Opportunities Series SC Sub-Account (CO1)	477	183,070
MFS/Sun Life Capital Appreciation Series Sub-Account (MF1)	1,022	2,861
MFS/Sun Life Capital Appreciation Series SC Sub-Account (MFD)	973	411
MFS/Sun Life Core Equity Series SC Sub-Account (RG1)	143,448	1,969
MFS/Sun Life Emerging Growth Series Sub-Account (MF2)	17,198	66,018
MFS/Sun Life Emerging Growth Series SC Sub-Account (MFF)	59,950	87,585
MFS/Sun Life Global Growth Series Sub-Account (GGR)	53,442	60,570
MFS/Sun Life Government Securities Series Sub-Account (MF6)	893,611	11,608,254
MFS/Sun Life Government Securities Series SC Sub-Account (MFK)	45,783	50,152
MFS/Sun Life High Yield Series SC Sub-Account (MFC)	14,420	19,091
MFS/Sun Life International Growth Series SC Sub-Account (IG1)	389,549	329,214
MFS/Sun Life International Growth Series Sub-Account (IGS)	8,302,088	2,540,748
MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account (M11)	17,850	20,266
MFS/Sun Life Massachusetts Investors Growth Stock Series SC Sub-Account (M1B)	935,294	104,669
MFS/Sun Life Massachusetts Investors Trust Series Sub-Account (MF9)	1,092	511,180
MFS/Sun Life Massachusetts Investors Trust Series SC Sub-Account (MFL)	169,198	100,173
MFS/Sun Life Money Market Series Sub-Account (MMS)	34,814,496	4,181,962
MFS/Sun Life New Discovery Series Sub-Account (M10)	86,985	62,456
MFS/Sun Life New Discovery Series SC Sub-Account (M1A)	95,293	392,918
MFS/Sun Life Research International Series Sub-Account (RIS)	3,169,321	1,246,000
MFS/Sun Life Research Series Sub-Account (RES)	850	20,591
MFS/Sun Life Research Series SC Sub-Account (RE1)	3,531	221,468
MFS/Sun Life Strategic Growth Series Sub-Account (SG1)	-	1,039,052
MFS/Sun Life Strategic Income SC Sub-Account (SI1)	84,868	6,059
MFS/Sun Life Total Return Series Sub-Account (TRS)	1,960,483	1,020,796
MFS/Sun Life Total Return Series SC Sub-Account (MFJ)	1,316,421	352,884
MFS/Sun Life Utilities Series Sub-Account (MF5)	554,074	314,234
MFS/Sun Life Utilities Series SC Sub-Account (MFE)	262,143	7,975
MFS/Sun Life Value Series Sub-Account (EIS)	253,901	65,967
MFS/Sun Life Value Series SC Sub-Account (MV1)	306,990	21,565
MFS/Sun Life Mid Cap Growth Series SC Sub-Account (MC1)	-	105,117
Mutual Shares Securities Fund Sub-Account (FSS)	129,780	72,123
Neuberger Berman AMT Limited Maturity Bond Portfolio Sub-Account (NLM)	157,883	252,139
Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account (NMC)	26,703	5,844,144
Neuberger Berman AMT Partners Portfolio Sub-Account (NPP)	4,947	1,607
Neuberger Berman AMT Regency Portfolio Sub-Account (NAR)	910,750	561,819
Oppenheimer Capital Appreciation Fund/VA Sub-Account (OCF)	4,331,969	7,103,373
Oppenheimer Global Securities Fund/VA Sub-Account (OGS)	2,826,275	203,246
Oppenheimer Main Street Small Cap Fund®/VA Sub-Account (OSC)	932,009	275,145
PIMCO VIT Emerging Markets Bond Portfolio Sub-Account (PMB)	5,834	1,309
PIMCO VIT High Yield Portfolio Sub-Account (PHY)	2,665,348	4,655,245
PIMCO VIT Low Duration Portfolio Sub-Account (PLD)	249,772	151,862
PIMCO VIT Real Return Portfolio Sub-Account (PRR)	9,340,344	1,847,983
PIMCO VIT Total Return Portfolio Sub-Account (PTR)	28,384,477	15,567,825
Royce Capital Fund - Small Cap Portfolio Sub-Account (SCP)	1,395,337	197,892

Sun Life of Canada Sub-Account (U.S.) Variable Account G
Notes to Financial Statements – continued

(4) Investment Purchases and Sales - continued

	Purchases	Sales

Rydex VT Nova Fund Sub-Account (RX1)	$26,286	$1,048
Rydex VT OTC Fund Sub-Account (RX2)	73	70
Sun CapitalSM All Cap Fund Sub-Account (SCM)	214,796	19,791
Sun Capital Investment Grade Bond Fund ® Sub-Account (SC2)	636,726	309,641
Sun CapitalSM Money Market Fund Sub-Account (SC1)	14,681,207	7,591,968
Sun Capital Real Estate Fund ® Sub-Account (SC3)	4,920,463	2,911,623
SCSM Blue Chip Mid Cap Fund Sub-Account (SC5)	3,403,937	1,448,392
SCSM Davis Venture Value Fund Sub-Account (SC7)	79,175	91,319
SCSM Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	289,955	368,955
Templeton Foreign Securities Fund: Class 1 Sub-Account (TFS)	941,704	1,732,984
Templeton Foreign Securities Fund: Class 2 Sub-Account (FTI)	388,673	575,777
Templeton Growth Securities Fund: Class 1 Sub-Account (TSF)	1,746,241	303,067
Templeton Growth Securities Fund: Class 2 Sub-Account (FTG)	15,205	73,385
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	762,399	288,210
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	13,832,784	13,434,705
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	38,512	35,560
Van Kampen UIF Mid Cap Growth Portfolio Sub-Account (VMG)	2,930,603	6,005,488
Van Kampen LIT Comstock Portfolio Sub-Account (VCP)	242,505	13,888
Van Kampen LIT Growth and Income Portfolio Sub-Account (VGI)	431,511	268,124
Wanger U.S. Smaller Companies (USC)	871,905	352,502
Total	$292,527,882	$189,422,060

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
AI6	December 31, 2007	2,932	$13.1185	$38	0.68%	1.54%
	December 31, 2006	1,821	12.9191	24	0.42	0.13
	December 31, 2005	915	11.4122	10	0.00	0.06

AI1	December 31, 2007	212,397	12.8856	2,737	-	12.01
	December 31, 2006	215,990	11.5036	2,485	0.07	6.30
	December 31, 2005	189,249	10.8218	2,048	0.06	8.84
	December 31, 2004	174,503	9.9433	1,735	-	6.63
	December 31, 2003	146,985	9.3254	1,371	-	29.52

AI3	December 31, 2007	2,288	17.4338	41	1.13	8.12
	December 31, 2006	3,033	16.1250	50	0.56	16.70
	December 31, 2005	818	13.8173	11	1.60	5.31
	December 31, 2004	617	13.1203	8	1.30	8.97
	December 31, 2003	353	12.0405	4	1.40	24.42

IV1(3)	December 31, 2007	860	20.15	17	-	12.19

A22	December 31, 2007	14,365	14.2192	204	0.30	9.55
	December 31, 2006	25,427	12.9798	330	0.70	11.24
	December 31, 2005	59,376	11.6681	693	0.52	7.62

ASC(4)	December 31, 2007	8,322	9.98	83	0.05	(0.20)

IV2	December 31, 2007	-	-	-	-	-
	December 31, 2006	10,541	16.07	169	-	14.13
	December 31, 2005	78,833	14.08	1,110	-	5.19
	December 31, 2004	43,896	13.3883	588	-	13.90
	December 31, 2003	17,990	11.7600	212	-	33.43

AI4	December 31, 2007	54,765	24.6047	1,348	0.49	14.72
	December 31, 2006	31,874	21.4477	684	1.17	28.23
	December 31, 2005	24,516	16.7255	410	0.87	17.93
	December 31, 2004	13,682	14.1829	194	0.83	24.00
	December 31, 2003	5,825	11.4374	67	1.55	29.06

AL4	December 31, 2007	105,767	17.1679	1,816	-	31.56
	December 31, 2006	17,936	13.0498	234	-	10.14
	December 31, 2005	61	11.8482	1	-	18.48

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on April 15, 2007.
(4) Commenced on May 4, 2007.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
AN2	December 31, 2007	1,794	$16.2610	$29	0.00%	19.89%
	December 31, 2006	1,270	13.5628	17	-	8.38
	December 31, 2005	1,935	12.5140	24	-	3.65
	December 31, 2004	1,986	12.0736	24	-	5.09
	December 31, 2003	370	11.4892	4	-	43.79

AN3	December 31, 2007	8,911	16.2818	145	1.30	4.86
	December 31, 2006	32,609	15.5272	506	1.29	16.98
	December 31, 2005	46,915	13.2730	623	1.29	4.60
	December 31, 2004	30,073	12.6898	382	0.75	11.22
	December 31, 2003	4,511	11.4095	52	0.90	32.18

AN4	December 31, 2007	56,357	34.1062	1,922	1.36	17.78
	December 31, 2006	54,460	28.9576	1,577	0.66	26.70
	December 31, 2005	38,455	22.8557	879	0.36	20.55
	December 31, 2004	15,219	18.9594	289	0.18	23.97
	December 31, 2003	8	15.2932	-	-	52.93

AN5	December 31, 2007	8,114	19.4494	158	-	13.70
	December 31, 2006	3,187	17.1063	55	-	10.50

IVP	December 31, 2007	1,459,441	13.6743	19,957	1.25	5.84
	December 31, 2006	613,578	12.9197	7,927	0.14	29.20

DGO	December 31, 2007	5,948	15.2571	91	-	12.96
	December 31, 2006	4,250	13.5072	57	-	6.36
	December 31, 2005	6,474	12.7000	82	-	11.40

DRS	December 31, 2007	20,548	16.4247	337	1.46	(13.94)
	December 31, 2006	38,838	19.0849	741	0.77	32.63
	December 31, 2005	19,485	14.3899	280	-	7.17

DSV	December 31, 2007	138,008	14.2990	1,973	0.48	(6.62)
	December 31, 2006	105,531	15.3127	1,616	0.24	16.19
	December 31, 2005	26,821	13.1793	353	-	9.42

DTS	December 31, 2007	12,237	13.5295	166	-	10.75
	December 31, 2006	9,079	12.2164	111	-	7.59
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
DEL	December 31, 2007	-	$-	$-	0.00%	0.00%
	December 31, 2006	25,785	12.8359	331	-	8.24

DMC	December 31, 2007	4,038	12.5859	51	0.23	1.50
	December 31, 2006	1,803	12.4002	22	0.36	7.75
	December 31, 2005	1,562	11.5084	18	-	15.08

DCA	December 31, 2007	28,995	15.3285	444	0.19	7.13
	December 31, 2006	1,708	14.3079	24	1.54	16.48
	December 31, 2005	1,535	12.2839	19	0.04	4.38
	December 31, 2004	24,514	11.7687	289	2.78	5.05
	December 31, 2003	45,304	11.2034	501	0.02	21.17

DSC	December 31, 2007	202,961	12.9962	2,637	0.64	(11.06)
	December 31, 2006	348,103	14.6122	5,086	0.42	3.77
	December 31, 2005	476,208	14.0812	6,705	-	5.80
	December 31, 2004	352,886	13.3093	4,696	0.00	0.11
	December 31, 2003	291,499	11.9537	3,484	0.02	31.69

DGI	December 31, 2007	1,186	13.6048	16	0.76	8.45
	December 31, 2006	1,315	12.5453	16	0.54	14.23
	December 31, 2005	1,188	10.9822	13	1.36	3.35
	December 31, 2004	1,094	10.6260	12	1.29	7.47
	December 31, 2003	953	9.8876	9	0.11	26.57

DQB	December 31, 2007	417,322	15.7163	6,557	4.81	3.54
	December 31, 2006	459,173	15.1787	6,968	4.59	4.23
	December 31, 2005	422,644	14.5623	6,153	3.62	2.48
	December 31, 2004	395,218	14.2101	5,614	4.06	3.37
	December 31, 2003	416,146	13.7471	5,722	3.92	4.94

DSI	December 31, 2007	5,698,584	12.2060	69,547	1.75	5.26
	December 31, 2006	4,860,856	11.5965	56,379	1.80	15.50
	December 31, 2005	3,603,696	10.0405	36,191	1.71	4.69
	December 31, 2004	2,152,440	9.5906	20,651	1.86	10.64
	December 31, 2003	1,994,466	8.6683	17,288	1.54	28.36

SHR(3)	December 31, 2007	6,772	14.1148	96	1.24	(1.86)

SSI	December 31, 2007	259,084	13.9182	3,606	0.86	(1.90)
	December 31, 2006	155,599	14.1875	2,208	0.58	17.49
	December 31, 2005	126,501	12.0754	1,528	0.83	4.26

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on February 26, 2007.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
SSC	December 31, 2007	101,087	$19.2954	$1,944	0.59%	-2.16%
	December 31, 2006	101,506	19.7211	2,002	0.40	17.19
	December 31, 2005	81,411	16.8283	1,370	0.37	3.99
	December 31, 2004	46,571	16.1824	754	0.12	17.48
	December 31, 2003	7,000	13.7747	96	-	37.75

SCV	December 31, 2007	26,622	14.9024	397	0.80	3.06
	December 31, 2006	7,466	14.4603	108	0.54	25.06
	December 31, 2005	488	11.5625	6	-	15.63

AMG	December 31, 2007	2,908	14.1857	35	-	18.97
	December 31, 2006	2,940	11.9241	31	-	6.99
	December 31, 2005	1,848	11.1454	17	-	3.89
	December 31, 2004	21,978	10.7281	236	1.65	5.98
	December 31, 2003	14,671	10.1225	149	2.16	23.34

FCN	December 31, 2007	483,601	30.1521	14,581	0.92	17.59
	December 31, 2006	338,660	25.6413	8,684	1.39	11.72
	December 31, 2005	126,315	22.9521	2,899	0.24	16.94
	December 31, 2004	83,724	19.6278	1,643	0.21	15.48
	December 31, 2003	42,586	16.9973	724	0.38	28.46

FL1	December 31, 2007	125,764	21.8671	2,737	0.74	17.30
	December 31, 2006	125,144	18.6416	2,333	1.06	11.43
	December 31, 2005	308,911	16.7292	5,168	0.09	16.65
	December 31, 2004	189,838	14.3418	2,723	0.09	15.16
	December 31, 2003	48,020	12.4539	598	0.11	28.20

FEI	December 31, 2007	145,662	20.8160	3,032	1.83	1.53
	December 31, 2006	148,177	20.5021	3,038	2.73	20.19
	December 31, 2005	600,228	17.0576	10,239	1.38	5.87
	December 31, 2004	1,056,327	16.1126	17,020	1.48	11.53
	December 31, 2003	912,163	14.4470	13,178	1.49	30.33

FE2(3)	December 31, 2007	42,111	10.8075	455	4.29	8.07

FVG	December 31, 2007	5,485	14.3499	79	1.68	12.12
	December 31, 2006	3,910	12.7981	50	1.07	13.18
	December 31, 2005	2,234	11.3080	25	-	7.63

FGP	December 31, 2007	13,398	19.8222	266	0.78	26.96
	December 31, 2006	11,815	15.6124	185	0.55	6.85
	December 31, 2005	204,148	14.6115	2,983	0.48	5.80
	December 31, 2004	177,274	13.8107	2,448	0.25	3.38
	December 31, 2003	155,827	13.3594	2,082	0.24	32.85

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on August 1, 2007.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

						Investment
			Net Assets			Income as a
		Units	Unit			% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)		Net Assets(1)	Return(2)
FL3	December 31, 2007	57,043	$15.8941	$891		0.37%	26.66%
	December 31, 2006	76,148	12.5487	956		0.17	6.57
	December 31, 2005	205,186	11.7748	2,416		0.22	5.50
	December 31, 2004	133,887	11.1607	1,494		0.06	3.12
	December 31, 2003	45,436	10.8228	492		0.03	32.54

FHI	December 31, 2007	76,674	12.7567	978		6.94	2.79
	December 31, 2006	30,176	12.4110	375		7.80	11.24
	December 31, 2005	34,527	11.1573	385		15.17	2.70
	December 31, 2004	26,937	10.8638	293		7.07	9.59
	December 31, 2003	20,702	9.9129	205		6.40	27.26

FIP	December 31, 2007	1,858	20.1183	38		3.59	5.44
	December 31, 2006	1,892	19.0805	37		2.39	15.73
	December 31, 2005	3,432	16.4872	57		1.74	4.82
	December 31, 2004	3,516	15.7286	56		1.39	10.61
	December 31, 2003	1,378	14.2193	20		9.28	28.41

FIG	December 31, 2007	1,057,995	17.1509	18,146		2.92	4.35
	December 31, 2006	381,208	16.4364	6,266		3.12	4.35
	December 31, 2005	270,915	15.7514	4,267		-	2.19

FMC(3)	December 31, 2007	10,016	12.4047	124		0.59	24.05

FMM	December 31, 2007	10,000	15.3298	154	(4)	5.33	5.22
	December 31, 2006	10,000	14.5693	146	(4)	4.65	4.88
	December 31, 2005	10,000	13.8910	139	(4)	2.94	3.04
	December 31, 2004	10,000	13.4818	135	(4)	15.79	1.21
	December 31, 2003	10,000	13.3206	133	(4)	2.44	1.00

FL5	December 31, 2007	3,578,472	11.4278	40,873		4.81	5.11
	December 31, 2006	4,147,381	10.8723	45,076		3.79	4.77
	December 31, 2005	500,774	10.3773	5,197		2.76	2.93
	December 31, 2004	2,242	10.0824	23		2.39	0.82

FOF	December 31, 2007	10,433	18.4020	192		3.54	17.31
	December 31, 2006	280	15.6864	4		-	18.08

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on February 26, 2007.
(4) This amount represents the total of the Fidelity VIP Money Market Portfolio Net Assets Applicable to Contract Owners and the Net Assets Applicable to the Sponsor.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
FL2	December 31, 2007	49,399	$23.3050	$1,152	2.92%	17.05%
	December 31, 2006	44,665	19.9098	890	0.60	17.77
	December 31, 2005	141,542	16.9053	2,393	0.52	18.78
	December 31, 2004	115,242	14.2322	1,640	0.65	13.31
	December 31, 2003	31,025	12.5601	390	0.26	43.04

FRE	December 31, 2007	26,332	10.9870	289	2.02	(20.65)
	December 31, 2006	37,207	13.8470	515	2.55	20.87
	December 31, 2005	19,099	11.4557	219	-	14.56

FSC	December 31, 2007	45,929	13.9989	643	-	11.51
	December 31, 2006	80,979	12.5544	1,017	-	8.95
	December 31, 2005	52,788	11.5226	608	-	5.09
	December 31, 2004	7,962	10.9649	87	-	9.65

GS3	December 31, 2007	10,710	15.1703	162	1.18	(1.63)
	December 31, 2006	9,016	15.4213	139	1.47	12.89
	December 31, 2005	5,797	13.6604	79	0.63	6.51
	December 31, 2004	5,987	12.8254	77	1.88	14.94
	December 31, 2003	53	11.1583	1	1.11	29.47

GS7	December 31, 2007	7,663	13.8892	106	0.21	10.13
	December 31, 2006	5,857	12.6115	74	0.09	8.56
	December 31, 2005	7,633	11.6171	89	0.16	2.94
	December 31, 2004	4,915	11.2851	55	1.34	12.85

MVP	December 31, 2007	282,357	12.0284	3,396	1.78	7.55
	December 31, 2006	90,251	11.1838	1,009	2.91	11.84

JBP	December 31, 2007	786,014	17.1186	13,453	6.94	1.33
	December 31, 2006	796,833	16.8943	13,459	3.87	4.14
	December 31, 2005	789,914	16.2227	12,812	3.18	2.81
	December 31, 2004	713,031	15.7792	11,249	3.43	4.29
	December 31, 2003	707,104	15.1300	10,699	2.83	3.72

JP3	December 31, 2007	33,061	18.4654	611	0.01	(5.67)
	December 31, 2006	37,663	19.5750	738	-	15.01
	December 31, 2005	37,694	17.0208	642	-	3.42
	December 31, 2004	30,363	16.4587	500	-	27.17
	December 31, 2003	30,306	12.9424	392	-	35.98

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
JP1	December 31, 2007	9,038	$14.8833	$135	1.08%	1.66%
	December 31, 2006	9,175	14.6402	134	0.97	16.57
	December 31, 2005	9,144	12.5588	115	1.10	1.35
	December 31, 2004	23,681	12.3915	293	1.58	9.49
	December 31, 2003	70,487	11.3177	798	0.72	28.14

LA1	December 31, 2007	175,710	17.2931	3,040	1.32	3.44
	December 31, 2006	204,334	16.7183	3,417	0.75	17.27
	December 31, 2005	522,122	14.2559	7,444	1.12	3.25
	December 31, 2004	319,388	13.8076	4,411	1.12	12.65
	December 31, 2003	128,258	12.2568	1,573	0.95	31.01

LA3	December 31, 2007	15,410	19.0939	294	0.86	4.73
	December 31, 2006	13,078	18.2315	238	0.56	29.08
	December 31, 2005	2,812	14.1247	40	-	26.63
	December 31, 2004	561	11.1543	6	0.14	20.71
	December 31, 2003	457	9.2409	4	2.01	41.25

LA2	December 31, 2007	296,991	17.8571	5,297	0.46	0.58
	December 31, 2006	249,898	17.7540	4,438	0.56	12.23
	December 31, 2005	206,568	15.8192	3,269	0.68	8.22
	December 31, 2004	80,667	14.6174	1,180	0.43	24.04
	December 31, 2003	38,062	11.7842	449	0.61	24.75

MLV	December 31, 2007	186,062	14.0801	2,620	0.30	(0.89)
	December 31, 2006	173,904	14.2072	2,471	0.30	12.82
	December 31, 2005	148,198	12.5931	1,866	0.56	10.38

MF7	December 31, 2007	16,775	11.8170	198	4.11	3.28
	December 31, 2006	17,634	11.4415	202	1.37	4.87
	December 31, 2005	16,412	10.9101	179	5.95	1.59
	December 31, 2004	15,113	10.7391	162	0.21	7.39

CO1	December 31, 2007	-	-	-	0.63	-
	December 31, 2006	12,204	13.6324	166	0.25	14.02
	December 31, 2005	12,888	11.9566	154	0.75	1.31
	December 31, 2004	14,286	11.8019	169	0.24	12.52
	December 31, 2003	1,596	10.4885	17	-	4.88

MF1	December 31, 2007	5,090	12.9206	66	0.19	11.14
	December 31, 2006	5,248	11.6257	61	0.30	6.37
	December 31, 2005	656,239	10.9294	7,172	0.57	0.92
	December 31, 2004	579,514	10.8301	6,276	0.06	11.02
	December 31, 2003	476,632	9.7600	4,650	-	28.71

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Unit	Unit		% of Average
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
MFD	December 31, 2007	145	$13.3655	$2	0.00%	10.93%
	December 31, 2006	98	12.0491	1	-	6.05
	December 31, 2005	97,961	11.3613	1,113	-	0.63
	December 31, 2004	60,888	11.2897	687	-	10.78
	December 31, 2003	22,075	10.1909	225	-	28.35

RG1(3)	December 31, 2007	14,150	9.9576	141	-	(0.42)

MF2	December 31, 2007	8,527	19.2116	164	-	21.25
	December 31, 2006	11,539	15.8451	183	-	8.02
	December 31, 2005	7,689	14.6685	113	-	9.14
	December 31, 2004	6,880	13.4404	92	-	13.24
	December 31, 2003	6,920	11.8688	82	-	31.49

MFF	December 31, 2007	11,835	17.0885	202	-	21.00
	December 31, 2006	14,086	14.1227	199	-	7.70
	December 31, 2005	9,627	13.1134	126	-	8.90
	December 31, 2004	70,196	12.0419	845	-	12.96
	December 31, 2003	63,948	10.6599	682	-	31.14

GGR	December 31, 2007	10,151	26.1084	265	1.75	13.27
	December 31, 2006	10,520	23.0491	243	0.47	17.37
	December 31, 2005	6,688	19.6372	131	0.69	10.03
	December 31, 2004	7,037	17.8466	126	0.38	15.61
	December 31, 2003	13,847	15.4368	214	0.50	35.44

MF6	December 31, 2007	198,912	17.9708	3,575	5.34	7.18
	December 31, 2006	844,369	16.7672	14,158	5.30	3.68
	December 31, 2005	984,125	16.1714	15,915	4.73	2.30
	December 31, 2004	579,747	15.8073	9,164	5.94	3.76
	December 31, 2003	572,822	15.2344	8,727	4.30	2.15

MFK	December 31, 2007	4,740	12.9618	62	4.76	6.91
	December 31, 2006	5,329	12.1243	65	6.96	3.47
	December 31, 2005	161,616	11.7174	1,894	4.29	2.01
	December 31, 2004	115,002	11.4869	1,322	4.91	3.55
	December 31, 2003	109,937	11.0931	1,220	4.31	1.87

MFC	December 31, 2007	4,709	16.4167	77	7.02	1.56
	December 31, 2006	5,339	16.1642	86	5.57	10.04
	December 31, 2005	11,655	14.6890	171	9.04	1.93
	December 31, 2004	11,959	14.4102	172	1.34	9.37
	December 31, 2003	29,070	13.1757	383	-	31.76
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on June 22, 2007.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Unit	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
IG1	December 31, 2007	93,853	$21.3883	$2,007	1.08%	16.26%
	December 31, 2006	105,254	18.3962	1,936	0.46	25.75
	December 31, 2005	66,809	14.6287	977	0.67	14.62
	December 31, 2004	51,512	12.7624	657	0.37	18.58
	December 31, 2003	6,517	10.7627	70	-	7.63

IGS	December 31, 2007	894,978	13.8500	12,395	1.47	16.58
	December 31, 2006	578,150	11.8798	6,868	-	18.80

M11	December 31, 2007	12,895	10.9957	142	0.36	11.53
	December 31, 2006	13,160	9.8591	130	0.08	7.67
	December 31, 2005	11,155	9.1571	102	0.47	4.37
	December 31, 2004	12,059	8.7735	106	0.06	9.61
	December 31, 2003	10,088	8.0044	81	-	23.39

M1B	December 31, 2007	73,950	13.8551	1,025	0.04	11.26
	December 31, 2006	11,172	12.4524	139	-	7.42
	December 31, 2005	19,482	11.5928	226	0.15	4.15
	December 31, 2004	6,214	11.1303	69	-	9.36
	December 31, 2003	1,517	10.1780	15	-	1.78

MF9	December 31, 2007	1,474	13.5484	20	0.17	5.95
	December 31, 2006	40,634	12.7876	520	0.11	13.30
	December 31, 2005	1,679	11.2862	19	0.94	7.70
	December 31, 2004	1,649	10.4789	17	1.00	11.99
	December 31, 2003	1,624	9.3573	15	1.43	22.83

MFL	December 31, 2007	18,849	14.9525	282	1.05	5.69
	December 31, 2006	14,412	14.1475	204	0.84	13.04
	December 31, 2005	2,288	12.5156	29	0.94	7.42
	December 31, 2004	698	11.6512	8	1.15	16.51

MMS	December 31, 2007	8,992,159	13.1304	118,118	4.74	4.85
	December 31, 2006	6,981,655	12.5231	87,485	4.66	4.59
	December 31, 2005	2,848,202	11.9731	34,103	2.68	2.72
	December 31, 2004	2,995,635	11.6561	34,914	0.74	0.83
	December 31, 2003	5,869,001	11.5606	67,847	0.63	0.63

M10	December 31, 2007	1,625	13.0734	21	-	2.56

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Unit	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
M1A	December 31, 2007	85,903	$15.1013	$1,298	0.00%	2.28%
	December 31, 2006	107,543	14.7650	1,588	-	12.90
	December 31, 2005	106,088	13.0783	1,388	-	4.96
	December 31, 2004	132,904	12.4608	1,656	-	7.22
	December 31, 2003	68,306	11.6221	794	-	35.01

RIS	December 31, 2007	421,019	19.6247	8,262	1.15	13.15
	December 31, 2006	367,149	17.3436	6,368	1.17	27.47
	December 31, 2005	179,699	13.6059	2,445	0.97	16.56

RES	December 31, 2007	498	14.4766	7	0.65	13.24
	December 31, 2006	2,005	12.7842	26	0.64	10.56
	December 31, 2005	1,633	11.5636	19	0.55	8.01
	December 31, 2004	1,331	10.7063	14	0.90	15.83
	December 31, 2003	1,058	9.2433	10	0.72	25.32

RE1	December 31, 2007	34,081	16.3146	556	0.56	12.97
	December 31, 2006	48,215	14.4418	696	0.42	10.32
	December 31, 2005	36,361	13.0909	476	0.38	7.71
	December 31, 2004	25,183	12.1540	306	0.07	21.54

SG1	December 31, 2007	-	-	-	-	-
	December 31, 2006	82,241	11.7838	969	-	6.37
	December 31, 2005	76,777	11.0779	851	0.12	1.17
	December 31, 2004	74,624	10.9496	817	-	6.58
	December 31, 2003	39,766	10.2734	409	-	2.73

SI1	December 31, 2007	9,020	12.3416	111	6.50	3.24
	December 31, 2006	3,059	11.9548	37	6.78	6.45
	December 31, 2005	58	11.2304	1	9.57	1.61
	December 31, 2004	987	11.0527	11	4.56	7.83
	December 31, 2003	936	10.2502	10	-	2.50

TRS	December 31, 2007	194,810	20.9744	4,086	3.10	4.32
	December 31, 2006	163,267	20.1056	3,283	3.75	12.22
	December 31, 2005	576,178	17.9160	10,323	2.54	3.02
	December 31, 2004	476,896	17.3903	8,294	2.30	11.47
	December 31, 2003	367,218	15.6009	5,729	3.41	17.15

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
MFJ	December 31, 2007	258,706	$15.5539	$4,024	2.79%	4.07%
	December 31, 2006	213,459	14.9450	3,190	2.70	11.91
	December 31, 2005	361,075	13.3548	4,822	2.24	2.81
	December 31, 2004	237,715	12.9895	3,088	2.50	11.14
	December 31, 2003	63,289	11.6871	740	2.59	16.83

MF5	December 31, 2007	19,488	30.1971	589	1.28	28.58
	December 31, 2006	10,559	23.4853	248	2.26	32.28
	December 31, 2005	1,628	17.7541	29	0.91	17.29
	December 31, 2004	1,151	15.1367	17	1.94	30.37
	December 31, 2003	906	11.6104	11	3.64	36.26

MFE	December 31, 2007	15,137	26.9266	408	0.72	28.28
	December 31, 2006	4,856	20.9901	102	1.90	31.96
	December 31, 2005	634	15.9064	10	0.26	16.97
	December 31, 2004	69	13.5985	1	1.74	30.01
	December 31, 2003	50	10.4593	1	2.65	36.03

EIS	December 31, 2007	11,409	15.6609	179	2.28	7.92
	December 31, 2006	304	14.5109	4	1.77	20.96
	December 31, 2005	-	11.9969	-	0.54	6.60

MV1	December 31, 2007	56,186	17.1252	962	1.39	7.67
	December 31, 2006	42,884	15.9049	682	1.31	20.66
	December 31, 2005	37,653	13.1817	496	1.20	6.34
	December 31, 2004	39,927	12.3957	495	0.97	15.18
	December 31, 2003	13,598	10.7619	146	-	7.62

MC1	December 31, 2007	64,613	13.2600	857	-	9.59
	December 31, 2006	72,669	12.1000	879	-	2.20
	December 31, 2005	77,639	11.8400	919	-	2.78
	December 31, 2004	75,199	11.5200	866	-	14.29
	December 31, 2003	59,452	10.0800	599	-	0.80

FSS	December 31, 2007	29,960	15.0760	452	1.60	3.72
	December 31, 2006	27,532	14.5350	400	-	18.66

NLM	December 31, 2007	36,871	15.3396	566	2.36	4.77
	December 31, 2006	44,193	14.6410	647	3.13	4.20
	December 31, 2005	44,587	14.0507	627	3.66	1.44
	December 31, 2004	6,730	13.8508	93	3.68	0.78
	December 31, 2003	7,982	13.7437	110	0.04	2.42

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
NMC	December 31, 2007	8,760	$20.4501	$179	0.00%	22.53%
	December 31, 2006	306,449	16.6901	5,114	-	14.69
	December 31, 2005	330,149	14.5519	4,804	-	13.74
	December 31, 2004	156,542	12.7939	2,003	-	16.31
	December 31, 2003	81,333	11.0000	894	-	28.07

NPP	December 31, 2007	1,504	20.5022	31	0.65	9.34
	December 31, 2006	1,497	18.7515	28	1.07	12.24
	December 31, 2005	20	16.7065	-	0.00	18.05
	December 31, 2004	7,734	14.1526	109	0.00	0.19
	December 31, 2003	7,553	11.8955	90	-	35.09

NAR	December 31, 2007	168,615	15.1366	2,552	0.45	3.30
	December 31, 2006	152,176	14.6527	2,230	0.41	11.17
	December 31, 2005	141,084	13.1809	1,860	0.09	12.00
	December 31, 2004	96,138	11.7688	1,131	0.06	17.69

OCF	December 31, 2007	685,121	13.9174	9,535	0.25	14.15
	December 31, 2006	900,873	12.1923	10,984	0.15	7.95
	December 31, 2005	94,709	11.2946	1,070	0.86	5.10

OGS	December 31, 2007	240,716	16.6766	4,014	0.89	6.32
	December 31, 2006	90,934	15.6854	1,426	0.54	17.69
	December 31, 2005	1,374	13.3276	18	-	14.31

OSC	December 31, 2007	164,649	14.7699	2,432	0.29	(1.21)
	December 31, 2006	126,981	14.9507	1,898	0.14	15.00
	December 31, 2005	43,365	13.0009	564	-	9.92

PMB	December 31, 2007	3,490	22.0744	77	5.75	5.82
	December 31, 2006	3,552	20.8600	74	4.92	9.28
	December 31, 2005	1,433	19.0893	27	5.50	10.78
	December 31, 2004	7	17.2312	-	2.80	12.12
	December 31, 2003	35	15.3682	1	4.89	53.68

PHY	December 31, 2007	202,954	17.2179	3,493	6.81	3.51
	December 31, 2006	339,475	16.6338	5,646	6.42	9.10
	December 31, 2005	22,982	15.2457	350	6.51	4.13
	December 31, 2004	12,344	14.6416	181	6.54	9.56
	December 31, 2003	307	13.3636	4	7.47	33.64

PLD	December 31, 2007	9,423	11.4502	108	4.87	7.38
	December 31, 2006	588	10.6637	6	4.40	3.98
	December 31, 2005	79	10.2557	1	3.81	1.01

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
PRR	December 31, 2007	832,007	$13.6509	$11,355	4.52%	10.67%
	December 31, 2006	262,724	12.3350	3,240	4.39	0.72
	December 31, 2005	116,738	12.2474	1,430	2.79	2.10
	December 31, 2004	83,689	11.9957	1,004	1.11	8.92
	December 31, 2003	19,082	11.0135	210	1.26	10.13

PTR	December 31, 2007	2,573,931	13.0720	33,637	4.77	8.76
	December 31, 2006	1,625,791	12.0190	19,538	4.57	3.85
	December 31, 2005	399,997	11.5732	4,629	3.51	2.45
	December 31, 2004	229,165	11.2961	2,589	1.98	4.89
	December 31, 2003	36,149	10.7693	389	2.58	7.69

SCP	December 31, 2007	106,276	10.8499	1,153	0.33	(2.14)
	December 31, 2006	5,068	11.0867	54	-	10.87

RX1	December 31, 2007	2,325	10.7228	25	1.99	1.13
	December 31, 2006	55	10.6034	1	1.23	19.27
	December 31, 2005	58	8.8899	1	0.43	3.96
	December 31, 2004	67	8.5509	1	-	14.62
	December 31, 2003	35	7.4601	-	-	39.19

RX2	December 31, 2007	20	9.8175	-	-	17.82
	December 31, 2006	20	8.3324	-	-	5.77
	December 31, 2005	11	7.8776	-	-	1.11
	December 31, 2004	7	7.7910	-	-	9.35
	December 31, 2003	1	7.1251	-	-	(28.75)

SCM	December 31, 2007	27,764	15.6196	434	0.96	(5.81)
	December 31, 2006	18,059	16.5827	299	1.48	20.07
	December 31, 2005	23,634	13.8105	326	0.13	(0.71)
	December 31, 2004	18,179	13.9100	253	0.31	20.39
	December 31, 2003	9,785	11.5543	113	2.94	52.89

SC2	December 31, 2007	200,400	15.2923	3,062	5.16	3.76
	December 31, 2006	188,798	14.7381	2,781	5.00	5.41
	December 31, 2005	284,245	13.9822	3,973	4.68	1.96
	December 31, 2004	248,388	13.7129	3,405	4.75	6.42
	December 31, 2003	255,079	12.8855	3,286	5.36	9.65

SC1	December 31, 2007	3,925,378	11.6021	45,531	4.76	4.88
	December 31, 2006	3,475,542	11.0627	38,442	4.56	4.60
	December 31, 2005	2,072,605	10.5761	21,916	2.79	2.76
	December 31, 2004	1,504,073	10.2924	15,477	0.73	0.74
	December 31, 2003	1,228,069	10.2170	12,544	0.55	0.55

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
SC3	December 31, 2007	280,852	$34.1801	$9,599	1.48%	-13.13%
	December 31, 2006	272,905	39.3473	10,738	1.66	38.96
	December 31, 2005	249,940	28.3149	7,077	1.77	9.67
	December 31, 2004	155,069	25.8182	4,003	2.09	33.32
	December 31, 2003	42,775	19.3658	828	-	35.95

SC5	December 31, 2007	247,349	24.5516	6,049	1.27	15.41
	December 31, 2006	214,216	21.2742	4,558	-	11.30
	December 31, 2005	230,173	19.1149	4,400	0.10	16.61
	December 31, 2004	137,998	16.3924	2,263	-	16.14
	December 31, 2003	45,795	14.1139	647	-	36.09

SC7	December 31, 2007	6,077	17.9451	109	0.50	4.23
	December 31, 2006	6,647	17.2162	114	0.92	14.77
	December 31, 2005	2,448	15.0011	37	0.83	9.73
	December 31, 2004	714	13.6714	10	0.67	12.45
	December 31, 2003	397	12.1575	5	1.13	21.57

SCB	December 31, 2007	43,665	18.7697	810	-	(1.44)
	December 31, 2006	54,552	19.0442	1,039	-	13.60
	December 31, 2005	124,420	16.7646	2,086	-	4.33
	December 31, 2004	120,273	16.0688	1,933	-	18.43
	December 31, 2003	23,890	13.5682	324	0.06	41.62

TFS	December 31, 2007	219,581	18.1242	3,980	2.09	15.79
	December 31, 2006	285,327	15.6529	4,466	1.41	21.70
	December 31, 2005	254,286	12.8622	3,271	0.92	10.48
	December 31, 2004	4,519	11.6425	53	-	16.43

FTI	December 31, 2007	34,546	25.3936	877	1.97	15.46
	December 31, 2006	44,466	21.9940	978	1.15	21.44
	December 31, 2005	43,562	18.1103	789	1.42	10.17
	December 31, 2004	24,034	16.4387	395	1.17	18.53
	December 31, 2003	430	13.8690	6	1.94	38.69

TSF	December 31, 2007	371,089	23.0482	8,553	1.46	2.55
	December 31, 2006	327,236	22.4743	7,354	1.83	22.20
	December 31, 2005	650,615	18.3908	11,965	1.36	9.06
	December 31, 2004	243,051	16.8633	4,099	1.24	16.25
	December 31, 2003	223,841	14.5066	3,247	1.73	32.62
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
FTG	December 31, 2007	3,754	$22.1185	$83	1.61%	2.35%
	December 31, 2006	6,820	21.6112	147	0.85	21.81
	December 31, 2005	24,456	17.7420	434	0.76	8.86
	December 31, 2004	3,950	16.2976	64	1.31	16.03
	December 31, 2003	1,504	14.0465	21	1.95	40.46

TBC	December 31, 2007	84,164	14.1686	1,192	0.60	12.74
	December 31, 2006	50,108	12.5672	630	0.31	9.67
	December 31, 2005	24,398	11.4595	280	0.21	5.94
	December 31, 2004	7,729	10.8171	84	-	8.17

REI	December 31, 2007	1,409,689	18.8022	26,506	1.74	3.26
	December 31, 2006	1,485,420	18.2079	27,047	1.70	18.97
	December 31, 2005	930,172	15.3048	14,236	1.62	3.92
	December 31, 2004	790,941	14.7272	11,649	2.46	15.45
	December 31, 2003	194,604	12.7564	2,482	0.84	24.92

RNA	December 31, 2007	8,510	12.5246	107	-	13.78
	December 31, 2006	9,247	11.0077	102	0.05	7.33
	December 31, 2005	7,084	10.2558	73	-	4.47
	December 31, 2004	1,023	9.8167	10	0.06	10.88
	December 31, 2003	889	8.8531	8	-	35.10

VMG	December 31, 2007	369,862	18.1607	6,717	-	22.67
	December 31, 2006	577,966	14.8050	8,557	-	9.27
	December 31, 2005	6,297	13.5484	85	-	17.57

VCP	December 31, 2007	49,246	13.5456	667	1.70	(2.04)
	December 31, 2006	34,255	13.8281	474	1.43	16.28
	December 31, 2005	114	11.8920	1	-	4.37

VGI	December 31, 2007	37,133	14.8744	552	1.65	2.80
	December 31, 2006	28,210	14.4693	408	0.11	16.23
	December 31, 2005	1,633	12.4484	20	-	9.99

USC(3)	December 31, 2007	48,748	10.9484	534	-	5.39

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on February 23, 2007.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(6) Diversification Requirements

Under the provision of Section 817(h) of the Internal Revenue Code (the “Code”), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not be treated as a life insurance contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract.  The Sponsor believes that the Sub-Account satisfies the current requirements of the regulations, and it intends that the Sub-Account will continue to meet such requirements.

(7) Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48) “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109”.  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.”  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have a material impact on the financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Sponsor of the Sub-Accounts will adopt SFAS No. 157 effective January 1, 2008.  The adoption of SFAS No. 157 is not expected to have a material impact on the Sub-Account's financial position or results of operations.

Report of Independent Registered Public Accounting Firm

To the Participants in Sun Life of Canada (U.S.) Variable Account G and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of condition of AIM V.I. Basic Value Fund Sub-Account, AIM V.I. Capital Appreciation Fund Sub-Account, AIM V.I. Core Equity Fund Sub-Account, AIM V.I. Dynamics Fund Sub-Account, AIM V.I. Mid Cap Core Equity Fund Sub-Account, AIM V.I. Small Cap Equity Fund Sub-Account, AIM V.I. Small Company Growth Fund Sub-Account, AIM V.I. International Growth Fund Sub-Account, Alger American MidCap Growth Portfolio Sub-Account, AllianceBernstein VP Global Technology Fund Sub-Account, AllianceBernstein VP Growth and Income Fund Sub-Account, AllianceBernstein VP International Growth Portfolio Sub-Account, AllianceBernstein VP Small Cap Growth Portfolio Sub-Account, AllianceBernstein VPS International Value Portfolio Sub-Account, Delaware VIP Growth Opportunities Series Sub-Account, Delaware VIP REIT Series Sub-Account, Delaware VIP Small Cap Value Series Sub-Account, Delaware VIP Trend Series: SC Sub-Account, Dreyfus Emerging Leaders Portfolio Sub-Account, Dreyfus MidCap Stock Portfolio Sub-Account, Dreyfus VIF Appreciation Portfolio Sub-Account, Dreyfus VIF Developing Leaders Portfolio Sub-Account, Dreyfus VIF Growth and Income Portfolio Sub-Account, Dreyfus VIF Quality Bond Portfolio Sub-Account, Dreyfus Stock Index Fund Sub-Account, DWS Dreman High Return Equity VIP: Class A Sub-Account, DWS Small Cap Index VIP: Class A Sub-Account, DWS Small Cap Index VIP: Class B Sub-Account, DWS Dreman Small Cap Value VIP: Class A Sub-Account, Fidelity VIP Asset Manager: Growth Portfolio Sub-Account, Fidelity VIP Contrafund Portofolio Sub-Account, Fidelity VIP Contrafund Portfolio SC 2 Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Growth & Income Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Fidelity VIP Growth Portfolio SC2 Sub-Account, Fidelity VIP High Income Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Investment Grade Bond Portfolio Sub-Account, Fidelity VIP Mid Cap Portfolio Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP Money Market Portfolio SC Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Overseas Portfolio SC 2 Sub-Account, Franklin Global Real Estate Securities Fund Sub-Account, Franklin Small-Mid Cap Growth Securities Fund Sub-Account, GSAM VIT Structured U.S. Equity Fund Sub-Account, GSAM VIT Capital Growth Fund Sub-Account, Janus Aspen Series Mid Cap Value Portfolio Sub-Account, J.P. Morgan Bond Portfolio Sub-Account, J.P. Morgan Small Company Portfolio Sub-Account, J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account, Lord Abbett Series Fund Growth & Income Portfolio Sub-Account, Lord Abbett Series Fund International Portfolio Sub-Account, Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account, Mercury Value Opportunities V.I. Fund Sub-Account, MFS/Sun Life Bond Series SC Sub-Account, MFS/Sun Life Capital Opportunities Series SC Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Appreciation Series SC Sub-account, MFS/Sun Life Core Equity Series SC Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Growth Series SC Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life Government Securities Series SC Sub-Account, MFS/Sun Life High Yield Series SC Sub-Account, MFS/Sun Life International Growth Series SC Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series SC Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series SC Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life New Discovery Series SC Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Series SC Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income SC Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Total Return Series SC Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Utilities Series SC Sub-Account, MFS/Sun Life Value Series Sub-Account, MFS/Sun Life Value Series SC Sub-Account, MFS/Sun Life Mid Cap Growth Series SC Sub-Account, Mutual Shares Securities Fund Sub-Account, Neuberger Berman AMT Limited Maturity Bond Portfolio Sub-Account, Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account, Neuberger Berman AMT Partners Portfolio Sub-Account, Neuberger Berman AMT Regency Portfolio Sub-Account, Oppenheimer Capital Appreciation Fund/VA Sub-Account, Oppenheimer Global Securities Fund/VA Sub-Account, Oppenheimer Main Street Small Cap Fund/VA Sub Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, Royce Capital Fund – Small Cap Portfolio Sub-Account, Rydex VT Nova Fund Sub-Account, Rydex VT OTC Fund Sub-Account, Sun CapitalSM All Cap Fund Sub-Account, Sun Capital Investment Grade Bond Fund, Sun CapitalSM Money Market Fund Sub-Account, Sun Capital Real Estate Fund Sub-Account, SCSM Blue Chip Mid Cap Fund Sub-Account, SCSM Davis Venture Value Fund Sub-Account, SCSM Oppenheimer Main Street Small Cap Fund Sub-Account, Templeton Foreign Securities Fund: Class 1 Sub-Account, Templeton Foreign Securities Fund: Class 2 Sub-Account, Templeton Growth Securities Fund: Class 1 Sub-Account, Templeton Growth Securities Fund: Class 2 Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, T. Rowe Price Equity Income Portfolio Sub-Account, T. Rowe Price New America Growth Portfolio Sub-Account, Van Kampen UIF Mid Cap Growth Portfolio Sub-Account, Van Kampen LIT Comstock Portfolio Sub-Account, Van Kampen LIT Growth and Income Portfolio Sub-Account, and Wanger U.S. Smaller Companies Sub-Account of Sun Life of Canada (U.S.) Variable Account G (collectively the “Sub-Accounts”), as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2007, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 18, 2008

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Revenues:
Premiums and annuity considerations	$110,616	$59,192	$51,982
Net investment income	1,098,592	1,206,081	1,112,529
Net derivative (loss) income	(193,124)	9,089	16,474
Net realized investment (losses) gains	(61,048)	(44,511)	16,925
Fee and other income	479,904	398,622	362,275
Subordinated notes early redemption premium	25,578	-	-

Total revenues	1,460,518	1,628,473	1,560,185

Benefits and expenses:
Interest credited	629,823	633,405	637,502
Interest expense	101,532	130,802	123,279
Policyowner benefits	229,485	156,970	187,013
Amortization of deferred acquisition costs and value of business acquired	189,121	399,182	243,821
Other operating expenses	283,815	231,434	196,543
Partnership capital securities early redemption payment	25,578	-	-

Total benefits and expenses	1,459,354	1,551,793	1,388,158

Income before income tax (benefit) expense, and minority interest	1,164	76,680	172,027

Income tax (benefit) expense:
Federal	(24,289)	(1,717)	40,091
State	431	105	(2)
Income tax (benefit) expense	(23,858)	(1,612)	40,089

Income before minority interest	25,022	78,292	131,938

Minority interest share of loss	-	-	(1,214)

Net income	$25,022	$78,292	$133,152

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2007	December 31, 2006
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $11,848,397 and $13,623,450 in 2007 and 2006, respectively); fair value option elected for $16,584 in 2007	$11,503,230	$13,637,973
Trading fixed maturities at fair value (amortized cost of $3,938,088 and $3,838,732 in 2007 and 2006, respectively)	3,867,011	3,856,053
Subordinated note from affiliate held-to-maturity (fair value of $630,751 in 2006)	-	600,000
Mortgage loans	2,318,341	2,273,176
Derivative instruments – receivable	609,261	653,854
Limited partnerships	164,464	193,728
Real estate	201,777	186,891
Policy loans	712,633	709,626
Other invested assets	568,676	950,226
Cash and cash equivalents	1,169,701	578,080
Total investments and cash	21,115,094	23,639,607

Accrued investment income	290,363	291,218
Deferred policy acquisition costs	1,603,397	1,234,206
Value of business and customer renewals acquired	51,806	47,744
Net deferred tax asset	15,945	3,597
Goodwill	708,829	701,451
Receivable for investments sold	3,482	33,241
Reinsurance receivable	2,709,249	1,817,999
Other assets	311,999	153,230
Separate account assets	24,996,603	21,060,255

Total assets	$51,806,767	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$18,262,569	$19,428,625
Future contract and policy benefits	823,588	750,112
Payable for investments purchased	199,210	218,465
Accrued expenses and taxes	123,065	144,695
Debt payable to affiliates	1,945,000	1,325,000
Partnership capital securities	-	607,826
Reinsurance payable to affiliate	1,691,884	1,605,626
Derivative instruments – payable	446,640	160,504
Other liabilities	888,061	1,178,086
Separate account liabilities	24,996,603	21,060,255

Total liabilities	49,376,620	46,479,194

Commitments and contingencies – Note 20

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2007 and 2006	6,437	6,437
Additional paid-in capital	2,146,436	2,143,408
Accumulated other comprehensive (loss) income	(92,403)	14,030
Retained earnings	369,677	339,479

Total stockholder’s equity	2,430,147	2,503,354

Total liabilities and stockholder’s equity	$51,806,767	$48,982,548

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Net income	$25,022	$78,292	$133,152

Other comprehensive loss:
Change in unrealized holding (losses) gains on available- for-sale securities, net of tax and policyholder amounts (1)	(119,775)	(46,229)	(79,814)
Change in pension and other postretirement plan adjustments, net of tax (2)	11,197	1,842	(1,842)
Reclassification adjustments of realized investment losses (gains) into net income (3)	2,145	40,673	(79,722)
Other comprehensive loss	(106,433)	(3,714)	(161,378)

Comprehensive (loss) income	$(81,411)	$74,578	$(28,226)

(1)	Net of tax benefit of $64.7 million, $25.5 million and $43.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(2)	Net of tax (expense) benefit of $(6.0) million, $(0.2) million and $1.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(3)	Net of tax (expense) benefit of $(1.2) million, $(21.9) million and $42.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2004	$6,437	$2,131,888	$180,638	$628,035	$2,946,998

Net income	-	-	-	133,152	133,152
Dividends	-	-	-	(200,000)	(200,000)
Tax benefit from stock options	-	6,992	-	-	6,992
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	6,437	2,138,880	19,260	561,187	2,725,764

Adjustment to initially apply FASB Statement No. 158, net of tax			(1,516)		(1,516)
Net income	-	-	-	78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes, net of tax				5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028			3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Operating Activities:
Net income from operations	$25,022	$78,292	$133,152
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Minority interest share of loss	-	-	(1,214)
Net amortization of premiums on investments	40,668	58,752	71,357
Amortization of deferred acquisition costs and value of business and customer renewals acquired	189,121	399,182	243,821
Depreciation and amortization	7,460	4,608	3,985
Net losses (gains) on derivatives	131,503	(11,853)	(77,025)
Net realized losses (gains) on available-for-sale investments	61,048	44,511	(16,925)
Changes in fair value of trading investments	88,398	(15,235)	80,324
Net realized gains on trading investments	(4,655)	(373)	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	(29,120)	(48,244)
Interest credited to contractholder deposits	629,823	633,405	637,502
Deferred federal income taxes	43,366	4,180	22,047
Changes in assets and liabilities:
Additions to deferred acquisition costs, value of business and customer renewals acquired	(379,941)	(262,895)	(261,917)
Accrued investment income	855	(29,711)	17,916
Net reinsurance receivable/payable	33,161	77,063	85,876
Future contract and policy benefits	66,550	(6,619)	25,123
Other, net	(134,356)	14,268	53,536
Purchases of trading fixed maturities, net of sales	(100,836)	(1,866,153)	(651,921)
Net cash provided by (used in) operating activities	674,160	(907,698)	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,252,780	5,872,190	5,685,008
Mortgage loans	355,146	248,264	117,438
Real estate	-	-	947
Net cash from disposition of subsidiary	-	-	17,040
Other invested assets	667,683	184,646	483,700
Redemption of subordinated note from affiliates	600,000	-	-
Purchases of:
Available-for-sale fixed maturities	(2,557,841)	(4,002,244)	(5,269,211)
Mortgage loans	(399,566)	(780,592)	(390,376)
Real estate	(19,439)	(20,619)	(6,648)
Other invested assets	(57,864)	(489,493)	(171,539)
Net change in other investments	(361,781)	399,514	(239,910)
Net change in policy loans	(3,007)	(7,857)	(5,464)
Net change in short-term investments	-	-	(4,576)
Early redemption premium	25,578	-	-

Net cash provided by investing activities	$2,501,689	$1,403,809	$216,409

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,924,784	$3,520,138	$2,720,141
Withdrawals from contractholder deposit funds	(4,533,405)	(3,690,351)	(3,404,468)
Repayments of debt	(980,000)	-	-
Debt proceeds	1,000,000	200,000	100,000
Dividends paid to stockholder	-	(300,000)	(150,600)
Early redemption payment	(25,578)	-	-
Other, net	29,971	4,528	6,992
Net cash used in financing activities	(2,584,228)	(265,685)	(727,935)

Net change in cash and cash equivalents	591,621	230,426	(205,295)

Cash and cash equivalents, beginning of year	578,080	347,654	552,949

Cash and cash equivalents, end of year	$1,169,701	$578,080	$347,654

Supplemental Cash Flow Information
Interest paid	$73,116	$130,686	$122,474
Income taxes paid	$43,287	$82,250	$16,857

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 8.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $ 20.4 million, a funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.  In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, consisting of $150.6 million in cash and $49.4 million in notes. The Company did not pay any dividends to its direct parent in 2007.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the "Parent").  The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2007, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Vermont, a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; Sun Life of Canada (U.S.) SPE 97-I, Inc., organized for the purpose of engaging in activities incidental to securitizing mortgage loans; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On October 31, 2007, the Company subscribed for $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Effective November 8, 2007, Sun Life Vermont entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate of the Company, under which the Sun Life Vermont has assumed the risks of certain individual universal life insurance (“UL”) policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with a financial institution (the "Lender") that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued a $1 billion variable principal, floating rate surplus note (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”) affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, has consolidated SUNAXXX in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)" (“FIN 46(R)”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (continued)

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business ("EBG").  Also effective May 31, 2007, SLNY entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

On September 6, 2006, the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the "CARS Trust"), whereby the Company is the sole beneficiary of the CARS Trust.  As of December 31, 2007, total assets and liabilities of the CARS Trust were $57.7 million and $7.9 million, respectively. As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”) and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

The Company had a greater than or equal to 20%, but less than 50%, interest in fourteen VIEs at December 31, 2007.  The Company is a creditor in seven trusts, three limited liability companies, two limited partnership and two special-purpose entities that were used to finance commercial mortgages, and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $88.4 million and $30.1 million at December 31, 2007 and 2006, respectively.  The investments in these VIEs mature between March 2007 and September 2029.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46.  See Note 4 for additional information with respect to leveraged leases which is not included above.

All intercompany transactions have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations.  All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturities are mortgage backed securities in the To Be Announced ("TBA") form.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  In the event that a more appropriate fair value is justified, the price received from a third-party pricing services is adjusted accordingly.  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if it anticipates the issuers will be unable to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other than temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $68.1 million, $6.3 million and 29.7, for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments.  Of the $68.1 million in realized losses for other-than-temporary impairments for the year ended December 31, 2007, $16.1 million was due to a change in the Company’s intent to hold the securities to recovery of fair value, up to amortized cost.  The remaining $52 million of realized losses were credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would not have materially increased for the year ended December 31, 2007 and 2006 if these holdings were performing.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate, or on the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts (“GICs”), and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.  DAC amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income. DAC was increased by $189.8 million and $6.9 million at December 31, 2007 and 2006, respectively, to reflect unrealized losses.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

Value of business acquired (“VOBA”) represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOBA is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income.  The Company’s VOBA was not adjusted for amounts relating to unrealized investment gains and losses for the year ended December 31, 2007.  VOBA was increased by $0.5 million at December 31, 2006 to account for unrealized investment losses.

The value of customer renewals acquired represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies and, as such, is not adjusted for amounts relating to unrealized investment gains and losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisitions of Keyport on November 1, 2001 and the allocation of goodwill to SLNY, based on a reinsurance agreement with SLHIC, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the reinsurance agreement with SLHIC is allocated to the Group Segment in the Company’s subsidiary, SLNY.  In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2007 and concluded that these assets were not impaired.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007 additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss.  Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL"), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the years ended December 31, 2007, 2006 and 2005, the Company participated in a consolidated federal income tax return with SLC – U.S. Ops Holdings and other affiliates.  For the years ended December 31, 2006 and 2005, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.  INDY, SLNY and Sun Life Vermont, a new subsidiary, will be included as part of the consolidated federal income tax return for the year ended December 31, 2007.

Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, “Accounting for Income Taxes.”  These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB"), guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109" ("FIN 48"), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," an amendment to SFAS No. 140.  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133.  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets."  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The Company elected the fair value option for $16.6 million of available-for-sale securities during the year ended December 31, 2007.  The election did not have a material impact on the Company’s results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2005, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial condition and results of operations.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits entities to choose to measure many financial instruments and certain other items at fair value (“FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years.

As of January 1, 2008, the Company has adopted the FV option for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that are in an unrealized loss position at December 31, 2007, which the Company will do through its current portfolio monitoring process.

The FV option adoption will result in a cumulative-effect adjustment to the opening balance of retained earnings, accumulated other comprehensive income, DAC, VOBA, deferred tax asset and certain other liabilities.  The Company is currently assessing the impact of the effects of this adoption.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS No. 157 changes the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company’s own credit standing in their valuation and changes to assumptions regarding policyholder lapses.  The Company is currently assessing the impact of SFAS No. 157 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) on January 1, 2009, and has not yet determined the effect of SFAS No. 141(R) on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and has not yet determined the effect of SFAS No. 160 on its consolidated financial statements.

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”).  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

On September 6, 2006 the Company entered into an agreement with the CARS Trust, whereby the Company is the sole beneficiary of the trust.  As of December 31, 2007 and 2006, total assets of the CARS Trust were $57.7 million and $56.6 million, respectively.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46.  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of affiliated transactions for those affiliates that are not consolidated with the Company.

The Company and its subsidiaries have administrative services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $14.2 million, $9.4 million and $11.3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $301.0 million, $212.4 million and $170.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. ("SLISC"), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $16.9 million, $10.7 million and $5.8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited ("SLISIL"), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $26.0 million, $19.6 million and $13.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $22.3 million, $22.6 million and $23.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with SLHIC, whereby the Company provides personnel and certain services to SLHIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.1 million for the year ended December 31, 2007.

The Company has an administrative service agreement with California Benefits Dental Plan (“CalBen”) whereby the Company provides personnel and certain services to CalBen, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $1.1 million for the year ended December 31, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative service agreement with Professional Insurance Company (“PIC”), whereby the Company provides personnel and certain services to PIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.8 million for the year ended December 31, 2007.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term, which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2007, 2006 and 2005, respectively.  Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company is party to several reinsurance transactions with SLOC and other affiliates.

Effective May 31, 2007, Sun Life Financial completed its acquisition of EBG.  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies, through which the New York-issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements, in accordance with SFAS No. 141 were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the inforce business acquired, which is 20 years.  For the year ended December 31, 2007, the Company recorded $0.1 million, $5.9 million, and $1.9 million for amortization of the value of distribution, the value of business, and the value of customer renewals acquired, respectively.

In 2007, the Company recorded a tax benefit of $3.0 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2006, the Company recorded a tax benefit of $4.5 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005.  The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent.  In 2005, the Company declared and paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.  The Company did not declare or pay a dividend to the Parent in 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $4.4 million, $7.3 million and $7.0 million relating to RSUs for the years ended December 31, 2007, 2006 and 2005, respectively.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company ("Sun Life (Hungary) LLC").  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  At December 31, 2007 and 2006, the Company had $80.0 million and $460.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $13.3 million, $26.5 million and $26.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

At December 31, 2007 and 2006, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2007, 2006 and 2005.

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was cancelled effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company also earned, through the Partnership, $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company purchased a total of $140.0 million in promissory notes from Massachusetts Financial Services Company in 2004 and 2003.  Interest earned for the year ended December 31, 2005 was $4.2 million.  As of December 31, 2005, the Company sold and transferred these notes to other affiliates.  On December 31, 2005, the Company sold notes with a par value of $90.0 million to Sun Life (Hungary) LLC and recognized a loss of $3.3 million.  On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Parent as a dividend.  The Company recognized a loss of $0.6 million on the transfer of the notes to the Parent.

During the years ended December 31, 2007, 2006 and 2005, the Company paid $31.3 million, $24.3 million and $23.2 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”).  The Company also has an agreement with SLFD and the Parent whereby the Parent provides expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.  In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million for the year ended December 31, 2005.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  IFMG will continue to distribute the Company’s products.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG.  During the years ended December 31, 2006 and 2005, the Company paid $20.1 million and $25.1 million, respectively, in commission fees to IFMG.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with Sun Capital Advisers (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $1.9 million, $1.5 million and $2.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company paid $15.9 million, $14.9 million and $16.4 million for the years ended December 31, 2007, 2006 and 2005, respectively, in investment management services fees to SCA.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business also will be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

On October 31, 2007, the Company subscribed to $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled captive special purpose financial insurance company which, effective November 8, 2007, has entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with the Lender that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, on November 8, 2007, Sun Life Vermont issued a Surplus Note to a special-purpose entity, SUNAXXX, affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46.  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  For the year ended December 31, 2007, the amount of interest expense incurred by Sun Life Vermont was $8.6 million.

On September 12, 2006, the Company entered into a Terms Agreement (the "2006-B Terms Agreement") with its affiliates Sun Life Financial Global Funding III, L.P. (the "Issuer III"), Sun Life Financial Global Funding III, U.L.C. (the "ULC III") and Sun Life Financial Global Funding III, L.L.C. (the "LLC III"), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an "Initial Purchaser" and collectively, the "2006-B Initial Purchasers"), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 ("2006-B Notes").  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the "2006-B Terms Agreements") with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the "2006-B Secured Guarantee") dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  Total interest credited for the funding agreements was $51.6 million and $14.9 million for the years ended December 31, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  The net interest payable under this swap agreement was $0.2 million at December 31, 2007.

On May 17, 2006, the Company entered into a Terms Agreement (the "2006-A Terms Agreement") with its affiliates Sun Life Financial Global Funding II, L.P. (the "Issuer II"), Sun Life Financial Global Funding II, U.L.C. (the "ULC II") and Sun Life Financial Global Funding II, L.L.C. (the "LLC II"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the "2006-A Initial Purchasers"), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the "2006-A Notes").  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the "2006-A Secured Guarantee"), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  Total interest credited for the funding agreement was $50.8 million and $30.7 million for the years ended December 31, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005, the Company entered into a Terms Agreement (the "2005 Terms Agreement") with its affiliates, Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, the "2005 Initial Purchasers"), in connection with the offer and sale by the Issuer of $600 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes").

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second 2005 Terms Agreement") with the Issuer, the ULC and the LLC, and with Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300 million of Series 2005-1 Floating Rate Notes due 2010 (the "Second Tranche Notes").

The payment obligations of the Issuer under the First Tranche Notes and the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "2005 Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the 2005 Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC, one for $600 million issued on June 10, 2005 and one for $300 million issued on July 5, 2005.  The Company issued a total of $900 million funding agreements to the LLC in connection with the First Tranche Notes and Second Tranche Notes.  The Terms Agreement and the Second Terms Agreement incorporate by reference the provisions of a Purchase Agreement dated as of November 11, 2004 by and among the Issuer, the ULC, the LLC, the Company, and the 2005 Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2005 Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes and the Second Tranche Notes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Total interest credited for the funding agreements associated with the First Tranche Notes and Second Tranche Notes was $51.6 million, $49.5 million and $20.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.

On June 10, 2005, the Company issued a $100 million floating rate demand note payable to the LLC.  The Company expensed $5.8 million, $5.5 million and $2.3 million for interest on the demand note for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900 million that effectively convert the floating rate payment obligations under the funding agreements to fixed rate obligations.

The following table lists the details of notes due to affiliates at December 31, 2007 (in 000’s):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007-SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS – Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2006, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 915,669	$ 12,660	$ (9,020)	$ 919,309
Collateralized Mortgage Obligations	2,950,906	24,838	(42,598)	2,933,146
Mortgage Backed Securities	549,137	892	(7,362)	542,667
Foreign Government & Agency Securities	79,319	3,512	(283)	82,548
States & Political Subdivisions	495	32	-	527
U.S. Treasury & Agency Securities	307,580	2,637	(4,027)	306,190
Total non-corporate	4,803,106	44,571	(63,290)	4,784,387

Corporate securities:
Basic Industry	204,355	4,217	(3,182)	205,390
Capital Goods	520,338	11,507	(3,973)	527,872
Communications	1,163,026	20,149	(24,077)	1,159,098
Consumer Cyclical	1,051,633	10,127	(28,599)	1,033,161
Consumer Noncyclical	364,459	7,847	(2,302)	370,004
Energy	350,930	6,226	(3,547)	353,609
Finance	3,201,774	43,217	(33,235)	3,211,756
Industrial Other	228,442	7,446	(629)	235,259
Technology	22,779	357	(852)	22,284
Transportation	307,542	10,418	(5,458)	312,502
Utilities	1,405,066	35,310	(17,725)	1,422,651
Total Corporate	8,820,344	156,821	(123,579)	8,853,586

Total available-for-sale fixed maturities	$ 13,623,450	$ 201,392	$ (186,869)	$ 13,637,973

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc., 8.526%
subordinated debt, due 2027, called in 2007	$ 600,000	$ 30,751	$ -	$ 630,751

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 109,684	$ 1,460	$ (316)	$ 110,828
Collateralized Mortgage Obligations	239,970	2,390	(3,074)	239,286
Mortgage Backed Securities	3,917	1	(89)	3,829
Foreign Government & Agency Securities	40,274	710	(152)	40,832
U.S. Treasury & Agency Securities	796	10	-	806
Total non-corporate	394,641	4,571	(3,631)	395,581

Corporate securities:
Basic Industry	8,237	596	-	8,833
Capital Goods	71,060	540	-	71,600
Communications	735,753	5,378	(5,077)	736,054
Consumer Cyclical	279,856	2,628	(3,550)	278,934
Consumer Noncyclical	159,221	633	(901)	158,953
Energy	20,620	2,388	-	23,008
Finance	1,742,731	14,625	(7,385)	1,749,971
Industrial Other	55,950	405	(839)	55,516
Transportation	48,887	1,873	(672)	50,088
Utilities	321,776	7,476	(1,737)	327,515
Total Corporate	3,444,091	36,542	(20,161)	3,460,472

Total trading fixed maturities	$ 3,838,732	$ 41,113	$ (23,792)	$ 3,856,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on asset-backed and mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 688,385	$ 688,444
Due after one year through five years	2,051,688	2,047,417
Due after five years through ten years	3,201,896	3,121,793
Due after ten years	2,036,942	1,999,039
Subtotal – Maturities available-for-sale	7,978,911	7,856,693
ABS, CMO and MBS securities	3,869,486	3,646,537
Total Available-for-sale	$ 11,848,397	$ 11,503,230

Maturities of trading fixed securities:
Due in one year or less	$ 61,145	$ 59,773
Due after one year through five years	2,311,208	2,264,299
Due after five years through ten years	991,112	977,102
Due after ten years	188,847	189,000
Subtotal – Maturities of trading	3,552,312	3,490,174
ABS, CMO and MBS securities	385,776	376,837
Total Trading	$ 3,938,088	$ 3,867,011

Gross gains of $52.8 million, $39.2 million and $61.0 million and gross losses of $52.3 million, $92.3 million and $38.9 million were realized on the sale of fixed maturities for the years ended December 31, 2007, 2006 and 2005, respectively.

Fixed maturities with an amortized cost of approximately $12.0 million and $12.0 million at December 31, 2007 and 2006, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2007 and 2006, 96.0% and 96.5%, respectively, of the Company's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating organizations.  During 2007, 2006 and 2005, the Company incurred realized losses totaling $68.1 million, $6.3 million and $29.7 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities.

The Company has made funding commitments of private placement bonds into the future.  The outstanding funding commitments for these private placement bonds amounted to $4.1 million at December 31, 2006.  There was not any outstanding commitment for these private placement bonds at December 31, 2007.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $34.9 million and $53.3 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2007, the Company held $21.1 billion in invested assets and cash.  Of this balance, $15.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($11.5 billion) or trading ($3.9 billion).  Of the $11.5 billion of available-for-sale fixed maturities, securities with a fair value of $7.0 billion were in an unrealized loss position totaling $511.8 million.  At December 31, 2007, 77% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $193.8 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $511.1 million, representing 2.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2007, securities with a fair value of $286.5 million, representing 1.4% of the total invested asset balance, were in an unrealized loss position that totaled $42.3 million.  At December 31, 2007, 53.8% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  As of December 31, 2007, securities with an amortized cost of $37.3 million and a fair value of $27.2 million were included on the Company’s Monitor List.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  As of December 31, 2007, securities with an amortized cost of $65.5 million and a fair value of $56.4 million were included on the Company’s Watch List.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2007, other-than-temporary impairments of $68.1 million were recorded as a charge to income.  Of this balance, $52 million was credit-related and $16.1 million was interest-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007.  The termination of accrual accounting on these holdings reduced previously accrued income by $0.6 million and $1.7 million for the years ended December 31, 2006 and 2005, respectively.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.  As of December 31, 2005, the fair market value of holdings for issuers in default was $24.4 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2007.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2006:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 7,750	$ (109)	$ 43,426	$ (3,073)	$ 51,176	$ (3,182)
Capital Goods	50,624	(399)	108,017	(3,574)	158,641	(3,973)
Communications	228,260	(4,389)	292,442	(19,688)	520,702	(24,077)
Consumer Cyclical	175,557	(3,380)	514,067	(25,219)	689,624	(28,599)
Consumer Noncyclical	138,379	(942)	33,801	(1,360)	172,180	(2,302)
Energy	75,777	(1,357)	43,064	(2,190)	118,841	(3,547)
Finance	482,642	(5,525)	874,370	(27,710)	1,357,012	(33,235)
Industrial Other	14,092	(15)	11,214	(614)	25,306	(629)
Technology	-	-	13,938	(852)	13,938	(852)
Transportation	30,905	(207)	111,423	(5,251)	142,328	(5,458)
Utilities	252,419	(3,303)	429,194	(14,422)	681,613	(17,725)

Total Corporate	1,456,405	(19,626)	2,474,956	(103,953)	3,931,361	(123,579)

Non-Corporate
Asset Backed Securities	139,558	(608)	388,329	(8,412)	527,887	(9,020)
Collateralized Mortgage Obligations	620,790	(4,296)	1,286,663	(38,303)	1,907,453	(42,599)
Mortgage Backed Securities	152,527	(661)	303,444	(6,700)	455,971	(7,361)
Foreign Government & Agency Securities	-	-	13,865	(283)	13,865	(283)
U.S. Treasury & Agency Securities	147,386	(2,026)	86,591	(2,001)	233,977	(4,027)

Total Non-Corporate	1,060,261	(7,591)	2,078,892	(55,699)	3,139,153	(63,290)

Grand Total	$2,516,666	$(27,217)	$ 4,553,848	$(159,652)	$7,070,514	$ (186,869)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2006 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	2	12	14
Capital Goods	9	15	24
Communications	22	64	86
Consumer Cyclical	28	57	85
Consumer Noncyclical	14	10	24
Energy	13	15	28
Finance	80	137	217
Industrial Other	3	2	5
Technology	-	3	3
Transportation	8	47	55
Utilities	39	55	94

Total Corporate	218	417	635

Non-Corporate
Asset Backed Securities	29	125	154
Collateralized Mortgage Obligations	139	328	467
Mortgage Backed Securities	200	288	488
Foreign Government & Agency Securities	-	3	3
U.S. Treasury & Agency Securities	10	25	35

Total Non-Corporate	378	769	1,147

Grand Total	596	1,186	1,782
The Company’s available-for-sale fixed maturity gross unrealized loss position as of December 31, 2007 was $324.9 million greater than at December 31, 2006.  The increase in unrealized losses was primarily due to general credit spread widening, partially offset by a decrease in interest rates.  Credit spreads widened primarily due to the deterioration of the sub-prime mortgage market and other liquidity disruptions, impacting the overall credit market.

Deterioration in the U.S. housing market, combined with tightened lending conditions and the market’s flight to quality securities, as well as the increased likelihood of a U.S. recession, also caused credit spreads to widen considerably.  The sectors and industries most significantly impacted include mortgage originators, home builders, financial lenders, residential and commercial mortgage backed investments, and other structured products, including consumer loan backed investments.

The sectors in the Company’s portfolio that recognized the largest unrealized losses were financial services, asset-backed and mortgage-backed securities.  As of December 31, 2007, there were 604 securities accounting for unrealized losses of $152.6 million in the Finance sector.   Of these unrealized losses, 83.4% were related to investment grade issues (rated AAA through BBB-).  As of December 31, 2007, there were 1,144 collateralized mortgage obligations, asset-backed and mortgage-backed securities accounting for unrealized losses of $259.4 million. Of the losses, 99.7% were related to investment grade issues (rated AAA through BBB-).  All securities held at December 31, 2007 were subject to the Company’s portfolio monitoring process.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The Company has exposure to sub-prime and Alt-a residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans has recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-seven percent of the Company’s below-prime mortgage-backed securities, based upon fair value, were related to mortgages either issued before 2006 or having an AAA rating.  At December 31, 2007, the Company had exposure to residential sub-prime and Alt-a mortgages of $332.8 million and $176.2 million, respectively, representing approximately 2.4% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Realized Losses

The sales of securities in the year ended December 31, 2007, which were in an unrealized loss position at the time of sale were primarily due to actual liquidity needs that were different from anticipated liquidity needs.  Management responded by selling certain securities that were in an unrealized gain position and by reconsidering the Company’s intent to hold certain securities that were in an unrealized loss position until recovery and selling them at a loss.  The objective of these sales was to keep the portfolio optimally balanced and diversified with respect to asset mix, interest rate risk, yield, duration, and credit quality.

During the year ended December 31, 2007, the Company recorded realized losses totaling $52.3 million on sales of securities with an aggregate fair value of $1.8 billion.  The average percentage of selling price to amortized cost was 97%.  The largest single trading loss during the year ended December 31, 2007, was $1.5 million.  $33.8 million of the realized losses were generated by individual losses of $0.5 million or less.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2007	2006

Total mortgage loans	$ 2,318,341	$ 2,273,176

Real estate:
Held for production of income	201,777	186,891
Total real estate	$ 201,777	$ 186,891

Total mortgage loans and real estate	$ 2,520,118	$ 2,460,067

Accumulated depreciation on real estate was $31.8 million and $27.2 million at December 31, 2007 and 2006, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made.  The Company has impaired and impaired-but-performing mortgage loans totaling $3.3 million and $3.9 million at December 31, 2007 and 2006, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

2006
Mortgage loans	$ 6,272	$ 400	$ (2,744)	$ 3,928

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2007	2006
Property Type:
Office building	$ 820,803	$ 864,486
Residential	369	115,822
Retail	1,067,483	998,291
Industrial/warehouse	306,769	310,346
Apartment	109,919	-
Other	218,063	175,050
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

	2007	2006
Geographic region:

Alabama	$ 9,387	$ 7,824
Alaska	6,000	3,041
Arizona	449	56,964
Arkansas	59,024	474
California	132,829	179,502
Colorado	39,276	32,294
Connecticut	13,133	15,016
Delaware	7,188	20,445
Florida	269,254	264,316
Georgia	68,371	86,510
Idaho	3,885	2,635
Illinois	47,521	47,777
Indiana	32,584	23,471
Iowa	325	364
Kansas	7,853	6,089
Kentucky	29,396	32,000
Louisiana	38,470	38,314
Maine	13,425	12,508
Maryland	72,659	58,318
Massachusetts	139,203	141,485
Michigan	20,649	15,522
Minnesota	41,909	40,259
Mississippi	3,959	770
Missouri	64,624	88,348
Montana	30,843	483
Nebraska	13,457	12,615
Nevada	5,987	7,304
New Hampshire	762	961
New Jersey	37,952	44,003
New Mexico	13,787	10,097
New York	345,887	313,204
North Carolina	39,453	44,866
North Dakota	1,920	2,150
Ohio	148,743	145,692
Oklahoma	8,811	4,900
Oregon	33,852	23,910
Pennsylvania	132,665	136,091
South Carolina	33,334	31,688
South Dakota	949	977
Tennessee	39,405	41,161
Texas	348,817	295,284
Utah	27,088	30,710
Virginia	14,070	16,825
Washington	76,767	77,525
West Virginia	4,730	4,874
Wisconsin	17,785	18,663
All other	24,969	25,766
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

At December 31, 2007, scheduled mortgage loan maturities were as follows:

2008	$ 32,168
2009	33,457
2010	38,630
2011	123,728
2012	84,449
Thereafter	2,005,909
Total	$ 2,318,341

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $17.8 million and $99.0 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned.  The Company retains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral.  The fair value of collateral held and included in other invested assets was $533.5 million and $895.3 million at December 31, 2007 and 2006, respectively.  Fees earned on securities lending transactions were $2.2 million, $2.3 million and $1.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2007	2006
Lease contract receivable	$ 12,836	$ 18,631
Less: non-recourse debt	-	-
Net Receivable	12,836	18,631
Estimated value of leased assets	20,795	20,795
Less: unearned and deferred income	(4,304)	(6,506)
Investment in leveraged leases	29,327	32,920
Less: fees	(87)	(113)
Net investment in leveraged leases	$ 29,240	$ 32,807

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains (losses) on the translation of foreign currency denominated GIC liabilities of $45.5 million, $(90.2) million and $197.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Beginning in 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, “Accounting for Derivative Instruments,” is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2007	2006	2005
Net expense on swap agreements	$6,943	$(7,749)	$(64,915)
Change in fair value of swap agreements (interest rate, currency, and equity)	(255,727)	8,392	101,320
Change in fair value of options, futures and embedded derivatives	55,660	8,446	(19,931)
Total derivative (losses) income	$(193,124)	$9,089	$16,474

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counter-parties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2007 and 2006, $132.9 million and $43.0 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit Default Swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2006
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$10,759,984	$(84,860)
Currency swaps	488,377	169,618
Equity swaps	172,329	52,664
Currency forwards	3,570	2,493
Futures	1,008,792	(2,313)
Swaptions	1,500,000	1,428
S&P 500 index call options	4,166,184	337,441
S&P 500 index put options	1,103,502	16,879

Total	$19,202,738	$493,350

5. NET REALIZED INVESTMENT LOSSES AND GAINS

Net realized investment (losses) gains consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ (4,107)	$ (53,120)	$ 21,873
Equity securities	395	519	(6)
Mortgage and other loans	780	1,543	614
Real estate		-	318
Other invested assets	(32)	(19)	12,741
Other than temporary impairments	(68,092)	(6,329)	(29,707)
Sales of previously impaired assets	10,008	12,895	11,092

Total	$ (61,048)	$ (44,511)	$ 16,925

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ 863,779	$ 991,738	$ 921,803
Mortgages and other loans	153,228	135,515	103,253
Real estate	9,347	10,460	11,047
Policy loans	43,708	44,516	37,595
Other	44,426	38,858	55,245
Gross investment income	1,114,488	1,221,087	1,128,943
Less: Investment expenses	15,896	15,006	16,414
Net investment income	$ 1,098,592	$ 1,206,081	$ 1,112,529

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,169,701	$ 1,169,701	$ 578,080	$ 578,080
Fixed maturities	15,370,241	15,370,241	18,094,026	18,124,777
Equity securities	-	-	15,895	15,895
Mortgages	2,318,341	2,324,351	2,273,176	2,267,327
Derivative instruments -receivables	609,261	605,058	653,854	653,854
Policy loans	712,633	712,633	709,626	709,626
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

Financial liabilities:
Contractholder deposit funds and other policy liabilities	15,716,209	14,060,467	19,428,625	18,051,332
Derivative instruments - payables	446,640	442,437	160,504	160,504
Long-term debt to affiliates	1,945,000	2,045,867	1,325,000	1,370,223
Partnership capital securities	-	-	607,826	630,751
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Investments (continued):  Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair value of equity securities are based on quoted market prices.  Equity securities are included as a component of other invested assets.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values.  The current settlement values are based on dealer quotes and market prices.  Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and are included in contractholder deposit funds.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.  A brief discussion of the Company’s reinsurance agreements by business segment follows.  (Also, see Note 16 for additional information on the Company's business segments.)

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL’s in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion and $1.6 billion as of December 31, 2007 and 2006, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliate.

By reinsuring the SPWL policies, the Company reduced net investment income by $78.2 million, $97.0 million and $82.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The reduction of net investment income resulting from interest paid on funds withheld includes the impact from net investment income, net derivative (loss) income and net realized investment gains.  The Company also reduced interest credited by $73.0 million, $76.0 million and $57.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $8.9 million, $13.0 and $13.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  Fee income was reduced by $21.6 million, $37.8 million and $33.3 million for the years ended December 31, 2007, 2006 and 2005, respectively, to account for these agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the "Branch").  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business will also be reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007 pursuant to reinsurance agreement, the Company recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  As of December 31, 2007, Sun Life Vermont held assumed liabilities of $577.5 million of contractholder deposits and future contract and policy benefits of $23.7 million under the reinsurance agreement and a reinsurance payable to an affiliate of $33.1 million.  At December 31, 2007, Sun Life Vermont held assets consisting of a reinsurance receivable for funds withheld of $626.6 million, a reinsurance receivable for deferred costs of $22.3 million.  In addition, the reinsurance agreement has increased revenues by approximately $29.7 million, and increased expenses by $14.4 million for the year ended December 31, 2007.

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $626.6 million are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported in reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative at December 31, 2007 was a $3.1 million liability.  The $3.1 million loss is included in net derivative income.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

Group Protection Segment

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $0.7 million per claim for group life contracts ceded by the Company.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.  The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.  The retention limit was raised to $9,000 per claim per month for claims incurred or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The Company, through its subsidiary, SLNY, has an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2007	2006	2005
Premiums and annuity considerations:
Direct	$ 62,645	$ 61,713	$ 54,915
Assumed - Affiliated	50,986	-	-
Ceded - Affiliated	(25)	(7)	-
Ceded - Non affiliated	(2,990)	(2,514)	(2,933)
Net premiums and annuity considerations:	$ 110,616	$ 59,192	$ 51,982

Policyowner benefits:
Direct	$ 260,008	$ 197,872	$ 225,936
Assumed - Affiliated	30,430	-	-
Ceded - Affiliated	(27,620)	(34,524)	(34,061)
Ceded - Non-affiliated	(33,333)	(6,378)	(4,862)
Net policyowner benefits:	$ 229,485	$ 156,970	$ 187,013

Commission and expense:
Direct	5,617	25,175	12,149
Assumed – Affiliated	7,521	-	-
Ceded - Affiliated	(502)	(200)	(602)
Net commission and expense	12,636	24,975	11,547

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS

The Company sponsors three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans are the staff qualified pension plan (“retirement plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”). Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the two qualified pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to 2006 the Company participated in the UBF plan which was sponsored by SLOC and expensed the portion of the plan cost that was allocated to the Company.  Effective January 1, 2006 the plan was divided, with the Company taking over the benefit obligation and the associated unrecognized gain/loss and prior service cost/credit.  The Company has included the allocated projected benefit obligation (“PBO”) in a separate line in the PBO reconciliation, and accounted for the plan as the Company’s own from that point forward.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the retirement plan including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 chose to continue their participation in the plan (“Grandfathered participants”), (ii) those participants who are receiving severance or termination payments on December 31, 2005 and (iii) those participants who are receiving amounts paid under the Long Term Disability plan sponsored by the Company on December 31, 2005;

Due to the retirement plan changes, a $1.9 million curtailment charge was recognized in 2005.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of December 31, 2005, a "Grandfathered employee," or a “Rule 75 employee.”

A "Grandfathered employee" shall mean an active employee (i) who retires on or after January 1, 2006 and (ii) who as of January 1, 2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A "Rule 75 employee" shall mean an active employee (i) who is not a Grandfathered employee, ii) who retires on or after January 1, 2006, and (iii) who, when retires, is at least age 55 with 15 or more years of service and whose age plus service is at least 75.

For Grandfathered and Rule 75 employees, retiree medical coverage is provided at a reduced cost.

On September 29, 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and will adopt the year end measurement date in 2008.  As of December 31, 2007, the adoption of SFAS No. 158 as not had a material impact on the Company’s financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The following table sets forth the change in the retirement plan, agents’ pension plan and UBF plan projected benefit obligations and assets, as well as the plans’ funded status at December 31:

	2007	2006
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 261,380	$ 229,545
Other (uninsured benefit plan split)	-	28,118
Service cost	4,108	6,024
Interest cost	15,754	15,064
Actuarial gain	(11,210)	(9,862)
Benefits paid	(8,577)	(7,509)
Plan Amendments	1,302	-
Projected benefit obligation at end of year	$ 262,757	$ 261,380

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 269,712	$ 252,096
Other	(262)	(496)
Actual return on plan assets	30,951	25,621
Benefits paid	(8,577)	(7,509)
Fair value of plan assets at end of year	$ 291,824	$ 269,712

Information on the funded status of the plan:
Funded status	$ 29,067	$ 8,332
4th quarter contribution	(710)	(1,108)
Prepaid benefit cost	$ 28,357	$ 7,224

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The accumulated benefit obligation for the retirement plan, agents’ pension plan and UBF plan at December 31, 2007 and 2006 was $253.6 million and $249.4 million, respectively.

Amounts recognized in the Company’s Consolidated Balance Sheets for the retirement plan, agents’ pension plan and UBF plan consist of the following as of December 31:

	2007	2006
Other assets	$ 59,423	$ 38,345
Other liabilities	(31,066)	(31,121)
	$ 28,357	$ 7,224

Amounts recognized in the Company’s Accumulated Other Comprehensive Income (“AOCI”) consist of the following:

	2007	2006

Net actuarial gain	$ (22,103)	$ (1,923)
Prior service cost	4,529	3,564
Transition asset	(6,206)	(8,299)
	$ (23,780)	$ (6,658)

The retirement plan and agent’s pension plan are overfunded at December 31, 2007 and 2006. The funded status of the UBF plan as of December 31, 2007 and 2006 was as follows:

	2007	2006

Plan assets	$ -	$ -
Less: Projected benefit obligations	27,277	27,209
Funded status	$ (27,277)	$ (27,209)

Accumulated benefit obligation	$ 25,138	$ 24,084

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the retirement plan, agents’ plan, and UBF plan for the years ended December 31:

	2007	2006	2005

Components of net periodic benefit cost:
Service cost	$ 4,108	$ 6,024	$ 10,948
Interest cost	15,754	15,065	13,839
Expected return on plan assets	(21,874)	(21,672)	(20,092)
Amortization of transition obligation asset	(2,093)	(2,093)	(3,051)
Amortization of prior service cost	337	266	855
Curtailment loss	-	-	1,856
Recognized net actuarial (gain) loss	(107)	437	1,918
Net periodic benefit cost (benefit)	$ (3,875)	$ (1,973)	$ 6,273
The Company’s share of net periodic benefit cost	$ (3,875)	$ (1,973)	$ 4,116

Prior to becoming the plan sponsor of the UBF plan the cost allocated to the Company for its participation in the UBF Plan was $2.9 million for the year ended December 31, 2005.

Changes in the Company’s accumulated other comprehensive income related to the retirement plan, agents’ plan, and UBF plan for the following periods:

	2007	2006	2005

Net actuarial gain arising during the year	$ (20,287)	$ (1,923)	$ -
Net actuarial gain recognized during the year	107	-	-
Prior service cost arising during the year	1,302	3,564	-
Prior service cost recognized during the year	(337)	-	-
Transition asset recognized during the year	2,093	-	-
Transition asset arising during the year	-	(8,299)
Change in effect of additional minimum liability	-	(2,834)	2,834
Total recognized in AOCI	$ (17,122)	$ (9,492)	$ 2,834

Total recognized in net periodic benefit cost and other comprehensive income	$ (20,997)	$ (11,465)	$ 9,107

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial gain	$ (792)
Prior service cost	337
Transition asset	(2,093)
Total	$ (2,548)

Assumptions

Weighted average assumptions used to determine benefit obligations for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%
Rate of compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net benefit cost for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005

Discount rate	6.0%	5.8%	6.2%
Expected long term return on plan assets	8.25%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

Plan Assets

The asset allocation for the Company’s retirement plan and agents’ plan assets for 2007 and 2006 measurement, and the target allocation for 2008, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2008	2007	2006

Equity Securities	60%	65%	63%
Debt Securities	25	26	27
Commercial Mortgages	15	9	10
Total	100%	100%	100%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Cash Flow

Due to the over funded status of the retirement plan and the agent’s pension plan, the Company will not be making contributions to those plans in 2008. The Company will be making a contribution of $1.3 million to the UBF plan in 2008.

The Company has estimated the following future benefit payments for the years 2008 through 2017:

Pension Benefits
2008	9,320
2009	9,991
2010	10,629
2011	11,531
2012	12,495
2013 to 2017	76,413

Savings and Investment Plan

The Company sponsors and participates in a savings account that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

❖

❖           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

Effective January 1, 2006, the Savings and Investment Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

❖ Age Plus Service	❖ Company Contribution
❖ Less than 40	❖ 3%
❖ At least 40 but less than 55	❖ 5%
❖ At least 55	❖ 7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

❖	❖ Service
❖ Age	❖ Less than 5 years	❖ 5 or more years
❖ At least 40 but less than 43	❖ 3.0%	❖ 5.0%
❖ At least 43 but less than 45	❖ 3.5%	❖ 5.5%
❖ At least 45	❖ 4.5%	❖ 6.5%

For RIA participants who did not become participants in the retirement plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2007 employer contributions under the 401(k) Plan sponsorship for the Company and its affiliates was $21.8 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $ 16.1 million, $10.8 million and $4.6 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company’s 2005 contribution includes a $1.6 million accrued retroactive adjustment related to the January 1, 2006 amendments to the 401(k) Plan.  This retroactive adjustment was funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents (the “Retirement Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

❖

❖           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007 to settle the unfunded APBO undertaken by the Company.

The following table sets forth the change in the post-retirement benefit plan’s obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2007	2006

Benefit obligation at beginning of year	$ 45,852	$ 51,300
Service cost	1,234	1,311
Interest cost	2,915	2,967
Actuarial loss (gain)	213	(7,220)
Benefits paid	(2,979)	(2,756)
Federal Subsidy	194	250
Unfunded APBO as a result of EBG acquisition	4,800	-
Benefit obligation at end of year	$ 52,229	$ 45,852

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,979	2,756
Benefits paid	(2,979)	(2,756)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (52,229)	$ (45,852)
4th quarter contribution	532	600
Unrecognized prior service cost	-	-
Accrued benefit cost	$ (51,697)	$ (45,252)

Amounts recognized in the Company’s Consolidated Balance Sheets for the post-retirement benefit plan consist of the following:

	2007	2006

Other liabilities	$ (51,697)	$ (45,252)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’ AOCI consist of the following:

	2007	2006

Net actuarial loss	$ 13,437	$ 14,070
Prior service credit	(4,551)	(5,080)
	$ 8,886	$ 8,990

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company’s allocated share for the year ended December 31:

	2007	2006	2005
Components of net periodic benefit cost
Service cost	$ 1,234	$ 1,311	$ 1,333
Interest cost	2,915	2,967	2,994
Amortization of prior service cost	(529)	(529)	(241)
Recognized net actuarial loss	912	1,450	1,273
Net periodic benefit cost	$ 4,532	$ 5,199	$ 5,359

The Company’s share of net periodic benefit cost	$ 3,910	$ 4,501	$ 4,947

Changes in the Company’s AOCI for the following periods:

	2007	2006	2005

Net actuarial loss arising during the year	$ 279	$ 14,070	$ -
Net actuarial loss recognized during the year	(912)
Prior service cost arising during the year		(5,080)	-
Prior service cost recognized during the year	529
Total recognized in AOCI	$ (104)	$ 8,990	$ -

Total recognized in net periodic benefit cost and other comprehensive income	$ 3,806	$ 13,491	$ 4,947

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial loss	$ 916
Prior service credit	(529)
Transition (asset)/obligation	-
Total	$ 387

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%

Weighted average assumptions used to determine net cost were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.0%	5.8%	6.2%

In order to measure the post-retirement benefit obligation for 2007, the Company assumed a 9% annual rate of increase in the per capita cost of covered health care benefits.  In addition, medical cost inflation is assumed to be 9.5% in 2008 and assumed to decrease gradually to 5.00% for 2013 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 4,570	$ (4,152)

Effect on total of service and interest cost	$ 397	$ (372)

The Company has estimated the following future benefit payments for the years 2008 through 2017:

	Other Benefits	Expected Federal Subsidy
2008	$ 3,146	$ 236
2009	3,309	246
2010	3,474	252
2011	3,638	258
2012	3,768	260
2013 to 2017	$ 20,479	$ 1,226

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $63.0 million and $54.1 million at December 31, 2007 and January 1, 2007, respectively.  Of the $63.0 million, $6.4 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $56.6 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2007.

The net increase in the tax liability for UTBs of $8.9 million since the date of adoption resulted from the following:

Balance at January 1, 2007	$54,086
Gross increases related to tax positions in prior years	20,717
Gross decreases related to tax positions in prior years	(11,760)
Gross increases related to tax positions in current year	-
Settlements	-
Close of tax examinations/statutes of limitations	-

Balance at December 31, 2007	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  The Company had accrued $10.8 million of gross interest as of January 1, 2007.  During the year ended December 31, 2007, the Company recognized an additional $2.0 million in gross interest related to UTBs.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2001 and 2002.  The Company is currently at the Appeals Division of the IRS ("Appeals") with respect to the tax years 2001 and 2002.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  This examination is anticipated to be completed by August 1, 2008. While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company does not believe that any adjustments would be material to its financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2007 as the Company did for the years ended December 31, 2006 and 2005. The Company’s subsidiaries, INDY and SLNY, will be included as part of the consolidation for the year ended December 31, 2007.  For the years ended December 31, 2006 and 2005, INDY and SLNY filed stand-alone federal income tax returns.  Sun Life Vermont, a new subsidiary in 2007, will also be included as part of the consolidated return for the year ended December 31, 2007.  A summary of the components of income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2007	2006	2005
Income tax (benefit) expense:
Current	$(108,526)	$(5,792)	$11,237
Deferred	84,668	4,180	28,852

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2007	2006	2005

Expected federal income tax expense	$407	$26,838	$60,210
Low income housing credit	(5,490)	(6,225)	(5,947)
Separate account dividend received deduction	(11,988)	(13,090)	(10,150)
Prior year adjustments/settlements	932	(8,396)	(2,802)
FIN 48 adjustments/settlements	(6,375)	-	-
Other items	(1,775)	(844)	(1,220)

Federal income tax (benefit) expense	(24,289)	(1,717)	40,091
State income tax expense (benefit)	431	105	(2)

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2007	2006
Deferred tax assets:
Actuarial liabilities	$110,617	$128,848
Net operating loss	-	7,954
Investments, net	230,416	146,116
Total deferred tax assets	341,033	282,918

Deferred tax liabilities:
Deferred policy acquisition costs	(322,461)	(250,469)
Other	(2,627)	(28,852)
Total deferred tax liabilities	(325,088)	(279,321)

Net deferred tax asset	$15,945	$3,597

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $16.2 million and $32.0 million in 2007 and 2005, respectively, and made income tax payments of $22.7 million in 2006.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2007	2006

Balance at January 1	$ 36,689	$ 33,141
Less reinsurance recoverable	(5,906)	(5,886)
Net balance at January 1	30,783	27,255
Incurred related to:
Current year	96,377	26,644
Prior years	(1,805)	(1,294)
Total incurred	94,572	25,350
Paid losses related to:
Current year	(47,531)	(14,881)
Prior years	(8,867)	(6,941)
Total paid	(56,398)	(21,822)

Balance at December 31	74,878	36,689
Less reinsurance recoverable	(5,921)	(5,906)

Net balance at December 31	$ 68,957	$ 30,783

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.   Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million and $1.3 million in 2007 and 2006, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,848,818	$ 1,612,783	66.4
Minimum Income	$ 387,699	$ 56,526	60.0
Minimum Accumulation or Withdrawal	$ 3,068,060	$ 41	61.9

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2006:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2006	$ 41,749	$ 3,000	$ 44,749

Benefit Ratio Change / Assumption Changes	(6,594)	(925)	(7,519)
Incurred guaranteed benefits	51,255	383	51,638
Paid guaranteed benefits	(49,242)	(1,153)	(50,395)
Interest	2,755	143	2,898

Balance at December 31, 2006	$ 39,923	$ 1,448	$ 41,371

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.  The net balance of GMABs and GMWBs constituted (a liability) an asset in the amount of $(37.4) million and $8.4 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$1,234,206	$1,341,377
Acquisition costs deferred	356,087	264,648
Amortized to expense during the year	(169,799)	(391,585)
Adjustment for unrealized investment losses during the year	182,903	19,766
Balance at December 31	$1,603,397	$1,234,206

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and customer renewals acquired for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$47,744	$53,670
Amount capitalized due to acquisition of new business	23,854	-
Amortized to expense during the year	(19,322)	(7,597)
Adjustment for unrealized investment (gains) losses during the year	(470)	1,671
Balance at December 31	$51,806	$47,744

Additions to VOBA and customer renewals acquired were a result of the SLHIC to SLNY asset transfer, as described in Footnote 1.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “contracts”) in the State of New York.  These contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to SLNY contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term "Other Subs" is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC and VOBA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$19,735	$32,247	$-	$-	$51,982
Net investment income	958,397	94,264	59,599	269	1,112,529
Net derivative income	16,743	-	-	(269)	16,474
Net realized investment gains (losses)	20,924	(4,086)	87	-	16,925
Fee and other income	346,449	13,578	2,248	-	362,275

Total revenues	1,362,248	136,003	61,934	-	1,560,185

Benefits and Expenses

Interest credited	567,028	69,641	833	-	637,502
Interest expense	72,122	-	51,157	-	123,279
Policyowner benefits	161,350	25,663	-	-	187,013
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Other operating expenses	172,753	23,489	301	-	196,543

Total benefits and expenses	1,207,583	128,284	52,291	-	1,388,158

Income before income tax expense, and minority interest share of loss	154,665	7,719	9,643	-	172,027

Income tax expense	34,757	2,278	3,054	-	40,089
Equity in the net income of subsidiaries	12,030	-	3,074	(15,104)	-
Minority interest share of loss	(1,214)	-	-	-	(1,214)

Net income	$133,152	$5,441	$9,663	$(15,104)	$133,152

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$12,061,211	$1,463,043	$113,719	$-	$13,637,973
Trading fixed maturities at fair value	3,856,053	-	-	-	3,856,053
Subordinated note from affiliate held-to-maturity	-	-	600,000	-	600,000
Investment in subsidiaries	449,307	-	63,952	(513,259)	-
Mortgage loans	2,111,884	161,292	-	-	2,273,176
Derivative instruments – receivable	653,854	-	-	-	653,854
Limited partnerships	193,728	-	-	-	193,728
Real estate	157,281	-	29,610	-	186,891
Policy loans	672,553	139	36,934	-	709,626
Other invested assets	884,304	65,922	-	-	950,226
Cash and cash equivalents	513,190	54,231	10,659	-	578,080
Total investments and cash	21,553,365	1,744,627	854,874	(513,259)	23,639,607

Accrued investment income	266,141	15,125	9,952	-	291,218
Deferred policy acquisition costs	1,149,185	85,021	-	-	1,234,206
Value of business acquired	47,744	-	-	-	47,744
Net deferred tax asset	8,587	-	1,963	(6,953)	3,597
Goodwill	658,052	37,788	5,611	-	701,451
Receivable for investments sold	30,146	1,244	1,851	-	33,241
Reinsurance receivable	1,812,093	5,906	-	-	1,817,999
Other assets	136,406	15,146	1,678	-	153,230
Separate account assets	20,190,709	796,827	72,719	-	21,060,255

Total assets	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,945,270	$1,437,396	$45,959	$-	$19,428,625
Future contract and policy benefits	696,012	54,100	-	-	750,112
Payable for investments purchased	210,668	5,735	2,062	-	218,465
Accrued expenses and taxes	141,607	-	213	2,875	144,695
Deferred tax liability	-	6,953	-	(6,953)	-
Debt payable to affiliates	1,325,000	-	-	-	1,325,000
Partnership capital securities	-	-	607,826	-	607,826
Reinsurance payable to affiliate	1,605,626	-	-	-	1,605,626
Derivative instruments – payable	160,504	-	-	-	160,504
Other liabilities	1,073,678	90,517	16,766	(2,875)	1,178,086
Separate account liabilities	20,190,709	796,827	72,719	-	21,060,255

Total liabilities	43,349,074	2,391,528	745,545	(6,953)	46,479,194

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,143,408	239,963	185,529	(425,492)	2,143,408
Accumulated other comprehensive income	14,030	1,432	1,369	(2,801)	14,030
Retained earnings	339,479	66,661	13,663	(80,324)	339,479

Total stockholder’s equity	2,503,354	310,156	203,103	(513,259)	2,503,354

Total liabilities and stockholder’s equity	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount and premiums	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and SIA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC and VOBA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)
Purchases of trading fixed maturities, net of sales	475,340	-	(576,176)	-	(100,836)

Net cash provided by operating activities	1,145,265	89,463	(496,573)	(63,995)	674,160

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)
Early redemption premium	-	-	25,578	-	25,578

Net cash provided by investing activities	$1,677,596	$123,004	$701,089	$-	$2,501,689

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Issuance of debt	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Amortization of discount and premiums	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268
Purchases of trading fixed maturities, net of sales	(1,866,153)	-	-	-	(1,866,153)

Net cash (used in) provided by operating activities	(976,396)	68,861	7,837	(8,000)	(907,698)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash provided by investing activities	$1,209,820	$191,610	$2,379	$-	$1,403,809

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Issuance of debt	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash provided by (used in) financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$133,152	$5,441	$9,663	$(15,104)	$133,152
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Minority interest in loss	(1,214)	-	-	-	(1,214)
Amortization of discount and premiums	63,251	7,224	882	-	71,357
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Depreciation and amortization	3,338	-	647	-	3,985
Net (gains) losses on derivatives	(77,294)	-	-	269	(77,025)
Net realized (gain) loss on available-for-sale investments	(20,924)	4,086	(87)	-	(16,925)
Changes in fair value of trading investments	80,324	-	-	-	80,324
Net realized gains on trading	(11,162))	-	-	-	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(48,244)	-	-	-	(48,244)
Interest credited to contractholder deposits	567,028	69,641	833	-	637,502
Deferred federal income taxes	22,860	(947)	134	-	22,047
Equity in net income of subsidiaries	(12,030)	-	(3,074)	15,104	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(252,271)	(9,646)	-	-	(261,917)
Accrued investment income	17,191	844	(119)	-	17,916
Net reinsurance receivable/payable	85,381	495	-	-	85,876
Future contract and policy benefits	24,387	736	-	-	25,123
Other, net	25,350	29,109	(654)	(269)	53,536
Purchases of trading fixed maturities, net of sales	(651,921)	-	-	-	(651,921)

Net cash (used in) provided by operating activities	181,532	116,474	8,225	-	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,955,938	673,665	55,405	-	5,685,008
Mortgage loans	109,854	7,584	-	-	117,438
Real estate	947	-	-	-	947
Other invested assets	483,700	-	-	-	483,700
Net cash from sale of subsidiary	17,040	-	-	-	17,040
Purchases of:
Available-for-sale fixed maturities	(4,642,052)	(568,813)	(58,346)	-	(5,269,211)
Mortgage loans	(374,931)	(15,445)	-	-	(390,376)
Real estate	(6,264)	-	(384)	-	(6,648)
Other invested assets	(171,539)	-	-	-	(171,539)
Net change in other investing activities	(239,910)	-	-	-	(239,910)
Net change in policy loans	(5,471)	(35)	42	-	(5,464)
Net change in short-term investments	(4,576)	-	-	-	(4,576)

Net cash provided by investing activities	$122,736	$96,956	$(3,283)	$-	$216,409

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,663,596	$53,495	$-	$3050	$2,720,141
Withdrawals from contractholder deposit funds	(3,142,775)	(255,647)	(2,996)	(3050)	(3,404,468)
Issuance of debt	100,000	-	-	-	100,000
Dividends paid to parent	(150,600)	-	-	-	(150,600)
Additional capital contributed to subsidiaries	(340)	-	340	-	-
Other, net	6,992	-	-	-	6,992

Net cash provided by (used in) financing activities	(523,127)	(202,152)	(2,656)	-	(727,935)

Net change in cash and cash equivalents	(218,859)	11,278	2,286	-	(205,295)

Cash and cash equivalents, beginning of period	500,199	43,262	9,488	-	552,949

Cash and cash equivalents, end of period	$281,340	$54,540	$11,774	$-	$347,654

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to more closely align with rating agency standards.  The changes impact the amount of capital and income on capital that is allocated to the Wealth Management, Individual Protection and Group Protection Segments from the Corporate Segment.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability, dental and stop loss insurance to small and mid-size employers in the State of New York, through the Company's subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, certain consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense and minority interest	122,311	3,544	271	45,901	172,027

Net income	93,570	2,443	176	36,963	133,152

Total assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the years ended December 31, 2007, 2006 and 2005, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory capital and surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2007	2006	2005

Statutory capital and surplus	$ 1,790,457	$ 1,610,425	$ 1,778,241
Statutory net (loss) income	(913,114)	123,305	140,827

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $179.0 million in 2008 without prior approval from the Delaware Commissioner of Insurance.

In 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.  In 2005, the Company’s board of directors approved and the Company paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2008 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2007, 2006 or 2005.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.3 million in 2008 without prior approval from the Rhode Island Commissioner of Insurance.  .No dividends were paid by INDY during 2007, 2006 or 2005.

The Company’s new Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that its surplus and capital exceeds specified risk-based capital levels.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31 were as follows:

	2007	2006	2005
Unrealized (losses) gains on available-for-sale securities	$ (317,402)	$ 38,400	$ 56,493
Changes in reserves due to unrealized (losses) gains on available-for-sale securities	(26,702)	(9,346)	(22,039)
Unrealized gains (losses) on pension and other postretirement plan adjustments	14,894	(2,332)	(2,834)
Changes in DAC due to unrealized (losses) gains on available-for-sale securities	189,687	(2,719)	(12,842)
Changes in VOBA due to unrealized (losses) gains on available-for-sale securities	-	470	(1,201)
Tax effect and other	47,120	(10,443)	1,683

Accumulated Other Comprehensive (Loss) Income	$ (92,403)	$ 14,030	$ 19,260

20. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2006-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the year ended December 31, 2007, the Company recorded a benefit of $12.0 million related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2007, minimum future lease payments under such leases were as follows:

2008	$ 1,377
2009	283
2010	45
Total	$ 1,705

Total rental expense for the years ended December 31, 2007, 2006 and 2005 was $9.4 million, $7.6 million and $8.5 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008.  As of December 31, 2007, the minimum future lease payments under the sublease agreements was $0.3 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 27, 2008

PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE LARGE CASE

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
November 3, 2008

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Life Large Case VUL prospectus, dated November 3, 2008.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.) ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	3
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT G
FINANCIAL STATEMENTS OF THE COMPANY

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.). Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening holding company subsidiaries: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.  Sun Life of Canada (U.S.) Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account.  The Variable Account will be fully funded at all times for the purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2008, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the adoption of the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account G that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 18, 2008, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

o	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

o	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2005, 2006 and 2007, Clarendon retained no commissions in connection with the distribution of the Policies.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed

Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.  To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable an Insured to cover the cost of the increased mortality risk borne by the Company.  The cost of insurance charges are based on the 2001 Commissioner's Standard Ordinary Mortality Table, sex-distinct and unisex.
Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations.  The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses.  The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records.  To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges.  The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners.  A policyowner may pay more or less than the actual tax obligations applicable to the Policy.
Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium.  For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium.  The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.  Additional information may be obtained by calling the Company at 1-888-594-2654.

Increase in Face Amount.  You may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next monthly anniversary day following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS
The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007

Assets:
Investments in:	Shares	Cost	Value
AIM V.I. Basic Value Fund Sub-Account (AI6)	3,022	$40,491	$38,467
AIM V.I. Capital Appreciation Fund Sub-Account (AI1)	93,187	2,028,285	2,736,890
AIM V.I. Core Equity Fund Sub-Account (AI3)	1,414	36,048	41,173
AIM V.I. Dynamics Fund Sub-Account (IV1)	900	16,665	17,324
AIM V.I. Mid Cap Core Equity Fund Sub-Account (A22)	14,019	209,031	204,259
AIM V.I. Small Cap Equity Fund Sub-Account (ASC)	5,348	85,713	83,048
AIM V.I. Small Company Growth Fund Sub-Account (IV2) (1)	-	-	-
AIM V.I. International Growth Fund Sub-Account (AI4)	40,072	1,124,213	1,347,613
Alger American MidCap Growth Portfolio Sub-Account (AL4)	76,875	1,705,497	1,815,796
AllianceBernstein VP Global Technology Fund Sub-Account (AN2)	1,432	24,702	29,080
AllianceBernstein VP Growth and Income Fund Sub-Account (AN3)	5,467	144,773	145,160
AllianceBernstein VP International Growth Portfolio Sub-Account (AN4)	77,725	2,046,044	1,922,134
AllianceBernstein VP Small Cap Growth Portfolio Sub-Account (AN5)	10,389	145,741	157,803
AllianceBernstein VPS International Value Portolio Sub-Account (IVP)	793,826	19,323,082	19,956,794
Delaware VIP Growth Opportunities Series Sub-Account (DGO)	4,248	92,482	90,741
Delaware VIP REIT Series Sub-Account (DRS)	21,319	370,812	337,485
Delaware VIP Small Cap Value Series Sub-Account (DSV)	68,878	2,177,880	1,973,364
Delaware VIP Trend Series: SC Sub-Account (DTS)	4,300	155,331	165,542
Dreyfus Emerging Leaders Portfolio Sub-Account (DEL) (2)	-	-	-
Dreyfus MidCap Stock Portfolio Sub-Account (DMC)	3,275	54,165	50,826
Dreyfus VIF Appreciation Portfolio Sub-Account (DCA)	9,907	418,048	444,412
Dreyfus VIF Developing Leaders Portfolio Sub-Account (DSC)	81,550	3,398,177	2,637,313
Dreyfus VIF Growth and Income Portfolio Sub-Account (DGI)	635	14,409	16,140
Dreyfus VIF Quality Bond Portfolio Sub-Account (DQB)	591,750	6,657,629	6,556,594
Dreyfus Stock Index Fund Sub-Account (DSI)	1,859,546	61,857,815	69,547,016
DWS Dreman High Return Equity VIP: Class A Sub-Account (SHR)	6,638	100,365	95,581
DWS Small Cap Index VIP: Class A Sub-Account (SSI)	245,137	3,707,661	3,605,970
DWS Small Cap Index VIP: Class B Sub-Account (SSC)	132,217	1,965,156	1,943,596
DWS Dreman Small Cap Value VIP: Class A Sub-Account (SCV)	19,719	410,196	396,741
Fidelity VIP Asset Manager: Growth Portfolio Sub-Account (AMG)	2,246	29,295	34,833
Fidelity VIP Contrafund ® Portfolio Sub-Account (FCN)	522,633	16,563,145	14,581,461
Fidelity VIP Contrafund ® Portfolio SC 2 Sub-Account (FL1)	99,659	3,068,878	2,736,627
Fidelity VIP Equity Income Portfolio Sub-Account (FEI)	126,818	3,205,203	3,032,220
Fidelity VIP Equity Income Portfolio Sub-Account (FE2)	19,034	496,087	455,114
Fidelity VIP Growth & Income Portfolio Sub-Account (FVG)	4,628	73,128	78,715
Fidelity VIP Growth Portfolio Sub-Account (FGP)	5,890	217,796	265,752
Fidelity VIP Growth Portfolio SC 2 Sub-Account (FL3)	19,953	715,811	890,922
Fidelity VIP High Income Portfolio Sub-Account (FHI)	163,582	1,058,909	978,220
Fidelity VIP Index 500 Portfolio Sub-Account (FIP)	231	29,956	37,954
Fidelity VIP Investment Grade Bond Portfolio Sub-Account (FIG)	1,422,065	17,875,422	18,145,545
Fidelity VIP Mid Cap Portfolio Sub-Account (FMC)	3,436	116,558	124,244
Fidelity VIP Money Market Portfolio Sub-Account (FMM)	153,872	153,872	153,872
Fidelity VIP Money Market Portfolio SC Sub-Account (FL5)	40,873,039	40,873,039	40,873,039
Fidelity VIP Overseas Portfolio Sub-Account (FOF)	7,582	181,706	191,978
Fidelity VIP Overseas Portfolio SC 2 Sub-Account (FL2)	45,840	996,496	1,151,509
Franklin Global Real Estate Securities Fund Sub-Account (FRE)	11,381	346,635	289,296
Franklin Small-Mid Cap Growth Securities Fund Sub-Account (FSC)	27,488	601,448	642,949
GSAM VIT Structured U.S. Equity Fund Sub-Account (GS3)	12,346	166,589	162,473
GSAM VIT Capital Growth Fund Sub-Account (GS7)	8,360	95,732	106,427
Janus Aspen Series Mid Cap Value Portfolio Sub-Account (MVP)	202,282	3,520,032	3,396,316
J.P. Morgan Bond Portfolio Sub-Account (JBP)	1,203,281	14,022,736	13,452,686
J.P. Morgan Small Company Portfolio Sub-Account (JP3)	38,053	586,214	611,128
J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account (JP1)	8,518	114,434	134,507
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account (LA1)	108,912	3,104,694	3,039,739
Lord Abbett Series Fund International Portfolio Sub-Account (LA3)	27,168	330,248	294,232
Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account (LA2)	280,270	6,069,346	5,297,108
Mercury Value Opportunities V.I. Fund Sub-Account (MLV)	137,088	3,344,119	2,619,745
MFS/Sun Life Bond Series SC Sub-Account (MF7)	18,338	196,064	198,232
MFS/Sun Life Capital Opportunities Series SC Sub-Account (CO1) (3)	-	-	-

(1) Fund closed on April 30, 2007
(2) Fund closed on March 9, 2007
(3) Fund closed on June 22, 2007

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007 - continued

Assets:
Investments in (continued):	Shares	Cost	Value
MFS/Sun Life Capital Appreciation Series Sub-Account (MF1)	2,890	$52,708	$65,730
MFS/Sun Life Capital Appreciation Series SC Sub-Account (MFD)	87	1,638	1,967
MFS/Sun Life Core Equity Series SC Sub-Account (RG1)	8,581	141,484	140,902
MFS/Sun Life Emerging Growth Series Sub-Account (MF2)	7,322	123,808	163,794
MFS/Sun Life Emerging Growth Series SC Sub-Account (MFF)	9,188	167,118	202,233
MFS/Sun Life Global Growth Series Sub-Account (GGR)	15,116	211,102	265,136
MFS/Sun Life Government Securities Series Sub-Account (MF6)	277,312	3,407,604	3,574,552
MFS/Sun Life Government Securities Series SC Sub-Account (MFK)	4,841	60,801	62,012
MFS/Sun Life High Yield Series SC Sub-Account (MFC)	11,892	79,454	77,301
MFS/Sun Life International Growth Series SC Sub-Account (IG1)	114,510	1,766,297	2,007,360
MFS/Sun Life International Growth Series Sub-Account (IGS)	703,090	11,758,300	12,395,473
MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account (M11)	12,133	107,172	141,830
MFS/Sun Life Massachusetts Investors Growth Stock Series SC Sub-Account (M1B)	88,402	977,242	1,024,578
MFS/Sun Life Massachusetts Investors Trust Series Sub-Account (MF9)	563	18,852	19,980
MFS/Sun Life Massachusetts Investors Trust Series SC Sub-Account (MFL)	8,000	270,786	281,850
MFS/Sun Life Money Market Series Sub-Account (MMS)	118,117,869	118,117,869	118,117,869
MFS/Sun Life New Discovery Series Sub-Account (M10)	1,309	22,016	21,257
MFS/Sun Life New Discovery Series SC Sub-Account (M1A)	81,249	1,105,526	1,297,543
MFS/Sun Life Research International Series Sub-Account (RIS)	414,777	7,813,690	8,262,354
MFS/Sun Life Research Series Sub-Account (RES)	342	6,345	7,197
MFS/Sun Life Research Series SC Sub-Account (RE1)	26,617	435,188	556,021
MFS/Sun Life Strategic Growth Series Sub-Account (SG1) (1)	-	-	-
MFS/Sun Life Strategic Income SC Sub-Account (SI1)	10,776	115,562	111,313
MFS/Sun Life Total Return Series Sub-Account (TRS)	209,560	4,080,010	4,086,425
MFS/Sun Life Total Return Series SC Sub-Account (MFJ)	208,177	4,000,888	4,024,060
MFS/Sun Life Utilities Series Sub-Account (MF5)	19,936	545,168	588,516
MFS/Sun Life Utilities Series SC Sub-Account (MFE)	13,916	347,951	407,593
MFS/Sun Life Value Series Sub-Account (EIS)	9,515	187,753	178,683
MFS/Sun Life Value Series SC Sub-Account (MV1)	51,565	867,828	962,197
MFS/Sun Life Mid Cap Growth Series SC Sub-Account (MC1)	129,226	699,606	856,765
Mutual Shares Securities Fund Sub-Account (FSS)	22,119	452,132	451,678
Neuberger Berman AMT Limited Maturity Bond Portfolio Sub-Account (NLM)	43,512	559,363	565,660
Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account (NMC)	6,271	148,275	178,734
Neuberger Berman AMT Partners Portfolio Sub-Account (NPP)	1,482	33,472	30,788
Neuberger Berman AMT Regency Portfolio Sub-Account (NAR)	157,256	2,561,174	2,552,261
Oppenheimer Capital Appreciation Fund/VA Sub-Account (OCF)	202,101	8,156,709	9,535,104
Oppenheimer Global Securities Fund/VA Sub-Account (OGS)	109,681	3,955,605	4,014,308
Oppenheimer Main Street Small Cap Fund®/VA Sub-Account (OSC)	133,617	2,476,722	2,431,836
PIMCO VIT Emerging Markets Bond Portfolio Sub-Account (PMB)	5,634	77,095	77,011
PIMCO VIT High Yield Portfolio Sub-Account (PHY)	433,913	3,598,413	3,493,003
PIMCO VIT Low Duration Portfolio Sub-Account (PLD)	10,473	105,104	107,869
PIMCO VIT Real Return Portfolio Sub-Account (PRR)	903,305	10,814,756	11,354,545
PIMCO VIT Total Return Portfolio Sub-Account (PTR)	3,206,608	32,333,492	33,637,316
Royce Capital Fund - Small Cap Portfolio Sub-Account (SCP)	115,772	1,251,486	1,153,085
Rydex VT Nova Fund Sub-Account (RX1)	2,478	25,875	24,932
Rydex VT OTC Fund Sub-Account (RX2)	10	154	184
Sun CapitalSM All Cap Fund Sub-Account (SCM)	40,266	474,816	433,665
Sun Capital Investment Grade Bond Fund ® Sub-Account (SC2)	323,037	3,161,013	3,062,394
Sun CapitalSM Money Market Fund Sub-Account (SC1)	45,530,914	45,530,914	45,530,914
Sun Capital Real Estate Fund ® Sub-Account (SC3)	526,270	11,003,530	9,599,171
SCSM Blue Chip Mid Cap Fund Sub-Account (SC5)	336,978	6,695,280	6,048,757
SCSM Davis Venture Value Fund Sub-Account (SC7)	7,989	105,524	109,046
SCSM Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	62,385	875,308	809,754
Templeton Foreign Securities Fund: Class 1 Sub-Account (TFS)	193,378	3,202,549	3,979,713
Templeton Foreign Securities Fund: Class 2 Sub-Account (FTI)	43,316	762,393	877,148
Templeton Growth Securities Fund: Class 1 Sub-Account (TSF)	545,465	7,703,565	8,552,896
Templeton Growth Securities Fund: Class 2 Sub-Account (FTG)	5,376	76,472	83,003
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	100,974	1,124,556	1,192,498

(1) Fund closed on June 22, 2007

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007 - continued

Assets:
Investments in (continued):	Shares	Cost	Value
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	1,118,849	$26,784,874	$26,505,521
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	4,827	103,120	106,578
Van Kampen UIF Mid Cap Growth Portfolio Sub-Account (VMG)	460,695	5,650,307	6,716,931
Van Kampen LIT Comstock Portfolio Sub-Account (VCP)	48,129	678,280	667,063
Van Kampen LIT Growth and Income Portfolio Sub-Account (VGI)	25,858	554,805	552,328
Wanger U.S. Smaller Companies (USC)	14,719	526,698	533,711
Total Assets:		$565,517,600	$575,205,602
See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007 - continued

Net Assets Applicable to Contract Owners:
Investments in:	Units	Net Asset Value
AI6	2,932	$38,467
AI1	212,397	2,736,890
AI3	2,288	41,173
IV1	860	17,324
A22	14,365	204,259
ASC	8,322	83,048
IV2(1)	-	-
AI4	54,765	1,347,613
AL4	105,767	1,815,796
AN2	1,794	29,080
AN3	8,911	145,160
AN4	56,357	1,922,134
AN5	8,114	157,803
IVP	1,459,441	19,956,794
DGO	5,948	90,741
DRS	20,548	337,485
DSV	138,008	1,973,364
DTS	12,237	165,542
DEL(2)	-	-
DMC	4,038	50,826
DCA	28,995	444,412
DSC	202,961	2,637,313
DGI	1,186	16,140
DQB	417,322	6,556,594
DSI	5,698,584	69,547,016
SHR	6,772	95,581
SSI	259,084	3,605,970
SSC	101,087	1,943,596
SCV	26,622	396,741
AMG	2,908	34,833
FCN	483,601	14,581,461
FL1	125,764	2,736,627
FEI	145,662	3,032,220
FE2	42,111	455,114
FVG	5,485	78,715
FGP	13,398	265,752
FL3	57,043	890,922
FHI	76,674	978,220
FIP	1,858	37,954
FIG	1,057,995	18,145,545
FMC	10,016	124,244
FL5	3,578,472	40,873,039
FOF	10,433	191,978
FL2	49,399	1,151,509
FRE	26,332	289,296
FSC	45,929	642,949
GS3	10,710	162,473
GS7	7,663	106,427
MVP	282,357	3,396,316
JBP	786,014	13,452,686
JP3	33,061	611,128
JP1	9,038	134,507
LA1	175,710	3,039,739
LA3	15,410	294,232
LA2	296,991	5,297,108
MLV	186,062	2,619,745
MF7	16,775	198,232
CO1(3)	-	-

(1) Fund closed on April 30, 2007
(2) Fund closed on March 9, 2007
(3) Fund closed on June 22, 2007

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007 - continued

Net Assets Applicable to Contract Owners (continued):
Investments in:	Units	Net Asset Value
MF1	5,090	$65,730
MFD	145	1,967
RG1	14,150	140,902
MF2	8,527	163,794
MFF	11,835	202,233
GGR	10,151	265,136
MF6	198,912	3,574,552
MFK	4,740	62,012
MFC	4,709	77,301
IG1	93,853	2,007,360
IGS	894,978	12,395,473
M11	12,895	141,830
M1B	73,950	1,024,578
MF9	1,474	19,980
MFL	18,849	281,850
MMS	8,992,159	118,117,869
M10	1,625	21,257
M1A	85,903	1,297,543
RIS	421,019	8,262,354
RES	498	7,197
RE1	34,081	556,021
SG1(1)	-	-
SI1	9,020	111,313
TRS	194,810	4,086,425
MFJ	258,706	4,024,060
MF5	19,488	588,516
MFE	15,137	407,593
EIS	11,409	178,683
MV1	56,186	962,197
MC1	64,613	856,765
FSS	29,960	451,678
NLM	36,871	565,660
NMC	8,760	178,734
NPP	1,504	30,788
NAR	168,615	2,552,261
OCF	685,121	9,535,104
OGS	240,716	4,014,308
OSC	164,649	2,431,836
PMB	3,490	77,011
PHY	202,954	3,493,003
PLD	9,423	107,869
PRR	832,007	11,354,545
PTR	2,573,931	33,637,316
SCP	106,276	1,153,085
RX1	2,325	24,932
RX2	20	184
SCM	27,764	433,665
SC2	200,400	3,062,394
SC1	3,925,378	45,530,914
SC3	280,852	9,599,171
SC5	247,349	6,048,757
SC7	6,077	109,046
SCB	43,665	809,754
TFS	219,581	3,979,713
FTI	34,546	877,148
TSF	371,089	8,552,896
FTG	3,754	83,003
TBC	84,164	1,192,498

(1) Fund closed on June 22, 2007

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Condition - December 31, 2007 - continued

Net Assets Applicable to Contract Owners (continued):
Investments in:	Units	Net Asset Value
REI	1,409,689	$26,505,521
RNA	8,510	106,578
VMG	369,862	6,716,931
VCP	49,246	667,063
VGI	37,133	552,328
USC	48,748	533,711
Net Assets Applicable to Contract Owners		575,051,730
Net Assets Applicable to Sponsor (1)	10,000	153,872
Total Net Assets		$575,205,602

(1) All net assets applicable to the Sponsor are held in Fidelity VIP Money Market Portfolio ("FMM")

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007

	AI6	AI1	AI3	IV1(1)	A22	ASC(2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Income:
Dividends	$239	$-	$464	$-	$451	$35
Net investment income	239	-	464	-	451	35

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	415	10,634	2,308	35	(8,726)	3,037
Realized gain distributions	2,230	-	-	-	2,945	2,334
Net realized gains (losses)	2,645	10,634	2,308	35	(5,781)	5,371
Net unrealized appreciation (depreciation) on investments:

End of year	(2,024)	708,605	5,125	659	(4,772)	(2,665)
Beginning of year	1,087	423,002	4,572	-	(8,537)	-
Change in unrealized appreciation (depreciation)	(3,111)	285,603	553	659	3,765	(2,665)
Realized and unrealized gains (losses)	(466)	296,237	2,861	694	(2,016)	2,706
Increase (Decrease) in net assets from operations	$(227)	$296,237	$3,325	$694	$(1,565)	$2,741

	IV2(3)	AI4	AL4	AN2	AN3	AN4
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Income:
Dividends	$-	$5,439	$-	$-	$6,368	$24,009
Net investment income	-	5,439	-	-	6,368	24,009

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	(8,171)	5,654	5,481	1,464	51,344	130,164
Realized gain distributions	35,600	-	190,001	-	26,193	594,242
Net realized gains (losses)	27,429	5,654	195,482	1,464	77,537	724,406
Net unrealized appreciation (depreciation) on investments:
End of year	-	223,400	110,299	4,378	387	(123,910)
Beginning of year	13,355	98,078	(6,431)	1,359	60,709	333,796
Change in unrealized appreciation (depreciation)	(13,355)	125,322	116,730	3,019	(60,322)	(457,706)
Realized and unrealized gains (losses)	14,074	130,976	312,212	4,483	17,215	266,700
Increase (Decrease) in net assets from operations	$14,074	$136,415	$312,212	$4,483	$23,583	$290,709

(1) For the period of April 17, 2007 (commencement of operations of Sub-Account) through December 31, 2007.
(2) For the period of May 4, 2007 (commencement of operations of Sub-Account) through December 31, 2007.
(3) For the period of January 1, 2007 through April 30, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	AN5	IVP	DGO	DRS	DSV	DTS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$-	$205,156	$-	$11,150	$7,998	$-
Net investment income	-	205,156	-	11,150	7,998	-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	2,189	606,467	1,962	(110,030)	(3,506)	1,828
Realized gain distributions	-	678,491	-	166,871	127,062	1,128
Net realized gains (losses)	2,189	1,284,958	1,962	56,841	123,556	2,956
Net unrealized appreciation (depreciation) on
investments:
End of year	12,062	633,712	(1,741)	(33,327)	(204,516)	10,211
Beginning of year	856	1,470,243	1,985	104,696	36,282	(3,264)
Change in unrealized appreciation
(depreciation)	11,206	(836,531)	(3,726)	(138,023)	(240,798)	13,475
Realized and unrealized gains (losses)	13,395	448,427	(1,764)	(81,182)	(117,242)	16,431
Increase (Decrease) in net assets from
operations	$13,395	$653,583	$(1,764)	$(70,032)	$(109,244)	$16,431

	DEL(1)	DMC	DCA	DSC	DGI	DQB
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$-	$102	$368	$21,815	$124	$317,806
Net investment income	-	102	368	21,815	124	317,806

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	(53,133)	(3,255)	3,727	158,331	960	(17,707)
Realized gain distributions	62,009	2,889	-	381,401	738	-
Net realized gains (losses)	8,876	(366)	3,727	539,732	1,698	(17,707)
Net unrealized appreciation (depreciation) on
investments:
End of year	-	(3,339)	26,364	(760,864)	1,731	(101,035)
Beginning of year	2,576	(1,658)	3,524	110,582	2,315	(39,498)
Change in unrealized appreciation
(depreciation)	(2,576)	(1,681)	22,840	(871,446)	(584)	(61,537)
Realized and unrealized gains (losses)	6,300	(2,047)	26,567	(331,714)	1,114	(79,244)
Increase (Decrease) in net assets from
operations	$6,300	$(1,945)	$26,935	$(309,899)	$1,238	$238,562

      (1) For the period of January 1, 2007 through March 9, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	DSI	SHR(1)	SSI	SSC	SCV	AMG
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$1,139,968	$1,034	$28,542	$12,533	$1,093	$-
Net investment income	1,139,968	1,034	28,542	12,533	1,093	-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	3,112,746	(2,975)	19,817	58,495	285	438
Realized gain distributions	-	599	209,170	131,136	15,793	-
Net realized gains (losses)	3,112,746	(2,376)	228,987	189,631	16,078	438
Net unrealized appreciation (depreciation) on
investments:
End of year	7,689,201	(4,784)	(101,691)	(21,560)	(13,455)	5,538
Beginning of year	9,149,916	-	281,291	233,123	5,915	1,696
Change in unrealized appreciation
(depreciation)	(1,460,715)	(4,784)	(382,982)	(254,683)	(19,370)	3,842
Realized and unrealized gains (losses)	1,652,031	(7,160)	(153,995)	(65,052)	(3,292)	4,280
Increase (Decrease) in net assets from
operations	$2,791,999	$(6,126)	$(125,453)	$(52,519)	$(2,199)	$4,280

	FCN	FL1	FEI	FE2(2)	FVG	FGP
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$129,986	$19,717	$57,493	$8,452	$1,183	$1,755
Net investment income	129,986	19,717	57,493	8,452	1,183	1,755

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	1,034,571	104,652	8,023	358	1,980	2,208
Realized gain distributions	3,455,491	673,796	253,576	37,348	2,078	217
Net realized gains (losses)	4,490,062	778,448	261,599	37,706	4,058	2,425
Net unrealized appreciation (depreciation) on
investments:
End of year	(1,981,684)	(332,251)	(172,983)	(40,973)	5,587	47,956
Beginning of year	290,424	41,465	98,923	-	3,562	(1,402)
Change in unrealized appreciation
(depreciation)	(2,272,108)	(373,716)	(271,906)	(40,973)	2,025	49,358
Realized and unrealized gains (losses)	2,217,954	404,732	(10,307)	(3,267)	6,083	51,783
Increase (Decrease) in net assets from
operations	$2,347,940	$424,449	$47,186	$5,185	$7,266	$53,538

(1) For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.
(2) For the period of August 1, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	FL3	FHI	FIP	FIG	FMC(1)	FMM
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$3,830	$81,759	$1,365	$262,680	$546	$8,198
Net investment income	3,830	81,759	1,365	262,680	546	8,198

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	134,915	41,278	(42)	636	821	-
Realized gain distributions	583	-	-	-	-	-
Net realized gains (losses)	135,498	41,278	(42)	636	821	-
Net unrealized appreciation (depreciation) on
investments:
End of year	175,111	(80,689)	7,998	270,123	7,686	-
Beginning of year	73,239	(7,439)	7,321	103,738	-	-
Change in unrealized appreciation
(depreciation)	101,872	(73,250)	677	166,385	7,686	-
Realized and unrealized gains (losses)	237,370	(31,972)	635	167,021	8,507	-
Increase (Decrease) in net assets from
operations	$241,200	$49,787	$2,000	$429,701	$9,053	$8,198

	FL5	FOF	FL2	FRE	FSC	GS3
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Income:
Dividends	$1,569,569	$5,980	$31,861	$7,940	$-	$1,813
Net investment income	1,569,569	5,980	31,861	7,940	-	1,813

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	-	433	18,199	(9,343)	64,939	2,169
Realized gain distributions	-	11,234	69,627	22,003	30,742	12,719
Net realized gains (losses)	-	11,667	87,826	12,660	95,681	14,888
Net unrealized appreciation (depreciation) on
investments:
End of year	-	10,236	155,013	(57,339)	41,501	(4,116)
Beginning of year	-	582	104,439	33,094	89,141	15,996
Change in unrealized appreciation
(depreciation)	-	9,654	50,574	(90,433)	(47,640)	(20,112)
Realized and unrealized gains (losses)	-	21,321	138,400	(77,773)	48,041	(5,224)
Increase (Decrease) in net assets from
operations	$1,569,569	$27,301	$170,261	$(69,833)	$48,041	$(3,411)

(1) For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	GS7	MVP	JBP	JP3	JP1	LA1
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$196	$49,617	$936,671	$62	$1,481	$37,840
Net investment income	196	49,617	936,671	62	1,481	37,840

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	3,030	108,730	(5,853)	42,394	423	129,595
Realized gain distributions	-	137,029	-	33,175	-	208,668
Net realized gains (losses)	3,030	245,759	(5,853)	75,569	423	338,263
Net unrealized appreciation (depreciation) on
investments:
End of year	10,695	(123,716)	(570,050)	24,914	20,073	(64,929)
Beginning of year	3,724	80,192	181,442	132,727	19,717	225,239
Change in unrealized appreciation
(depreciation)	6,971	(203,908)	(751,492)	(107,813)	356	(290,168)
Realized and unrealized gains (losses)	10,001	41,851	(757,345)	(32,244)	779	48,095
Increase (Decrease) in net assets from
operations	$10,197	$91,468	$179,326	$(32,182)	$2,260	$85,935

	LA3	LA2	MLV	MF7	CO1(1)	MF1
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$2,593	$24,112	$8,327	$7,686	$477	$122
Net investment income	2,593	24,112	8,327	7,686	477	122

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	21,865	53,568	(29,286)	2,805	42,704	474
Realized gain distributions	34,697	708,833	455,490	-	-	-
Net realized gains (losses)	56,562	762,401	426,204	2,805	42,704	474
Net unrealized appreciation (depreciation) on
investments:
End of year	(36,016)	(772,238)	(724,374)	2,168	-	13,022
Beginning of year	3,349	20,877	(278,304)	5,492	26,488	6,922
Change in unrealized appreciation
(depreciation)	(39,365)	(793,115)	(446,070)	(3,324)	(26,488)	6,100
Realized and unrealized gains (losses)	17,197	(30,714)	(19,866)	(519)	16,216	6,574
Increase (Decrease) in net assets from
operations	$19,790	$(6,602)	$(11,539)	$7,167	$16,693	$6,696
(1) For the period of January 1, 2007 through June 22, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	MFD	RG1(1)	MF2	MFF	GGR	MF6
	Sub-Account	Sub-Account	Sub- Account	Sub- Account	Sub-Account	Sub-Account
Income:
Dividends	$-	$-	$-	$-	$4,558	$622,892
Net investment income	-	-	-	-	4,558	622,892

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	32	5	16,102	19,488	16,146	152,425
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	32	5	16,102	19,488	16,146	152,425
Net unrealized appreciation (depreciation) on
investments:
End of year	329	(582)	39,986	35,115	54,034	166,948
Beginning of year	154	-	26,285	23,659	40,501	187,847
Change in unrealized appreciation
(depreciation)	175	(582)	13,701	11,456	13,533	(20,899)
Realized and unrealized gains (losses)	207	(577)	29,803	30,944	29,679	131,526
Increase (Decrease) in net assets from
operations	$207	$(577)	$29,803	$30,944	$34,237	$754,418

	MFK	MFC	IG1	IGS	M11	M1B
	Sub-Account	Sub-Account	Sub- Account	Sub- Account	Sub-Account	Sub-Account
Income:
Dividends	$3,543	$5,832	$21,280	$161,064	$502	$235
Net investment income	3,543	5,832	21,280	161,064	502	235

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	219	(35)	122,322	321,779	6,269	20,526
Realized gain distributions	-	-	267,339	1,698,034	-	-
Net realized gains (losses)	219	(35)	389,661	2,019,813	6,269	20,526
Net unrealized appreciation (depreciation) on
investments:
End of year	1,211	(2,153)	241,063	637,173	34,658	47,336
Beginning of year	202	2,145	352,628	1,193,130	26,475	13,024
Change in unrealized appreciation
(depreciation)	1,009	(4,298)	(111,565)	(555,957)	8,183	34,312
Realized and unrealized gains (losses)	1,228	(4,333)	278,096	1,463,856	14,452	54,838
Increase (Decrease) in net assets from
operations	$4,771	$1,499	$299,376	$1,624,920	$14,954	$55,073

(1) For the period of June 22, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	MF9	MFL	MMS	M10(1)	M1A	RIS
	Sub-Account	Sub-Account	Sub- Account	Sub- Account	Sub-Account	Sub-Account
Income:
Dividends	$226	$2,415	$4,765,539	$-	$-	$85,622
Net investment income	226	2,415	4,765,539	-	-	85,622

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	18,168	9,857	-	(2,512)	79,000	347,666
Realized gain distributions	-	-	-	1,097	38,882	841,083
Net realized gains (losses)	18,168	9,857	-	(1,415)	117,882	1,188,749
Net unrealized appreciation (depreciation) on
investments:
End of year	1,128	11,064	-	(759)	192,017	448,664
Beginning of year	8,863	12,000	-	-	264,009	824,978
Change in unrealized appreciation
(depreciation)	(7,735)	(936)	-	(759)	(71,992)	(376,314)
Realized and unrealized gains (losses)	10,433	8,921	-	(2,174)	45,890	812,435
Increase (Decrease) in net assets from
operations	$10,659	$11,336	$4,765,539	$(2,174)	$45,890	$898,057

	RES	RE1	SG1(2)	SI1	TRS	MFJ
	Sub-Account	Sub-Account	Sub- Account	Sub- Account	Sub-Account	Sub-Account

Income:
Dividends	$55	$3,531	$-	$5,891	$123,046	$106,483
Net investment income	55	3,531	-	5,891	123,046	106,483

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	5,115	56,004	159,081	(226)	4,447	15,992
Realized gain distributions	-	-	-	-	165,866	155,030
Net realized gains (losses)	5,115	56,004	159,081	(226)	170,313	171,022
Net unrealized appreciation (depreciation) on
investments:
End of year	852	120,833	-	(4,249)	6,415	23,172
Beginning of year	4,665	99,192	89,136	(408)	147,090	168,952
Change in unrealized appreciation
(depreciation)	(3,813)	21,641	(89,136)	(3,841)	(140,675)	(145,780)
Realized and unrealized gains (losses)	1,302	77,645	69,945	(4,067)	29,638	25,242
Increase (Decrease) in net assets from
operations	$1,357	$81,176	$69,945	$1,824	$152,684	$131,725

(1) For the period of December 10, 2007 (commencement of operations of Sub-Account) through December 31, 2007.
(2) For the period of January 1, 2007 through June 22, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	MF5	MFE	EIS	MV1	MC1	FSS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$5,695	$1,815	$2,784	$11,430	$-	$6,821
Net investment income	5,695	1,815	2,784	11,430	-	6,821

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	71,161	2,693	(4,130)	5,591	25,039	3,387
Realized gain distributions	-	-	10,113	48,483	-	14,832
Net realized gains (losses)	71,161	2,693	5,983	54,074	25,039	18,219
Net unrealized appreciation (depreciation) on
investments:
End of year	43,348	59,642	(9,070)	94,369	157,159	(454)
Beginning of year	13,832	10,835	462	105,262	99,609	9,090
Change in unrealized appreciation
(depreciation)	29,516	48,807	(9,532)	(10,893)	57,550	(9,544)
Realized and unrealized gains (losses)	100,677	51,500	(3,549)	43,181	82,589	8,675
Increase (Decrease) in net assets from
operations	$106,372	$53,315	$(765)	$54,611	$82,589	$15,496

	NLM	NMC	NPP	NAR	OCF	OGS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$12,838	$-	$191	$11,580	$24,641	$27,782
Net investment income	12,838	-	191	11,580	24,641	27,782

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	2,535	1,221,361	(81)	24,344	1,063,666	17,279
Realized gain distributions	-	-	2,992	69,584	-	100,989
Net realized gains (losses)	2,535	1,221,361	2,911	93,928	1,063,666	118,268
Net unrealized appreciation (depreciation) on
investments:
End of year	6,297	30,459	(2,684)	(8,913)	1,378,395	58,703
Beginning of year	(3,983)	369,983	(2,183)	41,895	1,119,257	111,032
Change in unrealized appreciation
(depreciation)	10,280	(339,524)	(501)	(50,808)	259,138	(52,329)
Realized and unrealized gains (losses)	12,815	881,837	2,410	43,120	1,322,804	65,939
Increase (Decrease) in net assets from
operations	$25,653	$881,837	$2,601	$54,700	$1,347,445	$93,721

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	OSC	PMB	PHY	PLD	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub- Account	Sub- Account
Income:
Dividends	$6,811	$4,320	$310,311	$4,384	$337,899	$1,291,910
Net investment income	6,811	4,320	310,311	4,384	337,899	1,291,910

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	27,634	71	114,850	951	(50,825)	(124,531)
Realized gain distributions	72,632	1,514	-	-	25,314	-
Net realized gains (losses)	100,266	1,585	114,850	951	(25,511)	(124,531)
Net unrealized appreciation (depreciation) on
investments:
End of year	(44,886)	(84)	(105,410)	2,765	539,789	1,303,824
Beginning of year	106,227	1,571	172,208	17	(132,927)	(103,366)
Change in unrealized appreciation
(depreciation)	(151,113)	(1,655)	(277,618)	2,748	672,716	1,407,190
Realized and unrealized gains (losses)	(50,847)	(70)	(162,768)	3,699	647,205	1,282,659
Increase (Decrease) in net assets from
operations	$(44,036)	$4,250	$147,543	$8,083	$985,104	$2,574,569

	SCP	RX1	RX2	SCM	SC2	SC1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub- Account	Sub- Account
Income:
Dividends	$3,128	$335	$-	$3,907	$145,661	$2,114,828
Net investment income	3,128	335	-	3,907	145,661	2,114,828

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	2,824	189	19	1,054	(18,173)	-
Realized gain distributions	51,888	-	-	28,967	-	-
Net realized gains (losses)	54,712	189	19	30,021	(18,173)	-
Net unrealized appreciation (depreciation) on
investments:
End of year	(98,401)	(943)	30	(41,151)	(98,619)	-
Beginning of year	2,442	139	30	20,711	(71,473)	-
Change in unrealized appreciation
(depreciation)	(100,843)	(1,082)	-	(61,862)	(27,146)	-
Realized and unrealized gains (losses)	(46,131)	(893)	19	(31,841)	(45,319)	-
Increase (Decrease) in net assets from
operations	$(43,003)	$(558)	$19	$(27,934)	$100,342	$2,114,828

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	SC3	SC5	SC7	SCB	TFS	FTI
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividends	$168,479	$73,302	$570	$-	$75,170	$22,490
Net investment income	168,479	73,302	570	-	75,170	22,490

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	542,888	(59,506)	15,896	(9,550)	417,283	166,015
Realized gain distributions	1,403,040	1,108,921	-	131,148	155,649	51,298
Net realized gains (losses)	1,945,928	1,049,415	15,896	121,598	572,932	217,313
Net unrealized appreciation (depreciation) on
investments:
End of year	(1,404,359)	(646,523)	3,522	(65,554)	777,164	114,755
Beginning of year	2,285,825	(241,486)	12,670	75,540	889,639	194,419
Change in unrealized appreciation
(depreciation)	(3,690,184)	(405,037)	(9,148)	(141,094)	(112,475)	(79,664)
Realized and unrealized gains (losses)	(1,744,256)	644,378	6,748	(19,496)	460,457	137,649
Increase (Decrease) in net assets from
operations	$(1,575,777)	$717,680	$7,318	$(19,496)	$535,627	$160,139

	TSF	FTG	TBC	REI	RNA	VMG
	Sub- Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub- Account
Income:
Dividends	$116,580	$2,044	$5,034	$504,568	$-	$-
Net investment income	116,580	2,044	5,034	504,568	-	-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	53,859	9,370	47,483	2,130,136	5,245	1,190,512
Realized gain distributions	328,139	6,522	-	1,650,420	10,471	360,233
Net realized gains (losses)	381,998	15,892	47,483	3,780,556	15,716	1,550,745
Net unrealized appreciation (depreciation) on
investments:
End of year	849,331	6,531	67,942	(279,353)	3,458	1,066,624
Beginning of year	1,147,830	22,072	26,839	2,789,981	6,854	1,022,104
Change in unrealized appreciation
(depreciation)	(298,499)	(15,541)	41,103	(3,069,334)	(3,396)	44,520
Realized and unrealized gains (losses)	83,499	351	88,586	711,222	12,320	1,595,265
Increase (Decrease) in net assets from
operations	$200,079	$2,395	$93,620	$1,215,790	$12,320	$1,595,265

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2007 - continued

	VCP	VGI	USC(1)
	Sub-Account	Sub- Account	Sub-Account
Income:
Dividends	$8,450	$10,504	$-
Net investment income	8,450	10,504	-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment
transactions:
Realized gain (loss) on sale of fund shares	948	23,783	7,296
Realized gain distributions	10,410	24,560	3,234
Net realized gains (losses)	11,358	48,343	10,530
Net unrealized appreciation (depreciation) on
investments:
End of year	(11,217)	(2,477)	7,013
Beginning of year	24,958	40,541	-
Change in unrealized appreciation
(depreciation)	(36,175)	(43,018)	7,013
Realized and unrealized gains (losses)	(24,817)	5,325	17,543
Increase (Decrease) in net assets from
operations	$(16,367)	$15,829	$17,543

(1) For the period of February 23, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	AI6		AI1		AI3		IV1(1)		A22
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$239	$89	$-	$1,411	$464	$257	$-	$-	$451	$3,033
Net realized gains (losses)	2,645	1,624	10,634	4,334	2,308	(958)	35	-	(5,781)	69,321
Change in unrealized gains (losses)	(3,111)	854	285,603	124,823	553	3,725	659	-	3,765	(33,086)
Increase (Decrease) in net assets from operations	(227)	2,567	296,237	130,568	3,325	3,024	694	-	(1,565)	39,268

Contract Owner Transactions:
Purchase payments received	20,514	14,484	1,742	323,881	8,886	35,272	4,042	-	3,957	3,301
Net transfers between Sub-Accounts	(1)	(74)	(12,542)	8,680	-	6,517	13,260	-	200,096	(383,907)
Withdrawals and surrenders	-	-	(377)	-	(14,406)	-	-	-	(324,040)	-
Mortality and expense risk, cost of
insurance and contract charges	(5,354)	(3,881)	(32,860)	(26,474)	(6,742)	(5,987)	(672)	-	(4,224)	(21,434)
Increase (Decrease) in net assets from
contract owner transactions	15,159	10,529	(44,037)	306,087	(12,262)	35,802	16,630	-	(124,211)	(402,040)
Increase (Decrease) in net assets	14,932	13,096	252,200	436,655	(8,937)	38,826	17,324	-	(125,776)	(362,772)

Net Assets:
Beginning of year	23,535	10,439	2,484,690	2,048,035	50,110	11,284	-	-	330,035	692,807
End of year	$38,467	$23,535	$2,736,890	$2,484,690	$41,173	$50,110	$17,324	$-	$204,259	$330,035

Unit Activity from Participant Transactions:
Beginning of Year	1,821	915	215,990	189,249	3,033	818	-	-	25,427	59,376
Units purchased	1,510	1,234	138	28,379	529	2,438	201	-	278	271
Units transferred between Sub-Accounts	-	-	(1,052)	755	-	181	692	-	13,976	(32,447)
Units withdrawn, surrendered or canceled	(399)	(328)	(2,679)	(2,393)	(1,274)	(404)	(33)	-	(25,316)	(1,773)
End of Year	2,932	1,821	212,397	215,990	2,288	3,033	860	-	14,365	25,427
(1) For the period of April 17, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	ASC(1)		IV2(2)		AI4		AL4		AN2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$35	$-	$-	$-	$5,439	$6,321	$-	$-	$-	$-
Net realized gains (losses)	5,371	-	27,429	147,495	5,654	87,470	195,482	10,927	1,464	2,928
Change in unrealized gains (losses)	(2,665)	-	(13,355)	(105,936)	125,322	41,004	116,730	(6,443)	3,019	(594)
Increase (Decrease) in net assets from operations	2,741	-	14,074	41,559	136,415	134,795	312,212	4,484	4,483	2,334

Contract Owner Transactions:
Purchase payments received	7,501	-	24,591	32,048	208,160	148,937	129,616	102,501	18,010	8,662
Net transfers between Sub-Accounts	74,365	-	(206,857)	(290,020)	336,538	(1,534)	1,167,319	127,887	(9,945)	(13,786)
Withdrawals and surrenders	-	-	-	(720,430)	-	-	-	-	-	(3,781)
Mortality and expense risk, cost of
insurance and contract charges	(1,559)	-	(1,297)	(3,953)	(17,256)	(8,587)	(27,409)	(1,520)	(616)	(420)
Increase (Decrease) in net assets from
contract owner transactions	80,307	-	(183,563)	(982,355)	527,442	138,816	1,269,526	228,868	7,449	(9,325)
Increase (Decrease) in net assets	83,048	-	(169,490)	(940,796)	663,857	273,611	1,581,738	233,352	11,932	(6,991)

Net Assets:
Beginning of year	-	-	169,490	1,110,286	683,756	410,145	234,058	706	17,148	24,139
End of year	$83,048	$-	$-	$169,490	$1,347,613	$683,756	$1,815,796	$234,058	$29,080	$17,148

Unit Activity from Participant Transactions:
Beginning of Year	-	-	10,541	78,833	31,874	24,516	17,936	61	1,270	1,935
Units purchased	738	-	1,479	2,095	8,959	7,931	8,153	7,855	1,265	679
Units transferred between Sub-Accounts	7,736	-	(11,946)	(20,024)	14,653	(114)	81,444	10,143	(699)	(1,016)
Units withdrawn, surrendered or canceled	(152)	-	(74)	(50,363)	(721)	(459)	(1,766)	(123)	(42)	(328)
End of Year	8,322	-	-	10,541	54,765	31,874	105,767	17,936	1,794	1,270

(1) For the period of May 4, 2007 (commencement of operations of Sub-Account) through December 31, 2007.
(2) For the period of January 1, 2007 through April 30, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	AN3		AN4		AN5		IVP		DGO
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$6,368	$7,719	$24,009	$8,222	$-	$-	$205,156	$5,401	$-	$-
Net realized gains (losses)	77,537	70,201	724,406	141,898	2,189	101	1,284,958	48,915	1,962	3,995
Change in unrealized gains (losses)	(60,322)	10,430	(457,706)	148,165	11,206	856	(836,531)	1,470,243	(3,726)	(2,251)
Increase (Decrease) in net assets from operations	23,583	88,350	290,709	298,285	13,395	957	653,583	1,524,559	(1,764)	1,744

Contract Owner Transactions:
Purchase payments received	40,192	136,731	271,288	359,222	78,094	52,025	693,421	2,046,291	-	-
Net transfers between Sub-Accounts	(165,242)	(315,824)	(121,357)	366,892	17,785	3,084	11,040,637	4,397,577	95,781	(23,142)
Withdrawals and surrenders	(246,534)	(9,196)	(47,797)	(295,678)	-	-	(38,498)	-	(57,053)	-
Mortality and expense risk, cost of
insurance and contract charges	(13,227)	(16,426)	(47,724)	(30,614)	(5,989)	(1,548)	(319,575)	(41,201)	(3,625)	(3,424)
Increase (Decrease) in net assets from
contract owner transactions	(384,811)	(204,715)	54,410	399,822	89,890	53,561	11,375,985	6,402,667	35,103	(26,566)
Increase (Decrease) in net assets	(361,228)	(116,365)	345,119	698,107	103,285	54,518	12,029,568	7,927,226	33,339	(24,822)

Net Assets:
Beginning of year	506,388	622,753	1,577,015	878,908	54,518	-	7,927,226	-	57,402	82,224
End of year	$145,160	$506,388	$1,922,134	$1,577,015	$157,803	$54,518	$19,956,794	$7,927,226	$90,741	$57,402

Unit Activity from Participant Transactions:
Beginning of Year	32,609	46,915	54,460	38,455	3,187	-	613,578	-	4,250	6,474
Units purchased	2,485	9,865	8,709	14,550	4,266	3,060	53,954	195,138	-	-
Units transferred between Sub-Accounts	(10,113)	(22,364)	(3,746)	14,849	979	219	817,869	421,967	6,160	(1,964)
Units withdrawn, surrendered or canceled	(16,070)	(1,807)	(3,066)	(13,394)	(318)	(92)	(25,960)	(3,527)	(4,462)	(260)
End of Year	8,911	32,609	56,357	54,460	8,114	3,187	1,459,441	613,578	5,948	4,250

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets – continued

	DRS		DSV		DTS		DEL(1)		DMC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$11,150	$2,674	$7,998	$2,056	$-	$-	$-	$-	$102	$73
Net realized gains (losses)	56,841	45,362	123,556	87,930	2,956	(336)	8,876	-	(366)	3,051
Change in unrealized gains (losses)	(138,023)	88,264	(240,798)	8,850	13,475	(3,264)	(2,576)	2,576	(1,681)	(1,596)
Increase (Decrease) in net assets from operations	(70,032)	136,300	(109,244)	98,836	16,431	(3,600)	6,300	2,576	(1,945)	1,528

Contract Owner Transactions:
Purchase payments received	-	693,491	833,272	748,707	-	-	2,272	330,029	8,547	3,624
Net transfers between Sub-Accounts	(318,622)	(363,525)	4,342	455,613	48,315	118,802	(331,527)	40	23,441	-
Withdrawals and surrenders	(5,440)	-	(293,866)	-	(2,593)	-	-	-	-	-
Mortality and expense risk, cost of
insurance and contract charges	(9,631)	(5,442)	(77,092)	(40,685)	(7,516)	(4,297)	(8,020)	(1,670)	(1,577)	(770)
Increase (Decrease) in net assets from
contract owner transactions	(333,693)	324,524	466,656	1,163,635	38,206	114,505	(337,275)	328,399	30,411	2,854
Increase (Decrease) in net assets	(403,725)	460,824	357,412	1,262,471	54,637	110,905	(330,975)	330,975	28,466	4,382

Net Assets:
Beginning of year	741,210	280,386	1,615,952	353,481	110,905	-	330,975	-	22,360	17,978
End of year	$337,485	$741,210	$1,973,364	$1,615,952	$165,542	$110,905	$-	$330,975	$50,826	$22,360

Unit Activity from Participant Transactions:
Beginning of Year	38,838	19,485	105,531	26,821	9,079	-	25,785	-	1,803	1,562
Units purchased	-	44,594	56,098	49,218	-	-	181	25,916	654	305
Units transferred between Sub-Accounts	(17,480)	(24,905)	549	32,296	3,919	9,447	(25,343)	-	1,701	-
Units withdrawn, surrendered or canceled	(810)	(336)	(24,170)	(2,804)	(761)	(368)	(623)	(131)	(120)	(64)
End of Year	20,548	38,838	138,008	105,531	12,237	9,079	-	25,785	4,038	1,803

(1) For the period of January 1, 2007 through March 9, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	DCA		DSC		DGI		DQB		DSI
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$368	$325	$21,815	$26,462	$124	$77	$317,806	$318,722	$1,139,968	$799,096
Net realized gains (losses)	3,727	420	539,732	710,035	1,698	853	(17,707)	(70,581)	3,112,746	1,342,504
Change in unrealized gains (losses)	22,840	2,537	(871,446)	(757,168)	(584)	902	(61,537)	20,066	(1,460,715)	4,551,396
Increase (Decrease) in net assets from operations	26,935	3,282	(309,899)	(20,671)	1,238	1,832	238,562	268,207	2,791,999	6,692,996

Contract Owner Transactions:
Purchase payments received	417,080	6,666	19,597	290,530	3,333	5,025	296,512	320,286	7,856,953	15,793,841
Net transfers between Sub-Accounts	(1,477)	-	(2,066,357)	(1,778,079)	(1,407)	(545)	(526,147)	325,376	5,504,217	3,191,534
Withdrawals and surrenders	(11,000)	-	(35,702)	-	(718)	-	(325,503)	-	(1,653,468)	(4,647,088)
Mortality and expense risk, cost of
insurance and contract charges	(11,559)	(4,367)	(56,394)	(110,866)	(2,793)	(2,867)	(94,380)	(98,983)	(1,331,306)	(843,809)
Increase (Decrease) in net assets
from contract owner transactions	393,044	2,299	(2,138,856)	(1,598,415)	(1,585)	1,613	(649,518)	546,679	10,376,396	13,494,478
Increase (Decrease) in net assets	419,979	5,581	(2,448,755)	(1,619,086)	(347)	3,445	(410,956)	814,886	13,168,395	20,187,474

Net Assets:
Beginning of year	24,433	18,852	5,086,068	6,705,154	16,487	13,042	6,967,550	6,152,664	56,378,621	36,191,147
End of year	$444,412	$24,433	$2,637,313	$5,086,068	$16,140	$16,487	$6,556,594	$6,967,550	$69,547,016	$56,378,621

Unit Activity from Participant Transactions:
Beginning of Year	1,708	1,535	348,103	476,208	1,315	1,188	459,173	422,644	4,860,856	3,603,696
Units purchased	28,880	511	1,301	19,992	250	424	19,446	21,979	633,795	1,478,984
Units transferred between Sub-Accounts	(98)	-	(140,055)	(140,320)	(112)	(46)	(34,032)	21,285	449,128	277,023
Units withdrawn, surrendered or canceled	(1,495)	(338)	(6,388)	(7,777)	(267)	(251)	(27,265)	(6,735)	(245,195)	(498,847)
End of Year	28,995	1,708	202,961	348,103	1,186	1,315	417,322	459,173	5,698,584	4,860,856

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	SHR(1)		SSI		SSC		SCV		AMG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$1,034	$-	$28,542	$11,611	$12,533	$7,199	$1,093	$317	$-	$-
Net realized gains (losses)	(2,376)	-	228,987	136,074	189,631	167,990	16,078	3,248	438	169
Change in unrealized gains (losses)	(4,784)	-	(382,982)	169,054	(254,683)	99,027	(19,370)	5,658	3,842	992
Increase (Decrease) in net assets from operations	(6,126)	-	(125,453)	316,739	(52,519)	274,216	(2,199)	9,223	4,280	1,161

Contract Owner Transactions:
Purchase payments received	136,341	-	118,913	314,680	185,629	439,913	35,719	33,223	2,831	16,087
Net transfers between Sub-Accounts	(29,328)	-	1,493,109	513,175	56,743	90,073	258,486	61,641	-	198
Withdrawals and surrenders	-	-	(15,817)	(428,909)	(208,937)	(136,946)	-	-	-	(1,309)
Mortality and expense risk, cost of insurance and contract charges	(5,306)	-	(72,339)	(35,677)	(39,110)	(35,454)	(3,230)	(1,765)	(3,199)	(2,542)
Increase (Decrease) in net assets from contract owner transactions	101,707	-	1,523,866	363,269	(5,675)	357,586	290,975	93,099	(368)	12,434
Increase (Decrease) in net assets	95,581	-	1,398,413	680,008	(58,194)	631,802	288,776	102,322	3,912	13,595

Net Assets:
Beginning of year	-	-	2,207,557	1,527,549	2,001,790	1,369,988	107,965	5,643	30,921	17,326
End of year	$95,581	$-	$3,605,970	$2,207,557	$1,943,596	$2,001,790	$396,741	$107,965	$34,833	$30,921

Unit Activity from Participant Transactions:
Beginning of Year	-	-	155,599	126,501	101,506	81,411	7,466	488	2,940	1,848
Units purchased	9,456	-	8,407	22,907	9,318	24,577	2,379	2,298	213	1,413
Units transferred between Sub-Accounts	(2,322)	-	101,202	39,112	2,726	5,478	16,991	4,813	-	17
Units withdrawn, surrendered or canceled	(362)	-	(6,124)	(32,921)	(12,463)	(9,960)	(214)	(133)	(245)	(338)
End of Year	6,772	-	259,084	155,599	101,087	101,506	26,622	7,466	2,908	2,940

(1) For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	FCN		FL1		FEI		FE2(2)		FVG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$129,986	$92,533	$19,717	$28,068	$57,493	$233,795	$8,452	$-	$1,183	$471
Net realized gains (losses)	4,490,061	849,508	778,448	1,324,794	261,599	2,513,302	37,706	-	4,058	1,815
Change in unrealized gains (losses)	(2,272,108)	(311,736)	(373,716)	(995,549)	(271,906)	(1,487,565)	(40,973)	-	2,025	3,277
Increase (Decrease) in net assets from operations	2,347,939	630,305	424,449	357,313	47,186	1,259,532	5,185	-	7,266	5,563

Contract Owner Transactions:
Purchase payments received	2,394,397	1,875,252	505,739	683,056	8,547	1,221,800	458,800	-	25,474	24,610
Net transfers between Sub-Accounts	1,612,708	3,432,324	53,649	(136,757)	347	(9,498,900)	-	-	2,558	(112)
Withdrawals and surrenders	(111,580)	-	(496,824)	(3,652,604)	(19,798)	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(345,578)	(153,405)	(83,833)	(85,887)	(42,123)	(182,940)	(8,871)	-	(6,631)	(5,273)
Increase (Decrease) in net assets from contract owner transactions	3,549,947	5,154,171	(21,269)	(3,192,192)	(53,027)	(8,460,040)	449,929	-	21,401	19,225
Increase (Decrease) in net assets	5,897,886	5,784,476	403,180	(2,834,879)	(5,841)	(7,200,508)	455,114	-	28,667	24,788

Net Assets:
Beginning of year	8,683,575	2,899,099	2,333,447	5,168,326	3,038,061	10,238,569	-	-	50,048	25,260
End of year	$14,581,461	$8,683,575	$2,736,627	$2,333,447	$3,032,220	$3,038,061	$455,114	$-	$78,715	$50,048

Unit Activity from Participant Transactions:
Beginning of Year	338,660	126,315	125,144	308,911	148,177	600,228	-	-	3,910	2,234
Units purchased	86,679	74,743	25,457	39,227	388	66,599	42,906	-	1,858	2,121
Units transferred between Sub-Accounts	74,814	143,938	2,256	(8,209)	16	(508,492)	-	-	199	-
Units withdrawn, surrendered or canceled	(16,552)	(6,336)	(27,093)	(214,785)	(2,919)	(10,158)	(795)	-	(482)	(445)
End of Year	483,601	338,660	125,764	125,144	145,662	148,177	42,111	-	5,485	3,910

(1) For the period of August 1, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	FGP		FL3		FHI		FIP		FIG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$1,755	$12,283	$3,830	$2,315	$81,759	$28,017	$1,365	$997	$262,680	$173,717
Net realized gains (losses)	2,425	494,199	135,498	189,723	41,278	2,677	(42)	7,046	636	8,091
Change in unrealized gains (losses)	49,358	(464,617)	101,872	(100,650)	(73,250)	8,949	677	(1,598)	166,385	66,953
Increase (Decrease) in net assets from operations	53,538	41,865	241,200	91,388	49,787	39,643	2,000	6,445	429,701	248,761

Contract Owner Transactions:
Purchase payments received	4,221	343,589	165,707	369,711	50,548	28,448	-	-	1,571,294	1,468,085
Net transfers between Sub-Accounts	39,085	(3,127,704)	(53,974)	(1,035,482)	533,058	(67,005)	-	(25,857)	10,134,074	418,403
Withdrawals and surrenders	-	-	(386,471)	(847,466)	(8,283)	-	-	-	(82,562)	-
Mortality and expense risk, cost of insurance and contract charges	(15,685)	(56,202)	(31,152)	(38,595)	(21,508)	(11,787)	(683)	(923)	(172,654)	(136,849)
Increase (Decrease) in net assets from contract owner transactions	27,621	(2,840,317)	(305,890)	(1,551,832)	553,815	(50,344)	(683)	(26,780)	11,450,152	1,749,639
Increase (Decrease) in net assets	81,159	(2,798,452)	(64,690)	(1,460,444)	603,602	(10,701)	1,317	(20,335)	11,879,853	1,998,400

Net Assets:
Beginning of year	184,593	2,983,045	955,612	2,416,056	374,618	385,319	36,637	56,972	6,265,692	4,267,292
End of year	$265,752	$184,593	$890,922	$955,612	$978,220	$374,618	$37,954	$36,637	$18,145,545	$6,265,692

Unit Activity from Participant Transactions:
Beginning of Year	11,815	204,148	76,148	205,186	30,176	34,527	1,892	3,432	381,208	270,915
Units purchased	246	23,152	11,919	31,173	3,955	2,480	-	-	93,776	92,397
Units transferred between Sub-Accounts	2,217	(211,705)	(4,857)	(86,317)	44,889	(5,816)	-	(1,486)	598,139	26,492
Units withdrawn, surrendered or canceled	(880)	(3,780)	(26,167)	(73,894)	(2,346)	(1,015)	(34)	(54)	(15,128)	(8,596)
End of Year	13,398	11,815	57,043	76,148	76,674	30,176	1,858	1,892	1,057,995	381,208
See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	FMC(1)		FMM		FL5		FOF		FL2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$546	$-	$8,198	$6,770	$1,569,569	$464,169	$5,980	$-	$31,861	$6,199
Net realized gains (losses)	821	-	-	-	-	-	11,667	12	87,826	530,678
Change in unrealized gains (losses)	7,686	-	-	-	-	-	9,654	583	50,574	(334,668)
Increase (Decrease) in net assets from operations	9,053	-	8,198	6,770	1,569,569	464,169	27,301	595	170,261	202,209

Contract Owner Transactions:
Purchase payments received	92,717	-	-	-	26,771,061	79,506,823	3,655	-	77,030	115,185
Net transfers between Sub-Accounts	27,751	-	-	-	(31,247,057)	(39,418,289)	159,192	4,525	61,795	(14,970)
Withdrawals and surrenders	-	-	-	-	(383,396)	(274,359)	-	-	(8,296)	(1,775,309)
Mortality and expense risk, cost of insurance and contract charges	(5,277)	-	-	-	(912,659)	(399,392)	(2,552)	(738)	(38,780)	(30,615)
Increase (Decrease) in net assets from contract owner transactions	115,191	-	-	-	(5,772,051)	39,414,783	160,295	3,787	91,749	(1,705,709)
Increase (Decrease) in net assets	124,244	-	8,198	6,770	(4,202,482)	39,878,952	187,596	4,382	262,010	(1,503,500)

Net Assets:
Beginning of year	-	-	145,674	138,904	45,075,521	5,196,569	4,382	-	889,499	2,392,999
End of year	$124,244	$-	$153,872	$145,674	$40,873,039	$45,075,521	$191,978	$4,382	$1,151,509	$889,499

Unit Activity from Participant Transactions:
Beginning of Year	-	-	10,000	10,000	4,147,381	500,774	280	-	44,665	141,542
Units purchased	8,184	-	-	-	2,392,607	7,450,167	209	-	3,545	6,591
Units transferred between Sub-Accounts	2,270	-	-	-	(2,845,687)	(3,739,658)	10,092	331	3,341	(1,293)
Units withdrawn, surrendered or canceled	(438)	-	-	-	(115,829)	(63,902)	(148)	(51)	(2,152)	(102,175)
End of Year	10,016	-	10,000	10,000	3,578,472	4,147,381	10,433	280	49,399	44,665

(1) For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	FRE		FSC		GS3		GS7		MVP
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$7,940	$11,050	$-	$-	$1,813	$1,434	$196	$91	$49,617	$12,942
Net realized gains (losses)	12,660	36,720	95,681	19,341	14,888	5,385	3,030	7,351	245,759	30,947
Change in unrealized gains (losses)	(90,433)	33,017	(47,640)	58,280	(20,112)	7,347	6,971	(2,473)	(203,908)	80,193
Increase (Decrease) in net assets from operations	(69,833)	80,787	48,041	77,621	(3,411)	14,166	10,197	4,969	91,468	124,082

Contract Owner Transactions:
Purchase payments received	35,049	78,732	214,597	153,263	36,109	4,360	22,056	62,290	85,100	1,042,536
Net transfers between Sub-Accounts	(177,596)	153,649	(16)	209,607	-	47,830	3,862	(74,717)	2,345,375	(151,236)
Withdrawals and surrenders	-	-	(618,905)	-	(388)	(2,261)	-	(2,147)	(66,393)	-
Mortality and expense risk, cost of insurance and contract charges	(13,513)	(16,764)	(17,409)	(32,107)	(8,879)	(4,239)	(3,552)	(5,193)	(68,585)	(6,031)
Increase (Decrease) in net assets from contract owner transactions	(156,060)	215,617	(421,733)	330,763	26,842	45,690	22,366	(19,767)	2,295,497	885,269
Increase (Decrease) in net assets	(225,893)	296,404	(373,692)	408,384	23,431	59,856	32,563	(14,798)	2,386,965	1,009,351

Net Assets:
Beginning of year	515,189	218,785	1,016,641	608,257	139,042	79,186	73,864	88,662	1,009,351	-
End of year	$289,296	$515,189	$642,949	$1,016,641	$162,473	$139,042	$106,427	$73,864	$3,396,316	$1,009,351

Unit Activity from Participant Transactions:
Beginning of Year	37,207	19,099	80,979	52,788	9,016	5,797	5,857	7,633	90,251	-
Units purchased	2,652	6,526	15,672	12,271	2,285	304	1,743	5,203	6,835	105,589
Units transferred between Sub-Accounts	(12,480)	12,953	-	18,588	-	3,358	327	(6,366)	196,429	(14,768)
Units withdrawn, surrendered or canceled	(1,047)	(1,371)	(50,722)	(2,668)	(591)	(443)	(264)	(613)	(11,158)	(570)
End of Year	26,332	37,207	45,929	80,979	10,710	9,016	7,663	5,857	282,357	90,251

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	JBP		JP3		JP1		LA1		LA3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$936,671	$504,699	$62	$-	$1,481	$1,189	$37,840	$40,426	$2,593	$905
Net realized gains (losses)	(5,853)	24,139	75,569	36,998	423	133	338,263	761,651	56,562	30,865
Change in unrealized gains (losses)	(751,492)	7,542	(107,813)	57,254	356	17,720	(290,168)	76,457	(39,365)	(4,225)
Increase (Decrease) in net assets from operations	179,326	536,380	(32,182)	94,252	2,260	19,042	85,935	878,534	19,790	27,545

Contract Owner Transactions:
Purchase payments received	283,035	294,917	3,311	4,564	483	1,144	600,077	1,566,376	2,483	3,504
Net transfers between Sub-Accounts	(170)	17,676	(83,834)	10,596	-	1,365	637,569	(4,545,405)	39,958	171,375
Withdrawals and surrenders	(261,742)	(3,686)	-	-	(734)	-	(1,621,173)	(1,761,694)	-	-
Mortality and expense risk, cost of insurance and contract charges	(206,944)	(198,018)	(14,099)	(13,660)	(1,822)	(2,067)	(79,930)	(164,845)	(6,427)	(3,722)
Increase (Decrease) in net assets from contract owner transactions	(185,821)	110,889	(94,622)	1,500	(2,073)	442	(463,457)	(4,905,568)	36,014	171,157
Increase (Decrease) in net assets	(6,495)	647,269	(126,804)	95,752	187	19,484	(377,522)	(4,027,034)	55,804	198,702

Net Assets:
Beginning of year	13,459,181	12,811,912	737,932	642,180	134,320	114,836	3,417,261	7,444,295	238,428	39,726
End of year	$13,452,686	$13,459,181	$611,128	$737,932	$134,507	$134,320	$3,039,739	$3,417,261	$294,232	$238,428

Unit Activity from Participant Transactions:
Beginning of Year	796,833	789,914	37,663	37,694	9,175	9,144	204,334	522,122	13,078	2,812
Units purchased	16,722	18,134	160	241	32	83	34,912	103,715	122	216
Units transferred between Sub-Accounts	6	1,084	(4,058)	465	-	103	37,988	(292,197)	2,538	10,282
Units withdrawn, surrendered or canceled	(27,547)	(12,299)	(704)	(737)	(169)	(155)	(101,524)	(129,306)	(328)	(232)
End of Year	786,014	796,833	33,061	37,663	9,038	9,175	175,710	204,334	15,410	13,078

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	LA2		MLV		MF7		CO1(1)		MF1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$24,112	$20,208	$8,327	$6,831	$7,686	$1,598	$477	$375	$122	$15,736
Net realized gains (losses)	762,401	580,819	426,204	426,255	2,805	(8,434)	42,704	1,490	474	806,623
Change in unrealized gains (losses)	(793,115)	(153,572)	(446,070)	(177,238)	(3,324)	14,093	(26,488)	18,917	6,100	(936,362)
Increase (Decrease) in net assets from operations	(6,602)	447,455	(11,539)	255,848	7,167	7,257	16,693	20,782	6,696	(114,003)

Contract Owner Transactions:
Purchase payments received	824,961	937,576	479,970	443,509	48,321	6,852	-	4,062	1,134	910,227
Net transfers between Sub-Accounts	462,173	1,233,933	(219,075)	(42,568)	(49,087)	12,472	(181,208)	(8,808)	-	(7,774,599)
Withdrawals and surrenders	(261,461)	(1,323,062)	(46,002)	-	(366)	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(160,112)	(126,784)	(54,282)	(52,384)	(9,555)	(3,889)	(1,862)	(3,764)	(3,097)	(132,880)
Increase (Decrease) in net assets from contract owner transactions	865,561	721,663	160,611	348,557	(10,687)	15,435	(183,070)	(8,510)	(1,963)	(6,997,252)
Increase (Decrease) in net assets	858,959	1,169,118	149,072	604,405	(3,520)	22,692	(166,377)	12,272	4,733	(7,111,255)

Net Assets:
Beginning of year	4,438,149	3,269,031	2,470,673	1,866,268	201,752	179,060	166,377	154,105	60,997	7,172,252
End of year	$5,297,108	$4,438,149	$2,619,745	$2,470,673	$198,232	$201,752	$-	$166,377	$65,730	$60,997

Unit Activity from Participant Transactions:
Beginning of Year	249,898	206,568	173,904	148,198	17,634	16,412	12,204	12,888	5,248	656,239
Units purchased	44,942	55,862	33,179	32,897	4,193	618	-	330	91	82,793
Units transferred between Sub-Accounts	24,917	76,996	(14,051)	(3,306)	(4,199)	951	(12,073)	(712)	-	(721,638)
Units withdrawn, surrendered or canceled	(22,766)	(89,528)	(6,970)	(3,885)	(853)	(347)	(131)	(302)	(249)	(12,146)
End of Year	296,991	249,898	186,062	173,904	16,775	17,634	-	12,204	5,090	5,248

(1) For the period of January 1, 2007 through June 22, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	MFD		RG1(1)		MF2		MFF		GGR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$-	$-	$-	$-	$-	$-	$-	$-	$4,558	$885
Net realized gains (losses)	32	84,193	5	-	16,102	2,438	19,488	1,945	16,146	1,419
Change in unrealized gains (losses)	175	(96,251)	(582)	-	13,701	12,101	11,456	9,189	13,533	29,447
Increase (Decrease) in net assets from operations	207	(12,058)	(577)	-	29,803	14,539	30,944	11,134	34,237	31,751

Contract Owner Transactions:
Purchase payments received	973	439,221	-	-	3,840	38,971	4,838	18,873	1,471	4,930
Net transfers between Sub-Accounts	-	(1,517,189)	143,456	-	(28,837)	25,040	(28,264)	47,021	(4,358)	82,712
Withdrawals and surrenders	-	-	-	-	(18,615)	-	-	-	(903)	-
Mortality and expense risk, cost of insurance and contract charges	(410)	(21,757)	(1,977)	-	(5,208)	(8,509)	(4,209)	(4,337)	(7,896)	(8,231)
Increase (Decrease) in net assets from contract owner transactions	563	(1,099,725)	141,479	-	(48,820)	55,502	(27,635)	61,557	(11,686)	79,411
Increase (Decrease) in net assets	770	(1,111,783)	140,902	-	(19,017)	70,041	3,309	72,691	22,551	111,162

Net Assets:
Beginning of year	1,197	1,112,980	-	-	182,811	112,770	198,924	126,233	242,585	131,423
End of year	$1,967	$1,197	$140,902	$-	$163,794	$182,811	$202,233	$198,924	$265,136	$242,585

Unit Activity from Participant Transactions:
Beginning of Year	98	97,961	-	-	11,539	7,689	14,086	9,627	10,520	6,688
Units purchased	80	39,789	-	-	210	2,694	315	1,366	58	240
Units transferred between Sub-Accounts	-	(135,737)	14,347	-	(1,778)	1,724	(2,295)	3,418	(73)	3,984
Units withdrawn, surrendered or canceled	(33)	(1,915)	(197)	-	(1,444)	(568)	(271)	(325)	(354)	(392)
End of Year	145	98	14,150	-	8,527	11,539	11,835	14,086	10,151	10,520

(1) For the period of June 22, 2007 (commencement of operations of Sub-Account) through December 31, 2007.)

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	MF6		MFK		MFC		IG1		IGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$622,892	$924,683	$3,543	$84,141	$5,832	$4,725	$21,280	$7,266	$161,064	$-
Net realized gains (losses)	152,425	(822,279)	219	(73,083)	(35)	(6,408)	389,661	156,091	2,019,813	5,756
Change in unrealized gains (losses)	(20,899)	663,724	1,009	14,061	(4,298)	10,211	(111,565)	187,863	(555,957)	1,193,131
Increase (Decrease) in net assets from operations	754,418	766,128	4,771	25,119	1,499	8,528	299,376	351,220	1,624,920	1,198,887

Contract Owner Transactions:
Purchase payments received	251,225	1,452,111	43,201	475,953	2,021	4,178	94,517	69,496	-	1,943,761
Net transfers between Sub-Accounts	(11,409,635)	(3,670,362)	(29,314)	(1,187,433)	(10,170)	(95,453)	(271,099)	580,024	4,117,289	3,754,933
Withdrawals and surrenders	(24,383)	-	(18,222)	(1,112,041)	-	-	-	(2,241)	(38,645)	-
Mortality and expense risk, cost of insurance and contract charges	(154,743)	(304,781)	(3,576)	(30,681)	(2,354)	(2,152)	(51,702)	(39,555)	(176,402)	(29,270)
Increase (Decrease) in net assets from contract owner transactions	(11,337,536)	(2,523,032)	(7,911)	(1,854,202)	(10,503)	(93,427)	(228,284)	607,724	3,902,242	5,669,424
Increase (Decrease) in net assets	(10,583,118)	(1,756,904)	(3,140)	(1,829,083)	(9,004)	(84,899)	71,092	958,944	5,527,162	6,868,311

Net Assets:
Beginning of year	14,157,670	15,914,574	65,152	1,894,235	86,305	171,204	1,936,268	977,324	6,868,311	-
End of year	$3,574,552	$14,157,670	$62,012	$65,152	$77,301	$86,305	$2,007,360	$1,936,268	$12,395,473	$6,868,311

Unit Activity from Participant Transactions:
Beginning of Year	844,369	984,125	5,329	161,616	5,339	11,655	105,254	66,809	578,150	-
Units purchased	14,640	89,677	3,540	40,848	122	282	4,707	4,402	-	197,688
Units transferred between Sub-Accounts	(649,630)	(210,650)	(2,379)	(99,886)	(610)	(6,455)	(13,546)	36,590	333,209	383,144
Units withdrawn, surrendered or canceled	(10,467)	(18,783)	(1,750)	(97,249)	(142)	(143)	(2,562)	(2,547)	(16,381)	(2,682)
End of Year	198,912	844,369	4,740	5,329	4,709	5,339	93,853	105,254	894,978	578,150

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	M11		M1B		MF9		MFL		MMS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$502	$96	$235	$-	$226	$160	$2,415	$1,223	$4,765,539	$2,355,767
Net realized gains (losses)	6,269	529	20,526	11,693	18,168	7,794	9,857	2,092	-	-
Change in unrealized gains (losses)	8,183	8,931	34,312	1,851	(7,735)	4,211	(936)	9,775	-	-
Increase (Decrease) in net assets from operations	14,954	9,556	55,073	13,544	10,659	12,165	11,336	13,090	4,765,539	2,355,767

Contract Owner Transactions:
Purchase payments received	17,569	21,419	1,070	21,089	963	3,290	61,681	115,421	309,183	29,648
Net transfers between Sub-Accounts	-	-	846,866	(116,820)	(504,484)	487,848	106,639	51,465	29,636,370	54,227,545
Withdrawals and surrenders	(17,078)	-	-	-	(4,061)	-	(93,250)	-	(975,691)	(1,434,168)
Mortality and expense risk, cost of insurance and contract charges	(3,409)	(3,364)	(17,546)	(4,554)	(2,732)	(2,633)	(8,460)	(4,661)	(3,102,867)	(1,796,786)
Increase (Decrease) in net assets from contract owner transactions	(2,918)	18,055	830,390	(100,285)	(510,314)	488,505	66,610	162,225	25,866,995	51,026,239
Increase (Decrease) in net assets	12,036	27,611	885,463	(86,741)	(499,655)	500,670	77,946	175,315	30,632,534	53,382,006

Net Assets:
Beginning of year	129,794	102,183	139,115	225,856	519,635	18,965	203,904	28,589	87,485,335	34,103,329
End of year	$141,830	$129,794	$1,024,578	$139,115	$19,980	$519,635	$281,850	$203,904	$118,117,869	$87,485,335

Unit Activity from Participant Transactions:
Beginning of Year	13,160	11,155	11,172	19,482	40,634	1,679	14,412	2,288	6,981,655	2,848,202
Units purchased	1,670	2,366	85	1,774	70	267	4,248	8,630	24,370	2,426
Units transferred between Sub-Accounts	-	-	63,982	(9,699)	(38,709)	38,905	7,150	3,843	2,303,918	4,396,803
Units withdrawn, surrendered or canceled	(1,935)	(361)	(1,289)	(385)	(521)	(217)	(6,961)	(349)	(317,784)	(265,776)
End of Year	12,895	13,160	73,950	11,172	1,474	40,634	18,849	14,412	8,992,159	6,981,655
See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	M10(1)		M1A		RIS		RES		REI
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$-	$-	$-	$-	$85,622	$63,800	$55	$134	$3,531	$2,625
Net realized gains (losses)	(1,415)	-	117,882	26,305	1,188,749	674,418	5,115	832	56,004	2,366
Change in unrealized gains (losses)	(759)	-	(71,992)	157,624	(376,314)	498,932	(3,813)	1,096	21,641	57,143
Increase (Decrease) in net assets from operations	(2,174)	-	45,890	183,929	898,057	1,237,150	1,357	2,062	81,176	62,134

Contract Owner Transactions:
Purchase payments received	42,550	-	56,498	169,074	1,145,323	1,259,000	852	6,909	-	28,150
Net transfers between Sub-Accounts	(16,723)	-	(353,989)	5,937	43,112	2,446,106	-	-	(205,047)	145,435
Withdrawals and surrenders	-	-	(927)	(122,470)	(43,736)	(919,026)	(19,710)	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(2,396)	-	(38,090)	(36,022)	(148,084)	(100,517)	(937)	(2,227)	(16,421)	(15,407)
Increase (Decrease) in net assets from contract owner transactions	23,431	-	(336,508)	16,519	996,615	2,685,563	(19,795)	4,682	(221,468)	158,178
Increase (Decrease) in net assets	21,257	-	(290,618)	200,448	1,894,672	3,922,713	(18,438)	6,744	(140,292)	220,312

Net Assets:
Beginning of year	-	-	1,588,161	1,387,713	6,367,682	2,444,969	25,635	18,891	696,313	476,001
End of year	$21,257	$-	$1,297,543	$1,588,161	$8,262,354	$6,367,682	$7,197	$25,635	$556,021	$696,313

Unit Activity from Participant Transactions:
Beginning of Year	-	-	107,543	106,088	367,149	179,699	2,005	1,633	48,215	36,361
Units purchased	3,142	-	3,569	12,117	60,900	78,885	61	559	-	2,082
Units transferred between Sub-Accounts	(1,341)	-	(22,711)	634	3,439	168,036	-	-	(13,079)	10,916
Units withdrawn, surrendered or canceled	(176)	-	(2,498)	(11,296)	(10,469)	(59,471)	(1,568)	(187)	(1,055)	(1,144)
End of Year	1,625	-	85,903	107,543	421,019	367,149	498	2,005	34,081	48,215

(1) For the period of December 10, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	SG1(1)		SI1		TRS		MFJ		MF5
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$-	$-	$5,891	$2,013	$123,046	$357,975	$106,483	$98,447	$5,695	$1,308
Net realized gains (losses)	159,081	7,362	(226)	353	170,313	923,957	171,022	268,774	71,161	2,649
Change in unrealized gains (losses)	(89,136)	42,923	(3,841)	(414)	(140,675)	(498,466)	(145,780)	41,301	29,516	7,435
Increase (Decrease) in net assets from operations	69,945	50,285	1,824	1,952	152,684	783,466	131,725	408,522	106,372	11,392

Contract Owner Transactions:
Purchase payments received	-	75,499	-	17,086	631,251	1,622,601	395,978	867,155	375,408	215,777
Net transfers between Sub-Accounts	(1,027,799)	15,511	75,225	17,539	96,812	(9,235,588)	578,863	(1,883,630)	(81,900)	550
Withdrawals and surrenders	(184)	-	-	-	(2,098)	-	(187,210)	(937,889)	(26,009)	-
Mortality and expense risk, cost of insurance and contract charges	(11,069)	(22,718)	(2,307)	(655)	(75,189)	(210,686)	(85,608)	(86,062)	(33,355)	(8,606)
Increase (Decrease) in net assets from contract owner transactions	(1,039,052)	68,292	72,918	33,970	650,776	(7,823,673)	702,023	(2,040,426)	234,144	207,721
Increase (Decrease) in net assets	(969,107)	118,577	74,742	35,922	803,460	(7,040,207)	833,748	(1,631,904)	340,516	219,113

Net Assets:
Beginning of year	969,107	850,530	36,571	649	3,282,965	10,323,172	3,190,312	4,822,216	248,000	28,887
End of year	$-	$969,107	$111,313	$36,571	$4,086,425	$3,282,965	$4,024,060	$3,190,312	$588,516	$248,000

Unit Activity from Participant Transactions:
Beginning of Year	82,241	76,777	3,059	58	163,267	576,178	213,459	361,075	10,559	1,628
Units purchased	-	6,545	-	1,507	30,768	87,988	25,685	63,279	12,642	9,332
Units transferred between Sub-Accounts	(81,312)	942	6,149	1,551	4,470	(489,453)	37,206	(135,502)	(1,414)	27
Units withdrawn, surrendered or canceled	(929)	(2,023)	(188)	(57)	(3,695)	(11,446)	(17,644)	(75,393)	(2,299)	(428)
End of Year	-	82,241	9,020	3,059	194,810	163,267	258,706	213,459	19,488	10,559

(1) For the period of January 1, 2007 through June 22, 2007  (closing date of Sub-Account).

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	MFE		EIS		MV1		MC1		FSS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$1,815	$759	$2,784	$60	$11,430	$8,014	$-	$-	$6,821	$-
Net realized gains (losses)	2,693	1,211	5,983	141	54,074	41,629	25,039	31,277	18,219	5
Change in unrealized gains (losses)	48,807	10,432	(9,532)	462	(10,893)	65,396	57,550	(7,268)	(9,544)	9,091
Increase (Decrease) in net assets from operations	53,315	12,402	(765)	663	54,611	115,039	82,589	24,009	15,496	9,096

Contract Owner Transactions:
Purchase payments received	253,478	30,893	-	-	4,042	41,098	-	38,418	67,156	255,927
Net transfers between Sub-Accounts	4,893	50,808	176,917	3,789	243,131	44,709	(82,202)	(81,010)	(2,361)	138,339
Withdrawals and surrenders	-	-	(667)	-	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(6,020)	(2,260)	(1,213)	(41)	(21,660)	(15,102)	(22,916)	(21,363)	(28,793)	(3,182)
Increase (Decrease) in net assets from contract owner transactions	252,351	79,441	175,037	3,748	225,513	70,705	(105,118)	(63,955)	36,002	391,084
Increase (Decrease) in net assets	305,666	91,843	174,272	4,411	280,124	185,744	(22,529)	(39,946)	51,498	400,180

Net Assets:
Beginning of year	101,927	10,084	4,411	-	682,073	496,329	879,294	919,240	400,180	-
End of year	$407,593	$101,927	$178,683	$4,411	$962,197	$682,073	$856,765	$879,294	$451,678	$400,180

Unit Activity from Participant Transactions:
Beginning of Year	4,856	634	304	-	42,884	37,653	72,669	77,639	27,532	-
Units purchased	10,333	1,759	-	-	236	2,993	-	3,099	4,431	17,993
Units transferred between Sub-Accounts	191	2,588	11,229	308	14,347	3,298	(6,305)	(6,263)	(119)	9,763
Units withdrawn, surrendered or canceled	(243)	(125)	(124)	(4)	(1,281)	(1,060)	(1,751)	(1,806)	(1,884)	(224)
End of Year	15,137	4,856	11,409	304	56,186	42,884	64,613	72,669	29,960	27,532

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	NLM		NMC		NPP		NAR		OCF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$12,838	$19,847	$-	$-	$191	$189	$11,580	$8,505	$24,641	$9,293
Net realized gains (losses)	2,535	(3,189)	1,221,361	681,180	2,911	2,914	93,928	347,667	1,063,666	78,347
Change in unrealized gains (losses)	10,280	9,586	(339,524)	(216,687)	(501)	(2,201)	(50,808)	(181,151)	259,138	1,087,896
Increase (Decrease) in net assets from operations	25,653	26,244	881,837	464,493	2,601	902	54,700	175,021	1,347,445	1,175,536

Contract Owner Transactions:
Purchase payments received	797	13,143	1,633	52,455	1,843	1,871	686,163	497,343	356,972	7,990,806
Net transfers between Sub-Accounts	(99,295)	(6,623)	(5,780,834)	(145,407)	(621)	25,574	(384,939)	1,134,440	(2,863,173)	1,212,649
Withdrawals and surrenders	-	-	(4,294)	-	-	-	-	(1,402,593)	(95,240)	(375,526)
Mortality and expense risk, cost of insurance and contract charges	(8,595)	(12,218)	(33,946)	(61,187)	(1,066)	(614)	(33,459)	(34,033)	(194,602)	(89,457)
Increase (Decrease) in net assets from contract owner transactions	(107,093)	(5,698)	(5,817,441)	(154,139)	156	26,831	267,765	195,157	(2,796,043)	8,738,472
Increase (Decrease) in net assets	(81,440)	20,546	(4,935,604)	310,354	2,757	27,733	322,465	370,178	(1,448,598)	9,914,008

Net Assets:
Beginning of year	647,100	626,554	5,114,338	4,803,984	28,031	298	2,229,796	1,859,618	10,983,702	1,069,694
End of year	$565,660	$647,100	$178,734	$5,114,338	$30,788	$28,031	$2,552,261	$2,229,796	$9,535,104	$10,983,702

Unit Activity from Participant Transactions:
Beginning of Year	44,193	44,587	306,449	330,149	1,497	20	152,176	141,084	900,873	94,709
Units purchased	53	924	82	3,494	91	105	43,933	37,057	27,750	738,239
Units transferred between Sub-Accounts	(6,801)	(463)	(295,655)	(23,263)	(31)	1,408	(25,316)	80,800	(221,984)	106,554
Units withdrawn, surrendered or canceled	(574)	(855)	(2,116)	(3,931)	(53)	(36)	(2,178)	(106,765)	(21,518)	(38,629)
End of Year	36,871	44,193	8,760	306,449	1,504	1,497	168,615	152,176	685,121	900,873

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	OGS		OSC		PMB		PHY		PLD
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$27,782	$4,439	$6,811	$2,755	$4,320	$1,716	$310,311	$175,830	$4,384	$164
Net realized gains (losses)	118,268	37,679	100,266	158,743	1,585	1,016	114,850	(6,706)	951	(26)
Change in unrealized gains (losses)	(52,329)	110,688	(151,113)	63,221	(1,655)	581	(277,618)	171,343	2,748	25
Increase (Decrease) in net assets from operations	93,721	152,806	(44,036)	224,719	4,250	3,313	147,543	340,467	8,083	163

Contract Owner Transactions:
Purchase payments received	103,060	40,504	272,030	359,144	-	148	209,381	2,241,640	1,940	1,927
Net transfers between Sub-Accounts	2,508,743	1,235,892	348,391	1,167,396	-	43,661	(2,294,351)	2,762,788	94,460	3,678
Withdrawals and surrenders	(46,494)	-	-	(377,718)	(375)	-	(123,077)	(3,412)	-	-
Mortality and expense risk, cost of insurance and contract charges	(71,051)	(21,181)	(43,000)	(38,867)	(934)	(395)	(92,159)	(46,121)	(2,875)	(316)
Increase (Decrease) in net assets from contract owner transactions	2,494,258	1,255,215	577,421	1,109,955	(1,309)	43,414	(2,300,206)	4,954,895	93,525	5,289
Increase (Decrease) in net assets	2,587,979	1,408,021	533,385	1,334,674	2,941	46,727	(2,152,663)	5,295,362	101,608	5,452

Net Assets:
Beginning of year	1,426,329	18,308	1,898,451	563,777	74,070	27,343	5,645,666	350,304	6,261	809
End of year	$4,014,308	$1,426,329	$2,431,836	$1,898,451	$77,011	$74,070	$3,493,003	$5,645,666	$107,869	$6,261

Unit Activity from Participant Transactions:
Beginning of Year	90,934	1,374	126,981	43,365	3,552	1,433	339,475	22,982	588	79
Units purchased	6,317	2,891	17,170	24,974	-	8	12,248	143,525	179	188
Units transferred between Sub-Accounts	150,476	88,143	23,252	86,657	-	2,131	(136,085)	176,070	8,916	351
Units withdrawn, surrendered or canceled	(7,011)	(1,474)	(2,754)	(28,015)	(62)	(20)	(12,684)	(3,102)	(260)	(30)
End of Year	240,716	90,934	164,649	126,981	3,490	3,552	202,954	339,475	9,423	588

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	PRR		PTR		SCP		RX1		RX2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$337,899	$107,959	$1,291,910	$571,269	$3,128	$-	$335	$7	$-	$-
Net realized gains (losses)	(25,511)	20,037	(124,531)	34,449	54,712	259	189	11	19	3
Change in unrealized gains (losses)	672,716	(111,891)	1,407,190	(7,527)	(100,843)	2,441	(1,082)	77	-	15
Increase (Decrease) in net assets from operations	985,104	16,105	2,574,569	598,191	(43,003)	2,700	(558)	95	19	18

Contract Owner Transactions:
Purchase payments received	342,868	538,981	1,455,198	11,111,836	92,717	-	6,063	48	76	126
Net transfers between Sub-Accounts	7,138,115	2,131,806	11,215,670	4,316,946	1,111,443	51,778	19,890	-	-	-
Withdrawals and surrenders	(157,013)	(770,907)	(614,225)	(849,753)	(28,711)	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(194,823)	(105,284)	(531,901)	(268,130)	(33,019)	(820)	(1,047)	(71)	(73)	(55)
Increase (Decrease) in net assets from contract owner transactions	7,129,147	1,794,596	11,524,742	14,310,899	1,142,430	50,958	24,906	(23)	3	71
Increase (Decrease) in net assets	8,114,251	1,810,701	14,099,311	14,909,090	1,099,427	53,658	24,348	72	22	89

Net Assets:
Beginning of year	3,240,294	1,429,593	19,538,005	4,628,915	53,658	-	584	512	162	73
End of year	$11,354,545	$3,240,294	$33,637,316	$19,538,005	$1,153,085	$53,658	$24,932	$584	$184	$162

Unit Activity from Participant Transactions:
Beginning of Year	262,724	116,738	1,625,791	399,997	5,068	-	55	58	20	11
Units purchased	25,714	43,242	117,867	955,080	8,010	-	541	5	8	15
Units transferred between Sub-Accounts	570,956	174,567	922,283	366,778	98,734	5,148	1,822	-	-	-
Units withdrawn, surrendered or canceled	(27,387)	(71,823)	(92,010)	(96,064)	(5,536)	(80)	(93)	(8)	(8)	(6)
End of Year	832,007	262,724	2,573,931	1,625,791	106,276	5,068	2,325	55	20	20

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	SCM		SC2		SC1		SC3		SC5
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$3,907	$3,959	$145,661	$128,811	$2,114,828	$1,520,786	$168,479	$145,108	$73,302	$-
Net realized gains (losses)	30,021	(16,366)	(18,173)	6,465	-	-	1,945,928	1,113,938	1,049,415	1,505,723
Change in unrealized gains (losses)	(61,862)	62,114	(27,146)	1,568	-	-	(3,690,184)	1,585,904	(405,037)	(999,160)
Increase (Decrease) in net assets from operations	(27,934)	49,707	100,342	136,844	2,114,828	1,520,786	(1,575,777)	2,844,950	717,680	506,563

Contract Owner Transactions:
Purchase payments received	63,384	80,427	394,663	361,819	11,458,289	15,372,130	1,372,867	1,214,375	1,097,708	1,102,442
Net transfers between Sub-Accounts	104,661	(153,450)	(24,409)	(444,766)	(1,802,173)	4,953,454	(394,191)	1,442,459	506,515	1,117,841
Withdrawals and surrenders	-	-	(37,768)	(1,124,909)	(3,122,239)	(4,204,033)	(322,675)	(1,696,350)	(722,942)	(2,469,509)
Mortality and expense risk, cost of insurance and contract charges	(5,916)	(3,603)	(151,063)	(121,289)	(1,559,468)	(1,116,813)	(218,679)	(144,530)	(107,959)	(99,788)
Increase (Decrease) in net assets from contract owner transactions	162,129	(76,626)	181,423	(1,329,145)	4,974,409	15,004,738	437,322	815,954	773,322	(349,014)
Increase (Decrease) in net assets	134,195	(26,919)	281,765	(1,192,301)	7,089,237	16,525,524	(1,138,455)	3,660,904	1,491,002	157,549

Net Assets:
Beginning of year	299,470	326,389	2,780,629	3,972,930	38,441,677	21,916,153	10,737,626	7,076,722	4,557,755	4,400,206
End of year	$433,665	$299,470	$3,062,394	$2,780,629	$45,530,914	$38,441,677	$9,599,171	$10,737,626	$6,048,757	$4,557,755

Unit Activity from Participant Transactions:
Beginning of Year	18,059	23,634	188,798	284,245	3,475,542	2,072,605	272,905	249,940	214,216	230,173
Units purchased	3,813	5,360	25,849	24,849	1,027,679	1,446,040	35,964	35,661	46,389	55,239
Units transferred between Sub-Accounts	6,246	(10,692)	(1,655)	(31,588)	(162,064)	452,998	(12,975)	48,745	20,345	56,866
Units withdrawn, surrendered or canceled	(354)	(243)	(12,592)	(88,708)	(415,779)	(496,101)	(15,042)	(61,441)	(33,601)	(128,062)
End of Year	27,764	18,059	200,400	188,798	3,925,378	3,475,542	280,852	272,905	247,349	214,216
See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	SC7		SCB		TFS		FTI		TSF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$570	$657	$-	$-	$75,170	$53,828	$22,490	$9,405	$116,580	$205,121
Net realized gains (losses)	15,896	1,728	121,598	128,955	572,932	62,922	217,313	77,962	381,998	2,102,731
Change in unrealized gains (losses)	(9,148)	9,559	(141,094)	106,450	(112,475)	628,059	(79,664)	78,590	(298,499)	(321,424)
Increase (Decrease) in net assets from operations	7,318	11,944	(19,496)	235,405	535,627	744,809	160,139	165,957	200,079	1,986,428

Contract Owner Transactions:
Purchase payments received	78,687	57,229	132,928	351,092	717,828	612,101	140,421	207,735	749,075	1,476,276
Net transfers between Sub-Accounts	(83,413)	14,447	2,375	(557,259)	48,912	(36,254)	68,672	(154,461)	415,935	(7,850,442)
Withdrawals and surrenders	(1,817)	-	(323,761)	(1,041,249)	(1,705,165)	-	(440,383)	(6,483)	(29,426)	-
Mortality and expense risk, cost of insurance and contract charges	(6,172)	(5,889)	(21,689)	(34,890)	(83,674)	(125,135)	(29,602)	(23,689)	(137,129)	(223,208)
Increase (Decrease) in net assets from contract owner transactions	(12,715)	65,787)	(210,147	(1,282,306)	(1,022,099	450,712	(260,892)	23,102	998,455	(6,597,374)
Increase (Decrease) in net assets	(5,397)	77,731	(229,643)	(1,046,901)	(486,472	1,195,521	(100,753)	189,059	1,198,534	(4,610,946)

Net Assets:
Beginning of year	114,443	36,712	1,039,397	2,086,298	4,466,185	3,270,664	977,901	788,842	7,354,362	11,965,308
End of year	$109,046	$114,443	$809,754	$1,039,397	$3,979,713	$4,466,185	$877,148	$977,901	$8,552,896	$7,354,362

Unit Activity from Participant Transactions:
Beginning of Year	6,647	2,448	54,552	124,420	285,327	254,286	44,466	43,562	327,236	650,615
Units purchased	4,463	3,638	6,758	19,881	44,540	43,491	6,200	10,620	33,326	72,589
Units transferred between Sub-Accounts	(4,582)	936	156	(32,160)	2,970	(3,482)	3,099	(8,202)	17,669	(384,647)
Units withdrawn, surrendered or canceled	(451)	(375)	(17,801)	(57,589)	(113,256)	(8,968)	(19,219)	(1,514)	(7,142)	(11,321)
End of Year	6,077	6,647	43,665	54,552	219,581	285,327	34,546	44,466	371,089	327,236

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	FTG		TBC		REI		RNA		VMG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$2,044	$1,584	$5,034	$1,046	$504,568	$356,850	$-	$47	$-	$-
Net realized gains (losses)	15,892	40,511	47,483	5,510	3,780,556	1,553,153	15,716	1,802	1,550,745	9,409
Change in unrealized gains (losses)	(15,541)	(4,567)	41,103	23,714	(3,069,334)	2,116,328	(3,396)	4,290	44,520	1,022,826
Increase (Decrease) in net assets from operations	2,395	37,528	93,620	30,270	1,215,790	4,026,331	12,320	6,139	1,595,265	1,032,235

Contract Owner Transactions:
Purchase payments received	7,993	26,999	548,370	283,731	2,475,392	8,131,293	3,294	5,542	60,873	2,639,687
Net transfers between Sub-Accounts	(240)	(95,354)	(41,010)	50,629	(3,307,549)	1,614,514	(7,216)	20,506	(3,234,762)	4,845,625
Withdrawals and surrenders	(66,148)	(246,900)	-	-	(623,065)	(771,796)	-	-	(131,812)	-
Mortality and expense risk, cost of insurance and contract charges	(8,350)	(8,787)	(38,204)	(14,496)	(301,687)	(190,037)	(3,598)	(3,057)	(129,419)	(46,073)
Increase (Decrease) in net assets from contract owner transactions	(66,745)	(324,042)	469,156	319,864	(1,756,909)	8,783,974	(7,520)	22,991	(3,435,120)	7,439,239
Increase (Decrease) in net assets	(64,350)	(286,514)	562,776	350,134	(541,119)	12,810,305	4,800	29,130	(1,839,855)	8,471,474

Net Assets:
Beginning of year	147,353	433,867	629,722	279,588	27,046,640	14,236,335	101,778	72,648	8,556,786	85,312
End of year	$83,003	$147,353	$1,192,498	$629,722	$26,505,521	$27,046,640	$106,578	$101,778	$6,716,931	$8,556,786

Unit Activity from Participant Transactions:
Beginning of Year	6,820	24,456	50,108	24,398	1,485,420	930,172	9,247	7,084	577,966	6,297
Units purchased	357	1,417	39,070	22,758	129,740	508,415	271	517	3,375	201,033
Units transferred between Sub-Accounts	-	(5,192)	(2,211)	4,185	(156,534)	103,166	(707)	1,941	(196,395)	373,944
Units withdrawn, surrendered or canceled	(3,423)	(13,861)	(2,803)	(1,233)	(48,937)	(56,333)	(301)	(295)	(15,084)	(3,308)
End of Year	3,754	6,820	84,164	50,108	1,409,689	1,485,420	8,510	9,247	369,862	577,966

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	VCP		VGI		USC(1)
	Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$8,450	$3,310	$10,504	$262	$-	$-
Net realized gains (losses)	11,358	13,551	48,343	1,354	10,530	-
Change in unrealized gains (losses)	(36,175)	24,903	(43,018)	40,608	7,013	-
Increase (Decrease) in net assets from operations	(16,367)	41,764	15,829	42,224	17,543	-

Contract Owner Transactions:
Purchase payments received	224,589	224,568	5,408	4,817	-	-
Net transfers between Sub-Accounts	-	218,138	134,212	344,300	540,979	-
Withdrawals and surrenders	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(14,833)	(12,144)	(11,297)	(3,500)	(24,811))	-
Increase (Decrease) in net assets from contract owner transactions	209,756	430,562	128,323	345,617	516,168	-
Increase (Decrease) in net assets	193,389	472,326	144,152	387,841	533,711	-

Net Assets:
Beginning of year	473,674	1,348	408,176	20,335	-	-
End of year	$667,063	$473,674	$552,328	$408,176	$533,711	$-

Unit Activity from Participant Transactions:
Beginning of Year	34,255	114	28,210	1,633	-	-
Units purchased	16,035	16,757	362	372	-	-
Units transferred between Sub-Accounts	-	18,343	9,315	26,465	50,962	-
Units withdrawn, surrendered or canceled	(1,044)	(959)	(754)	(260)	(2,214)	-
End of Year	49,246	34,255	37,133	28,210	48,748	-

(1) For the period of February 23, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account G (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

There are three universal life insurance products in the Variable Accounts as follows: Sun Life Corporate VUL, FuturitySM Corporate VUL and Sun Life Large Case VUL.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of one of the following mutual funds:

AIM V.I. Basic Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. Dynamics Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Small Company Growth Fund, AIM V.I. International Growth Fund, Alger American MidCap Growth Portfolio, AllianceBernstein VP Global Technology Fund, AllianceBernstein VP Growth and Income Fund, AllianceBernstein VP International Growth Portfolio, AllianceBernstein VP Small Cap Growth Portfolio, AllianceBernstein VPS International Value Portolio, Delaware VIP Growth Opportunities Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series (SC), Dreyfus Emerging Leaders Portfolio, Dreyfus MidCap Stock Portfolio, Dreyfus VIF Appreciation Portfolio, Dreyfus VIF Developing Leaders Portfolio, Dreyfus VIF Growth and Income Portfolio, Dreyfus VIF Quality Bond Portfolio, Dreyfus Stock Index Fund, DWS Dreman High Return Equity VIP (Class A), DWS Small Cap Index VIP (Class A), DWS Small Cap Index VIP (Class B), DWS Dreman Small Cap Value VIP (Class A), Fidelity VIP Asset Manager: Growth Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Contrafund Portfolio SC 2, Fidelity VIP Equity Income Portfolio, Fidelity VIP Growth & Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Growth Portfolio SC 2, Fidelity VIP High Income Portfolio, Fidelity VIP Index 500 Portfolio, Fidelity VIP Investment Grade Bond Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Money Market Portfolio, Fidelity VIP Money Market Portfolio SC, Fidelity VIP Overseas Portfolio, Fidelity VIP Overseas Portfolio SC 2, Franklin Global Real Estate Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, GSAM VIT Structured U.S. Equity Fund, GSAM VIT Capital Growth Fund, Janus Aspen Series Mid Cap Value Portfolio, J.P. Morgan Bond Portfolio, J.P. Morgan Small Company Portfolio, J.P. Morgan U.S. Large Cap Core Equity Portfolio, Lord Abbett Series Fund Growth & Income Portfolio, Lord Abbett Series Fund International Portfolio, Lord Abbett Series Fund Mid Cap Value Portfolio, Mercury Value Opportunities V.I. Fund, MFS/Sun Life Bond Series SC, MFS/Sun Life Capial Opportunities Series SC, MFS/Sun Life Capital Appreciation Series, MFS/Sun Life Capital Appreciation Series SC, MFS/Sun Life Core Equity series SC, MFS/Sun Life Emerging Growth Series, MFS/Sun Life Emerging Growth Series SC, MFS/Sun Life Global Growth Series, MFS/Sun Life Government Securities Series, MFS/Sun Life Government Securities Series SC, MFS/Sun Life High Yield Series SC, MFS/Sun Life International Growth SC, MFS/Sun Life International Growth Series, MFS/Sun Life Massachusetts Investors Growth Stock Series, MFS/Sun Life Massachusetts Investors Growth Stock Series SC, MFS/Sun Life Massachusetts Investors Trust Series, MFS/Sun Life Massachusetts Investors Trust Series SC, MFS/Sun Life Money Market Series, , MFS/Sun Life New Discovery Series, MFS/Sun Life New Discovery Series SC, MFS/Sun Life Research International Series, MFS/Sun Life Research Series, MFS/Sun Life Research Series SC, MFS/Sun Life Strategic Growth Series, MFS/Sun Life Strategic Income Series SC, MFS/Sun Life Total Return Series, MFS/Sun Life Total Return Series SC, MFS/Sun Life Utilities Series, MFS/Sun Life Utilities Series SC, MFS/Sun Life Value Series, MFS/Sun Life Value Series SC, MFS/Sun Life Mid Cap Growth Series SC, Mutual Shares Securities Fund, Neuberger Berman AMT Limited Maturity Bond Portfolio, Neuberger Berman AMT Mid-Cap Growth Portfolio, Neuberger Berman AMT Partners Portfolio, Neuberger Berman AMT Regency Portfolio, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Small Cap Fund®/VA, PIMCO VIT Emerging Markets Bond Portfolio, PIMCO VIT High Yield Portfolio, PIMCO VIT Low Duration Portfolio, PIMCO VIT Real Return Portfolio, PIMCO VIT Total Return Portfolio, Royce Capital Fund - Small Cap Portfolio, Rydex VT Nova Fund, Rydex VT OTC Fund®, Sun CapitalSM All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun CapitalSM Money Market Fund, Sun Capital Real Estate Fund, SCSM Blue Chip Mid Cap Fund, SCSM Davis Venture Value Fund, SCSM Oppenheimer Main Street Small Cap Fund, Templeton Foreign Securities Fund (Class 1), Templeton Foreign Securities Fund (Class 2), Templeton Growth Securities Fund (Class 1), Templeton Growth Securities Fund (Class 2), T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price New America Growth Portfolio, Van Kampen UIF Mid Cap Growth Portfolio, Van Kampen LIT Comstock Portfolio, Van Kampen LIT Growth and Income Portfolio, Wagner U.S Smaller Companies.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements

(1) Organization - continued

Massachusetts Financial Services Company, an affiliate of the Sponsor, is the investment adviser to MFS/Sun Life Series Trust.  Sun Capital Advisers, Inc., an affiliate of the Sponsor, is the investment adviser to Sun Capital Advisers Trust.

The Variable Account exists in accordance with the regulations of the Delaware Insurance Department.  Under applicable insurance laws, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of investment income and realized and unrealized gains or losses.  Actual results could differ from those estimates.

Investment Valuations
Investments in shares of an investment portfolio of the Funds are recorded at their net asset value.  The Funds value their investment securities at fair value.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of shares of the Funds are computed on the basis of the identified cost of the investment sold.  Dividend income and realized gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately.  The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code.  Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not currently subject to tax by the contract owner.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions

Sales Load Charges – Charges are deducted from the premium before being allocated by Sub-Account.  For the Sun Life Corporate VUL and FuturitySM Corporate VUL products, the expense charges consist of premium tax, federal Deferred Acquisition Cost ("DAC") tax and the sales load.  The premium tax ranges from 2% to 4% of the premium in most states (Kentucky charges 7%).  The DAC tax charge is 1.25% of the premium. The sales load is 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium.  For the Sun Life Large Case VUL product, the expense charges consist of only premium expense load.  The premium expense load ranges from 0% to 9% of the premium up to target premium and from 0% to 3.25% of the premium in excess of the target premium.

Mortality and Expense Risk Charges – A mortality and expense risk charge based on the contract value is deducted from Sub-Account, through a reduction of units, for the mortality and expense risk assumed by the Sponsor. Daily deductions are made from each Sub-Account at an effective annual rate ranging from 0.15% to 0.60% for policy years 1 through 10, 0.10% to 0.25% for policy years 11 through 20, and 0.10% to 0.20% for policy years 21 and beyond.

Cost of Insurance – A monthly cost of insurance is deducted from each Sub-Account to cover anticipated costs of providing insurance coverage through a reduction of units. This charge is based on the length of time a policy has been in force and other factors, including age, sex and rating class of each insured and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary smoker and non-smoker mortality tables.

Other Contract Charges – A monthly administration charge is deducted from the value of each contract at the beginning of each month, through the reduction of units, to cover certain administration expenses. For the Sun Life Corporate VUL Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter. For the Sun Life Large Case VUL products, a monthly charge is $5.00 per policy for each policy month. The Sun Life Large Case VUL products also charges a deferred expense load applied to premium. The maximum charge will not exceed 0.50% of premium.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from 0.50% to 0.90% and 0.50% to 0.95% of average net assets value, respectively.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(4) Investment Purchases and Sales

The following table shows the aggregate cost of fund shares purchased and proceeds from the sales of fund shares for each Sub-Account for the year ended December 31, 2006:

	Purchases	Sales

AIM V.I. Basic Value Fund Sub-Account (AI6)	$22,879	$5,251
AIM V.I. Capital Appreciation Fund Sub-Account (AI1)	534	44,571
AIM V.I. Core Equity Fund Sub-Account (AI3)	8,832	20,630
AIM V.I. Dynamics Fund Sub-Account (IV1)	17,301	671
AIM V.I. Mid Cap Core Equity Fund Sub-Account (A22)	210,496	331,312
AIM V.I. Small Cap Equity Fund Sub-Account (ASC)	225,815	143,138
AIM V.I. Small Company Growth Fund Sub-Account (IV2)	68,892	216,856
AIM V.I. International Growth Fund Sub-Account (AI4)	554,164	21,282
Alger American MidCap Growth Portfolio Sub-Account (AL4)	1,650,555	191,028
AllianceBernstein VP Global Technology Fund Sub-Account (AN2)	17,973	10,522
AllianceBernstein VP Growth and Income Fund Sub-Account (AN3)	95,517	447,766
AllianceBernstein VP International Growth Portfolio Sub-Account (AN4)	1,017,256	344,595
AllianceBernstein VP Small Cap Growth Portfolio Sub-Account (AN5)	112,150	22,261
AllianceBernstein VPS International Value Portolio Sub-Account (IVP)	15,044,033	2,784,400
Delaware VIP Growth Opportunities Series Sub-Account (DGO)	95,781	60,679
Delaware VIP REIT Series Sub-Account (DRS)	629,520	785,191
Delaware VIP Small Cap Value Series Sub-Account (DSV)	1,223,001	621,285
Delaware VIP Trend Series: SC Sub-Account (DTS)	59,894	20,560
Dreyfus Emerging Leaders Portfolio Sub-Account (DEL)	64,225	339,491
Dreyfus MidCap Stock Portfolio Sub-Account (DMC)	53,554	20,153
Dreyfus VIF Appreciation Portfolio Sub-Account (DCA)	417,213	23,801
Dreyfus VIF Developing Leaders Portfolio Sub-Account (DSC)	421,327	2,156,967
Dreyfus VIF Growth and Income Portfolio Sub-Account (DGI)	3,992	4,715
Dreyfus VIF Quality Bond Portfolio Sub-Account (DQB)	612,613	944,324
Dreyfus Stock Index Fund Sub-Account (DSI)	23,653,877	12,137,511
DWS Dreman High Return Equity VIP: Class A Sub-Account (SHR)	175,868	72,529
DWS Small Cap Index VIP: Class A Sub-Account (SSI)	1,940,388	178,810
DWS Small Cap Index VIP: Class B Sub-Account (SSC)	531,328	393,334
DWS Dreman Small Cap Value VIP: Class A Sub-Account (SCV)	310,893	3,032
Fidelity VIP Asset Manager: Growth Portfolio Sub-Account (AMG)	2,601	2,969
Fidelity VIP Contrafund ® Portfolio Sub-Account (FCN)	13,147,930	6,012,508
Fidelity VIP Contrafund ® Portfolio SC 2 Sub-Account (FL1)	1,361,824	689,581
Fidelity VIP Equity Income Portfolio Sub-Account (FEI)	317,492	59,449
Fidelity VIP Equity Income Portfolio Sub-Account (FE2)	504,572	8,843
Fidelity VIP Growth & Income Portfolio Sub-Account (FVG)	43,380	18,718
Fidelity VIP Growth Portfolio Sub-Account (FGP)	76,556	46,962
Fidelity VIP Growth Portfolio SC 2 Sub-Account (FL3)	253,670	555,146
Fidelity VIP High Income Portfolio Sub-Account (FHI)	3,354,774	2,719,200
Fidelity VIP Index 500 Portfolio Sub-Account (FIP)	1,365	683
Fidelity VIP Investment Grade Bond Portfolio Sub-Account (FIG)	12,105,970	393,136
Fidelity VIP Mid Cap Portfolio Sub-Account (FMC)	136,919	21,182
Fidelity VIP Money Market Portfolio Sub-Account (FMM)	8,198	-
Fidelity VIP Money Market Portfolio SC Sub-Account (FL5)	49,180,131	53,382,611
Fidelity VIP Overseas Portfolio Sub-Account (FOF)	180,237	2,763
Fidelity VIP Overseas Portfolio SC 2 Sub-Account (FL2)	282,665	89,430
Franklin Global Real Estate Securities Fund Sub-Account (FRE)	201,885	328,002
Franklin Small-Mid Cap Growth Securities Fund Sub-Account (FSC)	244,436	635,427
GSAM VIT Structured U.S. Equity Fund Sub-Account (GS3)	50,555	9,181
GSAM VIT Capital Growth Fund Sub-Account (GS7)	52,501	29,939
Janus Aspen Series Mid Cap Value Portfolio Sub-Account (MVP)	3,666,065	1,183,921
J.P. Morgan Bond Portfolio Sub-Account (JBP)	1,215,389	464,539
J.P. Morgan Small Company Portfolio Sub-Account (JP3)	66,342	127,727

Sun Life of Canada Sub-Account (U.S.) Variable Account G
Notes to Financial Statements – continued

(4) Investment Purchases and Sales - continued

	Purchases	Sales

J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account (JP1)	$1,863	$2,457
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account (LA1)	1,125,178	1,342,101
Lord Abbett Series Fund International Portfolio Sub-Account (LA3)	217,536	144,233
Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account (LA2)	2,637,282	1,038,775
Mercury Value Opportunities V.I. Fund Sub-Account (MLV)	1,002,407	377,978
MFS/Sun Life Bond Series SC Sub-Account (MF7)	77,449	80,450
MFS/Sun Life Capial Opportunities Series SC Sub-Account (CO1)	477	183,070
MFS/Sun Life Capital Appreciation Series Sub-Account (MF1)	1,022	2,861
MFS/Sun Life Capital Appreciation Series SC Sub-Account (MFD)	973	411
MFS/Sun Life Core Equity Series SC Sub-Account (RG1)	143,448	1,969
MFS/Sun Life Emerging Growth Series Sub-Account (MF2)	17,198	66,018
MFS/Sun Life Emerging Growth Series SC Sub-Account (MFF)	59,950	87,585
MFS/Sun Life Global Growth Series Sub-Account (GGR)	53,442	60,570
MFS/Sun Life Government Securities Series Sub-Account (MF6)	893,611	11,608,254
MFS/Sun Life Government Securities Series SC Sub-Account (MFK)	45,783	50,152
MFS/Sun Life High Yield Series SC Sub-Account (MFC)	14,420	19,091
MFS/Sun Life International Growth Series SC Sub-Account (IG1)	389,549	329,214
MFS/Sun Life International Growth Series Sub-Account (IGS)	8,302,088	2,540,748
MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account (M11)	17,850	20,266
MFS/Sun Life Massachusetts Investors Growth Stock Series SC Sub-Account (M1B)	935,294	104,669
MFS/Sun Life Massachusetts Investors Trust Series Sub-Account (MF9)	1,092	511,180
MFS/Sun Life Massachusetts Investors Trust Series SC Sub-Account (MFL)	169,198	100,173
MFS/Sun Life Money Market Series Sub-Account (MMS)	34,814,496	4,181,962
MFS/Sun Life New Discovery Series Sub-Account (M10)	86,985	62,456
MFS/Sun Life New Discovery Series SC Sub-Account (M1A)	95,293	392,918
MFS/Sun Life Research International Series Sub-Account (RIS)	3,169,321	1,246,000
MFS/Sun Life Research Series Sub-Account (RES)	850	20,591
MFS/Sun Life Research Series SC Sub-Account (RE1)	3,531	221,468
MFS/Sun Life Strategic Growth Series Sub-Account (SG1)	-	1,039,052
MFS/Sun Life Strategic Income SC Sub-Account (SI1)	84,868	6,059
MFS/Sun Life Total Return Series Sub-Account (TRS)	1,960,483	1,020,796
MFS/Sun Life Total Return Series SC Sub-Account (MFJ)	1,316,421	352,884
MFS/Sun Life Utilities Series Sub-Account (MF5)	554,074	314,234
MFS/Sun Life Utilities Series SC Sub-Account (MFE)	262,143	7,975
MFS/Sun Life Value Series Sub-Account (EIS)	253,901	65,967
MFS/Sun Life Value Series SC Sub-Account (MV1)	306,990	21,565
MFS/Sun Life Mid Cap Growth Series SC Sub-Account (MC1)	-	105,117
Mutual Shares Securities Fund Sub-Account (FSS)	129,780	72,123
Neuberger Berman AMT Limited Maturity Bond Portfolio Sub-Account (NLM)	157,883	252,139
Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account (NMC)	26,703	5,844,144
Neuberger Berman AMT Partners Portfolio Sub-Account (NPP)	4,947	1,607
Neuberger Berman AMT Regency Portfolio Sub-Account (NAR)	910,750	561,819
Oppenheimer Capital Appreciation Fund/VA Sub-Account (OCF)	4,331,969	7,103,373
Oppenheimer Global Securities Fund/VA Sub-Account (OGS)	2,826,275	203,246
Oppenheimer Main Street Small Cap Fund®/VA Sub-Account (OSC)	932,009	275,145
PIMCO VIT Emerging Markets Bond Portfolio Sub-Account (PMB)	5,834	1,309
PIMCO VIT High Yield Portfolio Sub-Account (PHY)	2,665,348	4,655,245
PIMCO VIT Low Duration Portfolio Sub-Account (PLD)	249,772	151,862
PIMCO VIT Real Return Portfolio Sub-Account (PRR)	9,340,344	1,847,983
PIMCO VIT Total Return Portfolio Sub-Account (PTR)	28,384,477	15,567,825
Royce Capital Fund - Small Cap Portfolio Sub-Account (SCP)	1,395,337	197,892

Sun Life of Canada Sub-Account (U.S.) Variable Account G
Notes to Financial Statements – continued

(4) Investment Purchases and Sales - continued

	Purchases	Sales

Rydex VT Nova Fund Sub-Account (RX1)	$26,286	$1,048
Rydex VT OTC Fund Sub-Account (RX2)	73	70
Sun CapitalSM All Cap Fund Sub-Account (SCM)	214,796	19,791
Sun Capital Investment Grade Bond Fund ® Sub-Account (SC2)	636,726	309,641
Sun CapitalSM Money Market Fund Sub-Account (SC1)	14,681,207	7,591,968
Sun Capital Real Estate Fund ® Sub-Account (SC3)	4,920,463	2,911,623
SCSM Blue Chip Mid Cap Fund Sub-Account (SC5)	3,403,937	1,448,392
SCSM Davis Venture Value Fund Sub-Account (SC7)	79,175	91,319
SCSM Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	289,955	368,955
Templeton Foreign Securities Fund: Class 1 Sub-Account (TFS)	941,704	1,732,984
Templeton Foreign Securities Fund: Class 2 Sub-Account (FTI)	388,673	575,777
Templeton Growth Securities Fund: Class 1 Sub-Account (TSF)	1,746,241	303,067
Templeton Growth Securities Fund: Class 2 Sub-Account (FTG)	15,205	73,385
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	762,399	288,210
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	13,832,784	13,434,705
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	38,512	35,560
Van Kampen UIF Mid Cap Growth Portfolio Sub-Account (VMG)	2,930,603	6,005,488
Van Kampen LIT Comstock Portfolio Sub-Account (VCP)	242,505	13,888
Van Kampen LIT Growth and Income Portfolio Sub-Account (VGI)	431,511	268,124
Wanger U.S. Smaller Companies (USC)	871,905	352,502
Total	$292,527,882	$189,422,060

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
AI6	December 31, 2007	2,932	$13.1185	$38	0.68%	1.54%
	December 31, 2006	1,821	12.9191	24	0.42	0.13
	December 31, 2005	915	11.4122	10	0.00	0.06

AI1	December 31, 2007	212,397	12.8856	2,737	-	12.01
	December 31, 2006	215,990	11.5036	2,485	0.07	6.30
	December 31, 2005	189,249	10.8218	2,048	0.06	8.84
	December 31, 2004	174,503	9.9433	1,735	-	6.63
	December 31, 2003	146,985	9.3254	1,371	-	29.52

AI3	December 31, 2007	2,288	17.4338	41	1.13	8.12
	December 31, 2006	3,033	16.1250	50	0.56	16.70
	December 31, 2005	818	13.8173	11	1.60	5.31
	December 31, 2004	617	13.1203	8	1.30	8.97
	December 31, 2003	353	12.0405	4	1.40	24.42

IV1(3)	December 31, 2007	860	20.15	17	-	12.19

A22	December 31, 2007	14,365	14.2192	204	0.30	9.55
	December 31, 2006	25,427	12.9798	330	0.70	11.24
	December 31, 2005	59,376	11.6681	693	0.52	7.62

ASC(4)	December 31, 2007	8,322	9.98	83	0.05	(0.20)

IV2	December 31, 2007	-	-	-	-	-
	December 31, 2006	10,541	16.07	169	-	14.13
	December 31, 2005	78,833	14.08	1,110	-	5.19
	December 31, 2004	43,896	13.3883	588	-	13.90
	December 31, 2003	17,990	11.7600	212	-	33.43

AI4	December 31, 2007	54,765	24.6047	1,348	0.49	14.72
	December 31, 2006	31,874	21.4477	684	1.17	28.23
	December 31, 2005	24,516	16.7255	410	0.87	17.93
	December 31, 2004	13,682	14.1829	194	0.83	24.00
	December 31, 2003	5,825	11.4374	67	1.55	29.06

AL4	December 31, 2007	105,767	17.1679	1,816	-	31.56
	December 31, 2006	17,936	13.0498	234	-	10.14
	December 31, 2005	61	11.8482	1	-	18.48

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on April 15, 2007.
(4) Commenced on May 4, 2007.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
AN2	December 31, 2007	1,794	$16.2610	$29	0.00%	19.89%
	December 31, 2006	1,270	13.5628	17	-	8.38
	December 31, 2005	1,935	12.5140	24	-	3.65
	December 31, 2004	1,986	12.0736	24	-	5.09
	December 31, 2003	370	11.4892	4	-	43.79

AN3	December 31, 2007	8,911	16.2818	145	1.30	4.86
	December 31, 2006	32,609	15.5272	506	1.29	16.98
	December 31, 2005	46,915	13.2730	623	1.29	4.60
	December 31, 2004	30,073	12.6898	382	0.75	11.22
	December 31, 2003	4,511	11.4095	52	0.90	32.18

AN4	December 31, 2007	56,357	34.1062	1,922	1.36	17.78
	December 31, 2006	54,460	28.9576	1,577	0.66	26.70
	December 31, 2005	38,455	22.8557	879	0.36	20.55
	December 31, 2004	15,219	18.9594	289	0.18	23.97
	December 31, 2003	8	15.2932	-	-	52.93

AN5	December 31, 2007	8,114	19.4494	158	-	13.70
	December 31, 2006	3,187	17.1063	55	-	10.50

IVP	December 31, 2007	1,459,441	13.6743	19,957	1.25	5.84
	December 31, 2006	613,578	12.9197	7,927	0.14	29.20

DGO	December 31, 2007	5,948	15.2571	91	-	12.96
	December 31, 2006	4,250	13.5072	57	-	6.36
	December 31, 2005	6,474	12.7000	82	-	11.40

DRS	December 31, 2007	20,548	16.4247	337	1.46	(13.94)
	December 31, 2006	38,838	19.0849	741	0.77	32.63
	December 31, 2005	19,485	14.3899	280	-	7.17

DSV	December 31, 2007	138,008	14.2990	1,973	0.48	(6.62)
	December 31, 2006	105,531	15.3127	1,616	0.24	16.19
	December 31, 2005	26,821	13.1793	353	-	9.42

DTS	December 31, 2007	12,237	13.5295	166	-	10.75
	December 31, 2006	9,079	12.2164	111	-	7.59
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
DEL	December 31, 2007	-	$-	$-	0.00%	0.00%
	December 31, 2006	25,785	12.8359	331	-	8.24

DMC	December 31, 2007	4,038	12.5859	51	0.23	1.50
	December 31, 2006	1,803	12.4002	22	0.36	7.75
	December 31, 2005	1,562	11.5084	18	-	15.08

DCA	December 31, 2007	28,995	15.3285	444	0.19	7.13
	December 31, 2006	1,708	14.3079	24	1.54	16.48
	December 31, 2005	1,535	12.2839	19	0.04	4.38
	December 31, 2004	24,514	11.7687	289	2.78	5.05
	December 31, 2003	45,304	11.2034	501	0.02	21.17

DSC	December 31, 2007	202,961	12.9962	2,637	0.64	(11.06)
	December 31, 2006	348,103	14.6122	5,086	0.42	3.77
	December 31, 2005	476,208	14.0812	6,705	-	5.80
	December 31, 2004	352,886	13.3093	4,696	0.00	0.11
	December 31, 2003	291,499	11.9537	3,484	0.02	31.69

DGI	December 31, 2007	1,186	13.6048	16	0.76	8.45
	December 31, 2006	1,315	12.5453	16	0.54	14.23
	December 31, 2005	1,188	10.9822	13	1.36	3.35
	December 31, 2004	1,094	10.6260	12	1.29	7.47
	December 31, 2003	953	9.8876	9	0.11	26.57

DQB	December 31, 2007	417,322	15.7163	6,557	4.81	3.54
	December 31, 2006	459,173	15.1787	6,968	4.59	4.23
	December 31, 2005	422,644	14.5623	6,153	3.62	2.48
	December 31, 2004	395,218	14.2101	5,614	4.06	3.37
	December 31, 2003	416,146	13.7471	5,722	3.92	4.94

DSI	December 31, 2007	5,698,584	12.2060	69,547	1.75	5.26
	December 31, 2006	4,860,856	11.5965	56,379	1.80	15.50
	December 31, 2005	3,603,696	10.0405	36,191	1.71	4.69
	December 31, 2004	2,152,440	9.5906	20,651	1.86	10.64
	December 31, 2003	1,994,466	8.6683	17,288	1.54	28.36

SHR(3)	December 31, 2007	6,772	14.1148	96	1.24	(1.86)

SSI	December 31, 2007	259,084	13.9182	3,606	0.86	(1.90)
	December 31, 2006	155,599	14.1875	2,208	0.58	17.49
	December 31, 2005	126,501	12.0754	1,528	0.83	4.26

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on February 26, 2007.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
SSC	December 31, 2007	101,087	$19.2954	$1,944	0.59%	-2.16%
	December 31, 2006	101,506	19.7211	2,002	0.40	17.19
	December 31, 2005	81,411	16.8283	1,370	0.37	3.99
	December 31, 2004	46,571	16.1824	754	0.12	17.48
	December 31, 2003	7,000	13.7747	96	-	37.75

SCV	December 31, 2007	26,622	14.9024	397	0.80	3.06
	December 31, 2006	7,466	14.4603	108	0.54	25.06
	December 31, 2005	488	11.5625	6	-	15.63

AMG	December 31, 2007	2,908	14.1857	35	-	18.97
	December 31, 2006	2,940	11.9241	31	-	6.99
	December 31, 2005	1,848	11.1454	17	-	3.89
	December 31, 2004	21,978	10.7281	236	1.65	5.98
	December 31, 2003	14,671	10.1225	149	2.16	23.34

FCN	December 31, 2007	483,601	30.1521	14,581	0.92	17.59
	December 31, 2006	338,660	25.6413	8,684	1.39	11.72
	December 31, 2005	126,315	22.9521	2,899	0.24	16.94
	December 31, 2004	83,724	19.6278	1,643	0.21	15.48
	December 31, 2003	42,586	16.9973	724	0.38	28.46

FL1	December 31, 2007	125,764	21.8671	2,737	0.74	17.30
	December 31, 2006	125,144	18.6416	2,333	1.06	11.43
	December 31, 2005	308,911	16.7292	5,168	0.09	16.65
	December 31, 2004	189,838	14.3418	2,723	0.09	15.16
	December 31, 2003	48,020	12.4539	598	0.11	28.20

FEI	December 31, 2007	145,662	20.8160	3,032	1.83	1.53
	December 31, 2006	148,177	20.5021	3,038	2.73	20.19
	December 31, 2005	600,228	17.0576	10,239	1.38	5.87
	December 31, 2004	1,056,327	16.1126	17,020	1.48	11.53
	December 31, 2003	912,163	14.4470	13,178	1.49	30.33

FE2(3)	December 31, 2007	42,111	10.8075	455	4.29	8.07

FVG	December 31, 2007	5,485	14.3499	79	1.68	12.12
	December 31, 2006	3,910	12.7981	50	1.07	13.18
	December 31, 2005	2,234	11.3080	25	-	7.63

FGP	December 31, 2007	13,398	19.8222	266	0.78	26.96
	December 31, 2006	11,815	15.6124	185	0.55	6.85
	December 31, 2005	204,148	14.6115	2,983	0.48	5.80
	December 31, 2004	177,274	13.8107	2,448	0.25	3.38
	December 31, 2003	155,827	13.3594	2,082	0.24	32.85

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on August 1, 2007.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

						Investment
			Net Assets			Income as a
		Units	Unit			% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)		Net Assets(1)	Return(2)
FL3	December 31, 2007	57,043	$15.8941	$891		0.37%	26.66%
	December 31, 2006	76,148	12.5487	956		0.17	6.57
	December 31, 2005	205,186	11.7748	2,416		0.22	5.50
	December 31, 2004	133,887	11.1607	1,494		0.06	3.12
	December 31, 2003	45,436	10.8228	492		0.03	32.54

FHI	December 31, 2007	76,674	12.7567	978		6.94	2.79
	December 31, 2006	30,176	12.4110	375		7.80	11.24
	December 31, 2005	34,527	11.1573	385		15.17	2.70
	December 31, 2004	26,937	10.8638	293		7.07	9.59
	December 31, 2003	20,702	9.9129	205		6.40	27.26

FIP	December 31, 2007	1,858	20.1183	38		3.59	5.44
	December 31, 2006	1,892	19.0805	37		2.39	15.73
	December 31, 2005	3,432	16.4872	57		1.74	4.82
	December 31, 2004	3,516	15.7286	56		1.39	10.61
	December 31, 2003	1,378	14.2193	20		9.28	28.41

FIG	December 31, 2007	1,057,995	17.1509	18,146		2.92	4.35
	December 31, 2006	381,208	16.4364	6,266		3.12	4.35
	December 31, 2005	270,915	15.7514	4,267		-	2.19

FMC(3)	December 31, 2007	10,016	12.4047	124		0.59	24.05

FMM	December 31, 2007	10,000	15.3298	154	(4)	5.33	5.22
	December 31, 2006	10,000	14.5693	146	(4)	4.65	4.88
	December 31, 2005	10,000	13.8910	139	(4)	2.94	3.04
	December 31, 2004	10,000	13.4818	135	(4)	15.79	1.21
	December 31, 2003	10,000	13.3206	133	(4)	2.44	1.00

FL5	December 31, 2007	3,578,472	11.4278	40,873		4.81	5.11
	December 31, 2006	4,147,381	10.8723	45,076		3.79	4.77
	December 31, 2005	500,774	10.3773	5,197		2.76	2.93
	December 31, 2004	2,242	10.0824	23		2.39	0.82

FOF	December 31, 2007	10,433	18.4020	192		3.54	17.31
	December 31, 2006	280	15.6864	4		-	18.08

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on February 26, 2007.
(4) This amount represents the total of the Fidelity VIP Money Market Portfolio Net Assets Applicable to Contract Owners and the Net Assets Applicable to the Sponsor.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
FL2	December 31, 2007	49,399	$23.3050	$1,152	2.92%	17.05%
	December 31, 2006	44,665	19.9098	890	0.60	17.77
	December 31, 2005	141,542	16.9053	2,393	0.52	18.78
	December 31, 2004	115,242	14.2322	1,640	0.65	13.31
	December 31, 2003	31,025	12.5601	390	0.26	43.04

FRE	December 31, 2007	26,332	10.9870	289	2.02	(20.65)
	December 31, 2006	37,207	13.8470	515	2.55	20.87
	December 31, 2005	19,099	11.4557	219	-	14.56

FSC	December 31, 2007	45,929	13.9989	643	-	11.51
	December 31, 2006	80,979	12.5544	1,017	-	8.95
	December 31, 2005	52,788	11.5226	608	-	5.09
	December 31, 2004	7,962	10.9649	87	-	9.65

GS3	December 31, 2007	10,710	15.1703	162	1.18	(1.63)
	December 31, 2006	9,016	15.4213	139	1.47	12.89
	December 31, 2005	5,797	13.6604	79	0.63	6.51
	December 31, 2004	5,987	12.8254	77	1.88	14.94
	December 31, 2003	53	11.1583	1	1.11	29.47

GS7	December 31, 2007	7,663	13.8892	106	0.21	10.13
	December 31, 2006	5,857	12.6115	74	0.09	8.56
	December 31, 2005	7,633	11.6171	89	0.16	2.94
	December 31, 2004	4,915	11.2851	55	1.34	12.85

MVP	December 31, 2007	282,357	12.0284	3,396	1.78	7.55
	December 31, 2006	90,251	11.1838	1,009	2.91	11.84

JBP	December 31, 2007	786,014	17.1186	13,453	6.94	1.33
	December 31, 2006	796,833	16.8943	13,459	3.87	4.14
	December 31, 2005	789,914	16.2227	12,812	3.18	2.81
	December 31, 2004	713,031	15.7792	11,249	3.43	4.29
	December 31, 2003	707,104	15.1300	10,699	2.83	3.72

JP3	December 31, 2007	33,061	18.4654	611	0.01	(5.67)
	December 31, 2006	37,663	19.5750	738	-	15.01
	December 31, 2005	37,694	17.0208	642	-	3.42
	December 31, 2004	30,363	16.4587	500	-	27.17
	December 31, 2003	30,306	12.9424	392	-	35.98

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
JP1	December 31, 2007	9,038	$14.8833	$135	1.08%	1.66%
	December 31, 2006	9,175	14.6402	134	0.97	16.57
	December 31, 2005	9,144	12.5588	115	1.10	1.35
	December 31, 2004	23,681	12.3915	293	1.58	9.49
	December 31, 2003	70,487	11.3177	798	0.72	28.14

LA1	December 31, 2007	175,710	17.2931	3,040	1.32	3.44
	December 31, 2006	204,334	16.7183	3,417	0.75	17.27
	December 31, 2005	522,122	14.2559	7,444	1.12	3.25
	December 31, 2004	319,388	13.8076	4,411	1.12	12.65
	December 31, 2003	128,258	12.2568	1,573	0.95	31.01

LA3	December 31, 2007	15,410	19.0939	294	0.86	4.73
	December 31, 2006	13,078	18.2315	238	0.56	29.08
	December 31, 2005	2,812	14.1247	40	-	26.63
	December 31, 2004	561	11.1543	6	0.14	20.71
	December 31, 2003	457	9.2409	4	2.01	41.25

LA2	December 31, 2007	296,991	17.8571	5,297	0.46	0.58
	December 31, 2006	249,898	17.7540	4,438	0.56	12.23
	December 31, 2005	206,568	15.8192	3,269	0.68	8.22
	December 31, 2004	80,667	14.6174	1,180	0.43	24.04
	December 31, 2003	38,062	11.7842	449	0.61	24.75

MLV	December 31, 2007	186,062	14.0801	2,620	0.30	(0.89)
	December 31, 2006	173,904	14.2072	2,471	0.30	12.82
	December 31, 2005	148,198	12.5931	1,866	0.56	10.38

MF7	December 31, 2007	16,775	11.8170	198	4.11	3.28
	December 31, 2006	17,634	11.4415	202	1.37	4.87
	December 31, 2005	16,412	10.9101	179	5.95	1.59
	December 31, 2004	15,113	10.7391	162	0.21	7.39

CO1	December 31, 2007	-	-	-	0.63	-
	December 31, 2006	12,204	13.6324	166	0.25	14.02
	December 31, 2005	12,888	11.9566	154	0.75	1.31
	December 31, 2004	14,286	11.8019	169	0.24	12.52
	December 31, 2003	1,596	10.4885	17	-	4.88

MF1	December 31, 2007	5,090	12.9206	66	0.19	11.14
	December 31, 2006	5,248	11.6257	61	0.30	6.37
	December 31, 2005	656,239	10.9294	7,172	0.57	0.92
	December 31, 2004	579,514	10.8301	6,276	0.06	11.02
	December 31, 2003	476,632	9.7600	4,650	-	28.71

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements – continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Unit	Unit		% of Average
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
MFD	December 31, 2007	145	$13.3655	$2	0.00%	10.93%
	December 31, 2006	98	12.0491	1	-	6.05
	December 31, 2005	97,961	11.3613	1,113	-	0.63
	December 31, 2004	60,888	11.2897	687	-	10.78
	December 31, 2003	22,075	10.1909	225	-	28.35

RG1(3)	December 31, 2007	14,150	9.9576	141	-	(0.42)

MF2	December 31, 2007	8,527	19.2116	164	-	21.25
	December 31, 2006	11,539	15.8451	183	-	8.02
	December 31, 2005	7,689	14.6685	113	-	9.14
	December 31, 2004	6,880	13.4404	92	-	13.24
	December 31, 2003	6,920	11.8688	82	-	31.49

MFF	December 31, 2007	11,835	17.0885	202	-	21.00
	December 31, 2006	14,086	14.1227	199	-	7.70
	December 31, 2005	9,627	13.1134	126	-	8.90
	December 31, 2004	70,196	12.0419	845	-	12.96
	December 31, 2003	63,948	10.6599	682	-	31.14

GGR	December 31, 2007	10,151	26.1084	265	1.75	13.27
	December 31, 2006	10,520	23.0491	243	0.47	17.37
	December 31, 2005	6,688	19.6372	131	0.69	10.03
	December 31, 2004	7,037	17.8466	126	0.38	15.61
	December 31, 2003	13,847	15.4368	214	0.50	35.44

MF6	December 31, 2007	198,912	17.9708	3,575	5.34	7.18
	December 31, 2006	844,369	16.7672	14,158	5.30	3.68
	December 31, 2005	984,125	16.1714	15,915	4.73	2.30
	December 31, 2004	579,747	15.8073	9,164	5.94	3.76
	December 31, 2003	572,822	15.2344	8,727	4.30	2.15

MFK	December 31, 2007	4,740	12.9618	62	4.76	6.91
	December 31, 2006	5,329	12.1243	65	6.96	3.47
	December 31, 2005	161,616	11.7174	1,894	4.29	2.01
	December 31, 2004	115,002	11.4869	1,322	4.91	3.55
	December 31, 2003	109,937	11.0931	1,220	4.31	1.87

MFC	December 31, 2007	4,709	16.4167	77	7.02	1.56
	December 31, 2006	5,339	16.1642	86	5.57	10.04
	December 31, 2005	11,655	14.6890	171	9.04	1.93
	December 31, 2004	11,959	14.4102	172	1.34	9.37
	December 31, 2003	29,070	13.1757	383	-	31.76
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on June 22, 2007.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Unit	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
IG1	December 31, 2007	93,853	$21.3883	$2,007	1.08%	16.26%
	December 31, 2006	105,254	18.3962	1,936	0.46	25.75
	December 31, 2005	66,809	14.6287	977	0.67	14.62
	December 31, 2004	51,512	12.7624	657	0.37	18.58
	December 31, 2003	6,517	10.7627	70	-	7.63

IGS	December 31, 2007	894,978	13.8500	12,395	1.47	16.58
	December 31, 2006	578,150	11.8798	6,868	-	18.80

M11	December 31, 2007	12,895	10.9957	142	0.36	11.53
	December 31, 2006	13,160	9.8591	130	0.08	7.67
	December 31, 2005	11,155	9.1571	102	0.47	4.37
	December 31, 2004	12,059	8.7735	106	0.06	9.61
	December 31, 2003	10,088	8.0044	81	-	23.39

M1B	December 31, 2007	73,950	13.8551	1,025	0.04	11.26
	December 31, 2006	11,172	12.4524	139	-	7.42
	December 31, 2005	19,482	11.5928	226	0.15	4.15
	December 31, 2004	6,214	11.1303	69	-	9.36
	December 31, 2003	1,517	10.1780	15	-	1.78

MF9	December 31, 2007	1,474	13.5484	20	0.17	5.95
	December 31, 2006	40,634	12.7876	520	0.11	13.30
	December 31, 2005	1,679	11.2862	19	0.94	7.70
	December 31, 2004	1,649	10.4789	17	1.00	11.99
	December 31, 2003	1,624	9.3573	15	1.43	22.83

MFL	December 31, 2007	18,849	14.9525	282	1.05	5.69
	December 31, 2006	14,412	14.1475	204	0.84	13.04
	December 31, 2005	2,288	12.5156	29	0.94	7.42
	December 31, 2004	698	11.6512	8	1.15	16.51

MMS	December 31, 2007	8,992,159	13.1304	118,118	4.74	4.85
	December 31, 2006	6,981,655	12.5231	87,485	4.66	4.59
	December 31, 2005	2,848,202	11.9731	34,103	2.68	2.72
	December 31, 2004	2,995,635	11.6561	34,914	0.74	0.83
	December 31, 2003	5,869,001	11.5606	67,847	0.63	0.63

M10	December 31, 2007	1,625	13.0734	21	-	2.56

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Unit	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
M1A	December 31, 2007	85,903	$15.1013	$1,298	0.00%	2.28%
	December 31, 2006	107,543	14.7650	1,588	-	12.90
	December 31, 2005	106,088	13.0783	1,388	-	4.96
	December 31, 2004	132,904	12.4608	1,656	-	7.22
	December 31, 2003	68,306	11.6221	794	-	35.01

RIS	December 31, 2007	421,019	19.6247	8,262	1.15	13.15
	December 31, 2006	367,149	17.3436	6,368	1.17	27.47
	December 31, 2005	179,699	13.6059	2,445	0.97	16.56

RES	December 31, 2007	498	14.4766	7	0.65	13.24
	December 31, 2006	2,005	12.7842	26	0.64	10.56
	December 31, 2005	1,633	11.5636	19	0.55	8.01
	December 31, 2004	1,331	10.7063	14	0.90	15.83
	December 31, 2003	1,058	9.2433	10	0.72	25.32

RE1	December 31, 2007	34,081	16.3146	556	0.56	12.97
	December 31, 2006	48,215	14.4418	696	0.42	10.32
	December 31, 2005	36,361	13.0909	476	0.38	7.71
	December 31, 2004	25,183	12.1540	306	0.07	21.54

SG1	December 31, 2007	-	-	-	-	-
	December 31, 2006	82,241	11.7838	969	-	6.37
	December 31, 2005	76,777	11.0779	851	0.12	1.17
	December 31, 2004	74,624	10.9496	817	-	6.58
	December 31, 2003	39,766	10.2734	409	-	2.73

SI1	December 31, 2007	9,020	12.3416	111	6.50	3.24
	December 31, 2006	3,059	11.9548	37	6.78	6.45
	December 31, 2005	58	11.2304	1	9.57	1.61
	December 31, 2004	987	11.0527	11	4.56	7.83
	December 31, 2003	936	10.2502	10	-	2.50

TRS	December 31, 2007	194,810	20.9744	4,086	3.10	4.32
	December 31, 2006	163,267	20.1056	3,283	3.75	12.22
	December 31, 2005	576,178	17.9160	10,323	2.54	3.02
	December 31, 2004	476,896	17.3903	8,294	2.30	11.47
	December 31, 2003	367,218	15.6009	5,729	3.41	17.15

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
MFJ	December 31, 2007	258,706	$15.5539	$4,024	2.79%	4.07%
	December 31, 2006	213,459	14.9450	3,190	2.70	11.91
	December 31, 2005	361,075	13.3548	4,822	2.24	2.81
	December 31, 2004	237,715	12.9895	3,088	2.50	11.14
	December 31, 2003	63,289	11.6871	740	2.59	16.83

MF5	December 31, 2007	19,488	30.1971	589	1.28	28.58
	December 31, 2006	10,559	23.4853	248	2.26	32.28
	December 31, 2005	1,628	17.7541	29	0.91	17.29
	December 31, 2004	1,151	15.1367	17	1.94	30.37
	December 31, 2003	906	11.6104	11	3.64	36.26

MFE	December 31, 2007	15,137	26.9266	408	0.72	28.28
	December 31, 2006	4,856	20.9901	102	1.90	31.96
	December 31, 2005	634	15.9064	10	0.26	16.97
	December 31, 2004	69	13.5985	1	1.74	30.01
	December 31, 2003	50	10.4593	1	2.65	36.03

EIS	December 31, 2007	11,409	15.6609	179	2.28	7.92
	December 31, 2006	304	14.5109	4	1.77	20.96
	December 31, 2005	-	11.9969	-	0.54	6.60

MV1	December 31, 2007	56,186	17.1252	962	1.39	7.67
	December 31, 2006	42,884	15.9049	682	1.31	20.66
	December 31, 2005	37,653	13.1817	496	1.20	6.34
	December 31, 2004	39,927	12.3957	495	0.97	15.18
	December 31, 2003	13,598	10.7619	146	-	7.62

MC1	December 31, 2007	64,613	13.2600	857	-	9.59
	December 31, 2006	72,669	12.1000	879	-	2.20
	December 31, 2005	77,639	11.8400	919	-	2.78
	December 31, 2004	75,199	11.5200	866	-	14.29
	December 31, 2003	59,452	10.0800	599	-	0.80

FSS	December 31, 2007	29,960	15.0760	452	1.60	3.72
	December 31, 2006	27,532	14.5350	400	-	18.66

NLM	December 31, 2007	36,871	15.3396	566	2.36	4.77
	December 31, 2006	44,193	14.6410	647	3.13	4.20
	December 31, 2005	44,587	14.0507	627	3.66	1.44
	December 31, 2004	6,730	13.8508	93	3.68	0.78
	December 31, 2003	7,982	13.7437	110	0.04	2.42

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
NMC	December 31, 2007	8,760	$20.4501	$179	0.00%	22.53%
	December 31, 2006	306,449	16.6901	5,114	-	14.69
	December 31, 2005	330,149	14.5519	4,804	-	13.74
	December 31, 2004	156,542	12.7939	2,003	-	16.31
	December 31, 2003	81,333	11.0000	894	-	28.07

NPP	December 31, 2007	1,504	20.5022	31	0.65	9.34
	December 31, 2006	1,497	18.7515	28	1.07	12.24
	December 31, 2005	20	16.7065	-	0.00	18.05
	December 31, 2004	7,734	14.1526	109	0.00	0.19
	December 31, 2003	7,553	11.8955	90	-	35.09

NAR	December 31, 2007	168,615	15.1366	2,552	0.45	3.30
	December 31, 2006	152,176	14.6527	2,230	0.41	11.17
	December 31, 2005	141,084	13.1809	1,860	0.09	12.00
	December 31, 2004	96,138	11.7688	1,131	0.06	17.69

OCF	December 31, 2007	685,121	13.9174	9,535	0.25	14.15
	December 31, 2006	900,873	12.1923	10,984	0.15	7.95
	December 31, 2005	94,709	11.2946	1,070	0.86	5.10

OGS	December 31, 2007	240,716	16.6766	4,014	0.89	6.32
	December 31, 2006	90,934	15.6854	1,426	0.54	17.69
	December 31, 2005	1,374	13.3276	18	-	14.31

OSC	December 31, 2007	164,649	14.7699	2,432	0.29	(1.21)
	December 31, 2006	126,981	14.9507	1,898	0.14	15.00
	December 31, 2005	43,365	13.0009	564	-	9.92

PMB	December 31, 2007	3,490	22.0744	77	5.75	5.82
	December 31, 2006	3,552	20.8600	74	4.92	9.28
	December 31, 2005	1,433	19.0893	27	5.50	10.78
	December 31, 2004	7	17.2312	-	2.80	12.12
	December 31, 2003	35	15.3682	1	4.89	53.68

PHY	December 31, 2007	202,954	17.2179	3,493	6.81	3.51
	December 31, 2006	339,475	16.6338	5,646	6.42	9.10
	December 31, 2005	22,982	15.2457	350	6.51	4.13
	December 31, 2004	12,344	14.6416	181	6.54	9.56
	December 31, 2003	307	13.3636	4	7.47	33.64

PLD	December 31, 2007	9,423	11.4502	108	4.87	7.38
	December 31, 2006	588	10.6637	6	4.40	3.98
	December 31, 2005	79	10.2557	1	3.81	1.01

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
PRR	December 31, 2007	832,007	$13.6509	$11,355	4.52%	10.67%
	December 31, 2006	262,724	12.3350	3,240	4.39	0.72
	December 31, 2005	116,738	12.2474	1,430	2.79	2.10
	December 31, 2004	83,689	11.9957	1,004	1.11	8.92
	December 31, 2003	19,082	11.0135	210	1.26	10.13

PTR	December 31, 2007	2,573,931	13.0720	33,637	4.77	8.76
	December 31, 2006	1,625,791	12.0190	19,538	4.57	3.85
	December 31, 2005	399,997	11.5732	4,629	3.51	2.45
	December 31, 2004	229,165	11.2961	2,589	1.98	4.89
	December 31, 2003	36,149	10.7693	389	2.58	7.69

SCP	December 31, 2007	106,276	10.8499	1,153	0.33	(2.14)
	December 31, 2006	5,068	11.0867	54	-	10.87

RX1	December 31, 2007	2,325	10.7228	25	1.99	1.13
	December 31, 2006	55	10.6034	1	1.23	19.27
	December 31, 2005	58	8.8899	1	0.43	3.96
	December 31, 2004	67	8.5509	1	-	14.62
	December 31, 2003	35	7.4601	-	-	39.19

RX2	December 31, 2007	20	9.8175	-	-	17.82
	December 31, 2006	20	8.3324	-	-	5.77
	December 31, 2005	11	7.8776	-	-	1.11
	December 31, 2004	7	7.7910	-	-	9.35
	December 31, 2003	1	7.1251	-	-	(28.75)

SCM	December 31, 2007	27,764	15.6196	434	0.96	(5.81)
	December 31, 2006	18,059	16.5827	299	1.48	20.07
	December 31, 2005	23,634	13.8105	326	0.13	(0.71)
	December 31, 2004	18,179	13.9100	253	0.31	20.39
	December 31, 2003	9,785	11.5543	113	2.94	52.89

SC2	December 31, 2007	200,400	15.2923	3,062	5.16	3.76
	December 31, 2006	188,798	14.7381	2,781	5.00	5.41
	December 31, 2005	284,245	13.9822	3,973	4.68	1.96
	December 31, 2004	248,388	13.7129	3,405	4.75	6.42
	December 31, 2003	255,079	12.8855	3,286	5.36	9.65

SC1	December 31, 2007	3,925,378	11.6021	45,531	4.76	4.88
	December 31, 2006	3,475,542	11.0627	38,442	4.56	4.60
	December 31, 2005	2,072,605	10.5761	21,916	2.79	2.76
	December 31, 2004	1,504,073	10.2924	15,477	0.73	0.74
	December 31, 2003	1,228,069	10.2170	12,544	0.55	0.55

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
SC3	December 31, 2007	280,852	$34.1801	$9,599	1.48%	-13.13%
	December 31, 2006	272,905	39.3473	10,738	1.66	38.96
	December 31, 2005	249,940	28.3149	7,077	1.77	9.67
	December 31, 2004	155,069	25.8182	4,003	2.09	33.32
	December 31, 2003	42,775	19.3658	828	-	35.95

SC5	December 31, 2007	247,349	24.5516	6,049	1.27	15.41
	December 31, 2006	214,216	21.2742	4,558	-	11.30
	December 31, 2005	230,173	19.1149	4,400	0.10	16.61
	December 31, 2004	137,998	16.3924	2,263	-	16.14
	December 31, 2003	45,795	14.1139	647	-	36.09

SC7	December 31, 2007	6,077	17.9451	109	0.50	4.23
	December 31, 2006	6,647	17.2162	114	0.92	14.77
	December 31, 2005	2,448	15.0011	37	0.83	9.73
	December 31, 2004	714	13.6714	10	0.67	12.45
	December 31, 2003	397	12.1575	5	1.13	21.57

SCB	December 31, 2007	43,665	18.7697	810	-	(1.44)
	December 31, 2006	54,552	19.0442	1,039	-	13.60
	December 31, 2005	124,420	16.7646	2,086	-	4.33
	December 31, 2004	120,273	16.0688	1,933	-	18.43
	December 31, 2003	23,890	13.5682	324	0.06	41.62

TFS	December 31, 2007	219,581	18.1242	3,980	2.09	15.79
	December 31, 2006	285,327	15.6529	4,466	1.41	21.70
	December 31, 2005	254,286	12.8622	3,271	0.92	10.48
	December 31, 2004	4,519	11.6425	53	-	16.43

FTI	December 31, 2007	34,546	25.3936	877	1.97	15.46
	December 31, 2006	44,466	21.9940	978	1.15	21.44
	December 31, 2005	43,562	18.1103	789	1.42	10.17
	December 31, 2004	24,034	16.4387	395	1.17	18.53
	December 31, 2003	430	13.8690	6	1.94	38.69

TSF	December 31, 2007	371,089	23.0482	8,553	1.46	2.55
	December 31, 2006	327,236	22.4743	7,354	1.83	22.20
	December 31, 2005	650,615	18.3908	11,965	1.36	9.06
	December 31, 2004	243,051	16.8633	4,099	1.24	16.25
	December 31, 2003	223,841	14.5066	3,247	1.73	32.62
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2007 is shown below.  No expense ratio is shown as there are no expenses that result in a direct reduction to unit values.  Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
FTG	December 31, 2007	3,754	$22.1185	$83	1.61%	2.35%
	December 31, 2006	6,820	21.6112	147	0.85	21.81
	December 31, 2005	24,456	17.7420	434	0.76	8.86
	December 31, 2004	3,950	16.2976	64	1.31	16.03
	December 31, 2003	1,504	14.0465	21	1.95	40.46

TBC	December 31, 2007	84,164	14.1686	1,192	0.60	12.74
	December 31, 2006	50,108	12.5672	630	0.31	9.67
	December 31, 2005	24,398	11.4595	280	0.21	5.94
	December 31, 2004	7,729	10.8171	84	-	8.17

REI	December 31, 2007	1,409,689	18.8022	26,506	1.74	3.26
	December 31, 2006	1,485,420	18.2079	27,047	1.70	18.97
	December 31, 2005	930,172	15.3048	14,236	1.62	3.92
	December 31, 2004	790,941	14.7272	11,649	2.46	15.45
	December 31, 2003	194,604	12.7564	2,482	0.84	24.92

RNA	December 31, 2007	8,510	12.5246	107	-	13.78
	December 31, 2006	9,247	11.0077	102	0.05	7.33
	December 31, 2005	7,084	10.2558	73	-	4.47
	December 31, 2004	1,023	9.8167	10	0.06	10.88
	December 31, 2003	889	8.8531	8	-	35.10

VMG	December 31, 2007	369,862	18.1607	6,717	-	22.67
	December 31, 2006	577,966	14.8050	8,557	-	9.27
	December 31, 2005	6,297	13.5484	85	-	17.57

VCP	December 31, 2007	49,246	13.5456	667	1.70	(2.04)
	December 31, 2006	34,255	13.8281	474	1.43	16.28
	December 31, 2005	114	11.8920	1	-	4.37

VGI	December 31, 2007	37,133	14.8744	552	1.65	2.80
	December 31, 2006	28,210	14.4693	408	0.11	16.23
	December 31, 2005	1,633	12.4484	20	-	9.99

USC(3)	December 31, 2007	48,748	10.9484	534	-	5.39

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Commenced on February 23, 2007.

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(6) Diversification Requirements

Under the provision of Section 817(h) of the Internal Revenue Code (the “Code”), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not be treated as a life insurance contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract.  The Sponsor believes that the Sub-Account satisfies the current requirements of the regulations, and it intends that the Sub-Account will continue to meet such requirements.

(7) Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48) “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109”.  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.”  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have a material impact on the financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Sponsor of the Sub-Accounts will adopt SFAS No. 157 effective January 1, 2008.  The adoption of SFAS No. 157 is not expected to have a material impact on the Sub-Account's financial position or results of operations.

Report of Independent Registered Public Accounting Firm

To the Participants in Sun Life of Canada (U.S.) Variable Account G and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of condition of AIM V.I. Basic Value Fund Sub-Account, AIM V.I. Capital Appreciation Fund Sub-Account, AIM V.I. Core Equity Fund Sub-Account, AIM V.I. Dynamics Fund Sub-Account, AIM V.I. Mid Cap Core Equity Fund Sub-Account, AIM V.I. Small Cap Equity Fund Sub-Account, AIM V.I. Small Company Growth Fund Sub-Account, AIM V.I. International Growth Fund Sub-Account, Alger American MidCap Growth Portfolio Sub-Account, AllianceBernstein VP Global Technology Fund Sub-Account, AllianceBernstein VP Growth and Income Fund Sub-Account, AllianceBernstein VP International Growth Portfolio Sub-Account, AllianceBernstein VP Small Cap Growth Portfolio Sub-Account, AllianceBernstein VPS International Value Portfolio Sub-Account, Delaware VIP Growth Opportunities Series Sub-Account, Delaware VIP REIT Series Sub-Account, Delaware VIP Small Cap Value Series Sub-Account, Delaware VIP Trend Series: SC Sub-Account, Dreyfus Emerging Leaders Portfolio Sub-Account, Dreyfus MidCap Stock Portfolio Sub-Account, Dreyfus VIF Appreciation Portfolio Sub-Account, Dreyfus VIF Developing Leaders Portfolio Sub-Account, Dreyfus VIF Growth and Income Portfolio Sub-Account, Dreyfus VIF Quality Bond Portfolio Sub-Account, Dreyfus Stock Index Fund Sub-Account, DWS Dreman High Return Equity VIP: Class A Sub-Account, DWS Small Cap Index VIP: Class A Sub-Account, DWS Small Cap Index VIP: Class B Sub-Account, DWS Dreman Small Cap Value VIP: Class A Sub-Account, Fidelity VIP Asset Manager: Growth Portfolio Sub-Account, Fidelity VIP Contrafund Portofolio Sub-Account, Fidelity VIP Contrafund Portfolio SC 2 Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Growth & Income Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Fidelity VIP Growth Portfolio SC2 Sub-Account, Fidelity VIP High Income Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Investment Grade Bond Portfolio Sub-Account, Fidelity VIP Mid Cap Portfolio Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP Money Market Portfolio SC Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Overseas Portfolio SC 2 Sub-Account, Franklin Global Real Estate Securities Fund Sub-Account, Franklin Small-Mid Cap Growth Securities Fund Sub-Account, GSAM VIT Structured U.S. Equity Fund Sub-Account, GSAM VIT Capital Growth Fund Sub-Account, Janus Aspen Series Mid Cap Value Portfolio Sub-Account, J.P. Morgan Bond Portfolio Sub-Account, J.P. Morgan Small Company Portfolio Sub-Account, J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account, Lord Abbett Series Fund Growth & Income Portfolio Sub-Account, Lord Abbett Series Fund International Portfolio Sub-Account, Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account, Mercury Value Opportunities V.I. Fund Sub-Account, MFS/Sun Life Bond Series SC Sub-Account, MFS/Sun Life Capital Opportunities Series SC Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Appreciation Series SC Sub-account, MFS/Sun Life Core Equity Series SC Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Growth Series SC Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life Government Securities Series SC Sub-Account, MFS/Sun Life High Yield Series SC Sub-Account, MFS/Sun Life International Growth Series SC Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series SC Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series SC Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life New Discovery Series SC Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Series SC Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income SC Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Total Return Series SC Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Utilities Series SC Sub-Account, MFS/Sun Life Value Series Sub-Account, MFS/Sun Life Value Series SC Sub-Account, MFS/Sun Life Mid Cap Growth Series SC Sub-Account, Mutual Shares Securities Fund Sub-Account, Neuberger Berman AMT Limited Maturity Bond Portfolio Sub-Account, Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account, Neuberger Berman AMT Partners Portfolio Sub-Account, Neuberger Berman AMT Regency Portfolio Sub-Account, Oppenheimer Capital Appreciation Fund/VA Sub-Account, Oppenheimer Global Securities Fund/VA Sub-Account, Oppenheimer Main Street Small Cap Fund/VA Sub Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, Royce Capital Fund – Small Cap Portfolio Sub-Account, Rydex VT Nova Fund Sub-Account, Rydex VT OTC Fund Sub-Account, Sun CapitalSM All Cap Fund Sub-Account, Sun Capital Investment Grade Bond Fund, Sun CapitalSM Money Market Fund Sub-Account, Sun Capital Real Estate Fund Sub-Account, SCSM Blue Chip Mid Cap Fund Sub-Account, SCSM Davis Venture Value Fund Sub-Account, SCSM Oppenheimer Main Street Small Cap Fund Sub-Account, Templeton Foreign Securities Fund: Class 1 Sub-Account, Templeton Foreign Securities Fund: Class 2 Sub-Account, Templeton Growth Securities Fund: Class 1 Sub-Account, Templeton Growth Securities Fund: Class 2 Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, T. Rowe Price Equity Income Portfolio Sub-Account, T. Rowe Price New America Growth Portfolio Sub-Account, Van Kampen UIF Mid Cap Growth Portfolio Sub-Account, Van Kampen LIT Comstock Portfolio Sub-Account, Van Kampen LIT Growth and Income Portfolio Sub-Account, and Wanger U.S. Smaller Companies Sub-Account of Sun Life of Canada (U.S.) Variable Account G (collectively the “Sub-Accounts”), as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2007, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 18, 2008

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Revenues:
Premiums and annuity considerations	$110,616	$59,192	$51,982
Net investment income	1,098,592	1,206,081	1,112,529
Net derivative (loss) income	(193,124)	9,089	16,474
Net realized investment (losses) gains	(61,048)	(44,511)	16,925
Fee and other income	479,904	398,622	362,275
Subordinated notes early redemption premium	25,578	-	-

Total revenues	1,460,518	1,628,473	1,560,185

Benefits and expenses:
Interest credited	629,823	633,405	637,502
Interest expense	101,532	130,802	123,279
Policyowner benefits	229,485	156,970	187,013
Amortization of deferred acquisition costs and value of business acquired	189,121	399,182	243,821
Other operating expenses	283,815	231,434	196,543
Partnership capital securities early redemption payment	25,578	-	-

Total benefits and expenses	1,459,354	1,551,793	1,388,158

Income before income tax (benefit) expense, and minority interest	1,164	76,680	172,027

Income tax (benefit) expense:
Federal	(24,289)	(1,717)	40,091
State	431	105	(2)
Income tax (benefit) expense	(23,858)	(1,612)	40,089

Income before minority interest	25,022	78,292	131,938

Minority interest share of loss	-	-	(1,214)

Net income	$25,022	$78,292	$133,152

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2007	December 31, 2006
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $11,848,397 and $13,623,450 in 2007 and 2006, respectively); fair value option elected for $16,584 in 2007	$11,503,230	$13,637,973
Trading fixed maturities at fair value (amortized cost of $3,938,088 and $3,838,732 in 2007 and 2006, respectively)	3,867,011	3,856,053
Subordinated note from affiliate held-to-maturity (fair value of $630,751 in 2006)	-	600,000
Mortgage loans	2,318,341	2,273,176
Derivative instruments – receivable	609,261	653,854
Limited partnerships	164,464	193,728
Real estate	201,777	186,891
Policy loans	712,633	709,626
Other invested assets	568,676	950,226
Cash and cash equivalents	1,169,701	578,080
Total investments and cash	21,115,094	23,639,607

Accrued investment income	290,363	291,218
Deferred policy acquisition costs	1,603,397	1,234,206
Value of business and customer renewals acquired	51,806	47,744
Net deferred tax asset	15,945	3,597
Goodwill	708,829	701,451
Receivable for investments sold	3,482	33,241
Reinsurance receivable	2,709,249	1,817,999
Other assets	311,999	153,230
Separate account assets	24,996,603	21,060,255

Total assets	$51,806,767	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$18,262,569	$19,428,625
Future contract and policy benefits	823,588	750,112
Payable for investments purchased	199,210	218,465
Accrued expenses and taxes	123,065	144,695
Debt payable to affiliates	1,945,000	1,325,000
Partnership capital securities	-	607,826
Reinsurance payable to affiliate	1,691,884	1,605,626
Derivative instruments – payable	446,640	160,504
Other liabilities	888,061	1,178,086
Separate account liabilities	24,996,603	21,060,255

Total liabilities	49,376,620	46,479,194

Commitments and contingencies – Note 20

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2007 and 2006	6,437	6,437
Additional paid-in capital	2,146,436	2,143,408
Accumulated other comprehensive (loss) income	(92,403)	14,030
Retained earnings	369,677	339,479

Total stockholder’s equity	2,430,147	2,503,354

Total liabilities and stockholder’s equity	$51,806,767	$48,982,548

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Net income	$25,022	$78,292	$133,152

Other comprehensive loss:
Change in unrealized holding (losses) gains on available- for-sale securities, net of tax and policyholder amounts (1)	(119,775)	(46,229)	(79,814)
Change in pension and other postretirement plan adjustments, net of tax (2)	11,197	1,842	(1,842)
Reclassification adjustments of realized investment losses (gains) into net income (3)	2,145	40,673	(79,722)
Other comprehensive loss	(106,433)	(3,714)	(161,378)

Comprehensive (loss) income	$(81,411)	$74,578	$(28,226)

(4)	Net of tax benefit of $64.7 million, $25.5 million and $43.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(5)	Net of tax (expense) benefit of $(6.0) million, $(0.2) million and $1.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(6)	Net of tax (expense) benefit of $(1.2) million, $(21.9) million and $42.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2004	$6,437	$2,131,888	$180,638	$628,035	$2,946,998

Net income	-	-	-	133,152	133,152
Dividends	-	-	-	(200,000)	(200,000)
Tax benefit from stock options	-	6,992	-	-	6,992
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	6,437	2,138,880	19,260	561,187	2,725,764

Adjustment to initially apply FASB Statement No. 158, net of tax			(1,516)		(1,516)
Net income	-	-	-	78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes, net of tax				5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028			3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Operating Activities:
Net income from operations	$25,022	$78,292	$133,152
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Minority interest share of loss	-	-	(1,214)
Net amortization of premiums on investments	40,668	58,752	71,357
Amortization of deferred acquisition costs and value of business and customer renewals acquired	189,121	399,182	243,821
Depreciation and amortization	7,460	4,608	3,985
Net losses (gains) on derivatives	131,503	(11,853)	(77,025)
Net realized losses (gains) on available-for-sale investments	61,048	44,511	(16,925)
Changes in fair value of trading investments	88,398	(15,235)	80,324
Net realized gains on trading investments	(4,655)	(373)	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	(29,120)	(48,244)
Interest credited to contractholder deposits	629,823	633,405	637,502
Deferred federal income taxes	43,366	4,180	22,047
Changes in assets and liabilities:
Additions to deferred acquisition costs, value of business and customer renewals acquired	(379,941)	(262,895)	(261,917)
Accrued investment income	855	(29,711)	17,916
Net reinsurance receivable/payable	33,161	77,063	85,876
Future contract and policy benefits	66,550	(6,619)	25,123
Other, net	(134,356)	14,268	53,536
Purchases of trading fixed maturities, net of sales	(100,836)	(1,866,153)	(651,921)
Net cash provided by (used in) operating activities	674,160	(907,698)	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,252,780	5,872,190	5,685,008
Mortgage loans	355,146	248,264	117,438
Real estate	-	-	947
Net cash from disposition of subsidiary	-	-	17,040
Other invested assets	667,683	184,646	483,700
Redemption of subordinated note from affiliates	600,000	-	-
Purchases of:
Available-for-sale fixed maturities	(2,557,841)	(4,002,244)	(5,269,211)
Mortgage loans	(399,566)	(780,592)	(390,376)
Real estate	(19,439)	(20,619)	(6,648)
Other invested assets	(57,864)	(489,493)	(171,539)
Net change in other investments	(361,781)	399,514	(239,910)
Net change in policy loans	(3,007)	(7,857)	(5,464)
Net change in short-term investments	-	-	(4,576)
Early redemption premium	25,578	-	-

Net cash provided by investing activities	$2,501,689	$1,403,809	$216,409

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,924,784	$3,520,138	$2,720,141
Withdrawals from contractholder deposit funds	(4,533,405)	(3,690,351)	(3,404,468)
Repayments of debt	(980,000)	-	-
Debt proceeds	1,000,000	200,000	100,000
Dividends paid to stockholder	-	(300,000)	(150,600)
Early redemption payment	(25,578)	-	-
Other, net	29,971	4,528	6,992
Net cash used in financing activities	(2,584,228)	(265,685)	(727,935)

Net change in cash and cash equivalents	591,621	230,426	(205,295)

Cash and cash equivalents, beginning of year	578,080	347,654	552,949

Cash and cash equivalents, end of year	$1,169,701	$578,080	$347,654

Supplemental Cash Flow Information
Interest paid	$73,116	$130,686	$122,474
Income taxes paid	$43,287	$82,250	$16,857

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 8.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $ 20.4 million, a funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.  In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, consisting of $150.6 million in cash and $49.4 million in notes. The Company did not pay any dividends to its direct parent in 2007.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the "Parent").  The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2007, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Vermont, a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; Sun Life of Canada (U.S.) SPE 97-I, Inc., organized for the purpose of engaging in activities incidental to securitizing mortgage loans; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On October 31, 2007, the Company subscribed for $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Effective November 8, 2007, Sun Life Vermont entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate of the Company, under which the Sun Life Vermont has assumed the risks of certain individual universal life insurance (“UL”) policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with a financial institution (the "Lender") that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued a $1 billion variable principal, floating rate surplus note (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”) affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, has consolidated SUNAXXX in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)" (“FIN 46(R)”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (continued)

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business ("EBG").  Also effective May 31, 2007, SLNY entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

On September 6, 2006, the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the "CARS Trust"), whereby the Company is the sole beneficiary of the CARS Trust.  As of December 31, 2007, total assets and liabilities of the CARS Trust were $57.7 million and $7.9 million, respectively. As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”) and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

The Company had a greater than or equal to 20%, but less than 50%, interest in fourteen VIEs at December 31, 2007.  The Company is a creditor in seven trusts, three limited liability companies, two limited partnership and two special-purpose entities that were used to finance commercial mortgages, and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $88.4 million and $30.1 million at December 31, 2007 and 2006, respectively.  The investments in these VIEs mature between March 2007 and September 2029.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46.  See Note 4 for additional information with respect to leveraged leases which is not included above.

All intercompany transactions have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations.  All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturities are mortgage backed securities in the To Be Announced ("TBA") form.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  In the event that a more appropriate fair value is justified, the price received from a third-party pricing services is adjusted accordingly.  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if it anticipates the issuers will be unable to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other than temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $68.1 million, $6.3 million and 29.7, for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments.  Of the $68.1 million in realized losses for other-than-temporary impairments for the year ended December 31, 2007, $16.1 million was due to a change in the Company’s intent to hold the securities to recovery of fair value, up to amortized cost.  The remaining $52 million of realized losses were credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would not have materially increased for the year ended December 31, 2007 and 2006 if these holdings were performing.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate, or on the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts (“GICs”), and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.  DAC amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income. DAC was increased by $189.8 million and $6.9 million at December 31, 2007 and 2006, respectively, to reflect unrealized losses.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

Value of business acquired (“VOBA”) represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOBA is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income.  The Company’s VOBA was not adjusted for amounts relating to unrealized investment gains and losses for the year ended December 31, 2007.  VOBA was increased by $0.5 million at December 31, 2006 to account for unrealized investment losses.

The value of customer renewals acquired represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies and, as such, is not adjusted for amounts relating to unrealized investment gains and losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisitions of Keyport on November 1, 2001 and the allocation of goodwill to SLNY, based on a reinsurance agreement with SLHIC, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the reinsurance agreement with SLHIC is allocated to the Group Segment in the Company’s subsidiary, SLNY.  In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2007 and concluded that these assets were not impaired.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007 additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss.  Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL"), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the years ended December 31, 2007, 2006 and 2005, the Company participated in a consolidated federal income tax return with SLC – U.S. Ops Holdings and other affiliates.  For the years ended December 31, 2006 and 2005, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.  INDY, SLNY and Sun Life Vermont, a new subsidiary, will be included as part of the consolidated federal income tax return for the year ended December 31, 2007.

Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, “Accounting for Income Taxes.”  These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB"), guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109" ("FIN 48"), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," an amendment to SFAS No. 140.  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133.  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets."  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The Company elected the fair value option for $16.6 million of available-for-sale securities during the year ended December 31, 2007.  The election did not have a material impact on the Company’s results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2005, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial condition and results of operations.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits entities to choose to measure many financial instruments and certain other items at fair value (“FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years.

As of January 1, 2008, the Company has adopted the FV option for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that are in an unrealized loss position at December 31, 2007, which the Company will do through its current portfolio monitoring process.

The FV option adoption will result in a cumulative-effect adjustment to the opening balance of retained earnings, accumulated other comprehensive income, DAC, VOBA, deferred tax asset and certain other liabilities.  The Company is currently assessing the impact of the effects of this adoption.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS No. 157 changes the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company’s own credit standing in their valuation and changes to assumptions regarding policyholder lapses.  The Company is currently assessing the impact of SFAS No. 157 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) on January 1, 2009, and has not yet determined the effect of SFAS No. 141(R) on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and has not yet determined the effect of SFAS No. 160 on its consolidated financial statements.

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”).  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

On September 6, 2006 the Company entered into an agreement with the CARS Trust, whereby the Company is the sole beneficiary of the trust.  As of December 31, 2007 and 2006, total assets of the CARS Trust were $57.7 million and $56.6 million, respectively.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46.  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of affiliated transactions for those affiliates that are not consolidated with the Company.

The Company and its subsidiaries have administrative services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $14.2 million, $9.4 million and $11.3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $301.0 million, $212.4 million and $170.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. ("SLISC"), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $16.9 million, $10.7 million and $5.8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited ("SLISIL"), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $26.0 million, $19.6 million and $13.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $22.3 million, $22.6 million and $23.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with SLHIC, whereby the Company provides personnel and certain services to SLHIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.1 million for the year ended December 31, 2007.

The Company has an administrative service agreement with California Benefits Dental Plan (“CalBen”) whereby the Company provides personnel and certain services to CalBen, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $1.1 million for the year ended December 31, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative service agreement with Professional Insurance Company (“PIC”), whereby the Company provides personnel and certain services to PIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.8 million for the year ended December 31, 2007.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term, which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2007, 2006 and 2005, respectively.  Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company is party to several reinsurance transactions with SLOC and other affiliates.

Effective May 31, 2007, Sun Life Financial completed its acquisition of EBG.  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies, through which the New York-issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements, in accordance with SFAS No. 141 were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the inforce business acquired, which is 20 years.  For the year ended December 31, 2007, the Company recorded $0.1 million, $5.9 million, and $1.9 million for amortization of the value of distribution, the value of business, and the value of customer renewals acquired, respectively.

In 2007, the Company recorded a tax benefit of $3.0 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2006, the Company recorded a tax benefit of $4.5 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005.  The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent.  In 2005, the Company declared and paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.  The Company did not declare or pay a dividend to the Parent in 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $4.4 million, $7.3 million and $7.0 million relating to RSUs for the years ended December 31, 2007, 2006 and 2005, respectively.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company ("Sun Life (Hungary) LLC").  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  At December 31, 2007 and 2006, the Company had $80.0 million and $460.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $13.3 million, $26.5 million and $26.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

At December 31, 2007 and 2006, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2007, 2006 and 2005.

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was cancelled effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company also earned, through the Partnership, $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company purchased a total of $140.0 million in promissory notes from Massachusetts Financial Services Company in 2004 and 2003.  Interest earned for the year ended December 31, 2005 was $4.2 million.  As of December 31, 2005, the Company sold and transferred these notes to other affiliates.  On December 31, 2005, the Company sold notes with a par value of $90.0 million to Sun Life (Hungary) LLC and recognized a loss of $3.3 million.  On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Parent as a dividend.  The Company recognized a loss of $0.6 million on the transfer of the notes to the Parent.

During the years ended December 31, 2007, 2006 and 2005, the Company paid $31.3 million, $24.3 million and $23.2 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”).  The Company also has an agreement with SLFD and the Parent whereby the Parent provides expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.  In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million for the year ended December 31, 2005.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  IFMG will continue to distribute the Company’s products.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG.  During the years ended December 31, 2006 and 2005, the Company paid $20.1 million and $25.1 million, respectively, in commission fees to IFMG.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with Sun Capital Advisers (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $1.9 million, $1.5 million and $2.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company paid $15.9 million, $14.9 million and $16.4 million for the years ended December 31, 2007, 2006 and 2005, respectively, in investment management services fees to SCA.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business also will be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

On October 31, 2007, the Company subscribed to $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled captive special purpose financial insurance company which, effective November 8, 2007, has entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with the Lender that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, on November 8, 2007, Sun Life Vermont issued a Surplus Note to a special-purpose entity, SUNAXXX, affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46.  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  For the year ended December 31, 2007, the amount of interest expense incurred by Sun Life Vermont was $8.6 million.

On September 12, 2006, the Company entered into a Terms Agreement (the "2006-B Terms Agreement") with its affiliates Sun Life Financial Global Funding III, L.P. (the "Issuer III"), Sun Life Financial Global Funding III, U.L.C. (the "ULC III") and Sun Life Financial Global Funding III, L.L.C. (the "LLC III"), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an "Initial Purchaser" and collectively, the "2006-B Initial Purchasers"), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 ("2006-B Notes").  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the "2006-B Terms Agreements") with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the "2006-B Secured Guarantee") dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  Total interest credited for the funding agreements was $51.6 million and $14.9 million for the years ended December 31, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  The net interest payable under this swap agreement was $0.2 million at December 31, 2007.

On May 17, 2006, the Company entered into a Terms Agreement (the "2006-A Terms Agreement") with its affiliates Sun Life Financial Global Funding II, L.P. (the "Issuer II"), Sun Life Financial Global Funding II, U.L.C. (the "ULC II") and Sun Life Financial Global Funding II, L.L.C. (the "LLC II"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the "2006-A Initial Purchasers"), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the "2006-A Notes").  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the "2006-A Secured Guarantee"), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  Total interest credited for the funding agreement was $50.8 million and $30.7 million for the years ended December 31, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005, the Company entered into a Terms Agreement (the "2005 Terms Agreement") with its affiliates, Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, the "2005 Initial Purchasers"), in connection with the offer and sale by the Issuer of $600 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes").

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second 2005 Terms Agreement") with the Issuer, the ULC and the LLC, and with Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300 million of Series 2005-1 Floating Rate Notes due 2010 (the "Second Tranche Notes").

The payment obligations of the Issuer under the First Tranche Notes and the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "2005 Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the 2005 Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC, one for $600 million issued on June 10, 2005 and one for $300 million issued on July 5, 2005.  The Company issued a total of $900 million funding agreements to the LLC in connection with the First Tranche Notes and Second Tranche Notes.  The Terms Agreement and the Second Terms Agreement incorporate by reference the provisions of a Purchase Agreement dated as of November 11, 2004 by and among the Issuer, the ULC, the LLC, the Company, and the 2005 Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2005 Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes and the Second Tranche Notes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Total interest credited for the funding agreements associated with the First Tranche Notes and Second Tranche Notes was $51.6 million, $49.5 million and $20.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.

On June 10, 2005, the Company issued a $100 million floating rate demand note payable to the LLC.  The Company expensed $5.8 million, $5.5 million and $2.3 million for interest on the demand note for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900 million that effectively convert the floating rate payment obligations under the funding agreements to fixed rate obligations.

The following table lists the details of notes due to affiliates at December 31, 2007 (in 000’s):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007-SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS – Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2006, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 915,669	$ 12,660	$ (9,020)	$ 919,309
Collateralized Mortgage Obligations	2,950,906	24,838	(42,598)	2,933,146
Mortgage Backed Securities	549,137	892	(7,362)	542,667
Foreign Government & Agency Securities	79,319	3,512	(283)	82,548
States & Political Subdivisions	495	32	-	527
U.S. Treasury & Agency Securities	307,580	2,637	(4,027)	306,190
Total non-corporate	4,803,106	44,571	(63,290)	4,784,387

Corporate securities:
Basic Industry	204,355	4,217	(3,182)	205,390
Capital Goods	520,338	11,507	(3,973)	527,872
Communications	1,163,026	20,149	(24,077)	1,159,098
Consumer Cyclical	1,051,633	10,127	(28,599)	1,033,161
Consumer Noncyclical	364,459	7,847	(2,302)	370,004
Energy	350,930	6,226	(3,547)	353,609
Finance	3,201,774	43,217	(33,235)	3,211,756
Industrial Other	228,442	7,446	(629)	235,259
Technology	22,779	357	(852)	22,284
Transportation	307,542	10,418	(5,458)	312,502
Utilities	1,405,066	35,310	(17,725)	1,422,651
Total Corporate	8,820,344	156,821	(123,579)	8,853,586

Total available-for-sale fixed maturities	$ 13,623,450	$ 201,392	$ (186,869)	$ 13,637,973

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc., 8.526%
subordinated debt, due 2027, called in 2007	$ 600,000	$ 30,751	$ -	$ 630,751

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 109,684	$ 1,460	$ (316)	$ 110,828
Collateralized Mortgage Obligations	239,970	2,390	(3,074)	239,286
Mortgage Backed Securities	3,917	1	(89)	3,829
Foreign Government & Agency Securities	40,274	710	(152)	40,832
U.S. Treasury & Agency Securities	796	10	-	806
Total non-corporate	394,641	4,571	(3,631)	395,581

Corporate securities:
Basic Industry	8,237	596	-	8,833
Capital Goods	71,060	540	-	71,600
Communications	735,753	5,378	(5,077)	736,054
Consumer Cyclical	279,856	2,628	(3,550)	278,934
Consumer Noncyclical	159,221	633	(901)	158,953
Energy	20,620	2,388	-	23,008
Finance	1,742,731	14,625	(7,385)	1,749,971
Industrial Other	55,950	405	(839)	55,516
Transportation	48,887	1,873	(672)	50,088
Utilities	321,776	7,476	(1,737)	327,515
Total Corporate	3,444,091	36,542	(20,161)	3,460,472

Total trading fixed maturities	$ 3,838,732	$ 41,113	$ (23,792)	$ 3,856,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on asset-backed and mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 688,385	$ 688,444
Due after one year through five years	2,051,688	2,047,417
Due after five years through ten years	3,201,896	3,121,793
Due after ten years	2,036,942	1,999,039
Subtotal – Maturities available-for-sale	7,978,911	7,856,693
ABS, CMO and MBS securities	3,869,486	3,646,537
Total Available-for-sale	$ 11,848,397	$ 11,503,230

Maturities of trading fixed securities:
Due in one year or less	$ 61,145	$ 59,773
Due after one year through five years	2,311,208	2,264,299
Due after five years through ten years	991,112	977,102
Due after ten years	188,847	189,000
Subtotal – Maturities of trading	3,552,312	3,490,174
ABS, CMO and MBS securities	385,776	376,837
Total Trading	$ 3,938,088	$ 3,867,011

Gross gains of $52.8 million, $39.2 million and $61.0 million and gross losses of $52.3 million, $92.3 million and $38.9 million were realized on the sale of fixed maturities for the years ended December 31, 2007, 2006 and 2005, respectively.

Fixed maturities with an amortized cost of approximately $12.0 million and $12.0 million at December 31, 2007 and 2006, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2007 and 2006, 96.0% and 96.5%, respectively, of the Company's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating organizations.  During 2007, 2006 and 2005, the Company incurred realized losses totaling $68.1 million, $6.3 million and $29.7 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities.

The Company has made funding commitments of private placement bonds into the future.  The outstanding funding commitments for these private placement bonds amounted to $4.1 million at December 31, 2006.  There was not any outstanding commitment for these private placement bonds at December 31, 2007.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $34.9 million and $53.3 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2007, the Company held $21.1 billion in invested assets and cash.  Of this balance, $15.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($11.5 billion) or trading ($3.9 billion).  Of the $11.5 billion of available-for-sale fixed maturities, securities with a fair value of $7.0 billion were in an unrealized loss position totaling $511.8 million.  At December 31, 2007, 77% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $193.8 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $511.1 million, representing 2.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2007, securities with a fair value of $286.5 million, representing 1.4% of the total invested asset balance, were in an unrealized loss position that totaled $42.3 million.  At December 31, 2007, 53.8% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  As of December 31, 2007, securities with an amortized cost of $37.3 million and a fair value of $27.2 million were included on the Company’s Monitor List.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  As of December 31, 2007, securities with an amortized cost of $65.5 million and a fair value of $56.4 million were included on the Company’s Watch List.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2007, other-than-temporary impairments of $68.1 million were recorded as a charge to income.  Of this balance, $52 million was credit-related and $16.1 million was interest-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007.  The termination of accrual accounting on these holdings reduced previously accrued income by $0.6 million and $1.7 million for the years ended December 31, 2006 and 2005, respectively.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.  As of December 31, 2005, the fair market value of holdings for issuers in default was $24.4 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2007.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2006:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 7,750	$ (109)	$ 43,426	$ (3,073)	$ 51,176	$ (3,182)
Capital Goods	50,624	(399)	108,017	(3,574)	158,641	(3,973)
Communications	228,260	(4,389)	292,442	(19,688)	520,702	(24,077)
Consumer Cyclical	175,557	(3,380)	514,067	(25,219)	689,624	(28,599)
Consumer Noncyclical	138,379	(942)	33,801	(1,360)	172,180	(2,302)
Energy	75,777	(1,357)	43,064	(2,190)	118,841	(3,547)
Finance	482,642	(5,525)	874,370	(27,710)	1,357,012	(33,235)
Industrial Other	14,092	(15)	11,214	(614)	25,306	(629)
Technology	-	-	13,938	(852)	13,938	(852)
Transportation	30,905	(207)	111,423	(5,251)	142,328	(5,458)
Utilities	252,419	(3,303)	429,194	(14,422)	681,613	(17,725)

Total Corporate	1,456,405	(19,626)	2,474,956	(103,953)	3,931,361	(123,579)

Non-Corporate
Asset Backed Securities	139,558	(608)	388,329	(8,412)	527,887	(9,020)
Collateralized Mortgage Obligations	620,790	(4,296)	1,286,663	(38,303)	1,907,453	(42,599)
Mortgage Backed Securities	152,527	(661)	303,444	(6,700)	455,971	(7,361)
Foreign Government & Agency Securities	-	-	13,865	(283)	13,865	(283)
U.S. Treasury & Agency Securities	147,386	(2,026)	86,591	(2,001)	233,977	(4,027)

Total Non-Corporate	1,060,261	(7,591)	2,078,892	(55,699)	3,139,153	(63,290)

Grand Total	$2,516,666	$(27,217)	$ 4,553,848	$(159,652)	$7,070,514	$ (186,869)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2006 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	2	12	14
Capital Goods	9	15	24
Communications	22	64	86
Consumer Cyclical	28	57	85
Consumer Noncyclical	14	10	24
Energy	13	15	28
Finance	80	137	217
Industrial Other	3	2	5
Technology	-	3	3
Transportation	8	47	55
Utilities	39	55	94

Total Corporate	218	417	635

Non-Corporate
Asset Backed Securities	29	125	154
Collateralized Mortgage Obligations	139	328	467
Mortgage Backed Securities	200	288	488
Foreign Government & Agency Securities	-	3	3
U.S. Treasury & Agency Securities	10	25	35

Total Non-Corporate	378	769	1,147

Grand Total	596	1,186	1,782
The Company’s available-for-sale fixed maturity gross unrealized loss position as of December 31, 2007 was $324.9 million greater than at December 31, 2006.  The increase in unrealized losses was primarily due to general credit spread widening, partially offset by a decrease in interest rates.  Credit spreads widened primarily due to the deterioration of the sub-prime mortgage market and other liquidity disruptions, impacting the overall credit market.

Deterioration in the U.S. housing market, combined with tightened lending conditions and the market’s flight to quality securities, as well as the increased likelihood of a U.S. recession, also caused credit spreads to widen considerably.  The sectors and industries most significantly impacted include mortgage originators, home builders, financial lenders, residential and commercial mortgage backed investments, and other structured products, including consumer loan backed investments.

The sectors in the Company’s portfolio that recognized the largest unrealized losses were financial services, asset-backed and mortgage-backed securities.  As of December 31, 2007, there were 604 securities accounting for unrealized losses of $152.6 million in the Finance sector.   Of these unrealized losses, 83.4% were related to investment grade issues (rated AAA through BBB-).  As of December 31, 2007, there were 1,144 collateralized mortgage obligations, asset-backed and mortgage-backed securities accounting for unrealized losses of $259.4 million. Of the losses, 99.7% were related to investment grade issues (rated AAA through BBB-).  All securities held at December 31, 2007 were subject to the Company’s portfolio monitoring process.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The Company has exposure to sub-prime and Alt-a residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans has recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-seven percent of the Company’s below-prime mortgage-backed securities, based upon fair value, were related to mortgages either issued before 2006 or having an AAA rating.  At December 31, 2007, the Company had exposure to residential sub-prime and Alt-a mortgages of $332.8 million and $176.2 million, respectively, representing approximately 2.4% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Realized Losses

The sales of securities in the year ended December 31, 2007, which were in an unrealized loss position at the time of sale were primarily due to actual liquidity needs that were different from anticipated liquidity needs.  Management responded by selling certain securities that were in an unrealized gain position and by reconsidering the Company’s intent to hold certain securities that were in an unrealized loss position until recovery and selling them at a loss.  The objective of these sales was to keep the portfolio optimally balanced and diversified with respect to asset mix, interest rate risk, yield, duration, and credit quality.

During the year ended December 31, 2007, the Company recorded realized losses totaling $52.3 million on sales of securities with an aggregate fair value of $1.8 billion.  The average percentage of selling price to amortized cost was 97%.  The largest single trading loss during the year ended December 31, 2007, was $1.5 million.  $33.8 million of the realized losses were generated by individual losses of $0.5 million or less.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2007	2006

Total mortgage loans	$ 2,318,341	$ 2,273,176

Real estate:
Held for production of income	201,777	186,891
Total real estate	$ 201,777	$ 186,891

Total mortgage loans and real estate	$ 2,520,118	$ 2,460,067

Accumulated depreciation on real estate was $31.8 million and $27.2 million at December 31, 2007 and 2006, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made.  The Company has impaired and impaired-but-performing mortgage loans totaling $3.3 million and $3.9 million at December 31, 2007 and 2006, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

2006
Mortgage loans	$ 6,272	$ 400	$ (2,744)	$ 3,928

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2007	2006
Property Type:
Office building	$ 820,803	$ 864,486
Residential	369	115,822
Retail	1,067,483	998,291
Industrial/warehouse	306,769	310,346
Apartment	109,919	-
Other	218,063	175,050
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

	2007	2006
Geographic region:

Alabama	$ 9,387	$ 7,824
Alaska	6,000	3,041
Arizona	449	56,964
Arkansas	59,024	474
California	132,829	179,502
Colorado	39,276	32,294
Connecticut	13,133	15,016
Delaware	7,188	20,445
Florida	269,254	264,316
Georgia	68,371	86,510
Idaho	3,885	2,635
Illinois	47,521	47,777
Indiana	32,584	23,471
Iowa	325	364
Kansas	7,853	6,089
Kentucky	29,396	32,000
Louisiana	38,470	38,314
Maine	13,425	12,508
Maryland	72,659	58,318
Massachusetts	139,203	141,485
Michigan	20,649	15,522
Minnesota	41,909	40,259
Mississippi	3,959	770
Missouri	64,624	88,348
Montana	30,843	483
Nebraska	13,457	12,615
Nevada	5,987	7,304
New Hampshire	762	961
New Jersey	37,952	44,003
New Mexico	13,787	10,097
New York	345,887	313,204
North Carolina	39,453	44,866
North Dakota	1,920	2,150
Ohio	148,743	145,692
Oklahoma	8,811	4,900
Oregon	33,852	23,910
Pennsylvania	132,665	136,091
South Carolina	33,334	31,688
South Dakota	949	977
Tennessee	39,405	41,161
Texas	348,817	295,284
Utah	27,088	30,710
Virginia	14,070	16,825
Washington	76,767	77,525
West Virginia	4,730	4,874
Wisconsin	17,785	18,663
All other	24,969	25,766
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

At December 31, 2007, scheduled mortgage loan maturities were as follows:

2008	$ 32,168
2009	33,457
2010	38,630
2011	123,728
2012	84,449
Thereafter	2,005,909
Total	$ 2,318,341

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $17.8 million and $99.0 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned.  The Company retains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral.  The fair value of collateral held and included in other invested assets was $533.5 million and $895.3 million at December 31, 2007 and 2006, respectively.  Fees earned on securities lending transactions were $2.2 million, $2.3 million and $1.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2007	2006
Lease contract receivable	$ 12,836	$ 18,631
Less: non-recourse debt	-	-
Net Receivable	12,836	18,631
Estimated value of leased assets	20,795	20,795
Less: unearned and deferred income	(4,304)	(6,506)
Investment in leveraged leases	29,327	32,920
Less: fees	(87)	(113)
Net investment in leveraged leases	$ 29,240	$ 32,807

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains (losses) on the translation of foreign currency denominated GIC liabilities of $45.5 million, $(90.2) million and $197.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Beginning in 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, “Accounting for Derivative Instruments,” is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2007	2006	2005
Net expense on swap agreements	$6,943	$(7,749)	$(64,915)
Change in fair value of swap agreements (interest rate, currency, and equity)	(255,727)	8,392	101,320
Change in fair value of options, futures and embedded derivatives	55,660	8,446	(19,931)
Total derivative (losses) income	$(193,124)	$9,089	$16,474

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counter-parties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2007 and 2006, $132.9 million and $43.0 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit Default Swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2006
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$10,759,984	$(84,860)
Currency swaps	488,377	169,618
Equity swaps	172,329	52,664
Currency forwards	3,570	2,493
Futures	1,008,792	(2,313)
Swaptions	1,500,000	1,428
S&P 500 index call options	4,166,184	337,441
S&P 500 index put options	1,103,502	16,879

Total	$19,202,738	$493,350

5. NET REALIZED INVESTMENT LOSSES AND GAINS

Net realized investment (losses) gains consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ (4,107)	$ (53,120)	$ 21,873
Equity securities	395	519	(6)
Mortgage and other loans	780	1,543	614
Real estate		-	318
Other invested assets	(32)	(19)	12,741
Other than temporary impairments	(68,092)	(6,329)	(29,707)
Sales of previously impaired assets	10,008	12,895	11,092

Total	$ (61,048)	$ (44,511)	$ 16,925

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ 863,779	$ 991,738	$ 921,803
Mortgages and other loans	153,228	135,515	103,253
Real estate	9,347	10,460	11,047
Policy loans	43,708	44,516	37,595
Other	44,426	38,858	55,245
Gross investment income	1,114,488	1,221,087	1,128,943
Less: Investment expenses	15,896	15,006	16,414
Net investment income	$ 1,098,592	$ 1,206,081	$ 1,112,529

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,169,701	$ 1,169,701	$ 578,080	$ 578,080
Fixed maturities	15,370,241	15,370,241	18,094,026	18,124,777
Equity securities	-	-	15,895	15,895
Mortgages	2,318,341	2,324,351	2,273,176	2,267,327
Derivative instruments -receivables	609,261	605,058	653,854	653,854
Policy loans	712,633	712,633	709,626	709,626
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

Financial liabilities:
Contractholder deposit funds and other policy liabilities	15,716,209	14,060,467	19,428,625	18,051,332
Derivative instruments - payables	446,640	442,437	160,504	160,504
Long-term debt to affiliates	1,945,000	2,045,867	1,325,000	1,370,223
Partnership capital securities	-	-	607,826	630,751
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Investments (continued):  Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair value of equity securities are based on quoted market prices.  Equity securities are included as a component of other invested assets.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values.  The current settlement values are based on dealer quotes and market prices.  Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and are included in contractholder deposit funds.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.  A brief discussion of the Company’s reinsurance agreements by business segment follows.  (Also, see Note 16 for additional information on the Company's business segments.)

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL’s in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion and $1.6 billion as of December 31, 2007 and 2006, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliate.

By reinsuring the SPWL policies, the Company reduced net investment income by $78.2 million, $97.0 million and $82.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The reduction of net investment income resulting from interest paid on funds withheld includes the impact from net investment income, net derivative (loss) income and net realized investment gains.  The Company also reduced interest credited by $73.0 million, $76.0 million and $57.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $8.9 million, $13.0 and $13.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  Fee income was reduced by $21.6 million, $37.8 million and $33.3 million for the years ended December 31, 2007, 2006 and 2005, respectively, to account for these agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the "Branch").  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business will also be reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007 pursuant to reinsurance agreement, the Company recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  As of December 31, 2007, Sun Life Vermont held assumed liabilities of $577.5 million of contractholder deposits and future contract and policy benefits of $23.7 million under the reinsurance agreement and a reinsurance payable to an affiliate of $33.1 million.  At December 31, 2007, Sun Life Vermont held assets consisting of a reinsurance receivable for funds withheld of $626.6 million, a reinsurance receivable for deferred costs of $22.3 million.  In addition, the reinsurance agreement has increased revenues by approximately $29.7 million, and increased expenses by $14.4 million for the year ended December 31, 2007.

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $626.6 million are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported in reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative at December 31, 2007 was a $3.1 million liability.  The $3.1 million loss is included in net derivative income.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

Group Protection Segment

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $0.7 million per claim for group life contracts ceded by the Company.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.  The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.  The retention limit was raised to $9,000 per claim per month for claims incurred or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The Company, through its subsidiary, SLNY, has an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2007	2006	2005
Premiums and annuity considerations:
Direct	$ 62,645	$ 61,713	$ 54,915
Assumed - Affiliated	50,986	-	-
Ceded - Affiliated	(25)	(7)	-
Ceded - Non affiliated	(2,990)	(2,514)	(2,933)
Net premiums and annuity considerations:	$ 110,616	$ 59,192	$ 51,982

Policyowner benefits:
Direct	$ 260,008	$ 197,872	$ 225,936
Assumed - Affiliated	30,430	-	-
Ceded - Affiliated	(27,620)	(34,524)	(34,061)
Ceded - Non-affiliated	(33,333)	(6,378)	(4,862)
Net policyowner benefits:	$ 229,485	$ 156,970	$ 187,013

Commission and expense:
Direct	5,617	25,175	12,149
Assumed – Affiliated	7,521	-	-
Ceded - Affiliated	(502)	(200)	(602)
Net commission and expense	12,636	24,975	11,547

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS

The Company sponsors three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans are the staff qualified pension plan (“retirement plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”). Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the two qualified pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to 2006 the Company participated in the UBF plan which was sponsored by SLOC and expensed the portion of the plan cost that was allocated to the Company.  Effective January 1, 2006 the plan was divided, with the Company taking over the benefit obligation and the associated unrecognized gain/loss and prior service cost/credit.  The Company has included the allocated projected benefit obligation (“PBO”) in a separate line in the PBO reconciliation, and accounted for the plan as the Company’s own from that point forward.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the retirement plan including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 chose to continue their participation in the plan (“Grandfathered participants”), (ii) those participants who are receiving severance or termination payments on December 31, 2005 and (iii) those participants who are receiving amounts paid under the Long Term Disability plan sponsored by the Company on December 31, 2005;

Due to the retirement plan changes, a $1.9 million curtailment charge was recognized in 2005.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of December 31, 2005, a "Grandfathered employee," or a “Rule 75 employee.”

A "Grandfathered employee" shall mean an active employee (i) who retires on or after January 1, 2006 and (ii) who as of January 1, 2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A "Rule 75 employee" shall mean an active employee (i) who is not a Grandfathered employee, ii) who retires on or after January 1, 2006, and (iii) who, when retires, is at least age 55 with 15 or more years of service and whose age plus service is at least 75.

For Grandfathered and Rule 75 employees, retiree medical coverage is provided at a reduced cost.

On September 29, 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and will adopt the year end measurement date in 2008.  As of December 31, 2007, the adoption of SFAS No. 158 as not had a material impact on the Company’s financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The following table sets forth the change in the retirement plan, agents’ pension plan and UBF plan projected benefit obligations and assets, as well as the plans’ funded status at December 31:

	2007	2006
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 261,380	$ 229,545
Other (uninsured benefit plan split)	-	28,118
Service cost	4,108	6,024
Interest cost	15,754	15,064
Actuarial gain	(11,210)	(9,862)
Benefits paid	(8,577)	(7,509)
Plan Amendments	1,302	-
Projected benefit obligation at end of year	$ 262,757	$ 261,380

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 269,712	$ 252,096
Other	(262)	(496)
Actual return on plan assets	30,951	25,621
Benefits paid	(8,577)	(7,509)
Fair value of plan assets at end of year	$ 291,824	$ 269,712

Information on the funded status of the plan:
Funded status	$ 29,067	$ 8,332
4th quarter contribution	(710)	(1,108)
Prepaid benefit cost	$ 28,357	$ 7,224

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The accumulated benefit obligation for the retirement plan, agents’ pension plan and UBF plan at December 31, 2007 and 2006 was $253.6 million and $249.4 million, respectively.

Amounts recognized in the Company’s Consolidated Balance Sheets for the retirement plan, agents’ pension plan and UBF plan consist of the following as of December 31:

	2007	2006
Other assets	$ 59,423	$ 38,345
Other liabilities	(31,066)	(31,121)
	$ 28,357	$ 7,224

Amounts recognized in the Company’s Accumulated Other Comprehensive Income (“AOCI”) consist of the following:

	2007	2006

Net actuarial gain	$ (22,103)	$ (1,923)
Prior service cost	4,529	3,564
Transition asset	(6,206)	(8,299)
	$ (23,780)	$ (6,658)

The retirement plan and agent’s pension plan are overfunded at December 31, 2007 and 2006. The funded status of the UBF plan as of December 31, 2007 and 2006 was as follows:

	2007	2006

Plan assets	$ -	$ -
Less: Projected benefit obligations	27,277	27,209
Funded status	$ (27,277)	$ (27,209)

Accumulated benefit obligation	$ 25,138	$ 24,084

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the retirement plan, agents’ plan, and UBF plan for the years ended December 31:

	2007	2006	2005

Components of net periodic benefit cost:
Service cost	$ 4,108	$ 6,024	$ 10,948
Interest cost	15,754	15,065	13,839
Expected return on plan assets	(21,874)	(21,672)	(20,092)
Amortization of transition obligation asset	(2,093)	(2,093)	(3,051)
Amortization of prior service cost	337	266	855
Curtailment loss	-	-	1,856
Recognized net actuarial (gain) loss	(107)	437	1,918
Net periodic benefit cost (benefit)	$ (3,875)	$ (1,973)	$ 6,273
The Company’s share of net periodic benefit cost	$ (3,875)	$ (1,973)	$ 4,116

Prior to becoming the plan sponsor of the UBF plan the cost allocated to the Company for its participation in the UBF Plan was $2.9 million for the year ended December 31, 2005.

Changes in the Company’s accumulated other comprehensive income related to the retirement plan, agents’ plan, and UBF plan for the following periods:

	2007	2006	2005

Net actuarial gain arising during the year	$ (20,287)	$ (1,923)	$ -
Net actuarial gain recognized during the year	107	-	-
Prior service cost arising during the year	1,302	3,564	-
Prior service cost recognized during the year	(337)	-	-
Transition asset recognized during the year	2,093	-	-
Transition asset arising during the year	-	(8,299)
Change in effect of additional minimum liability	-	(2,834)	2,834
Total recognized in AOCI	$ (17,122)	$ (9,492)	$ 2,834

Total recognized in net periodic benefit cost and other comprehensive income	$ (20,997)	$ (11,465)	$ 9,107

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial gain	$ (792)
Prior service cost	337
Transition asset	(2,093)
Total	$ (2,548)

Assumptions

Weighted average assumptions used to determine benefit obligations for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%
Rate of compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net benefit cost for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005

Discount rate	6.0%	5.8%	6.2%
Expected long term return on plan assets	8.25%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

Plan Assets

The asset allocation for the Company’s retirement plan and agents’ plan assets for 2007 and 2006 measurement, and the target allocation for 2008, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2008	2007	2006

Equity Securities	60%	65%	63%
Debt Securities	25	26	27
Commercial Mortgages	15	9	10
Total	100%	100%	100%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Cash Flow

Due to the over funded status of the retirement plan and the agent’s pension plan, the Company will not be making contributions to those plans in 2008. The Company will be making a contribution of $1.3 million to the UBF plan in 2008.

The Company has estimated the following future benefit payments for the years 2008 through 2017:

Pension Benefits
2008	9,320
2009	9,991
2010	10,629
2011	11,531
2012	12,495
2013 to 2017	76,413

Savings and Investment Plan

The Company sponsors and participates in a savings account that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

❖

❖           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

Effective January 1, 2006, the Savings and Investment Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

❖ Age Plus Service	❖ Company Contribution
❖ Less than 40	❖ 3%
❖ At least 40 but less than 55	❖ 5%
❖ At least 55	❖ 7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

❖	❖ Service
❖ Age	❖ Less than 5 years	❖ 5 or more years
❖ At least 40 but less than 43	❖ 3.0%	❖ 5.0%
❖ At least 43 but less than 45	❖ 3.5%	❖ 5.5%
❖ At least 45	❖ 4.5%	❖ 6.5%

For RIA participants who did not become participants in the retirement plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2007 employer contributions under the 401(k) Plan sponsorship for the Company and its affiliates was $21.8 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $ 16.1 million, $10.8 million and $4.6 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company’s 2005 contribution includes a $1.6 million accrued retroactive adjustment related to the January 1, 2006 amendments to the 401(k) Plan.  This retroactive adjustment was funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents (the “Retirement Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

❖

❖           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007 to settle the unfunded APBO undertaken by the Company.

The following table sets forth the change in the post-retirement benefit plan’s obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2007	2006

Benefit obligation at beginning of year	$ 45,852	$ 51,300
Service cost	1,234	1,311
Interest cost	2,915	2,967
Actuarial loss (gain)	213	(7,220)
Benefits paid	(2,979)	(2,756)
Federal Subsidy	194	250
Unfunded APBO as a result of EBG acquisition	4,800	-
Benefit obligation at end of year	$ 52,229	$ 45,852

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,979	2,756
Benefits paid	(2,979)	(2,756)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (52,229)	$ (45,852)
4th quarter contribution	532	600
Unrecognized prior service cost	-	-
Accrued benefit cost	$ (51,697)	$ (45,252)

Amounts recognized in the Company’s Consolidated Balance Sheets for the post-retirement benefit plan consist of the following:

	2007	2006

Other liabilities	$ (51,697)	$ (45,252)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’ AOCI consist of the following:

	2007	2006

Net actuarial loss	$ 13,437	$ 14,070
Prior service credit	(4,551)	(5,080)
	$ 8,886	$ 8,990

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company’s allocated share for the year ended December 31:

	2007	2006	2005
Components of net periodic benefit cost
Service cost	$ 1,234	$ 1,311	$ 1,333
Interest cost	2,915	2,967	2,994
Amortization of prior service cost	(529)	(529)	(241)
Recognized net actuarial loss	912	1,450	1,273
Net periodic benefit cost	$ 4,532	$ 5,199	$ 5,359

The Company’s share of net periodic benefit cost	$ 3,910	$ 4,501	$ 4,947

Changes in the Company’s AOCI for the following periods:

	2007	2006	2005

Net actuarial loss arising during the year	$ 279	$ 14,070	$ -
Net actuarial loss recognized during the year	(912)
Prior service cost arising during the year		(5,080)	-
Prior service cost recognized during the year	529
Total recognized in AOCI	$ (104)	$ 8,990	$ -

Total recognized in net periodic benefit cost and other comprehensive income	$ 3,806	$ 13,491	$ 4,947

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial loss	$ 916
Prior service credit	(529)
Transition (asset)/obligation	-
Total	$ 387

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%

Weighted average assumptions used to determine net cost were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.0%	5.8%	6.2%

In order to measure the post-retirement benefit obligation for 2007, the Company assumed a 9% annual rate of increase in the per capita cost of covered health care benefits.  In addition, medical cost inflation is assumed to be 9.5% in 2008 and assumed to decrease gradually to 5.00% for 2013 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 4,570	$ (4,152)

Effect on total of service and interest cost	$ 397	$ (372)

The Company has estimated the following future benefit payments for the years 2008 through 2017:

	Other Benefits	Expected Federal Subsidy
2008	$ 3,146	$ 236
2009	3,309	246
2010	3,474	252
2011	3,638	258
2012	3,768	260
2013 to 2017	$ 20,479	$ 1,226

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $63.0 million and $54.1 million at December 31, 2007 and January 1, 2007, respectively.  Of the $63.0 million, $6.4 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $56.6 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2007.

The net increase in the tax liability for UTBs of $8.9 million since the date of adoption resulted from the following:

Balance at January 1, 2007	$54,086
Gross increases related to tax positions in prior years	20,717
Gross decreases related to tax positions in prior years	(11,760)
Gross increases related to tax positions in current year	-
Settlements	-
Close of tax examinations/statutes of limitations	-

Balance at December 31, 2007	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  The Company had accrued $10.8 million of gross interest as of January 1, 2007.  During the year ended December 31, 2007, the Company recognized an additional $2.0 million in gross interest related to UTBs.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2001 and 2002.  The Company is currently at the Appeals Division of the IRS ("Appeals") with respect to the tax years 2001 and 2002.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  This examination is anticipated to be completed by August 1, 2008. While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company does not believe that any adjustments would be material to its financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2007 as the Company did for the years ended December 31, 2006 and 2005. The Company’s subsidiaries, INDY and SLNY, will be included as part of the consolidation for the year ended December 31, 2007.  For the years ended December 31, 2006 and 2005, INDY and SLNY filed stand-alone federal income tax returns.  Sun Life Vermont, a new subsidiary in 2007, will also be included as part of the consolidated return for the year ended December 31, 2007.  A summary of the components of income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2007	2006	2005
Income tax (benefit) expense:
Current	$(108,526)	$(5,792)	$11,237
Deferred	84,668	4,180	28,852

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2007	2006	2005

Expected federal income tax expense	$407	$26,838	$60,210
Low income housing credit	(5,490)	(6,225)	(5,947)
Separate account dividend received deduction	(11,988)	(13,090)	(10,150)
Prior year adjustments/settlements	932	(8,396)	(2,802)
FIN 48 adjustments/settlements	(6,375)	-	-
Other items	(1,775)	(844)	(1,220)

Federal income tax (benefit) expense	(24,289)	(1,717)	40,091
State income tax expense (benefit)	431	105	(2)

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2007	2006
Deferred tax assets:
Actuarial liabilities	$110,617	$128,848
Net operating loss	-	7,954
Investments, net	230,416	146,116
Total deferred tax assets	341,033	282,918

Deferred tax liabilities:
Deferred policy acquisition costs	(322,461)	(250,469)
Other	(2,627)	(28,852)
Total deferred tax liabilities	(325,088)	(279,321)

Net deferred tax asset	$15,945	$3,597

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $16.2 million and $32.0 million in 2007 and 2005, respectively, and made income tax payments of $22.7 million in 2006.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2007	2006

Balance at January 1	$ 36,689	$ 33,141
Less reinsurance recoverable	(5,906)	(5,886)
Net balance at January 1	30,783	27,255
Incurred related to:
Current year	96,377	26,644
Prior years	(1,805)	(1,294)
Total incurred	94,572	25,350
Paid losses related to:
Current year	(47,531)	(14,881)
Prior years	(8,867)	(6,941)
Total paid	(56,398)	(21,822)

Balance at December 31	74,878	36,689
Less reinsurance recoverable	(5,921)	(5,906)

Net balance at December 31	$ 68,957	$ 30,783

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.   Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million and $1.3 million in 2007 and 2006, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,848,818	$ 1,612,783	66.4
Minimum Income	$ 387,699	$ 56,526	60.0
Minimum Accumulation or Withdrawal	$ 3,068,060	$ 41	61.9

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2006:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2006	$ 41,749	$ 3,000	$ 44,749

Benefit Ratio Change / Assumption Changes	(6,594)	(925)	(7,519)
Incurred guaranteed benefits	51,255	383	51,638
Paid guaranteed benefits	(49,242)	(1,153)	(50,395)
Interest	2,755	143	2,898

Balance at December 31, 2006	$ 39,923	$ 1,448	$ 41,371

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.  The net balance of GMABs and GMWBs constituted (a liability) an asset in the amount of $(37.4) million and $8.4 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$1,234,206	$1,341,377
Acquisition costs deferred	356,087	264,648
Amortized to expense during the year	(169,799)	(391,585)
Adjustment for unrealized investment losses during the year	182,903	19,766
Balance at December 31	$1,603,397	$1,234,206

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and customer renewals acquired for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$47,744	$53,670
Amount capitalized due to acquisition of new business	23,854	-
Amortized to expense during the year	(19,322)	(7,597)
Adjustment for unrealized investment (gains) losses during the year	(470)	1,671
Balance at December 31	$51,806	$47,744

Additions to VOBA and customer renewals acquired were a result of the SLHIC to SLNY asset transfer, as described in Footnote 1.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “contracts”) in the State of New York.  These contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to SLNY contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term "Other Subs" is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC and VOBA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$19,735	$32,247	$-	$-	$51,982
Net investment income	958,397	94,264	59,599	269	1,112,529
Net derivative income	16,743	-	-	(269)	16,474
Net realized investment gains (losses)	20,924	(4,086)	87	-	16,925
Fee and other income	346,449	13,578	2,248	-	362,275

Total revenues	1,362,248	136,003	61,934	-	1,560,185

Benefits and Expenses

Interest credited	567,028	69,641	833	-	637,502
Interest expense	72,122	-	51,157	-	123,279
Policyowner benefits	161,350	25,663	-	-	187,013
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Other operating expenses	172,753	23,489	301	-	196,543

Total benefits and expenses	1,207,583	128,284	52,291	-	1,388,158

Income before income tax expense, and minority interest share of loss	154,665	7,719	9,643	-	172,027

Income tax expense	34,757	2,278	3,054	-	40,089
Equity in the net income of subsidiaries	12,030	-	3,074	(15,104)	-
Minority interest share of loss	(1,214)	-	-	-	(1,214)

Net income	$133,152	$5,441	$9,663	$(15,104)	$133,152

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$12,061,211	$1,463,043	$113,719	$-	$13,637,973
Trading fixed maturities at fair value	3,856,053	-	-	-	3,856,053
Subordinated note from affiliate held-to-maturity	-	-	600,000	-	600,000
Investment in subsidiaries	449,307	-	63,952	(513,259)	-
Mortgage loans	2,111,884	161,292	-	-	2,273,176
Derivative instruments – receivable	653,854	-	-	-	653,854
Limited partnerships	193,728	-	-	-	193,728
Real estate	157,281	-	29,610	-	186,891
Policy loans	672,553	139	36,934	-	709,626
Other invested assets	884,304	65,922	-	-	950,226
Cash and cash equivalents	513,190	54,231	10,659	-	578,080
Total investments and cash	21,553,365	1,744,627	854,874	(513,259)	23,639,607

Accrued investment income	266,141	15,125	9,952	-	291,218
Deferred policy acquisition costs	1,149,185	85,021	-	-	1,234,206
Value of business acquired	47,744	-	-	-	47,744
Net deferred tax asset	8,587	-	1,963	(6,953)	3,597
Goodwill	658,052	37,788	5,611	-	701,451
Receivable for investments sold	30,146	1,244	1,851	-	33,241
Reinsurance receivable	1,812,093	5,906	-	-	1,817,999
Other assets	136,406	15,146	1,678	-	153,230
Separate account assets	20,190,709	796,827	72,719	-	21,060,255

Total assets	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,945,270	$1,437,396	$45,959	$-	$19,428,625
Future contract and policy benefits	696,012	54,100	-	-	750,112
Payable for investments purchased	210,668	5,735	2,062	-	218,465
Accrued expenses and taxes	141,607	-	213	2,875	144,695
Deferred tax liability	-	6,953	-	(6,953)	-
Debt payable to affiliates	1,325,000	-	-	-	1,325,000
Partnership capital securities	-	-	607,826	-	607,826
Reinsurance payable to affiliate	1,605,626	-	-	-	1,605,626
Derivative instruments – payable	160,504	-	-	-	160,504
Other liabilities	1,073,678	90,517	16,766	(2,875)	1,178,086
Separate account liabilities	20,190,709	796,827	72,719	-	21,060,255

Total liabilities	43,349,074	2,391,528	745,545	(6,953)	46,479,194

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,143,408	239,963	185,529	(425,492)	2,143,408
Accumulated other comprehensive income	14,030	1,432	1,369	(2,801)	14,030
Retained earnings	339,479	66,661	13,663	(80,324)	339,479

Total stockholder’s equity	2,503,354	310,156	203,103	(513,259)	2,503,354

Total liabilities and stockholder’s equity	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount and premiums	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and SIA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC and VOBA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)
Purchases of trading fixed maturities, net of sales	475,340	-	(576,176)	-	(100,836)

Net cash provided by operating activities	1,145,265	89,463	(496,573)	(63,995)	674,160

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)
Early redemption premium	-	-	25,578	-	25,578

Net cash provided by investing activities	$1,677,596	$123,004	$701,089	$-	$2,501,689

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Issuance of debt	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Amortization of discount and premiums	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268
Purchases of trading fixed maturities, net of sales	(1,866,153)	-	-	-	(1,866,153)

Net cash (used in) provided by operating activities	(976,396)	68,861	7,837	(8,000)	(907,698)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash provided by investing activities	$1,209,820	$191,610	$2,379	$-	$1,403,809

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Issuance of debt	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash provided by (used in) financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$133,152	$5,441	$9,663	$(15,104)	$133,152
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Minority interest in loss	(1,214)	-	-	-	(1,214)
Amortization of discount and premiums	63,251	7,224	882	-	71,357
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Depreciation and amortization	3,338	-	647	-	3,985
Net (gains) losses on derivatives	(77,294)	-	-	269	(77,025)
Net realized (gain) loss on available-for-sale investments	(20,924)	4,086	(87)	-	(16,925)
Changes in fair value of trading investments	80,324	-	-	-	80,324
Net realized gains on trading	(11,162))	-	-	-	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(48,244)	-	-	-	(48,244)
Interest credited to contractholder deposits	567,028	69,641	833	-	637,502
Deferred federal income taxes	22,860	(947)	134	-	22,047
Equity in net income of subsidiaries	(12,030)	-	(3,074)	15,104	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(252,271)	(9,646)	-	-	(261,917)
Accrued investment income	17,191	844	(119)	-	17,916
Net reinsurance receivable/payable	85,381	495	-	-	85,876
Future contract and policy benefits	24,387	736	-	-	25,123
Other, net	25,350	29,109	(654)	(269)	53,536
Purchases of trading fixed maturities, net of sales	(651,921)	-	-	-	(651,921)

Net cash (used in) provided by operating activities	181,532	116,474	8,225	-	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,955,938	673,665	55,405	-	5,685,008
Mortgage loans	109,854	7,584	-	-	117,438
Real estate	947	-	-	-	947
Other invested assets	483,700	-	-	-	483,700
Net cash from sale of subsidiary	17,040	-	-	-	17,040
Purchases of:
Available-for-sale fixed maturities	(4,642,052)	(568,813)	(58,346)	-	(5,269,211)
Mortgage loans	(374,931)	(15,445)	-	-	(390,376)
Real estate	(6,264)	-	(384)	-	(6,648)
Other invested assets	(171,539)	-	-	-	(171,539)
Net change in other investing activities	(239,910)	-	-	-	(239,910)
Net change in policy loans	(5,471)	(35)	42	-	(5,464)
Net change in short-term investments	(4,576)	-	-	-	(4,576)

Net cash provided by investing activities	$122,736	$96,956	$(3,283)	$-	$216,409

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,663,596	$53,495	$-	$3050	$2,720,141
Withdrawals from contractholder deposit funds	(3,142,775)	(255,647)	(2,996)	(3050)	(3,404,468)
Issuance of debt	100,000	-	-	-	100,000
Dividends paid to parent	(150,600)	-	-	-	(150,600)
Additional capital contributed to subsidiaries	(340)	-	340	-	-
Other, net	6,992	-	-	-	6,992

Net cash provided by (used in) financing activities	(523,127)	(202,152)	(2,656)	-	(727,935)

Net change in cash and cash equivalents	(218,859)	11,278	2,286	-	(205,295)

Cash and cash equivalents, beginning of period	500,199	43,262	9,488	-	552,949

Cash and cash equivalents, end of period	$281,340	$54,540	$11,774	$-	$347,654

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to more closely align with rating agency standards.  The changes impact the amount of capital and income on capital that is allocated to the Wealth Management, Individual Protection and Group Protection Segments from the Corporate Segment.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability, dental and stop loss insurance to small and mid-size employers in the State of New York, through the Company's subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, certain consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense and minority interest	122,311	3,544	271	45,901	172,027

Net income	93,570	2,443	176	36,963	133,152

Total assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the years ended December 31, 2007, 2006 and 2005, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory capital and surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2007	2006	2005

Statutory capital and surplus	$ 1,790,457	$ 1,610,425	$ 1,778,241
Statutory net (loss) income	(913,114)	123,305	140,827

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $179.0 million in 2008 without prior approval from the Delaware Commissioner of Insurance.

In 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.  In 2005, the Company’s board of directors approved and the Company paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2008 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2007, 2006 or 2005.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.3 million in 2008 without prior approval from the Rhode Island Commissioner of Insurance.  .No dividends were paid by INDY during 2007, 2006 or 2005.

The Company’s new Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that its surplus and capital exceeds specified risk-based capital levels.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31 were as follows:

	2007	2006	2005
Unrealized (losses) gains on available-for-sale securities	$ (317,402)	$ 38,400	$ 56,493
Changes in reserves due to unrealized (losses) gains on available-for-sale securities	(26,702)	(9,346)	(22,039)
Unrealized gains (losses) on pension and other postretirement plan adjustments	14,894	(2,332)	(2,834)
Changes in DAC due to unrealized (losses) gains on available-for-sale securities	189,687	(2,719)	(12,842)
Changes in VOBA due to unrealized (losses) gains on available-for-sale securities	-	470	(1,201)
Tax effect and other	47,120	(10,443)	1,683

Accumulated Other Comprehensive (Loss) Income	$ (92,403)	$ 14,030	$ 19,260

20. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2006-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the year ended December 31, 2007, the Company recorded a benefit of $12.0 million related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2007, minimum future lease payments under such leases were as follows:

2008	$ 1,377
2009	283
2010	45
Total	$ 1,705

Total rental expense for the years ended December 31, 2007, 2006 and 2005 was $9.4 million, $7.6 million and $8.5 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008.  As of December 31, 2007, the minimum future lease payments under the sublease agreements was $0.3 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 27, 2008

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated December 3, 1985, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account G (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

B.	None.

C.
Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on March 31, 2000.)

D.
(1)  Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 5, 2004.)

(2)  Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

E.
(1)  Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2)  Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(3)  Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4)  Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)  Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6)  Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

F.
(1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)  Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

H.           (1)      Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on February 3, 2000.)

(2)      Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(3)      Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(4)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(5)      Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(6)       Amended and Restated Participation Agreement, dated November 6, 2002, by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(7)      Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(8)      Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(9)
Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(10)
Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(11)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(12)
Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(13)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(14)
Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(15)    Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(16)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(17)    Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.  (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, File No.333-136435, filed with the Securities and Exchange Commission on August 9, 2006.)

(18)    Participation Agreement, dated November 16, 2005, by and among Janus Aspen Series, Janus Distributors LLC and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, File No. 333-136435, filed with the Securities and Exchange Commission on

August 9, 2006.)

(19)    Participation Agreement, dated September 1, 2005, by and among Sun Life Assurance Company of Canada (U.S.), Royce Capital Fund and Royce & Associates, LLC. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, File No. 333-136433, filed with the Securities and Exchange Commission on August 9, 2006.)

(20)    Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(21)  Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 27, 2007.)

(22)  Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 27, 2007.)

(23)
Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company.

I.
Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

J. (1)
Powers of Attorney. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 24, 2008.)

(2)
Resolution of the Board of Directors of the Depositor dated July 24, 2003, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed with the Securities and Exchange Commission on February 5, 2004.)

K.           Legal Opinion.

L.           None.

M.           None.

N.           Consent of Independent Registered Public Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director and Chairman
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Employee Benefits Group
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and President
Michele G. Van Leer Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Retail Insurance and Annuity Division
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West Toronto Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Maura E. Slattery Machold Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations
Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Sun Life Financial Distribution Group

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial..

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 of Sun Life of Canada (U.S.) Variable Account F, File No. 333-83516, filed February 12, 2008.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, I and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

James J. Cahill	President
Scott M. Davis	Director
Michele G. Van Leer	Director
Ronald H. Friesen	Director
Ann B. Teixeira	Assistant Vice President, Compliance
Michael S. Bloom	Secretary
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa M. Gair	Assistant Secretary
Michelle D’Albero	Counsel

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life of Canada (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 22nd day of September, 2008.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: __/s/ Robert C. Salipante_________________
Robert C. Salipante
President

*By:	__/s/ Sandra M. DaDalt______________________________
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante	Director and President	September 22, 2008
Robert C. Salipante	(Principal Executive Officer)

/s/ Ronald H. Friesen	Director and Senior Vice President and Chief Financial	September 22, 2008
Ronald H. Friesen	Officer and Treasurer
(Principal Financial Officer)

/s/ Michael K. Moran	Vice President and Chief Accounting Officer	September 22, 2008
Michael K. Moran	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	September 22, 2008
Sandra M. DaDalt
Richard P. McKenney, Director
Thomas A. Bogart, Director
Scott M. Davis, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed with the Securities and Exchange Commission on February 5, 2004.)

EXHIBIT INDEX

H23	Participation Agreement

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm